This is filed pursuant to rule 497(h).
Alliance California Municipal Income Fund, Inc.
33 Act File Number:  333-82898.

PROSPECTUS

                                  $81,000,000

                Alliance California Municipal Income Fund, Inc.

                           Auction Preferred Shares
                            1,620 Shares, Series M
                            1,620 Shares, Series T
                   Liquidation Preference $25,000 Per Share

                                 -------------

   Investment Objective. The Fund is a recently organized, non-diversified, closed-end management investment company. The Fund's investment objective is to seek to provide high current income exempt from regular federal and California income tax. The Fund cannot assure you that it will achieve its investment objective.

   Investment Policies. Under normal conditions, the Fund will invest at least 80%, and normally substantially all, of its net assets in municipal bonds paying interest that is exempt from regular federal and California income tax. Normally, the Fund will invest at least 75% of its net assets in investment grade municipal bonds (i.e., rated Baa or BBB or higher) or unrated municipal bonds considered to be of comparable quality as determined by the Fund's investment adviser. The Fund may invest up to 25% of its net assets in municipal bonds rated below investment grade and unrated municipal bonds considered to be of comparable quality as determined by the Fund's investment adviser. The Fund intends to invest primarily in municipal bonds that pay interest that is not subject to the alternative minimum income tax, but may invest without limit in municipal bonds paying interest that is subject to the alternative minimum tax.

                                 -------------

   Investing in the Fund's preferred shares involves certain risks. Before buying any preferred shares you should read the discussion of the material risks of investing in the Fund in "Risks" beginning on page 17. These risks are summarized in "Prospectus Summary--Special Risk Considerations" beginning on page 5.

   Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                                 -------------

                                                                     Per
                                                                    Share     Total
                                                                    -----     -----
Public Offering Price                                              $25,000 $81,000,000
Sales Load                                                         $   250 $   810,000
Proceeds to the Fund/(1)/ (before expenses)                        $24,750 $80,190,000

--------
(1) Not including offering expenses payable by the Fund estimated to be $198,712.

   The Underwriters are offering preferred shares subject to certain conditions. The Underwriters expect to deliver the preferred shares to an investor's broker-dealer in book-entry form, through the facilities of the Depository Trust Company, on or about March 27, 2002.

                                 -------------

Salomon Smith Barney

                              Merrill Lynch & Co.

                                                                    UBS Warburg

March 22, 2002

  (Continued from previous page)

   The Fund is offering 1,620 shares of Series M Preferred Shares and 1,620 shares of Series T Preferred Shares (referred to together in this Prospectus as "Preferred Shares"). The Preferred Shares have a liquidation preference of $25,000 per share, plus any accumulated, unpaid dividends. The Preferred Shares also have priority over the Fund's common shares as to distribution of assets as described in this Prospectus. The dividend rate for the initial dividend rate period will be 1.05% and 1.05% for Series M and Series T, respectively. The initial rate period is from the date of issuance through April 8, 2002 for Series M and April 9, 2002 for Series T. For subsequent rate periods, Preferred Shares pay dividends based on a rate set at auction, usually held weekly. Prospective purchasers should carefully review the auction procedures described in the Prospectus and should note: (1) a buy order (called a "bid order") or sell order is a commitment to buy or sell Preferred Shares based on the results of an auction and (2) purchases and sales will be settled on the next business day after the auction. Preferred Shares are not listed on an exchange. You may only buy or sell Preferred Shares through an order placed at an auction with or through a broker-dealer that has entered into an agreement with the auction agent and the Fund, or in a secondary market maintained by certain broker-dealers. These broker-dealers are not required to maintain this market, and it may not provide you with liquidity.

   The Preferred Shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

   You should read this Prospectus, which contains important information about the Fund, before deciding whether to invest and retain it for future reference. A Statement of Additional Information, dated March 22, 2002, containing additional information about the Fund, has been filed with the Securities and Exchange Commission and is incorporated by reference in its entirety into this Prospectus, which means that it is part of the Prospectus for legal purposes. You can review the table of contents of the Statement of Additional Information on page 42 of this Prospectus. You may request a free copy of the Statement of Additional Information by calling (800) 227-4618 or by writing to the Fund, or obtain a copy (and other information regarding the Fund) from the Securities and Exchange Commission web site (http://www.sec.gov).

   You should rely only on the information contained or incorporated by reference in this Prospectus. The Fund has not, and the Underwriters have not, authorized anyone to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. The Fund is not, and the Underwriters are not, making an offer of Preferred Shares in any state where the offer is not permitted. You should not assume that the information contained in this Prospectus is accurate as of any date other than the date on the front of this Prospectus. The Fund's business, financial condition, results of operations and prospects may have changed since that date.

                                 -------------

                               TABLE OF CONTENTS

                                                                           Page
                                                                           ----
Prospectus Summary........................................................   1
Financial Highlights......................................................   8
The Fund..................................................................   9
Use of Proceeds...........................................................   9
Capitalization............................................................  10
Portfolio Composition.....................................................  10
The Fund's Investments....................................................  11
Risks.....................................................................  17
Management of the Fund....................................................  21
Description of Preferred Shares...........................................  23
The Auction...............................................................  32
Description of Common Shares..............................................  35
Certain Provisions of the Charter Documents...............................  36
Repurchase of Common Shares; Conversion to Open-End Fund..................  37
Tax Matters...............................................................  38
Underwriting..............................................................  40
Custodian, Transfer Agent, Dividend Disbursing Agent and Redemption Agent.  41
Legal Matters.............................................................  41
Table of Contents for the Statement of Additional Information.............  42

                                 -------------

                              PROSPECTUS SUMMARY

   This is only a summary. You should review the more detailed information contained in this Prospectus and the Statement of Additional Information ("SAI"), including the Articles Supplementary attached as Appendix A to the SAI (the "Articles"), which describe the rights and preferences of the Preferred Shares. Capitalized terms used but not defined in this Prospectus shall have the meanings described in the Articles.

The Fund..............  Alliance California Municipal Income Fund, Inc. (the
                          "Fund") is a recently organized, non-diversified, closed-end management investment company. The Fund is designed to provide tax benefits to investors who are residents of California. The Fund's common shares ("Common Shares") are traded on the New York Stock Exchange ("NYSE") under the symbol AKP. As of March 8, 2002, the Fund had 8,231,667 Common Shares outstanding and net assets of $116,744,189.

The Offering..........  The Fund is offering 1,620 Series M Preferred Shares and 1,620 Series T Preferred Shares at a purchase price of $25,000 per share. The Preferred Shares are being offered through Salomon Smith Barney Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and UBS Warburg LLC (the "Underwriters"). See "Underwriting."

Investment Objective
  and Policies........  The Fund's investment objective is to seek to provide high current income exempt from regular federal and California income tax. Under normal conditions, the Fund will seek to achieve its objective by investing substantially all of its net assets in municipal bonds that pay interest that, in the opinion of the bond counsel to the issuer, is exempt from regular federal and California income tax ("California Municipal Bonds"). As a matter of fundamental policy, the Fund will normally invest at least 80% of its net assets in California Municipal Bonds. In addition, the Fund will normally invest at least 75% of its net assets in California Municipal Bonds that, at the time of investment, are of investment grade quality. Investment grade quality municipal bonds are those rated within the four highest grades (Baa or BBB or better) by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Rating Service ("S&P") or Fitch, Inc. ("Fitch"), or, if unrated, determined to be of comparable quality by the Fund's investment adviser, Alliance Capital Management L.P. ("Alliance"). The Fund may invest up to 25% of its net assets in California Municipal Bonds that, at the time of investment, are rated below investment grade by Moody's, S&P or Fitch or, if unrated, determined to be of comparable quality by Alliance. Municipal bonds of below investment grade quality are regarded as having predominantly speculative characteristics with respect to the issuer's capacity to pay interest and repay principal and are commonly referred to as "junk bonds." Municipal bonds in the lowest investment grade category may also be considered to possess some speculative characteristics.

                        While the Fund intends to invest primarily in municipal
                          bonds that pay interest that is not subject to the federal alternative minimum tax ("AMT"), it may invest without limit in AMT-subject municipal bonds.

                          Investors who are subject to the AMT or would become subject to the AMT by investing in Preferred Shares should consult with their tax advisers before purchasing Preferred Shares. See "Tax Matters."

                        The Fund may at times use certain types of investment
                          techniques in managing the Fund's portfolio, which themselves may involve additional risks. The techniques include investment derivatives, such as futures contracts, options on futures contracts, options, and interest rate swaps, caps and floors.

                        The Fund cannot assure you that it will attain its
                          investment objective. See "The Fund's Investments."

Investment Adviser....  Alliance is the Fund's investment adviser. Subject to the supervision of the Board of Directors, Alliance provides investment advisory services and order placement facilities for the Fund. Alliance receives an annual fee, payable monthly, in a maximum amount equal to .65% of the Fund's average daily net assets. Alliance is a leading global investment management firm supervising client accounts with assets as of January 31, 2002 totaling approximately $451 billion. Alliance provides diversified investment management and related services globally to a broad range of clients including: institutional investors such as corporate and public employee pension funds, endowment funds, domestic and foreign institutions, and governments and affiliates; private clients, consisting of high net worth individuals, trusts and estates, charitable foundations, partnerships, private and family corporations, and other entities; individual investors by means of retail mutual funds sponsored by Alliance; and institutional investors by means of in-depth research, portfolio strategy, trading and brokerage-related services. See "Management of the Fund."

Trading Market........  The Preferred Shares are not listed on an exchange.
                          Instead, you may buy or sell Preferred Shares at an Auction that normally is held weekly by submitting orders to a Broker-Dealer or to a broker-dealer that has entered into a separate agreement with a Broker-Dealer. In addition to the Auctions, Broker-Dealers and other broker-dealers may maintain a secondary trading market in Preferred Shares outside of Auctions, but may discontinue this activity at any time. There is no assurance that a secondary market will provide shareholders with liquidity. You may transfer shares outside of Auctions only to or through a Broker-Dealer, or a broker-dealer that has entered into a separate agreement with a Broker-Dealer.

                        The table below shows the first Auction Date for each
                          series of the Preferred Shares and the day on which each subsequent Auction will normally be held for each series of the Preferred Shares, which, if not a Business Day, will be the next preceding Business Day before a Subsequent Rate Period. The first Auction Date will be April 8, 2002 for Series M Preferred Shares and April 9, 2002 for Series T Preferred Shares, in each case the Business Day before the Dividend Payment Date for the Initial Rate Period for each series of the Preferred Shares. The start date for Subsequent Rate Periods normally will be the next Business Day following the Auction Date unless the then-current Rate Period is a Special Rate Period.


                                                        First Auction Subsequent
                        Series                              Date*      Auction
                        ------                          ------------- ----------
                        M..............................    April 8     Monday
                        T..............................    April 9     Tuesday

                        --------
                        * All dates are 2002.

Dividends and Rate
  Periods.............  The table below shows the dividend rate for the Initial
                          Rate Period of the Preferred Shares offered in this Prospectus. For Subsequent Rate Periods, the Preferred Shares will pay dividends based on a rate set at Auctions, normally held weekly, except in the case of Special Rate Periods. In most instances dividends are also paid weekly, on the Business Day following the end of the Rate Period, except in the case of Special Rate Periods of longer than 28 days. The rate set at Auction will not exceed the Maximum Rate. See "Description of Preferred Shares--Dividends and Dividend Periods--General."

                        The table below also shows the date from which
                          dividends on the Preferred Shares will accumulate at the initial rate, the Dividend Payment Date for the Initial Rate Period and the day on which dividends will normally be paid. If dividends are payable on a day that is not a Business Day, then your dividends will be paid on the first Business Day that falls after that day.
                        Finally, the table below shows the number of days in
                          the Initial Rate Period for the Preferred Shares. Subsequent Rate Periods may be as short as seven days but may be as long as 5 years in the case of a Special Rate Period. The Dividend Payment Date for Special Rate Periods of more than 28 days will be set out in the notice designating a Special Rate Period. See "Description of Preferred Shares--Dividends and Dividend Periods--Designation of Special Rate Periods."

                                                                         Number
                                                   Dividend              of Days
                                      Date of      Payment    Subsequent   of
                           Initial  Accumulation   Date for    Dividend  Initial
                           Dividend  at Initial  Initial Rate  Payment    Rate
                    Series   Rate      Rate*       Period*       Day     Period
                    ------ -------- ------------ ------------ ---------- -------
                      M...   1.05%    March 27     April 9     Tuesday     13
                      T...   1.05%    March 27     April 10   Wednesday    14
                    --------
                    * All dates are 2002.

Special Tax
  Considerations......  Because under normal circumstances the Fund will invest substantially all of its net assets in municipal bonds that pay interest that is exempt from regular federal and California income tax, distributions of the Fund's interest income that you receive will ordinarily be exempt from regular federal and California income taxes. However, a portion of such distributions may be subject to the AMT because the Fund may invest in AMT-subject municipal bonds. Net capital gain and other taxable income, if any, earned by the Fund will be allocated proportionately to holders of Common Shares ("Common Shareholders") and Preferred Shares ("Preferred Shareholders") based on the percentage of total dividends paid to each class for that year. Distributions of any such net capital gain or other taxable income will be taxable to shareholders. The Fund intends to notify Preferred Shareholders, before any applicable Auction for a Rate Period of 28 days or less, of the amount of any federal taxable income and gain to be paid for the period relating to that Auction. For longer rate periods, the Fund may also notify Preferred Shareholders although it is not required to do so. In certain circumstances, the Fund will make Preferred Shareholders whole for taxes owing on dividends paid to Preferred Shareholders that include taxable income and gain. The Fund will provide notice of the amount of taxable income and gain to Preferred Shareholders. See "Tax Matters."

Ratings...............  Shares of each series of the Preferred Shares will be issued with a rating of Aaa from Moody's and AAA from S&P. Because the Fund is required to maintain at least one of these ratings, it must own portfolio securities of a sufficient value and with adequate credit quality to meet the rating agencies' guidelines. See "Description of Preferred Shares--Rating Agency Guidelines and Asset Coverage."

Redemption............  Although the Fund will not ordinarily redeem the
                          Preferred Shares, it may be required to redeem shares if, for example, the Fund does not meet an asset coverage ratio required by law or to correct a failure to meet a rating agency guideline in a timely manner. The Fund voluntarily may redeem the Preferred Shares in certain circumstances. See "Description of Preferred Shares--Redemption" and "Description of Preferred Shares--Rating Agency Guidelines and Asset Coverage."

Liquidation Preference  The liquidation preference of the shares of each series of the Preferred Shares will be $25,000 per share plus accumulated but unpaid dividends, if any, thereon. See "Description of Preferred
                          Shares--Liquidation."

Voting Rights.........  The Preferred Shareholders, voting as a separate class, have the right to elect at least two Directors at all times and to elect a majority of the Directors in the event two years' dividends on the Preferred Shares are unpaid. In each case, the remaining Directors will be elected by the Common Shareholders and Preferred Shareholders voting together as a single class. The Preferred Shareholders will vote as a separate class on certain other matters as required under the Fund's Charter, the Investment Company Act of 1940 (the "1940 Act") and Maryland law. See "Description of Preferred Shares--Voting Rights" and "Certain Provisions of the Charter Documents."

Special Risk
  Considerations......  Risks of investing in the Preferred Shares include:

                        Auction Risk.  You may not be able to sell the
                          Preferred Shares at an Auction if the Auction fails; that is, if there are more Preferred Shares offered for sale than there are buyers for those shares. As a result, your investment in the Preferred Shares may be illiquid. Neither the Broker-Dealers nor the Fund are obligated to purchase Preferred Shares in an Auction or otherwise, nor is the Fund required to redeem the Preferred Shares in the event of a failed Auction.

                        Ratings and Asset Coverage Risk.  A rating agency could
                          downgrade the Preferred Shares, which could affect their liquidity and value. In addition, the Fund may be forced to redeem the Preferred Shares to meet regulatory or Rating Agency requirements. The Fund may also voluntarily redeem the Preferred Shares under certain circumstances.

                        Secondary Market Risk.  You could receive less than the
                          price you paid for the Preferred Shares if you sell them outside of an Auction, especially when market interest rates are rising. Although the Broker-Dealers may maintain a secondary trading market in the Preferred Shares outside of Auctions, they are not obligated to do so, and no secondary market may develop or exist at any time for the Preferred Shares.

                        General risks of investing in the Fund include:

                        Limited Operating History.  The Fund is a recently
                          organized, non-diversified, closed-end management investment company, which has been operational for less than three months.

                        Interest Rate Risk.  This is the risk that changes in
                          interest rates will adversely affect the yield or value of the Fund's investments in California Municipal Bonds. Generally, when market interest rates fall, municipal bond prices rise, and vice versa. Increases in market interest rates will cause the municipal bonds in the Fund's portfolio to decline in value. The prices of longer-term municipal bonds generally fluctuate more than prices of shorter-term municipal bonds as interest rates change. Because the Fund will invest primarily in long-term municipal bonds, the Common Share net asset value ("NAV") and market price per share will fluctuate more in response to changes in market interest rates than if the Fund invested primarily in shorter-term municipal bonds. If long-term rates rise, the value of the Fund's investment portfolio may decline, reducing asset coverage on the Preferred Shares.

                        Credit Risk.  Credit risk is the risk that one or more
                          municipal bonds in the Fund's portfolio will decline in price, or that its issuer will fail to pay interest or principal when due, because the issuer of the municipal bond experiences a decline in its financial status. The Fund may invest up to 25% (measured at the time of investment) of its net assets in municipal bonds that are rated below investment grade or, if unrated, determined to be of comparable quality by Alliance. The prices of these lower grade municipal bonds are more sensitive to negative developments, such as a decline in the issuer's revenues or a general economic downturn, than are the prices of higher-grade municipal bonds. Municipal bonds of below investment grade quality (commonly referred to as "junk bonds") are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal when due and therefore involve a greater risk of default. Municipal bonds in the lowest investment grade category may also be considered to possess some speculative characteristics by certain rating agencies. Any default by an issuer of a municipal bond could have a negative impact on the Fund's ability to pay dividends on the Preferred Shares and could result in the redemption of some or all of the Preferred Shares.

                        Concentration Risk.  The Fund's policy of investing
                          substantially all of its assets in California Municipal Bonds makes the Fund more susceptible to adverse economic, political or regulatory risks affecting the issuers of such bonds. As a result of popular initiative and legislative activity, the ability of the State of California (the "State") and its local governments to raise money through property taxes and to increase spending has been the subject of considerable debate and change in recent years. In addition, during the past year California has experienced difficulties with the prices of natural gas and electricity in much of the State. These difficulties are likely to continue for several years. For a discussion of economic and other conditions in California, see "Risks--Concentration Risk" and Appendix D to the SAI.

                        Leverage Risk.  The Fund uses financial leverage for
                          investment purposes. Leverage risk includes the risk associated with the issuance of the Preferred Shares to leverage the Common Shares. If the dividend rate on the Preferred Shares exceeds the net rate of return on the Fund's portfolio, the leverage will result in a lower NAV than if the Fund were not leveraged, and the Fund's ability to pay dividends and to meet its asset coverage tests would be reduced.

                          Investment by the Fund in derivative instruments may amplify the effects of leverage. See "The Fund's Investments" for a discussion of derivative instruments.

                          Because the management fees received by Alliance are based on the total net assets of the Fund (including assets acquired with the proceeds of the Preferred Shares), Alliance has a financial incentive for the Fund to use leverage and issue Preferred Shares.

                        Municipal Bond Market Risk.  This is the risk that
                          special factors, such as legislative changes and local and business developments, may adversely affect the yield or value of the Fund's investments in municipal bonds or other municipal securities. The amount of public information available about municipal bonds is generally less than that for corporate equities or bonds and the investment performance of the Fund may therefore be more dependent on the analytical abilities of Alliance than would be a stock fund or taxable bond fund. The secondary market for municipal bonds, particularly below investment grade municipal bonds in which the Fund may invest, also tends to be less developed and less liquid than many other securities markets, which may adversely affect the Fund's ability to sell its municipal bonds at attractive prices.

                        Non-Diversification.  Because the Fund is classified as
                          "non-diversified" under the Investment Company Act of 1940, as amended (the "1940 Act"), it can invest a greater portion of its assets in obligations of a single issuer. As a result, the Fund will be more susceptible than a more widely diversified fund to any single corporate, economic, political or regulatory occurrence. See "The Fund's Investments." In addition, the Fund must satisfy certain asset diversification rules in order to qualify as a regulated investment company for federal income tax purposes.

                        Anti-Takeover Provisions.  The Fund's Charter (the
                          "Charter") and Bylaws (together, the "Charter Documents") include provisions that could limit (i) the ability of other entities or persons to acquire control of the Fund; (ii) the Fund's freedom to engage in certain transactions; or (iii) the ability of the shareholders to amend the Charter Documents, effect changes in the Fund's management, or convert the Fund to open-end status. See "Certain Provisions of the Charter Documents."

                             FINANCIAL HIGHLIGHTS

   Information contained in the table below under "Per Share Operating Performance" and "Ratios/Supplemental Data" shows the unaudited operating performance of the Fund from the commencement of the Fund's operations on January 30, 2002 until March 8, 2002. Since the Fund was recently organized, the table covers approximately six weeks of operations, during which a portion of the Fund's assets was held in temporary investments pending investment in municipal bonds that meet the Fund's investment objective and policies. Accordingly, the information may not provide a meaningful picture of the Fund's operating performance.

                                                                 For the period
                                                              January 30, 2002/(a)/
                                                                    through
                                                                 March 8, 2002
                                                                  (Unaudited)
                                                              --------------------
Per Share Operating Performance:
Net asset value, beginning of period.........................             $  14.33
Net investment income/(b)(c)/................................                  .04
Net realized and unrealized loss on investment transactions..                 (.16)
Offering costs...............................................                 (.03)
                                                                          --------
Net asset value, end of period...............................             $  14.18
                                                                          ========
Market value, end of period..................................             $  15.04
Total investment return based on:/(d)/
Market value.................................................                  .27%
Net asset value..............................................                (1.05)%
Ratios/Supplemental Data:
Net assets, end of period (000's omitted)....................             $116,744
Ratio of expenses to average net assets before fee waiver....                 1.01%*
Ratio of net investment income to average net assets before
  fee waivers ...............................................                 2.57%*
Ratio of expenses to average net assets  net of fee waivers..                  .71%*
Ratio of net investment income to average  net assets net of
  fee waivers................................................                 2.87%*
Portfolio turnover rate......................................                    5%

--------
*   Annualized.
(a) Commencement of operations. Net asset value immediately after closing of the first public offering was $14.30.
(b) Based on average shares outstanding.
(c) Net of fees waived by Alliance.
(d) Total investment return is calculated assuming a purchase of Common Shares on the opening of the first day and a sale on the closing of the last day of the period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase for the discount or a decrease in the premium of the market value to net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of the period. Total investment return calculated for a period of less than one year is not annualized.

                                   THE FUND

   The Fund is a recently organized, non-diversified, closed-end management investment company registered under the 1940 Act. The Fund was organized as a Maryland corporation on November 9, 2001. On January 31, 2002, the Fund issued an aggregate of 7,800,000 Common Shares, par value $.001 per share, pursuant to the initial public offering thereof. On February 28, 2002, the Fund issued an additional 425,000 Common Shares and on March 15, 2002 the Fund issued an additional 285,000 Common Shares in connection with the exercise by the Underwriters of the over-allotment option. The Fund's Common Shares are traded on the NYSE under the symbol AKP. The Fund's principal office is located at 1345 Avenue of the Americas, New York, New York 10105, and its telephone number is (212) 969-1000. The Fund is designed to provide tax benefits to investors who are California residents.

   The following provides information about the Fund's outstanding shares as of March 8, 2002:

                                                        Amount Held
                                           Amount     by the Fund or    Amount
Title of Class                           Authorized   for its Account Outstanding
--------------                          ------------- --------------- -----------
Common................................. 1,999,996,760        0         8,231,667
Preferred..............................         3,240        0                 0
   Series M............................         1,620        0                 0
   Series T............................         1,620        0                 0

                                USE OF PROCEEDS

   The net proceeds of this offering will be approximately $79,991,288 after payment of the estimated organizational and offering costs. The Fund will invest the net proceeds of the offering in accordance with the Fund's investment objective and policies as stated below. The Fund presently anticipates that it will be able to invest substantially all of the net proceeds in municipal bonds that meet its investment objective and policies within three months after the completion of the offering. Pending such investment, the Fund anticipates that the proceeds of the offering will be primarily invested in high-quality short-term tax-exempt money market securities or in high-quality municipal bonds with relatively low volatility (such as pre-refunded and intermediate term securities), although the Fund may invest in short-term taxable investments to the extent that suitable tax-exempt investments are not available.

                                CAPITALIZATION

   The following table sets forth the unaudited capitalization of the Fund as of March 8, 2002, and as adjusted, to give effect to the issuance of 285,000 Common Shares on March 15, 2002, as well as the issuance of the Preferred Shares offered hereby.

                                                           Actual      As Adjusted
                                                        -------------  ------------
                                                                (Unaudited)
Composition of Net Assets:
   Preferred Shares, $.001 par value per share,
     $25,000 liquidation preference per share; 3,240
     authorized (no shares issued, and 3,240 shares
     issued as adjusted, respectively)................. $          --  $ 81,000,000
   Common Shares, $.001 par value per share;
     1,999,996,760 shares authorized, 8,231,667 shares
     outstanding and 8,516,667 shares outstanding as
     adjusted, respectively*...........................         8,232         8,517
   Additional paid-in capital**........................   117,663,448   120,728,526
   Undistributed net investment income.................       338,375       338,375
   Accumulated net realized gain on investment
     transactions......................................        10,217        10,217
   Net unrealized depreciation of investments..........    (1,276,083)   (1,276,083)
                                                        -------------  ------------
   Net assets.......................................... $ 116,744,189  $200,809,552
                                                        =============  ============

--------
* None of these outstanding shares are held by or for the account of the Fund. ** As adjusted additional paid-in capital reflects the proceeds of the issuance of 8,516,667 Common Shares ($122,001,255) less the Common Shares at $.001 par value ($8,517) and the offering costs of $.03 per Common Share ($255,500) as well as a reduction for the sales load and estimated offering costs of the Preferred Share issuance ($1,008,712).

                             PORTFOLIO COMPOSITION

   As of March 8, 2002, 89.21% of the market value of the Fund's portfolio was invested in long-term municipal bonds and 10.79% of the market value of the Fund's portfolio was invested in short-term municipal bonds. The following table sets forth certain information with respect to the composition of the Fund's investment portfolio as of March 8, 2002.

Moody's/S&P Credit Rating                               Value     Percent
-------------------------                            ------------ -------
Aaa/AAA............................................. $ 49,455,002  40.43%
Aa/A................................................    5,117,900   4.18%
Aa/NR/(1)/..........................................    3,983,760   3.26%
A/A.................................................   10,330,928   8.44%
A/NR/(1)/...........................................    4,951,700   4.05%
Baa/A...............................................    6,414,396   5.24%
NR/AAA/(2)/.........................................    2,383,800   1.95%
Unrated/(3)/........................................   26,490,062  21.66%
Short-Term..........................................   13,195,000  10.79%
                                                     ------------ -------
   Total............................................ $122,322,548 100.00%
                                                     ============ =======

--------
(1) Rated by Moody's but not by S&P.
(2) Not rated by Moody's but rated by S&P.
(3) Refers to securities that have not been rated by Moody's, S&P or Fitch, but that have been assessed by Alliance as being of comparable credit qualify to rated securities in which the Fund may invest. See "The Fund's Investments--Investment Objectives and Policies."

                            THE FUND'S INVESTMENTS

Investment Objective and Policies

  Investment Objective.

   The Fund's investment objective is to seek to provide high current income exempt from regular federal and California income tax.

  Investment Policies.

   Under normal conditions, the Fund will seek to achieve its objective by investing substantially all of its net assets in municipal bonds that pay interest that, in the opinion of the bond counsel to the issuer, is exempt from regular federal and California state income tax. As a matter of fundamental policy, the Fund will normally invest at least 80% of its net assets in California Municipal Bonds. The Fund will normally invest at least 75% of its net assets in California Municipal Bonds that, at the time of investment, are of investment grade quality. Investment grade quality municipal bonds are those rated within the four highest grades (Baa or BBB or better) by Moody's, S&P or Fitch, or, if unrated, determined to be of comparable quality by Alliance. The Fund may invest up to 25% of its net assets in California Municipal Bonds that, at the time of investment, are rated below investment grade by Moody's, S&P or Fitch or, if unrated, determined to be of comparable quality by Alliance. Municipal bonds of below investment grade quality are regarded as having predominantly speculative characteristics with respect to the issuer's capacity to pay interest and repay principal, and are commonly referred to as "junk bonds." Municipal bonds in the lowest investment grade category may also be considered to possess some speculative characteristics. See "Risks--Concentration Risk" below and Appendix D of the SAI for a general description of the economic and credit characteristics of municipal issuers in California.

   The Fund's credit quality policies apply only at the time a security is purchased, and the Fund is not required to dispose of a security in the event that a rating agency or Alliance subsequently downgrades its assessment of the credit characteristics of a particular issue. In determining whether to retain or sell such a security, Alliance may consider such factors as its assessment of the credit quality of the issuer of the security, the price at which the security could be sold and the rating, if any, assigned to the security by other rating agencies. A general description of Moody's, S&P's and Fitch's ratings of municipal bonds is set forth in Appendix B to the SAI.

   While the Fund intends to invest primarily in municipal bonds that pay interest that is not subject to the AMT, it may invest without limit in municipal bonds that pay interest that is subject to the AMT. Investors who are subject to the AMT or would become subject to the AMT by investing in Preferred Shares should consult with their tax advisers before purchasing Preferred Shares. Special AMT rules apply to corporate holders of Preferred Shares. In addition, any capital gain dividends will be subject to capital gains taxes. See "Tax Matters."

   The Fund may also invest in securities of other open- or closed-end investment companies that invest primarily in municipal bonds of the types in which the Fund may invest directly. As a shareholder in an investment company, the Fund would bear its ratable share of the investment company's expenses in addition to the Fund's own expenses. See "--Other Investment Companies" below.

   The Fund may purchase municipal bonds that are subject to credit enhancements, such as insurance, bank credit agreements, or escrow accounts. The credit quality of companies that provide such credit enhancements will affect the value of those securities. Although the insurance feature reduces certain financial risks, the premiums for insurance and the higher market price paid for insured obligations may reduce the Fund's income. Insurance generally will be obtained from insurers with a claims-paying ability rated A or higher by Moody's, S&P or Fitch. The insurance feature does not guarantee the market value of the insured obligations or the NAV of the Common Shares.

   For temporary or for defensive purposes, including the period during which the net proceeds of this offering are being invested, the Fund may invest up to 100% of its net assets in short-term investments including high quality, short-term securities that may be either tax-exempt or taxable. The Fund intends to invest in taxable short-term investments only in the event that suitable tax-exempt short-term investments are not available at reasonable prices and yields. Investments in taxable short-term investments would result in a portion of your dividends being subject to federal and California income taxes. For more information, see "Tax Matters" in the SAI.

   The Fund's investment objective, its policy of investing at least 80% of its net assets in California Municipal Bonds, and its investment restrictions (see "Investment Restrictions" in the SAI) are fundamental and, under the 1940 Act, cannot be changed without the approval of a "majority of the outstanding" voting shares of the Fund. A "majority of the outstanding" voting shares of the Fund (whether voting together as a single class or voting as a separate class) means (i) 67% or more of such shares present at a meeting, if the holders of more than 50% of those shares are present or represented by proxy, or (ii) more than 50% of such shares, whichever is less. The Fund's investment objective and fundamental policies may not be changed without the approval of a majority of the outstanding Common Shares and Preferred Shares voting together and a majority of the outstanding Preferred Shares voting separately by class. See "Description of Preferred Shares--Voting Rights" below for additional information with respect to the voting rights of Preferred Shareholders. Unless stated otherwise, the Fund's investment policies are not fundamental and thus can be changed without a shareholder vote. When an investment policy or restriction has a percentage limitation, such limitation is applied at the time of investment. Changes in the market value of securities in the Fund's portfolio after they are purchased by the Fund will not cause the Fund to be in violation of such limitations.

Municipal Bonds

   Municipal bonds are typically classified as either general obligation or revenue (or special tax) bonds and are typically issued to finance public projects (such as roads or public buildings), to pay general operating expenses, or to refinance outstanding debt. Municipal bonds may also be issued for private activities, such as housing, medical and educational facility construction, or for privately owned industrial development and pollution control projects. General obligation bonds are backed by the full faith and credit, or taxing authority, of the issuer and may be repaid from any revenue source; revenue bonds may be repaid only from the revenues of a specific facility or source. The Fund also may purchase municipal bonds that represent lease obligations. These carry special risks because the issuer of the bonds may not be obligated to appropriate money annually to make payments under the lease. In order to reduce this risk, the Fund will only purchase municipal bonds representing lease obligations when Alliance believes the issuer has a strong incentive to continue making appropriations until maturity.

   The yields on municipal bonds depend on a variety of factors, including prevailing interest rates and the condition of the general money market and the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The market value of municipal bonds will vary with changes in interest rate levels and as a result of changing evaluations of the ability of their issuers to meet interest and principal payments.

   The California Municipal Bonds in which the Fund will invest are generally issued by the State, a city in the State, or a political subdivision, agency, authority, or instrumentality of the State or such city.

   The Fund will invest primarily in municipal bonds with long-term maturities in order to maintain a weighted average maturity of 15-30 years, but the weighted average maturity of obligations held by the Fund may be shortened, depending on market conditions.

Other Municipal Securities

   The Fund intends to invest a substantial portion of its assets in longer-term municipal bonds, but it may, although it does not currently intend to do so, invest in municipal notes, which may be either general obligation or revenue securities. These securities are intended to fulfill short-term capital needs and generally have original maturities not exceeding one year.

   Municipal notes in which the Fund may invest include demand notes, which are tax-exempt obligations that have stated maturities in excess of one year, but permit the holder to sell back the security (at par) to the issuer within one to seven days' notice. The payment of principal and interest by the issuer of these obligations will ordinarily be guaranteed by letters of credit offered by banks. The interest rate on a demand note may be based upon a known lending rate, such as a bank's prime rate, and may be adjusted when such rate changes, or the interest rate on a demand note may be a market rate that is adjusted at specified intervals.

   Other short-term obligations constituting municipal notes include tax anticipation notes, revenue anticipation notes, bond anticipation notes and tax-exempt commercial paper. Tax anticipation notes are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenues, such as income, sales, use and business taxes. Revenue anticipation notes are issued in expectation of receipt of other types of revenues. Bond anticipation notes are issued to provide interim financing until long-term financing can be arranged. In most such cases, long-term municipal bonds provide the money for the repayment of the notes.

   Tax-exempt commercial paper is a short-term obligation with a stated maturity of 365 days or less (however, issuers typically do not issue such obligations with maturities longer than seven days). Such obligations are issued by state and local municipalities to finance seasonal working capital needs or as short-term financing in anticipation of longer-term financing.

Derivatives

   The Fund may use derivatives. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate, or index. These assets, rates and indices may include bonds, stocks, mortgages, commodities, interest rates, bond indices and stock indices. Generally, there are four types of derivative instruments--options, futures, forwards and swaps--from which virtually any type of derivative transaction can be created. While the Fund does not currently intend to utilize any of these types of derivative instruments, it reserves the flexibility to use these techniques under appropriate circumstances. Derivatives can be used to earn income or protect against risk, or both. The Fund may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of its investment portfolio, or to obtain exposure to otherwise inaccessible markets. The Fund will generally use derivatives primarily as direct investments in order to enhance yields. Each of these uses entails greater risk than if derivatives were used solely for hedging purposes. The successful use of derivatives depends upon Alliance's ability to assess the risk that a derivative adds to the Fund's portfolio and to forecast price and interest rate movements correctly. Since many derivatives may have a leverage component, adverse changes in the value or level of the underlying asset, rate or index can result in a loss substantially greater than the amount invested in the derivative.

   Futures Contracts and Options on Futures Contracts. While the Fund does not currently intend to do so, it may buy and sell futures contracts on municipal securities or U.S. Government securities and contracts based on interest rates or financial indices, including any index of municipal bonds or U.S. Government securities.

   Options on futures contracts are options that call for the delivery of futures contracts upon exercise. Options on futures contracts written or purchased, and futures contracts purchased and sold, by the Fund will be traded on U.S. exchanges and will be used only for hedging purposes.

   Interest Rate Transactions (Swaps, Caps, and Floors). While the Fund does not currently intend to do so, it may enter into interest rate swap, cap, or floor transactions primarily for hedging purposes, which may include preserving a return or spread on a particular investment or portion of its portfolio or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. The Fund does not intend to use these transactions in a speculative manner.

   Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or "notional") amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments). Interest rate caps and floors are similar to options in that the purchase of an interest rate cap or floor entitles the purchaser, to the extent that a specified index exceeds (in the case of a cap) or falls below (in the case of a floor) a predetermined interest rate, to receive payments of interest on a notional amount from the party selling the interest rate cap or floor. The Fund may enter into interest rate swaps, caps, and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or liabilities.

Other Investment Companies

   The Fund may invest up to 10% of its net assets in securities of other open- or closed-end investment companies that invest primarily in municipal bonds of the types in which the Fund may invest directly. The Fund generally expects to invest in other investment companies either during periods when it has large amounts of uninvested cash, such as the period shortly after the Fund receives the proceeds of the offering of its Common Shares or Preferred Shares, during periods when there is a shortage of attractive, high-yielding municipal bonds available in the market, or when Alliance believes that share prices of other investment companies offer attractive values. As a shareholder in an investment company, the Fund will bear its ratable share of that investment company's expenses and would remain subject to payment of the Fund's advisory and other fees with respect to assets so invested. Common Shareholders would therefore be subject to duplicative expenses to the extent that the Fund invests in other investment companies. In addition, the securities of other investment companies may be leveraged and subject to the same leverage risks described in this Prospectus, thus effectively subjecting Common Shareholders to increased leverage. As discussed under the section entitled "Risks," the NAV and market value of leveraged shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged shares. Alliance will consider all relevant factors, including expenses and leverage when evaluating the investment merits of an investment in another investment company relative to available municipal bond investments.

Repurchase Agreements

   While the Fund does not currently intend to do so, it may seek additional income by investing in repurchase agreements pertaining only to U.S. Government securities. A repurchase agreement arises when a buyer purchases a security and simultaneously agrees to resell it to the vendor at an agreed-upon future date, normally a day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate for the period the buyer's money is invested in the security. Such agreements permit the Fund to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. The Fund will require continual maintenance of collateral in an amount equal to, or in excess of, the resale price. If a vendor defaults on its repurchase obligation, the Fund would suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If a vendor goes bankrupt, the Fund might be delayed in, or prevented from, selling the collateral for its benefit. There is no percentage restriction on the Fund's ability to enter into repurchase agreements. The Fund may enter into repurchase agreements with member banks of the Federal Reserve System or "primary dealers" (as designated by the Federal Reserve Bank of New York).

Variable and Floating Rate Instruments

   Fixed-income securities may have fixed, variable, or floating rates of interest. Variable and floating rate securities pay interest at rates that are adjusted periodically, according to a specified formula. A "variable" interest rate adjusts at predetermined intervals (e.g., daily, weekly, or monthly), while a "floating" interest rate adjusts whenever a specified benchmark rate (such as the bank prime lending rate) changes.

   The Fund may invest in variable rate demand notes, which are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.

   The Fund may invest in fixed-income securities that pay interest at a coupon rate equal to a base rate, plus additional interest for a certain period of time if short-term interest rates rise above a predetermined level or "cap." The amount of such an additional interest payment typically is calculated under a formula based on a short-term interest rate index multiplied by a designated factor.

When-Issued, Delayed Delivery and Forward Commitment Transactions

   The Fund may purchase or sell municipal bonds on a forward commitment basis. Forward commitments are forward contracts for the purchase or sale of securities, including purchases on a "when-issued" basis or purchases or sales on a "delayed delivery" basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring or approval of a proposed financing by appropriate authorities (i.e., a "when, as and if issued" trade).

   When forward commitments with respect to fixed-income securities are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but payment for and delivery of the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but settlements beyond two months may be negotiated. Securities purchased or sold under a forward commitment are subject to market fluctuation, and no interest or dividends accrue to the purchaser prior to the settlement date.

   The use of forward commitments may help the Fund protect against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling bond prices, the Fund might sell securities in its portfolio on a forward commitment basis to limit its exposure to falling bond prices. In periods of falling interest rates and rising bond prices, the Fund might sell a security in its portfolio and purchase the same or a similar security on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields. No forward commitments will be made by the Fund if, as a result, the Fund's aggregate forward commitments under such transactions would be more than 10% of its total assets.

   The Fund's right to receive or deliver a security under a forward commitment may be sold prior to the settlement date. The Fund will enter into forward commitments, however, only with the intention of actually receiving securities or delivering them, as the case may be. If the Fund, however, chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it may realize a gain or incur a loss.

Zero Coupon Bonds

   Zero coupon bonds are debt securities that have been issued without interest coupons or stripped of their unmatured interest coupons, and include receipts or certificates representing interests in such securities. Such a security pays no interest to its holder during its life. Its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount significantly less than its face value. Even though the Fund does not receive any interest on zero coupon bonds during their life, it nonetheless accrues income with respect to such bonds and thus may have to dispose of portfolio securities under disadvantageous circumstances in order to obtain cash needed to pay dividends in amounts necessary to avoid unfavorable tax consequences. Zero coupon bonds usually trade at a deep discount from their face or par value and are subject to greater fluctuations in market value in response to changing interest rates than debt obligations of comparable maturities and credit quality that make current distributions of interest. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, these securities eliminate reinvestment risk and "lock in" a rate of return to maturity.

Future Developments

   The Fund may, following written notice to its shareholders, take advantage of other investment practices which are not at present contemplated for use by the Fund or which currently are not available but which may be developed, to the extent such investment practices are both consistent with the Fund's investment objective and legally permissible for the Fund. Such investment practices, if they arise, may involve risks that exceed those involved in the activities described above.

                                     RISKS

   Risk is inherent in all investing. Investing in any investment company security involves risks, including the risks that you may receive little or no return on your investment or even that you may lose all or part of your investment. Therefore, you should consider carefully the following risks before investing in the Preferred Shares.

Risks of Investing in Preferred Shares

Auction Risk

   You may not be able to sell the Preferred Shares at an auction if the auction fails; that is, if there are more Preferred Shares offered for sale than there are buyers for those shares. Also, if you place hold orders (orders to retain Preferred Shares) at an auction only at a specified rate, and that bid rate exceeds the rate set at the auction, you will not retain your Preferred Shares. Finally, if you buy shares or elect to retain shares without specifying a rate below which you would not wish to continue to hold those shares, and the auction sets a below-market rate, you may receive a lower rate of return on your shares than the market rate. See "Description of Preferred Shares" and "The Auction -- Auction Procedures."

Secondary Market Risk

   The Preferred Shares may be illiquid because you may not be able to sell any or all of your shares if you try to sell the Preferred Shares between Auctions. Also, you may not be able to sell them for $25,000 per share or $25,000 per share plus accumulated dividends. If the Fund has designated a Special Rate Period (a rate period of more than 7 days), changes in interest rates could affect the price you would receive if you sold your shares in the secondary market. Broker-Dealers that maintain a secondary trading market for the Preferred Shares are not required to maintain this market, and the Fund is not required to redeem shares if either an Auction or an attempted secondary market sale fails because of a lack of buyers. The Preferred Shares are not registered on a stock exchange or the NASDAQ stock market. If you sell the Preferred Shares to a Broker-Dealer between Auctions, you may receive less than the price you paid for them, especially when market interest rates have risen since the last Auction. Accrued Preferred Share dividends, however, should at least partially compensate for any increased market interest rates.

Ratings and Asset Coverage Risk

   While Moody's and S&P assign ratings of Aaa or AAA to the Preferred Shares, the ratings do not eliminate or necessarily mitigate the risks of investing in the Preferred Shares. A rating agency could downgrade the Preferred Shares, which may make your shares less liquid at an Auction or in the secondary market, though probably with higher resulting dividend rates. If a rating agency downgrades the Preferred Shares, the Fund will alter its portfolio or redeem the Preferred Shares. The Fund may voluntarily redeem the Preferred Shares under certain circumstances. See "Description of Preferred
Shares -- Rating Agency Guidelines and Asset Coverage" for a description of the asset maintenance tests the Fund must meet.

General Risks of Investing in the Fund

Recently Organized

   The Fund is a recently organized, non-diversified, closed-end management investment company and has limited operating history.

Interest Rate Risk

   Interest rate risk is the risk that changes in interest rates will adversely affect the yield or value of the Fund's investments in municipal bonds. Generally, when interest rates fall, bond prices rise, and vice versa. Increases in market interest rates will cause the municipal bonds in the Fund's portfolio to decline in value. The prices of long-term municipal bonds generally fluctuate more than prices of shorter-term municipal bonds as interest rates change. Because the Fund will invest primarily in long-term municipal bonds, the Common Share NAV and market price per share will fluctuate more in response to changes in market interest rates than if the Fund invested primarily in shorter-term municipal bonds. The Fund may utilize certain strategies for the purpose of reducing the interest rate sensitivity of the portfolio and decreasing the Fund's exposure to interest rate risk, although there is no assurance that it will do so or that such strategies will be successful.

   The Fund issues Preferred Shares, which pay dividends based on short-term interest rates, and uses the proceeds to buy municipal bonds, which pay interest based on long-term yields. Long-term municipal bond yields are typically, although not always, higher than short-term interest rates. Both long-term and short-term interest rates may fluctuate. If short-term interest rates rise, the Preferred Share rates may rise so that the amount of dividends paid to the Preferred Shareholders exceeds the income from the portfolio securities purchased with the proceeds from the sale of the Preferred Shares. See "--Leverage Risk." Because income from the Fund's entire investment portfolio (not just the portion of the portfolio purchased with the proceeds of the Preferred Share offering) is available to pay the Preferred Share dividends, however, the Preferred Share dividend rates would need to greatly exceed the Fund's net portfolio income before the Fund's ability to pay the Preferred Share dividends would be jeopardized. If long-term rates rise, the value of the Fund's investment portfolio will decline, reducing the amount of assets serving as asset coverage for the Preferred Shares.

Credit Risk

   Credit risk is the risk that one or more municipal bonds in the Fund's portfolio will decline in price or that the issuer will fail to pay interest or principal when due because the issuer of the bond experiences a decline in its financial status. Because the primary source of income for the Fund is the interest and principal payments on the municipal bonds in which it invests, any default by an issuer of a municipal bond could have a negative impact on the Fund's ability to pay dividends on the Preferred Shares and could result in redemption of some or all of the Preferred Shares. In general, lower-rated municipal bonds carry a greater degree of risk that the issuer will lose its ability to make interest and principal payments, which could have a negative impact on the Fund's NAV or dividends. The Fund may invest up to 25% of its net assets in municipal bonds that are rated below investment grade by Moody's, S&P or Fitch or that are unrated but determined to be of comparable quality by Alliance. The prices of these lower-grade municipal bonds are more sensitive to negative developments, such as a decline in the issuer's revenues or a general economic downturn, than are the prices of higher-grade securities. Municipal bonds of below investment grade quality (commonly referred to as "junk bonds") are predominately speculative with respect to the issuer's capacity to pay interest and repay principal when due, and therefore involve a greater risk of default. Municipal bonds in the lowest investment grade category may also be considered to possess some speculative characteristics by certain rating agencies.

Concentration Risk

   As described above, except to the extent the Fund invests in temporary investments, the Fund will invest substantially all of its net assets in California Municipal Bonds. The Fund is therefore susceptible to political, economic or regulatory factors affecting issuers of California Municipal Bonds. The information set forth below is derived from sources that are generally available to investors. The information is intended to give a recent historical description and is not intended to indicate future or continuing trends in the financial or other positions of the State.

   State and local government obligations may be adversely affected by political and economic conditions and developments within the State and the nation as a whole. With respect to an investment in the Fund, as a result of popular initiative and legislative activity, the ability of the State and its local governments to raise money through property taxes and to increase spending has been the subject of considerable debate and change in recent years. Various State Constitutional amendments, for example, have been adopted which have the effect of limiting property tax and spending increases, while legislation has sometimes added to these limitations and has at other times sought to reduce their impact. To date, these Constitutional, legislative and budget developments do not appear to have severely decreased the ability of the State and local governments to pay principal and interest on their obligations. It can be expected that similar types of State legislation or Constitutional proposals will continue to be introduced. The impact of future developments in these areas is unclear.

   Recently, the State's financial position has weakened, reflecting slow-downs in the technology sector and other factors. Nevertheless, the State's economy continued to outperform the nation as a whole. During the past year, the State has experienced difficulties with the prices of natural gas and electricity in much of the State. These difficulties are likely to continue for several years. Because of capacity constraints in electric generation and transmission, State utilities have been forced to purchase wholesale power at high prices. While the government of the State and the Federal Energy Regulatory Commission are considering further actions to deal with the shortcomings of the State's energy market, it is not possible to predict what the long-term impact of these developments will be on the State's economy. Such fuel and energy issues could have severe adverse effects on the State's economy. In turn, these recent developments regarding energy in the State may adversely influence the Fund's performance.

   Although revenue obligations of the State or its political subdivisions may be payable from a specific project or source, including lease rentals, there can be no assurance that future economic difficulties and the resulting impact on State and local government finances will not adversely affect the market value of the portfolio of the Fund or the ability of the respective obligors to make timely payments of principal and interest on such obligations.

   The value of the State municipal instruments may also be affected by general conditions in the money markets or the municipal bond markets, the levels of Federal income tax rates, the supply of tax-exempt municipal bonds, the credit quality and rating of the issues and perceptions with respect to the level of interest rates. Recently, the ratings agencies have downgraded the State's municipal bond ratings, although they remain investment grade, reflecting the weakening of the State's financial position.

   There can be no assurance that there will not be a decline in economic condition or that particular State municipal securities in the portfolio of the Fund will not be adversely affected by any changes.

   The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of California Municipal Bonds and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of such bonds held by the Fund are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of California Municipal Bonds, could affect or could have an adverse impact on the financial condition of the issuers. The Fund is unable to predict whether or to what extent such factors or other factors may affect the issuers of California Municipal Bonds, the market value or marketability of such bonds or the ability of the respective issuers of the bonds acquired by the Fund to pay interest on or principal of such bonds. This information has not been independently verified.

   For a more detailed description of these and other risks affecting investment in California Municipal Bonds, see "Appendix D--Factors Pertaining to California" in the SAI.

Leverage Risk

   The Fund uses leverage for investment purposes. Leverage risk includes the risk associated with the issuance of Preferred Shares to leverage the Common Shares. Long-term municipal bond rates of return are typically, although not always, higher than shorter-term municipal bond rates of return. If the dividend rate on the Preferred Shares exceeds the net rate of return on the Fund's portfolio, the leverage will result in a lower NAV than if the Fund were not leveraged and the Fund's ability to pay dividends and meet its asset coverage on the Preferred Shares would be reduced. Because the long-term municipal bonds in the Fund's portfolio will typically pay fixed rates of interest while the dividend rate on the Preferred Shares will be adjusted periodically, this could occur even when both long-term and short-term municipal rates rise. Similarly, any decline in the value of the Fund's investments could result in the Fund being in danger of failing to maintain the required 200% asset coverage or of losing its ratings on the Preferred Shares or, in an extreme case, the Fund's current investment income might not be sufficient to meet the dividend requirements on the Preferred Shares. In order to counteract such an event, the Fund might need to liquidate investments in order to fund a redemption of some or all of the Preferred Shares.

   While the Fund may from time to time consider reducing leverage in response to actual or anticipated changes in interest rates in an effort to mitigate the increased volatility of current income and NAV associated with leverage, there can be no assurance that the Fund will actually reduce leverage in the future. Changes in the future direction of interest rates are very difficult to predict accurately. If the Fund were to reduce leverage based on a prediction about future changes to interest rates and that prediction turned out to be incorrect, the reduction in leverage would likely operate to reduce the income relative to the circumstance where the Fund had not reduced leverage. The Fund may decide that this risk outweighs the likelihood of achieving the desired reduction to volatility in income and NAV if the prediction were to turn out to be correct, and determine not to reduce leverage as described above.

   The Fund may also invest in derivative instruments, which may amplify the effects of leverage and, during periods of rising short-term interest rates, may adversely affect the Fund's NAV per share and income and distributions to Common Shareholders. See "The Fund's Investments" and the SAI under "Investment Objective and Policies--Derivative Investments."

Derivatives Risk

   The Fund may use derivatives to achieve its investment objective. In addition to the credit risk of the counterparty to a derivatives transaction, derivatives involve the risk of difficulties in pricing and valuation and the risks that changes in value of a derivative may not correlate perfectly with relevant underlying assets, rate or indexes.

Municipal Bond Market Risk

   This is the risk that special factors, such as legislative changes and local and business developments, may adversely affect the yield or value of the Fund's investments in California Municipal Bonds or other municipal securities. The amount of public information available about the municipal bonds in the Fund's portfolio is generally less than that for corporate equities or bonds, and the investment performance of the Fund may therefore be more dependent on the analytical abilities of Alliance than would be the case for a stock fund or taxable bond fund. The secondary market for municipal bonds, particularly the below investment grade municipal bonds in which the Fund may invest, also tends to be less developed and less liquid than many other securities markets, which may adversely affect the Fund's ability to sell its municipal bonds at attractive prices.

   The ability of municipal issuers to make timely payments of interest and principal may be diminished during general economic downturns and as governmental cost burdens are reallocated among federal, state and local governments. In addition, laws enacted in the future by Congress or state legislatures or referenda could extend the time for payment of principal and/or interest, or impose other constraints on enforcement of such obligations, or on the ability of municipal issuers to levy taxes. Issuers of municipal bonds might seek protection under the bankruptcy laws. In the event of bankruptcy of such an issuer, the Fund could experience delays in collecting principal and interest and the Fund may not, in all circumstances, be able to collect all principal and interest to which it is entitled. To enforce its rights in the event of a default in the payment of interest or repayment of principal, or both, the Fund may take possession of and manage any assets securing the issuer's obligations on such securities, which may increase the Fund's operating expenses. Any income derived from the Fund's ownership or operation of such assets may not be tax-exempt.

Non-Diversification Risk

   Because the Fund is classified as "non-diversified" under the 1940 Act, it can invest a greater portion of its assets in obligations of a single issuer. As a result, the Fund will be more susceptible than a more widely diversified fund to any single corporate, economic, political or regulatory occurrence. See "The Fund's Investments." In addition, the Fund must satisfy certain asset diversification rules in order to qualify as a regulated investment company for federal income tax purposes.

Reinvestment Risk

   Reinvestment risk is the risk that income from the Fund's municipal bond portfolio will decline if and when the Fund invests the proceeds from matured, traded or called municipal bonds at market interest rates that are below the portfolio's current earnings rate. A decline in income could affect the Fund's NAV or reduce asset coverage on the Preferred Shares.

Inflation Risk

   Inflation risk is the risk that the value of assets or income from an investment will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Preferred Shares or the income from that investment will be less in the future. During any periods of rising inflation, however, Preferred Share dividend rates are expected, through the auction process, to increase, tending to reduce this risk.

                            MANAGEMENT OF THE FUND

Directors and Officers

   The Fund's business and affairs are managed under the direction of the Fund's Board of Directors. There are currently eight Directors of the Fund, one of whom is an "interested person" (as defined in the 1940 Act) and seven of whom are not "interested persons." The names and business addresses of the Directors and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth under "Management of the Fund" in the SAI.

Investment Advisory Services

   Alliance, 1345 Avenue of the Americas, New York, New York 10105, is the Fund's investment adviser. Alliance is a leading global investment management firm supervising client accounts with assets as of January 31, 2002 totaling approximately $451 billion. Alliance provides diversified investment management and related services globally to a broad range of clients including: institutional investors such as corporate and public employee pension funds, endowment funds, domestic and foreign institutions, and governments and affiliates; private clients, consisting of high net worth individuals, trusts and estates, charitable foundations, partnerships, private and family corporations, and other entities; individual investors by means of retail mutual funds sponsored by Alliance; and institutional investors by means of in-depth research, portfolio strategy, trading and brokerage-related services.

   Alliance provides investment advisory services and order placement facilities for the Fund. For these services, the Fund pays Alliance a monthly advisory fee at an annual rate of .65% of the Fund's average daily net assets and also reimburses Alliance for the cost of providing certain administrative services. For the first ten years of the Fund's operations, Alliance will voluntarily waive a portion of its fees or reimburse the Fund for certain expenses in the amounts, and for the time periods, described below:

                                                                  PERCENTAGE
                                                                  WAIVED OR
                                                                  REIMBURSED
                                                               (AS A PERCENTAGE
                                                                  OF AVERAGE
YEAR ENDING JANUARY 31                                        DAILY NET ASSETS)*
----------------------                                        ------------------
2003**.......................................................        .30%
2004.........................................................        .30%
2005.........................................................        .30%
2006.........................................................        .30%
2007.........................................................        .30%
2008.........................................................        .25%
2009.........................................................        .20%
2010.........................................................        .15%
2011.........................................................        .10%
2012.........................................................        .05%

--------
 * Including net assets attributable to the Preferred Shares.
** From the commencement of operations.

   Alliance has not agreed to waive its fees or reimburse the Fund for any portion of its expenses beyond January 31, 2012.

   The employees of Alliance principally responsible for the Fund's investment program will be Mr. David M. Dowden and Mr. Terrance T. Hults. Mr. Dowden is a Vice President of Alliance Capital Management Corporation ("ACMC"), the general partner of Alliance, with which he has been associated since 1994 serving in the capacity of management of municipal securities investments. Mr. Hults is a Vice President of ACMC with which he has been associated since 1995 serving in the capacity of management of municipal securities investments.

   The Fund's SAI includes more detailed information about Alliance and other Fund service providers.

Legal Proceedings

   On April 25, 2001, an amended class action complaint entitled Miller et al.
v. Mitchell Hutchins Asset Management, Inc. et al. (the "amended Miller complaint"), was filed in federal district court in the Southern District of Illinois against Alliance, Alliance Fund Distributors, Inc. ("AFD") and other defendants alleging violations of the 1940 Act and breaches of common law fiduciary duty.

   The allegations in the amended Miller complaint concern six mutual funds with which Alliance has investment advisory agreements, including the Alliance Premier Growth Fund, Alliance Health Care Fund, Alliance Growth Fund, Alliance Quasar Fund, The Alliance Fund and Alliance Disciplined Value Fund. The principal allegations of the amended complaint are that (i) certain advisory agreements concerning these funds were negotiated, approved and executed in violation of the 1940 Act, in particular because certain directors of these funds should be deemed interested persons under the 1940 Act, (ii) the distribution plans for these funds were negotiated, approved and executed in violation of the 1940 Act, and (iii) the advisory fees and distribution fees paid to Alliance and AFD, respectively, are excessive and, therefore, constitute a breach of fiduciary duty.

   Alliance has informed the Fund that it believes that the plaintiffs' allegations are without merit and intends to vigorously defend against these allegations. At the present time, management of Alliance and AFD are unable to estimate the impact, if any, that the outcome of this action may have on Alliance's results of operations or financial condition. On March 13, 2002, the Court granted the defendants' motion to dismiss and dismissed the complaint without prejudice. The plaintiffs have until April 1, 2002 to file an amended complaint.

   On December 7, 2001, a complaint entitled Benak v. Alliance Capital Management L.P. and Alliance Premier Growth Fund ("Benak Complaint") was filed in federal district court in the District of New Jersey against Alliance and Alliance Premier Growth Fund ("Premier Growth Fund") alleging violation of the 1940 Act. The principal allegations of the Benak Complaint are that Alliance breached its duty of loyalty to Premier Growth Fund because one of the directors of Alliance served as a director of Enron Corp. ("Enron") when Premier Growth Fund purchased shares of Enron and, as a consequence thereof, the investment advisory fees paid to Alliance by the Premier Growth Fund should be returned as a means of recovering for Premier Growth Fund the losses plaintiffs alleged were caused by the alleged breach of the duty of loyalty. Plaintiffs seek recovery of fees paid by Premier Growth Fund to Alliance during the twelve months preceding the lawsuit. On December 21, 2001, a complaint entitled Roy v. Alliance Capital Management L.P. and Alliance Premier Growth Fund ("Roy Complaint") was filed in federal district court in the Middle District of Florida, Tampa Division, against Alliance and Premier Growth Fund. The allegations and relief sought in the Roy Complaint are virtually identical to the Benak Complaint. On December 26, 2001, a complaint entitled Roffe v. Alliance Capital Management L.P. and Alliance Premier Growth Fund ("Roffe Complaint") was filed in federal district court in the District of New Jersey against Alliance and Premier Growth Fund. On February 14, 2002, a complaint entitled Tatem v. Alliance Capital Management L.P. and Alliance Premier Growth Fund ("Tatem Complaint") was filed in federal district court in the District of New Jersey against Alliance and Premier Growth Fund. The allegations and relief sought in the Roffe Complaint and the Tatem Complaint are virtually identical to the Benak Complaint. Alliance has informed the Fund that it believes the plaintiffs' allegations in the Benak Complaint, Roy Complaint, Roffe Complaint and Tatem Complaint are without merit and intends to vigorously defend against these allegations.

   The Fund is not a party to the above litigation and does not currently own bonds or other securities of Enron. The Fund may, however, in the future determine to invest in accordance with its investment objective and strategies in municipal bonds issued for private activities that fund industrial development or other projects that may be sponsored by Enron or its affiliates. While Alliance has no knowledge of additional litigation involving issues concerning Enron similar to those alleged in the litigation described above, it is unable to conclude whether or not additional actions may be filed or, if filed, to evaluate the impact of these actions on Alliance's results of operations or financial condition.

                        DESCRIPTION OF PREFERRED SHARES

   The following is a brief description of the terms of the Preferred Shares. This description does not purport to be complete and is subject to and qualified in its entirety by reference to the more detailed description of the Preferred Shares in the Articles attached as Appendix A to the SAI.

General

   The Articles currently authorize the issuance of 1,620 Series M Preferred Shares and 1,620 Series T Preferred Shares. The Fund's Charter provides that the Board of Directors may classify or reclassify, from time to time, any unissued shares of stock of the Fund, whether now or hereafter authorized, by setting, changing or eliminating the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications or terms and conditions of or rights to require redemption of the stock. All Preferred Shares will have a liquidation preference of $25,000 per share plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared).

   Each series of Preferred Shares will rank on parity with any shares of any other series of Preferred Shares, and with any other series of preferred stock of the Fund, as to the payment of dividends and the distribution of assets upon liquidation. All Preferred Shares have one vote per share on all matters on which such shares are entitled to be voted. Preferred Shares are, when issued, fully paid and, subject to matters discussed in the Articles, non-assessable and have no preemptive or conversion rights or rights to cumulative voting.

Dividends and Dividend Periods

   General. Preferred Shareholders will be entitled to receive dividends that may vary for successive Dividend Periods. The Initial Rate Period of a series of Preferred Shares will be a period consisting of 13 days for Series M Preferred Shares and 14 days for Series T Preferred Shares. In general, subsequent Rate Periods of a series of Preferred Shares will be a Minimum Rate Period of seven days in length. The Applicable Rate for a particular Dividend Period will be determined by an Auction conducted on a Business Day next preceding the start of the Dividend Period.

   Dividends with respect to the Initial Rate Period shall be payable, when, as and if authorized by the Board and declared by the Fund on (a) Series M Preferred Shares, on April 9, 2002, and thereafter on each Tuesday; and (b) Series T Preferred Shares, on April 10, 2002, and thereafter on each Wednesday; provided, however, that if dividends are payable on a day that is not a Business Day, then such dividends will be paid on such shares on the first Business Day that falls after that day. The Fund may specify different Dividend Payment Dates in respect of any Special Rate Period of more than 28 Rate Period Days.

   The amount of dividends per share of a series of Preferred Shares on any date on which dividends shall be payable shall be computed by multiplying (i) the Applicable Rate for the shares in effect for such Dividend Period or Dividend Periods or part thereof for which dividends have not been paid, (ii) a fraction, the numerator of which shall be the number of days in such Dividend Period or Dividend Periods or part thereof and the denominator of which shall be 365 if such Dividend Period consists of 7 Rate Period Days or 360 for all other Dividend Periods, and (iii) $25,000.

   Dividends will be paid through the Securities Depository on each Dividend Payment Date. The Securities Depository's normal procedures provide for it to distribute dividends in same day funds to Agent Members, who are in turn expected to distribute such dividend payments to the persons for whom they are acting as agents.

   Dividends on each series of Preferred Shares will accumulate from the Date of Original Issue. The dividend rate for Preferred Shares of a particular series for the Initial Rate Period shall be 1.05% and 1.05% per annum for Series M and Series T, respectively. For each Subsequent Rate Period of a series of Preferred Shares, the dividend rate for such shares will be the Applicable Rate that the Auction Agent advises the Fund results from an Auction.

   Except during a Non-Payment Period, the Applicable Rate for any Dividend Period for the Preferred Shares will not be more than the Maximum Rate applicable to such shares. The Maximum Rate for each series of Preferred Shares will depend on the credit rating assigned to such shares and on the duration of the Dividend Period. The Maximum Rate for a series of Preferred Shares will be:

   (a) for any Auction Date that is not immediately prior to any proposed Special Rate Period, the product of (x) the Reference Rate and (y) the Rate Multiple, unless the series has or had a Special Rate Period of more than 28 days and an Auction, at which Sufficient Clearing Bids existed, has not occurred for a Minimum Rate Period, in which case the Maximum Rate will be the higher of:

      (i) the dividend rate for the then-ending Rate Period; or

     (ii) the product of (x) the higher of (1) if the then-ending Rate Period was 364 days or less, the Reference Rate, or if the then-ending Rate Period was more than 364 days, the Treasury Note Rate, and (2) for a Special Rate Period of 364 days or less, the Reference Rate, or for a Special Rate Period of more than 364 days, the Treasury Note Rate and
          (y) the Rate Multiple;

   (b) for any Auction Date that is immediately prior to any proposed Special Rate Period, the product of:

      (i) the highest of (x) if the then-ending Rate Period was 364 days or less, the Reference Rate, or if the then-ending Rate Period was more than 364 days, the Treasury Note Rate, (y) for a Special Rate Period of 364 days or less, the Reference Rate, or for a Special Rate Period of more than 364 days, the Treasury Note Rate, or (z) for Minimum Rate Periods, the Reference Rate; and

     (ii) the Rate Multiple.

   If an Auction for any Subsequent Rate Period of any series of Preferred Shares is not held for any reason other than as described below, the dividend rate on shares of the series for the Subsequent Rate Period will be the Maximum Rate.

   If the Fund fails to pay in a timely manner to the Auction Agent the full amount of any dividend on, or the redemption price of, any series of Preferred Shares during any Rate Period thereof (other than any Special Rate Period of more than 364 Rate Period Days or any Rate Period succeeding any Special Rate Period of more than 364 Rate Period Days during which such a failure occurred that has not been cured):

   (a) but if, prior to 12:00 Noon on the third Business Day next succeeding the date on which such failure occurred, the failure shall have been cured and the Fund shall have paid a Late Charge, no Auction will be held in respect of the shares of the series for the first Subsequent Rate Period thereafter and the dividend rate will be the Maximum Rate for that Subsequent Rate Period;

   (b) and if, prior to 12:00 Noon on the third Business Day next succeeding the date on which such failure occurred, the failure shall not have been cured or the Fund shall not have paid a Late Charge, no Auction will be held in respect of the shares of the series for the first Subsequent Rate Period thereafter (or for any Rate Period thereafter to and including the Rate Period during which the failure is cured and the Late Charge is paid, which may be paid only in the event Moody's is rating the shares at the time the Fund cures the failure) and the dividend rate for shares of the series for each Subsequent Rate Period shall be at a rate per annum equal to the Maximum Rate for that Subsequent Rate Period (but with the prevailing rating for shares of the series, for purposes of determining the Maximum Rate, being deemed to be below 'ba3'/BB2).

   If the Fund fails to pay in a timely manner to the Auction Agent the full amount of any dividend on, or the redemption price of, any series of Preferred Shares during a Special Rate Period thereof of more than 364 Rate Period Days, or during any Rate Period thereof succeeding any Special Rate Period of more than 364 Rate Period Days during which such a failure occurred that has not been cured, and such failure shall not have been cured or the Fund shall not have paid a Late Charge, as described more fully in the Articles, no Auction will be held in respect of shares of such series for the first Subsequent Rate Period thereof (or for any Rate Period thereof thereafter to and including the Rate Period during which such failure is so cured and such Late Charge so paid) (such Late Charge to be paid only in the event Moody's is rating such shares at the time the Fund cures such failure), and the dividend rate for shares of such series for each such Subsequent Rate Period shall be a rate per annum equal to the Maximum Rate for shares of such series on the Auction Date for each such Subsequent Rate Period (but with the prevailing rating for shares of such series, for purposes of determining such Maximum Rate, being deemed to be "Below 'ba3'/BB2").

   A failure to pay dividends on, or the redemption price of, any series of Preferred Shares shall have been cured with respect to any Rate Period thereof if, within the respective time periods described in the Articles, the Fund shall have paid to the Auction Agent (a) all accumulated and unpaid dividends on the shares of such series and (b) without duplication, the redemption price for shares, if any, of such series for which notice of redemption has been mailed by the Fund; provided, however, that the foregoing clause (b) shall not apply to the Fund's failure to pay the redemption price in respect of Preferred Shares when the related notice of redemption provides that redemption of such shares is subject to one or more conditions precedent and any such condition precedent shall not have been satisfied at the time or times and in the manner specified in such notice of redemption.

   Gross-up Payments. Holders of Preferred Shares are entitled to receive, when, as and if authorized by the Board, out of funds legally available therefore in accordance with the Charter, including the Articles, and applicable law, dividends in an amount equal to the aggregate Gross-up Payments in accordance with the following:

   If, in the case of any Minimum Rate Period or any Special Rate Period of 28 Rate Period Days or fewer, the Fund allocates any net capital gain or other income taxable for regular federal income tax purposes to a dividend paid on shares of Preferred Shares without having given advance notice thereof to the Auction Agent as described below under "The Auction--Auction Procedures" (a "Taxable Allocation") solely by reason of the fact that such allocation is made retroactively as a result of the redemption of all or a portion of the outstanding Preferred Shares or the liquidation of the Fund, the Fund will, prior to the end of the calendar year in which such dividend was paid, provide notice thereof to the Auction Agent and direct the Fund's dividend disbursing agent to send such notice with a Gross-up Payment to each holder of shares (initially Cede & Co., as nominee of the Securities Depository) that was entitled to such dividend payment during such calendar year at such holder's address as the same appears or last appeared on the stock books of the Fund.

   If, in the case of any Special Rate Period of more that 28 Rate Period Days, the Fund makes a Taxable Allocation to a dividend paid on shares of Preferred Shares, the Fund shall, prior to the end of the calendar year in which such dividend was paid, provide notice thereof to the Auction Agent and direct the Fund's dividend disbursing agent to send such notice with a Gross-up Payment to each holder of shares that was entitled to such dividend payment during such calendar year at such holder's address as the same appears or last appeared on the stock books of the Fund.

   A Gross-up Payment means payment to a holder of Preferred Shares of an amount which, when taken together with the aggregate amount of Taxable Allocations made to such holder to which such Gross-up Payments relates, would cause such holder's dividends in dollars (after federal income tax consequences) from the aggregate of such Taxable Allocations and the related Gross-up Payment to be equal to the dollar amount of the dividends which would have been received by such holder if the amount of the aggregate Taxable Allocations would have been excludable from the gross income of such holder. Such Gross-up Payment will be calculated: (a) without consideration being given to the time value of money;
(b) assuming that no holder of Preferred Shares is subject to the federal alternative minimum tax with respect to dividends received from the Fund; and
(c) assuming that each Taxable Allocation and each Gross-up Payment (except to the extent such Gross-up Payment is designated as an exempt-interest dividend under Section 852(b)(5) of the Internal Revenue Code or successor provisions) would be taxable in the hands of each holder of Preferred Shares at the maximum marginal combined regular federal and California personal income tax rate applicable to ordinary income (taking into account the federal income tax deductibility of state and local taxes paid or incurred) or net capital gain, as applicable, or the maximum marginal regular federal corporate income tax rate applicable to ordinary income or net capital gain, as applicable, whichever is greater, in effect at the time such Gross-up Payment is made.

   Restrictions on Dividends and Other Distributions. Except as otherwise described herein, for so long as any of the Preferred Shares are outstanding, the Fund may not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or in options, warrants or rights to subscribe for or purchase, Common Shares or other shares, if any, ranking junior to the Preferred Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up) in respect of Common Shares or any other shares of the Fund ranking junior to, or on parity with, Preferred Shares as to the payments of dividends or the distribution of assets upon dissolution, liquidation or winding up, or call for redemption, redeem, purchase or otherwise acquire for consideration any Common Shares or any other such junior shares or other such parity shares (except by conversion into or exchange for shares of the Fund ranking junior to the shares of Preferred Shares as to the payment of dividends and the distribution of assets upon liquidation), unless (a) full cumulative dividends on shares of each series of Preferred Shares through its most recently ended Dividend Period shall have been paid or shall have been declared and sufficient funds for the payment thereof deposited with the Auction Agent and (b) the Fund shall have redeemed the full number of Preferred Shares required to be redeemed by any provision for mandatory redemption pertaining thereto. Except as otherwise described herein, for so long as any of the Preferred Shares are outstanding, the Fund may not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or in options, warrants or rights to subscribe for or purchase, Common Shares or other shares, if any, ranking junior to Preferred Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up) in respect of Common Shares or any other shares of the Fund ranking junior to shares of Preferred Shares as to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up, or call for redemption, redeem, purchase or otherwise acquire for consideration any Common Shares or any other such junior shares (except by conversion into or exchange for shares of the Fund ranking junior to shares of Preferred Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up), unless immediately after such transaction the Discounted Value of the Fund's portfolio would at least equal the Preferred Shares Basic Maintenance Amount in accordance with guidelines of the rating agency or agencies then rating the Preferred Shares.

   Except as set forth in the next sentence, no dividends shall be declared or paid or set apart for payment on the shares of any class or series of Fund shares ranking, as to the payment of dividends, on a parity with Preferred Shares for any period unless full cumulative dividends have been or contemporaneously are declared and paid on each series of Preferred Shares through its most recent Dividend Payment Date. When dividends are not paid in full upon the shares of each series of Preferred Shares through its most recent Dividend Payment Date or upon the shares of any other class or series of shares ranking on a parity as to the payment of dividends with Preferred Shares through their most recent respective dividend payment dates, all dividends declared upon Preferred Shares and any such other class or series of shares ranking on a parity as to the payment of dividends with Preferred Shares shall be declared pro rata so that the amount of dividends declared per share on Preferred Shares and such other class or series of shares shall in all cases bear to each other the same ratio that accumulated dividends per share on the Preferred Shares and such other class or series of shares bear to each other.

   Designation of Special Rate Periods. The Fund, at its option, may designate any succeeding Subsequent Rate Period of shares of a particular series of Preferred Shares as a Special Rate Period consisting of a specified number of Rate Period Days evenly divisible by seven and not more than 1,820 (approximately 5 years), subject to certain adjustments. A designation of a Special Rate Period shall be effective only if, among other things, (a) the Fund shall have given certain notices to holders of such series and the Auction Agent, (b) an Auction for shares of such series shall have been held on the Auction Date immediately preceding the first day of such proposed Special Rate Period and Sufficient Clearing Bids for shares of such series shall have existed in such Auction and (c) if the Fund shall have mailed a notice of redemption with respect to any shares of such series, the redemption price with respect to such shares shall have been deposited with the Auction Agent. The Fund will give Preferred Shareholders notice of a Special Rate Period as provided in the Articles.

Redemption

   Mandatory Redemption. In the event the Fund does not timely cure a failure to maintain (a) a Discounted Value of its eligible portfolio securities equal to the Preferred Shares Basic Maintenance Amount or (b) the 1940 Act Preferred Shares Asset Coverage, in each case in accordance with the requirements of the rating agency or agencies then rating the Preferred Shares, Preferred Shares will be subject to mandatory redemption on a date specified by the Board out of funds legally available therefor in accordance with the Charter, including the Articles, and applicable law, at the redemption price of $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) to (but not including) the date fixed for redemption. Any such redemption will be limited to the lesser of (a) the number of Preferred Shares necessary to restore the required Discounted Value or the 1940 Act Preferred Shares Asset Coverage, as the case may be, or (b) the number of Preferred Shares that can be redeemed out of funds expected to be legally available therefor in accordance with the Charter, including the Articles, and applicable law.

   Optional Redemption. Preferred Shares of each series are redeemable, at the option of the Fund:

      (a) as a whole or from time to time in part, on the second Business Day preceding any Dividend Payment Date for shares of such series, out of funds legally available therefor in accordance with the Charter, including the Articles, and applicable law, at the redemption price of $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) to (but not including) the date fixed for redemption; provided, however, that (i) shares of such series may not be redeemed in part if after such partial redemption fewer than 250 shares of such series would remain outstanding; (ii) a series of Preferred Shares are redeemable by the Fund during the Initial Rate Period only on the second Business Day next preceding the last Dividend Payment Date for the Initial Rate Period; and (iii) the notice establishing a Special Rate Period of shares of the series, as delivered to the Auction Agent and filed with the Secretary of the Fund, may provide that shares of the series shall not be redeemable during the whole or any part of such Special Rate Period (except as provided in clause (b) below) or shall be redeemable during the whole or any part of such Special Rate Period only upon payment of such redemption premium or premiums as shall be specified therein; and

      (b) as a whole but not in part, out of funds legally available therefor in accordance with the Charter, including the Articles, and applicable law, on the first day following any Dividend Period thereof included in a Rate Period of more than 364 Rate Period Days if, on the date of determination of the Applicable Rate for shares of such series for such Rate Period, such Applicable Rate equaled or exceeded on such date of determination the Treasury Note Rate for such Rate Period, at a redemption price of $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) to (but not including) the date fixed for redemption.

   Notwithstanding the foregoing, if any dividends on a series of Preferred Shares (whether or not earned or declared) are in arrears, no shares of such series shall be redeemed unless all outstanding shares of such series are simultaneously redeemed, and the Fund shall not purchase or otherwise acquire any shares of such series; provided, however, that the foregoing shall not prevent the purchase or acquisition of all outstanding shares of such series pursuant to the successful completion of an otherwise lawful purchase or exchange offer made on the same terms to, and accepted by, holders of all outstanding shares of such series.

Liquidation

   Subject to the rights of holders of any series or class or classes of shares ranking on a parity with Preferred Shares with respect to the distribution of assets upon liquidation of the Fund, upon a liquidation of the Fund, whether voluntary or involuntary, the holders of Preferred Shares then outstanding will be entitled to receive and to be paid out of the assets of the Fund available for distribution to its shareholders, before any payment or distribution shall be made on the Common Shares or on any class of stock of the Fund ranking junior to the Preferred Shares, an amount equal to the liquidation preference with respect to such shares ($25,000 per share), plus an amount equal to all dividends thereon (whether or not earned or declared) accumulated but unpaid to (but not including) the date of final distribution in same-day funds, together with any applicable Gross-up Payments in connection with the liquidation of the Fund. After the payment to the holders of Preferred Shares of the full preferential amounts provided for as described herein, the holders of Preferred Shares as such shall have no right or claim to any of the remaining assets of the Fund.

   Neither the sale of all or substantially all the property or business of the Fund, nor the merger or consolidation of the Fund into or with any other corporation nor the merger or consolidation of any other corporation into or with the Fund, shall be a liquidation, whether voluntary or involuntary, for the purposes of the foregoing paragraph.

   In determining whether a distribution (other than upon voluntary or involuntary liquidation) by dividend, redemption or other acquisition of shares of the Fund or otherwise, is permitted under Maryland law, amounts that would be needed if the Fund were to be dissolved at the time of the distribution, to satisfy the preferential rights upon dissolution of holders of the Preferred Shares will not be added to the Fund's total liabilities.

Rating Agency Guidelines and Asset Coverage

   The Fund is required under the 1940 Act and Moody's and S&P guidelines to maintain assets having in the aggregate a Discounted Value at least equal to the Preferred Shares Basic Maintenance Amount. Moody's and S&P have each established separate guidelines for determining Discounted Value. To the extent any particular portfolio holding does not satisfy the applicable rating agency's guidelines, all or a portion of such holding's value will not be included in the calculation of Discounted Value (as defined by such rating agency). The Moody's and S&P guidelines do not impose any limitations on the percentage of the Fund's assets that may be invested in holdings not eligible for inclusion in the calculation of the Discounted Value of the Fund's portfolio. The amount of such assets included in the portfolio at any time may vary depending upon the rating, diversification and other characteristics of the eligible assets included in the portfolio, although it is not anticipated that in the normal course of business the value of such assets would exceed 20% of the Fund's total assets. The Preferred Shares Basic Maintenance Amount includes, among other things, the sum of (a) the aggregate liquidation preference of Preferred Shares then outstanding and (b) certain accrued and projected payment obligations of the Fund.

   The Fund is also required under the 1940 Act and rating agency guidelines to maintain, with respect to Preferred Shares, as of the last Business Day of each month in which any such shares are outstanding, asset coverage of at least 200% with respect to senior securities that are shares, including Preferred Shares (or such other asset coverage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities that are shares of a closed-end investment company as a condition of declaring dividends on its common shares or 1940 Act Preferred Shares Asset Coverage). Based on the composition of the portfolio of the Fund and market conditions as of March 8, 2002, and as adjusted, to give effect to the issuance of 285,000 Common Shares on March 15, 2002, 1940 Act Preferred Shares Asset Coverage with respect to Preferred Shares, assuming the issuance on the date thereof of all Preferred Shares offered hereby and giving effect to the deduction of sales load and offering costs related thereto estimated at $1,008,712, would have been computed as follows:


           Value of Fund assets less liabilities
             not constituting senior securities                  $200,809,552
------------------------------------------------------------  =  ------------ =  247%
Senior securities representing indebtedness plus liquidation     $ 81,000,000
               value of the Preferred Shares

   In the event the Fund does not timely cure a failure to maintain (a) a Discounted Value of its portfolio equal to the Preferred Shares Basic Maintenance Amount or (b) the 1940 Act Preferred Shares Asset Coverage, in each case in accordance with the requirements of the rating agency or agencies then rating the Preferred Shares, the Fund will be required to redeem Preferred Shares as described under "--Redemption--Mandatory Redemption" above.

   The Fund may, but is not required to, adopt any modifications to the guidelines that may hereafter be established by Moody's or S&P. Failure to adopt any such modifications, however, may result in a change in the ratings described above or a withdrawal of ratings altogether. In addition, any rating agency providing a rating for the Preferred Shares may, at any time, change or withdraw any such rating. The Board may in its sole discretion modify the definitions and related provisions that have been adopted by the Fund pursuant to the rating agency guidelines if necessary or appropriate with respect to the Preferred Shares if the Fund receives written confirmation from Moody's or S&P, or both, as appropriate, that any such modification would not impair the ratings then assigned by Moody's and S&P to the Preferred Shares.

   As recently described by Moody's and S&P, a preferred stock rating is an assessment of the capacity and willingness of an issuer to pay preferred stock obligations. The ratings on the Preferred Shares are not recommendations to purchase, hold or sell those shares, inasmuch as the ratings do not comment as to market price or suitability for a particular investor. The rating agency guidelines described above also do not address the likelihood that an owner of Preferred Shares will be able to sell such shares in an Auction or otherwise. The ratings are based on current information furnished to Moody's and S&P by the Fund and the Adviser and information obtained from other sources. The ratings may be changed, suspended or withdrawn as a result of changes in, or the unavailability of, such information. The Common Shares have not been rated by a nationally recognized statistical rating organization.

   A rating agency's guidelines will apply to the Preferred Shares only so long as such rating agency is rating such shares. The Fund will pay certain fees to Moody's or S&P, or both, for rating the Preferred Shares.

Voting Rights

   Except as otherwise provided in this Prospectus and in the SAI, in the Charter or as otherwise required by law, Preferred Shareholders will have equal voting rights with Common Shareholders (one vote per share) and will vote together with Common Shareholders and any other Preferred Shareholders as a single class.

   In connection with the election of the Fund's Directors, holders of outstanding Preferred Shares, voting as a separate class, are entitled to elect two of the Fund's Directors, and the remaining Directors are elected by Common Shareholders and Preferred Shareholders, voting together as a single class. In addition, if at any time dividends (whether or not earned or declared) on outstanding Preferred Shares shall be due and unpaid in an amount equal to two full years' dividends thereon, and sufficient cash or specified securities shall not have been deposited with the Auction Agent for the payment of such dividends, then, as the sole remedy of the Preferred Shareholders, the number of Directors constituting the Board shall be automatically increased by the smallest number that, when added to the two Directors elected exclusively by the Preferred Shareholders as described above, would constitute a majority of the Board as so increased by such smallest number, and at a special meeting of shareholders which will be called and held as soon as practicable, and at all subsequent meetings at which Directors are to be elected, the Preferred Shareholders voting as a separate class, will be entitled to elect the smallest number of additional Directors that together with the two Directors which such holders will be in any event entitled to elect, constitutes a majority of the total number of Directors of the Fund as so increased. The terms of office of the persons who are Directors at the time of that election will continue. If the Fund thereafter shall pay or declare and set apart for payment, in full, all dividends payable on all outstanding Preferred Shares the voting rights stated in the second preceding sentence shall cease, and the terms of office of all of the additional Directors elected by the Preferred Shareholders (but not of the Directors with respect to whose election the Common Shareholders were entitled to vote or the two Directors the Preferred Shareholders have the right to elect in any event), will terminate automatically.

   So long as any Preferred Shares are outstanding, the Fund will not, without the affirmative vote or consent of the holders of at least a majority of the Preferred Shares outstanding at the time (voting as a separate class):

      (a) authorize, create or issue any class or series of stock ranking prior to or on a parity with the Preferred Shares with respect to the payment of dividends or the distribution of assets upon liquidation, or authorize, create or issue additional shares of any series of Preferred Shares (except that, notwithstanding the foregoing, but subject to certain rating agency approvals, the Board, without the vote or consent of the Preferred Shareholders, may from time to time authorize and create, and the Fund may from time to time issue, shares of any classes or series of preferred stock of the Fund (including Preferred Shares) ranking on a parity with shares of Preferred Shares with respect to the payment of dividends and the distribution of assets upon liquidation; provided, however, that if Moody's or S&P is not then rating the Preferred Shares, the aggregate liquidation preference of all Preferred Shares of the Fund outstanding after any such issuance, exclusive of accumulated and unpaid dividends, may not exceed $81,000,000); or

      (b) amend, alter or repeal the provisions of the Charter, including the Articles, whether by merger, consolidation or otherwise, so as to affect any preference, right or power of the Preferred Shares or the holders thereof; provided, however, that (i) none of the actions permitted by the exception to (a) above will be deemed to affect such preferences, rights or powers,
   (ii) a division of a share of Preferred Shares will be deemed to affect such preferences, rights or powers only if the terms of such division adversely affect the Preferred Shareholders and (iii) the authorization, creation and issuance of classes or series of stock ranking junior to Preferred Shares with respect to the payment of dividends and the distribution of assets upon liquidation will be deemed to affect such preferences, rights or powers only if Moody's or S&P is then rating Preferred Shares and such issuance would, at the time thereof, cause the Fund not to satisfy the 1940 Act Preferred Shares Asset Coverage or the Preferred Shares Basic Maintenance Amount. So long as any Preferred Shares are outstanding, the Fund shall not without the affirmative vote or consent of the holders of at least a majority of the Preferred Shares outstanding at the time, voting as a separate class, file a voluntary application for relief under federal bankruptcy law or any similar application under state law for so long as the Fund is solvent and does not foresee becoming insolvent.

   The Board may modify any or all of the definitions and related provisions which have been adopted by the Fund pursuant to the rating agency guidelines in the event the Fund receives written confirmation from Moody's or S&P, or both, as appropriate, that any such modification would not impair the ratings then assigned by Moody's and S&P to the Preferred Shares. The affirmative vote of 75% of the outstanding Preferred Shares, voting as a separate class, shall be required to approve any conversion of the Fund from a closed-end to an open-end investment company, and the affirmative vote of a majority of the Preferred Shareholders, voting as a separate class, shall be required to approve any plan of reorganization (as such term is used in the 1940 Act) adversely affecting such shares. The affirmative vote of a majority of the Preferred Shareholders, voting as a separate class, shall be required to approve any action not described in the preceding sentence requiring a vote of security holders of the Fund under Section 13(a) of the 1940 Act.

   The foregoing voting provisions will not apply with respect to the Preferred Shares if, at or prior to the time when a vote is required, such shares shall have been (i) redeemed or (ii) called for redemption and sufficient funds shall have been deposited in trust to effect such redemption.

                                  THE AUCTION

General

   The Articles provide that, except as otherwise described herein, the Applicable Rate for the shares of each series of Preferred Shares, for each Rate Period of shares of such series after the Initial Rate Period thereof, shall be equal to the rate per annum that the Auction Agent advises has resulted on the Business Day preceding the first day of such Subsequent Rate Period (an "Auction Date") from implementation of the auction procedures (the "Auction Procedures"), in which persons determine to hold or offer to sell or, based on dividend rates bid by them, offer to purchase or sell shares of such series. Each periodic implementation of the Auction Procedures is referred to herein as an Auction. See the Articles for a more complete description of the Auction process.

   Auction Agency Agreement. The Fund has entered into an Auction Agency Agreement with the Auction Agent (currently, The Bank of New York) that provides, among other things, that the Auction Agent will follow the Auction Procedures for purposes of determining the Applicable Rate for each series of Preferred Shares so long as the Applicable Rate for shares of such series is to be based on the results of an Auction. The Fund will pay the Auction Agent compensation for its services under the Auction Agency Agreement.

   The Auction Agent may terminate the Auction Agency Agreement upon notice to the Fund on a date no earlier than 45 days after such notice, except that if the Auction Agent has not received amounts due to it under the terms of the Auction Agency Agreement, the Auction Agent may terminate on a date 30 days after delivering to the Fund notice of its failure to receive such amounts. If the Auction Agent should resign, the Fund will use its best efforts to enter into an agreement with a successor Auction Agent containing substantially the same terms and conditions as the Auction Agency Agreement. The Fund may remove the Auction Agent provided that prior to such removal the Fund shall have entered into such an agreement with a successor Auction Agent.

   Broker-Dealer Agreements. Each Auction requires the participation of one or more Broker-Dealers. The Auction Agent has entered into agreements (collectively, the "Broker-Dealer Agreements") with several Broker-Dealers selected by the Fund, which provide for the participation of those Broker-Dealers in Auctions for Preferred Shares.

   The Auction Agent after each Auction for Preferred Shares will pay from funds provided by the Fund a service charge to each Broker-Dealer on the basis of the purchase price of the Preferred Shares placed by the Broker-Dealer at the Auction. The service charge will be paid at the annual rate of .25% in the case of any Minimum Rate Period or a Rate Period of less than one year, or a percentage agreed to by the Fund and the Broker-Dealers in the case of any Auction for a Rate Period of one year or longer. For the purposes of the preceding sentence, Preferred Shares will be placed by a Broker-Dealer if such shares were (a) the subject of Hold Orders deemed to have been submitted to the Auction Agent by the Broker-Dealer and were acquired by such Broker-Dealer for its own account or were acquired by such Broker-Dealer for its customers who are Beneficial Owners or (b) the subject of an Order submitted by such Broker-Dealer that is (i) a Submitted Bid of an Existing Holder that resulted in such Existing Holder continuing to hold such shares as a result of the Auction or (ii) a Submitted Bid of a Potential Holder that resulted in such Potential Holder purchasing such shares as a result of the Auction or (iii) a valid Hold Order.

   The Fund may request the Auction Agent to terminate one or more Broker-Dealer Agreements at any time, provided that at least one Broker-Dealer Agreement is in effect after such termination.

Auction Procedures

   Prior to the Submission Deadline on each Auction Date for a series of Preferred Shares, each customer of a Broker-Dealer who is listed on the records of that Broker-Dealer (or, if applicable, the Auction Agent) as holder of shares of the series or a Beneficial Owner, may submit Orders with respect to shares of such series to that Broker-Dealer as follows:

   . Hold Order--indicating its desire to hold shares of the series without regard to the Applicable Rate for shares of the series for the next Rate Period thereof.

   . Bid--indicating its desire to sell shares of the series at $25,000 per share if the Applicable Rate for the shares for the next Rate Period thereof is less than the rate specified in such Bid (also known as a hold-at-a-rate order).

   . Sell Order--indicating its desire to sell shares of the series at $25,000 per share without regard to the Applicable Rate for shares of such series for the next Rate Period thereof.

   A Beneficial Owner may submit different types of Orders to its Broker-Dealer with respect to a series of Preferred Shares then held by such Beneficial Owner. A Beneficial Owner of shares of such series that submits a Bid with respect to shares of such series to its Broker-Dealer having a rate higher than the Maximum Rate for shares of such series on the Auction Date therefor will be treated as having submitted a Sell Order with respect to such shares to its Broker-Dealer. A Beneficial Owner of shares of such series that fails to submit an Order with respect to such shares to its Broker-Dealer will be deemed to have submitted a Hold Order with respect to such shares of such series to its Broker-Dealer; provided, however, that if a Beneficial Owner of shares of such series fails to submit an Order with respect to shares of such series to its Broker-Dealer for an Auction relating to a Rate Period of more than 28 Rate Period Days, such Beneficial Owner will be deemed to have submitted a Sell Order with respect to such shares to its Broker-Dealer. A Sell Order shall constitute an irrevocable offer to sell the Preferred Shares subject thereto. A Beneficial Owner that offers to become the Beneficial Owner of additional Preferred Shares is, for purposes of such offer, a Potential Beneficial Owner as discussed below.

   A customer of a Broker-Dealer that is not a Beneficial Owner of a series of Preferred Shares but that wishes to purchase shares of such series, or that is a Beneficial Owner of shares of such series that wishes to purchase additional shares of such series (in each case, a "Potential Beneficial Owner"), may submit Bids to its Broker-Dealer in which it offers to purchase shares of such series at $25,000 per share if the Applicable Rate for shares of such series for the next Rate Period thereof is not less than the rate specified in such Bid. A Bid placed by a Potential Benefit Owner of shares of such series specifying a rate higher than the Maximum Rate for shares of such series on the Auction Date therefor will not be accepted.

   The Broker-Dealers in turn will submit the Orders of their respective customers who are Beneficial Owners and Potential Beneficial Owners to the Auction Agent, designating themselves (unless otherwise permitted by the Fund) as Existing Holders in respect of shares subject to Orders submitted or deemed submitted to them by Beneficial Owners and as Potential Holders in respect of shares subject to Orders submitted to them by Potential Beneficial Owners. However, neither the Fund nor the Auction Agent will be responsible for a Broker-Dealer's failure to comply with the foregoing. Any Order placed with the Auction Agent by a Broker-Dealer as or on behalf of an Existing Holder or a Potential Holder will be treated in the same manner as an Order placed with a Broker-Dealer by a Beneficial Owner or Potential Beneficial Owner. Similarly, any failure by a Broker-Dealer to submit to the Auction Agent an Order in respect of any Preferred Shares held by it or customers who are Beneficial Owners will be treated in the same manner as a Beneficial Owner's failure to submit to its Broker-Dealer an Order in respect of Preferred Shares held by it. A Broker-Dealer may also submit Orders to the Auction Agent for its own account as an Existing Holder or Potential Holder, provided it is not an affiliate of the Fund.

   If Sufficient Clearing Bids for a series of Preferred Shares exist (that is, the number of shares of such series subject to Bids submitted or deemed submitted to the Auction Agent by Broker-Dealers as or on behalf of Potential Holders with rates equal to or lower than the Maximum Rate for shares of such series is at least equal to the number of shares of such series subject to Sell Orders submitted or deemed submitted to the Auction Agent by Broker-Dealers as or on behalf of Existing Holders), the Applicable Rate for shares of such series for the next succeeding Rate Period thereof will be the lowest rate specified in the Submitted Bids which, taking into account such rate and all lower rates bid by Broker-Dealers as or on behalf of Existing Holders and Potential Holders, would result in Existing Holders and Potential Holders owning the shares of such series available for purchase in the Auction. If Sufficient Clearing Bids for a series of Preferred Shares do not exist, the Applicable Rate for shares of such series for the next succeeding Rate Period thereof will be the Maximum Rate for shares of such series on the Auction Date therefor. In such event, Beneficial Owners of shares of such series that have submitted or are deemed to have submitted Sell Orders may not be able to sell in such Auction all shares of such series subject to such Sell Orders. If Broker-Dealers submit or are deemed to have submitted to the Auction Agent Hold Orders with respect to all Existing Holders of a series of Preferred Shares, the Applicable Rate for shares of such series for the next succeeding Rate Period thereof will be the All Hold Order Rate.

   The Auction Procedures include a pro rata allocation of shares for purchase and sale, which may result in an Existing Holder continuing to hold or selling, or a Potential Holder purchasing, a number of a series of Preferred Shares that is fewer than the number of shares of such series specified in its Order. To the extent the allocation procedures have that result, Broker-Dealers that have designated themselves as Existing Holders or Potential Holders in respect of customer Orders will be required to make appropriate pro rata allocations among their respective customers.

   Settlement of purchases and sales will be made on the next Business Day (also a Dividend Payment Date) after the Auction Date through the Securities Depository. Purchasers will make payment through their Agent Members in the same-day funds to the Securities Depository against delivery to their respective Agent Members. The Securities Depository will make payment to the sellers' Agent Members in accordance with the Securities Depository's normal procedures, which now provide for payment against delivery by their Agent Members in same-day funds.

   The Auction for Series M Preferred Shares and Series T Preferred Shares will normally be held every Monday and Tuesday, respectively, and each Subsequent Rate Period of shares of such series will normally begin on the following Tuesday and Wednesday, respectively.

   Whenever the Fund intends to include any net capital gain or other income taxable for regular federal income tax purposes in any dividend on Preferred Shares, the Fund shall, in the case of

Minimum Rate Periods or Special Rate Periods of 28 Rate Period Days or fewer, and may, in the case of any other Special Rate Period, notify the Auction Agent of the amount to be so included not later than the Dividend Payment Date next preceding the Auction Date on which the Applicable Rate for such dividend is to be established. Whenever the Auction Agent receives such notice from the Fund, it will be required in turn to notify each Broker-Dealer, who, on or prior to such Auction Date, in accordance with its Broker-Dealer Agreement, will be required to notify its customers who are Beneficial Owners and Potential Beneficial Owners believed by it to be interested in submitting an Order in the Auction to be held on such Auction Date.

Secondary Trading Market and Transfer of Preferred Shares

   The Broker-Dealers are expected to maintain a secondary trading market in Preferred Shares outside of Auctions, but are not obligated to do so, and may discontinue such activity at any time. There can be no assurance that such secondary trading market in Preferred Shares will provide owners with liquidity of investment. The Preferred Shares are not registered on any stock exchange or on the NASDAQ Stock Market. Investors who purchase shares in an Auction for a Special Rate Period should note that because the dividend rate on such shares will be fixed for the length of such Rate Period, the value of the shares may fluctuate in response to changes in interest rates, and may be more or less than their original cost if sold on the open market in advance of the next Auction therefor, depending upon market conditions.

   A Beneficial Owner or an Existing Holder may sell, transfer or otherwise dispose of Preferred Shares only in whole shares and only (1) pursuant to a Bid or Sell Order placed with the Auction Agent in accordance with the Auction Procedures, (2) to a Broker-Dealer or (3) to such other persons as may be permitted by the Fund; provided, however, that (a) a sale, transfer or other disposition of Preferred Shares from a customer of a Broker-Dealer who is listed on the records of that Broker-Dealer as the holder of such shares to that Broker-Dealer or another customer of that Broker-Dealer shall not be deemed to be a sale, transfer or other disposition for purposes of the foregoing if such Broker-Dealer remains the Existing Holder of the shares so sold, transferred or disposed of immediately after such sale, transfer or disposition and (b) in the case of all transfers other than pursuant to Auctions, the Broker-Dealer (or other person, if permitted by the Fund) to whom such transfer is made shall advise the Auction Agent of such transfer.

                         DESCRIPTION OF COMMON SHARES

   The Charter authorizes the issuance of up to 1,999,996,760 Common Shares, $.001 par value per share. All Common Shares will be duly authorized, fully paid, and nonassessable. Common Shareholders are entitled to receive dividends when authorized by the Board of Directors out of assets legally available for the payment of dividends. They are also entitled to share ratably in the Fund's assets legally available for distribution to the Fund's shareholders in the event of the Fund's liquidation, dissolution or winding up, after payment of or adequate provision for all of the Fund's known debts and liabilities. These rights are subject to the preferential rights of any other class or series of the Fund's stock. At any time when the Fund's Preferred Shares are outstanding, Common Shareholders will not be entitled to receive any distributions from the Fund unless all accrued dividends on Preferred Shares have been paid, and unless asset coverage (as defined in the 1940 Act) with respect to Preferred Shares would be at least 200% after giving effect to such distributions.

                  CERTAIN PROVISIONS OF THE CHARTER DOCUMENTS

   The Fund has provisions in its Charter Documents that could limit (i) the ability of other entities or persons to acquire control of the Fund, (ii) the Fund's freedom to engage in certain transactions, or (iii) the ability of the Fund's shareholders to amend the Charter Documents, or effect changes in the Fund's management, or convert the Fund to open-end status. These provisions in the Charter Documents may be regarded as "anti-takeover" provisions.

   Pursuant to the Charter, at the first annual meeting of shareholders after this public offering, the Board of Directors will be divided into three classes of Directors. The initial terms of the first, second and third classes will expire in 2003, 2004 and 2005, respectively. Beginning in 2003, Directors of each class will be elected for three-year terms upon the expiration of their current terms and each year one class of Directors will be elected by the Fund's shareholders. The Fund believes that classification of the Board of Directors will help to assure the continuity and stability of the Fund's business strategies and policies as determined by the Board of Directors.

   The classified board provision could have the effect of making the replacement of incumbent Directors more time-consuming and difficult. At least two annual meetings of shareholders, instead of one, will generally be required to effect a change in a majority of the Board of Directors. Thus, the classified board provision could increase the likelihood that incumbent Directors will retain their positions. The staggered terms of Directors may delay, defer, or prevent a tender offer or an attempt to change control of the Fund, although the tender offer or change in control might be in the best interest of the shareholders.

Removal of Directors

   A Director may be removed only for cause and only by the affirmative vote of at least 75% of the votes entitled to be cast in the election of such director. This provision, when coupled with the provision in the Charter authorizing the Board of Directors to fill vacant directorships, precludes shareholders from removing incumbent Directors except for cause and by a substantial affirmative vote.

Amendment to the Charter

   Certain provisions of the Charter, including its provisions on classification of the Board of Directors and removal of Directors, may be amended only by the affirmative vote of the holders of not less than 75% of all of the votes entitled to be cast on the matter. Other provisions of the Charter may be amended by the affirmative vote of a majority of the aggregate number of votes entitled to be cast on the amendment. The required vote shall be in addition to the vote of the holders of shares of the Fund otherwise required by law or any agreement between the Fund and any national securities exchange.

Dissolution of the Company

   Subject to Board approval, the liquidation or dissolution of the Fund or an amendment to the Charter to terminate the Fund must be approved by the affirmative vote of the holders of not less than 75% of all of the votes entitled to be cast on the matter. However, if a majority of the Continuing Directors (as such term is defined below) approves the liquidation or dissolution of the Fund, such action requires the affirmative vote of a majority of the votes entitled to be cast on the matter.

Anti-takeover Effect of Certain Provisions of Maryland Law and of the Charter and Bylaws

   The affirmative vote of 75% (which is higher than that required under Maryland law or the 1940 Act) of the Fund's Common Shares and Preferred Shares voting together as a single class will be required to authorize the liquidation or dissolution of the Fund in the absence of approval of the liquidation or dissolution by a majority of the Continuing Directors of the Fund (defined for this purpose as those Directors who were either members of the Board of Directors on the date of closing of the initial offering of Common Shares or who subsequently become Directors and whose election or nomination is approved by a majority of the Continuing Directors then on the Board). In addition, the affirmative vote of 75% (which is higher than that required under Maryland law or the 1940 Act) of the outstanding Common Shares and Preferred Shares is required generally to authorize any of the following transactions involving a corporation, person or entity that will be directly, or indirectly through affiliates, the beneficial owner of more than 5% of the outstanding shares of the Fund (a "Principal Shareholder"), or to amend the provisions of the Charter relating to such transactions:

      (i) merger, consolidation or statutory share exchange of the Fund with or into any Principal Shareholder;

      (ii) the issuance of any securities of the Fund to any Principal Shareholder for cash except upon (a) reinvestment of dividends pursuant to a dividend reinvestment plan of the Fund, (b) issuance of any securities of the Fund upon the exercise of any stock subscription rights distributed by the Fund, or (c) a public offering by the Fund registered under the Securities Act of 1933;

      (iii) the sale, lease or exchange of all or any substantial part of the assets of the Fund to any Principal Shareholder (except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period); and

      (iv) the sale, lease or exchange to the Fund or any subsidiary thereof, in exchange for securities of the Fund, of any assets of any Principal Shareholders (except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purposes of such computation all assets sold, leased or exchanged in any series of similar transaction within a twelve-month period).

   However, such vote would not be required when, under certain conditions, the Continuing Directors approve the transactions described in (i)-(iv) above, although in certain cases involving merger, consolidation or statutory share exchange or sale of all or substantially all of the Fund's assets, the affirmative vote of a majority of the Common Shares and Preferred Shares voting together as a single class would nevertheless be required. The affirmative vote of 75% (which is higher than that required under Maryland law or the 1940 Act) of the outstanding Common Shares and Preferred Shares voting separately by class is required to convert the Fund to an open-end investment company and to amend the Fund's Charter to effect any such conversion. See "Repurchase of Common Shares; Conversion to Open-End Fund."

   The overall effect of these provisions is to render difficult the accomplishment of a merger or the assumption of control by a Principal Shareholder. The Board of Directors of the Fund has considered the foregoing anti-takeover provisions and concluded that they are in the best interests of the Fund and its shareholders.

           REPURCHASE OF COMMON SHARES; CONVERSION TO OPEN-END FUND

   Shares of closed-end investment companies frequently trade at a discount from NAV. The Fund may, from time to time, repurchase or make a tender offer for its Common Shares, or convert to an open-end investment company in an attempt to reduce or eliminate significant market discounts from NAV. Subject to the Fund's policy with respect to borrowings, the Fund may incur debt to finance repurchases and tenders. The Fund will comply with the 1940 Act asset coverage requirements if such borrowings are made. Interest on such borrowing will reduce the Fund's net income.

   The Fund anticipates that the market price of its Common Shares will generally vary from NAV. The market price of the Fund's Common Shares will, among other things, be determined by the relative demand for and supply of such shares in the market, the Fund's investment performance, the Fund's distributions, and investor perception of the Fund's overall attractiveness as an investment as compared with other investment alternatives. Nevertheless, the fact that the Fund's Common Shares may be the subject of repurchases or tender offers at NAV from time to time may reduce the spread between market price and NAV that might otherwise exist. There can be no assurance that share repurchases, tender offers, or conversion to an open-end investment company will take place or that, if they occur, they will result in the Fund's Common Shares trading at a price that is equal to their NAV or reduce or eliminate any market value discount.

   It should be recognized that any acquisition of Common Shares by the Fund would decrease the total assets of the Fund and therefore have the effect of increasing the Fund's expense ratio and may also require the redemption of a portion of any outstanding Preferred Shares in order to maintain coverage ratios. Because of the nature of the Fund's investment objective, policies and portfolio, the Fund does not anticipate that repurchases and tenders should have an adverse effect on the Fund's investment performance and does not anticipate any material difficulty in disposing of portfolio securities in order to consummate Common Share repurchases or tenders.

   Common Shares that have been purchased by the Fund will be returned to the status of authorized but unissued Common Shares. Depending upon the existing market price, the purchase of Common Shares by the Fund could reduce the Fund's NAV.

   If the Fund converted to an open-end investment company, it would be required to redeem all Preferred Shares then outstanding (requiring that it liquidate a portion of its investment portfolio), and the Common Shares would no longer be listed on the NYSE. In contrast to a closed-end investment company, shareholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their NAV, less any redemption charge that is in effect at the time of the redemption.

   Before deciding whether to take any action if the Common Shares trade significantly below NAV, the Board of Directors would consider all factors that it deemed relevant. Such factors may include the extent and duration of the discount, the liquidity of the Fund's portfolio, the impact of any action that might be taken on the Fund or its shareholders, and market considerations. Based on these considerations, even if the Fund's Common Shares should trade at a significant discount, for a significant period of time, the Board of Directors may determine that no action should be taken. See the SAI under "Repurchase of Fund Shares; Conversion to Open-End Fund" for a further discussion of possible action to reduce or eliminate a discount to NAV.

                                  TAX MATTERS

   The following federal income tax discussion is based on the advice of Seward & Kissel LLP, counsel to the Fund, and reflects provisions of the Internal Revenue Code of 1986, as amended (the "Code"), existing Treasury regulations, rulings published by the Internal Revenue Service (the "Service"), and other applicable authority, all as of the date of this Prospectus. These authorities are subject to change by legislative or administrative action, possibly on a retroactive basis. The following discussion is only a summary of some of the important tax considerations generally applicable to investments in the Fund. For more detailed information regarding tax considerations, see the SAI. There may be other tax considerations applicable to particular investors. In addition, income earned through an investment in the Fund may be subject to state and local taxes.

   The Fund intends to qualify each year for taxation as a regulated investment company eligible for treatment under the provisions of Subchapter M of the Code. If the Fund so qualifies and satisfies certain annual distribution requirements, the Fund will not be subject to federal income or excise taxes on income distributed in a timely manner to its shareholders in the form of dividends or capital gain distributions. As noted above, the Fund intends to distribute to its shareholders all of its net investment income (and net capital gain, if any) for each taxable year.

   Because the Fund primarily invests in municipal obligations the interest on which is exempt from federal income tax, distributions to you out of tax-exempt interest income earned by the Fund will not be subject to federal income tax (other than the AMT). Any exempt-interest dividends derived from interest on municipal securities subject to the AMT may be a specific preference item for purposes of the federal individual and corporate AMT.

   The Fund's distributions of net income (including any short-term capital gains) that are not tax-exempt will be taxable to you as ordinary income. Distributions of long-term capital gains generally will be taxable to you as long-term capital gains regardless of how long you have held your Preferred Shares. The Fund will allocate distributions to shareholders that are treated as tax-exempt interest and as long-term capital gain and ordinary income, if any, among the Common Shares and Preferred Shares in proportion to total dividends paid to each class for the year.

   Distributions are taxable to you in the manner discussed above even if the distributions are paid from income or gains earned by the Fund before you bought shares (and thus were included in the price you paid for the shares).

   The sale or exchange of Fund shares is a taxable transaction for federal income tax purposes.

   Each year shortly after December 31, the Fund will send you tax information stating the amount and type of all its distributions for the year. Consult your tax adviser about the federal, state and local tax consequences of an investment in the Fund in your particular circumstances.

California Tax Matters

   The following California income tax discussion is based on the provisions of the California Revenue and Taxation Code, regulations of the California Franchise Tax Board and other applicable authority, all as of the date of this Prospectus. These authorities are subject to change by legislative and administrative action, possibly on a retroactive basis. The following discussion is only a summary of some of the important California tax considerations generally applicable to investments in the Fund. There may be other tax considerations applicable to particular investors.

   Provided the Fund qualifies as a regulated investment company, distributions to residents of the State out of interest income earned by the Fund from California Municipal Bonds or U.S. Government securities are exempt from California personal income tax. Distributions of capital gains and other investment income will be subject to California personal income tax. Gain from the sale, exchange or other disposition of Common Shares will be subject to California personal income tax.

   Please refer to the SAI for more detailed information.

                                 UNDERWRITING

   Subject to the terms and conditions stated in the Fund's underwriting agreement dated March 22, 2002, each Underwriter named below has severally agreed to purchase, and the Fund has agreed to sell to such Underwriter, the number of Preferred Shares set forth opposite the name of such Underwriter.

                                               Number           Number
                                            of Series M      of Series T
Underwriters                              Preferred Shares Preferred Shares
------------                              ---------------- ----------------
Salomon Smith Barney Inc.................        972              972
Merrill Lynch, Pierce, Fenner & Smith
           Incorporated..................        486              486
UBS Warburg LLC..........................        162              162
                                               -----            -----
   Total.................................      1,620            1,620
                                               =====            =====

   The underwriting agreement provides that the obligations of the Underwriters to purchase the Preferred Shares included in this offering are subject to approval of legal matters by counsel and to other conditions. The Underwriters are obligated to purchase all the Preferred Shares if they purchase any of the Preferred Shares.

   The Underwriters propose to offer some of the Preferred Shares directly to the public at the public offering price set forth on the cover of this Prospectus and some of the Preferred Shares to dealers at the public offering price less a concession not to exceed $137.50 per Preferred Share. The sales load the Fund will pay of $250 per Preferred Share is equal to 1.00% of the initial offering price. The Underwriters may allow, and such dealers may reallow, a concession not to exceed $37.50 per Preferred Share on sales to certain other dealers. After the initial public offering, the Underwriters may change the public offering price and other selling terms. Investors must pay for any Preferred Shares purchased on or before March 27, 2002.

   The Fund anticipates that the Underwriters may from time to time act as brokers or dealers in executing the Fund's portfolio transactions after they have ceased to be underwriters. The Underwriters are active underwriters of, and dealers in, municipal securities and act as market makers in a number of such securities, and therefore can be expected to engage in portfolio transactions with, and perform services for, the Fund.

   The Fund anticipates that the Underwriters or one of their respective affiliates may, from time to time, act in Auctions as Broker-Dealers and receive the fees set forth under "The Auction'' or in the SAI.

   The Fund and Alliance have each agreed to indemnify the several Underwriters or contribute to losses arising out of certain liabilities, including liabilities under the Securities Act of 1933, as amended. In addition, the Fund has agreed to reimburse the Underwriters for certain expenses incurred by the Underwriters in the offering.

   The principal business address of Salomon Smith Barney Inc. is 388 Greenwich Street, New York, New York 10013.

             CUSTODIAN, TRANSFER AGENT, DIVIDEND DISBURSING AGENT
                             AND REDEMPTION AGENT

   The Fund's securities and cash will be held under a Custodian Agreement by State Street Bank & Trust Company, 225 Franklin Street, Boston, Massachusetts 02110. The Fund's assets will be held under bank custodianship in compliance with the 1940 Act. Equiserve Trust Company, N.A., 150 Royall Street, Canton, Massachusetts 02021, will act as the Fund's transfer agent, dividend-paying agent and registrar for its Common Shares. The Bank of New York, 5 Penn Plaza, 13th Floor, New York, New York 10001, is the Auction Agent with respect to the Preferred Shares and acts as transfer agent, registrar, dividend disbursing agent, and redemption agent for such shares.

                                 LEGAL MATTERS

   Certain legal matters in connection with the Preferred Shares will be passed upon for the Fund by Seward & Kissel LLP and for the Underwriters by Simpson Thacher & Bartlett. Seward & Kissel LLP and Simpson Thacher & Bartlett will rely upon the opinion of Ballard Spahr Andrews & Ingersoll, LLP for certain matters of Maryland law and Arter & Hadden LLP for certain matters of California law.

         TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL INFORMATION

Investment Objective and Policies....................................   3
Investment Restrictions..............................................  18
Management of the Fund...............................................  20
Portfolio Transactions...............................................  29
Net Asset Value......................................................  31
Additional Information Concerning the Auctions.......................  31
Description of Shares................................................  33
Certain Provisions in the Charter....................................  37
Repurchase of Fund Shares; Conversion to Open-End Fund...............  39
Tax Matters..........................................................  41
Experts..............................................................  47
Registration Statement...............................................  47
Financial Statements.................................................  47
   Appendix A - Articles Supplementary............................... A-1
   Appendix B - Bond Ratings......................................... B-1
   Appendix C - Futures Contracts and Related Options................ C-1
   Appendix D - Factors Pertaining to California..................... D-1

================================================================================

                                  $81,000,000

                Alliance California Municipal Income Fund, Inc.

                           Auction Preferred Shares

                            1,620 Shares, Series M

                            1,620 Shares, Series T

                                   --------

                              P R O S P E C T U S

                                March 22, 2002

                                   --------

                             Salomon Smith Barney

                              Merrill Lynch & Co.

                                  UBS Warburg

================================================================================

The information in this statement of additional information is not complete and may be changed. We may not sell these securities until the registration statement relating to the securities filed with the Securities and Exchange Commission is effective. This statement of additional information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

         ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND, INC.

               STATEMENT OF ADDITIONAL INFORMATION

                         March 22, 2002

         Alliance California Municipal Income Fund, Inc., a
Maryland corporation (the "Fund"), is a recently organized, non-diversified, closed-end management investment company.

         This Statement of Additional Information ("SAI") relating to the Fund's Auction Preferred Shares, Series M, and Auction Preferred Shares, Series T, par value $.001 per share, (referred to together in this SAI as "Preferred Shares") is not a prospectus, but should be read in conjunction with the Fund's prospectus dated March 22, 2002 (the "Prospectus"). This SAI does not include all information that a prospective investor should consider before purchasing Preferred Shares, and investors should obtain and read the Prospectus prior to purchasing such shares. A copy of the Prospectus may be obtained without charge by calling (800) 227-4618. You may also obtain a copy of the Prospectus on the Securities and Exchange Commission's ("SEC") web site (http://www.sec.gov). Capitalized terms used but not defined in this SAI have the meanings ascribed to them in the Prospectus or the Articles Supplementary attached as Appendix A (the "Articles").

                        TABLE OF CONTENTS

INVESTMENT OBJECTIVE AND POLICIES

INVESTMENT RESTRICTIONS

MANAGEMENT OF THE FUND

PORTFOLIO TRANSACTIONS

NET ASSET VALUE

ADDITIONAL INFORMATION CONCERNING THE AUCTIONS

DESCRIPTION OF SHARES

CERTAIN PROVISIONS IN THE CHARTER

REPURCHASE OF FUND SHARES; CONVERSION TO OPEN-END FUND

TAX MATTERS

EXPERTS

REGISTRATION STATEMENT

FINANCIAL STATEMENTS

APPENDIX A  Articles Supplementary                         A-1

APPENDIX B - Bond Ratings                                  B-1

APPENDIX C - Futures Contracts and Related Options         C-1

APPENDIX D  Factors Pertaining to California               D-1

This Statement of Additional Information is dated March 22, 2002

                INVESTMENT OBJECTIVE AND POLICIES

         The investment objective and general investment policies of the Fund are described in the Prospectus. Additional information concerning the characteristics of certain of the Fund's investments is set forth below.

Municipal Bonds

         The municipal bonds in which the Fund will invest are generally issued by the State of California, a city in California, or a political subdivision, agency, authority or instrumentality of such state or city ("California Municipal
Bonds").

         Municipal bonds share the attributes of debt/fixed income securities in general, but are generally issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities. Municipal bonds have two principal classifications: general obligation bonds and revenue or special obligation bonds. General obligation bonds are secured by an issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. They are payable from such issuer's general revenues and not from any particular source. Revenue or special obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Tax-exempt private activity bonds and industrial development bonds generally are also revenue bonds and thus are not payable from the issuer's general revenues. The credit and quality of private activity bonds and industrial development bonds are usually related to the credit of the corporate user of the facilities. Payment of interest on and repayment of principal of such bonds is the responsibility of the corporate user (and/or any guarantor).

         The Fund will primarily invest in municipal bonds with long-term maturities in order to maintain a weighted average maturity of 15-30 years, but the average weighted maturity of obligations held by the Fund may be shortened, depending on market conditions. As a result, the Fund's portfolio at any given time may include both long-term and intermediate-term municipal bonds. Moreover, during temporary or defensive periods (e.g., times when Alliance believes that temporary imbalances of supply and demand or other temporary dislocations in the tax-exempt bond market adversely affect the price at which long-term or intermediate-term municipal bonds are available), and in order to keep the Fund's cash fully invested, including the period during which the net proceeds of the offering are being invested, the Fund may invest any percentage of its net assets in short-term investments including high quality, short-term securities that may be either tax-exempt or taxable. See "--Short-Term Investments/Temporary Defensive Strategies."

         Also included within the general category of municipal bonds in which the Fund may invest are participations in lease obligations or installment purchase contract obligations of municipal authorities or entities ("Municipal Lease Obligations"). Although a Municipal Lease Obligation does not constitute a general obligation of the municipality for which the municipality's taxing power is pledged, a Municipal Lease Obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the Municipal Lease Obligation. However, certain Municipal Lease Obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. In the case of a "non-appropriation" lease, the Fund's ability to recover under the lease in the event of non-appropriation or default will be limited solely to the repossession of the leased property, without recourse to the general credit of the lessee, and disposition or releasing of the property might prove difficult. There have been challenges to the legality of lease financing in numerous states, and, from time to time, certain municipalities have considered not appropriating money for lease payments. In deciding whether to purchase a Municipal Lease Obligation, the Fund will consider all relevant factors including the financial condition of the borrower, the merits of the project, the level of public support for the project, and the legislative history of lease financing in the state. These securities may be less readily marketable than other municipal bonds. The Fund may also purchase unrated lease obligations if determined by Alliance to be of comparable quality to rated securities in which the Fund is permitted to invest.

         Some longer-term municipal bonds give the investor the right to "put" or sell the security at par (face value) within a specified number of days following the investor's request- -usually one to seven days. This demand feature enhances a security's liquidity by shortening its effective maturity and enables it to trade at a price equal to or very close to par. If a demand feature terminates prior to being exercised, the Fund would hold the longer-term security, which could experience substantially more volatility.

         The Fund may invest in municipal bonds with credit enhancements such as letters of credit, municipal bond insurance and Standby Bond Purchase Agreements ("SBPAs"). Letters of credit are issued by a third party, usually a bank, to enhance liquidity and ensure repayment of principal and any accrued interest if the underlying municipal bond should default. Municipal bond insurance, which is usually purchased by the bond issuer from a private, nongovernmental insurance company, provides an unconditional and irrevocable guarantee that the insured bond's principal and interest will be paid when due. Insurance does not guarantee the price of the bond or the share price of the Fund. The credit rating of an insured bond reflects the credit rating of the insurer, based on its claims-paying ability. The obligation of a municipal bond insurance company to pay a claim extends over the life of each insured bond. Although defaults on insured municipal bonds have been low to date and municipal bond insurers have met their claims, there is no assurance this will continue. A higher-than-expected default rate could strain the insurer's loss reserves and adversely affect its ability to pay claims to bondholders. The number of municipal bond insurers is relatively small, and not all of them have the highest rating. An SBPA is a liquidity facility provided to pay the purchase price of bonds that cannot be re-marketed. The obligation of the liquidity provider (usually a bank) is only to advance funds to purchase tendered bonds that cannot be remarketed and does not cover principal or interest under any other circumstances. The liquidity provider's obligations under the SBPA are usually subject to numerous conditions, including the continued creditworthiness of the underlying borrower.

         Unless otherwise indicated, all limitations applicable to the Fund's investments (as stated above and elsewhere in this SAI) apply only at the time a transaction is entered into. Any subsequent change in a rating assigned by any rating service to a security (or, if unrated, determined by Alliance to be of comparable quality), or change in the percentage of the Fund's assets invested in certain securities or other instruments, or change in the average maturity or duration of the Fund's investment portfolio, resulting from market fluctuations or other changes in the Fund's total assets, will not require the Fund to dispose of a particular investment. In determining whether to sell such a security, Alliance may consider such factors as its assessment of the credit quality of the issuer of the security, the price at which the security could be sold and the rating, if any, assigned to the security by other rating agencies. In the event that ratings services assign different ratings to the same security, Alliance will determine which rating it believes best reflects the security's quality and risk at that time, which may be the higher of the several assigned ratings.

         Municipal bonds are subject to credit and market risk.
Generally, prices of higher quality issues tend to fluctuate less with changes in market interest rates than prices of lower quality issues and prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues.

         California Municipal Bonds are also subject to concentration risk. Because the Fund will invest substantially all of its net assets in California Municipal Bonds, the Fund is susceptible to political, economic or regulatory factors affecting issuers of California Municipal Bonds. (See Risks
Concentration Risk in the Funds Prospectus.)

         The Fund may purchase and sell portfolio investments to take advantage of changes or anticipated changes in yield relationships, markets or economic conditions. The Fund may also sell municipal bonds due to changes in Alliance's evaluation of the issuer. The secondary market for municipal bonds typically has been less liquid than that for taxable debt/fixed income securities, and this may affect the Fund's ability to sell particular municipal bonds at then-current market prices, especially in periods when other investors are attempting to sell the same securities.

         Prices and yields on municipal bonds are dependent on a variety of factors, including general money-market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. A number of these factors, including the ratings of particular issues, are subject to change from time to time. Information about the financial condition of an issuer of municipal bonds may not be as extensive as that which is made available by corporations whose securities are publicly traded.

         Obligations of issuers of municipal bonds are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code. In addition, the obligations of such issuers may become subject to laws enacted in the future by Congress, state legislatures, or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. There is also the possibility that, as a result of litigation or other conditions, the ability of any issuer to pay, when due, the principal or the interest on its municipal bonds may be materially affected. The Fund will be particularly subject to these because it focuses its investments in a particular state.

Factors Pertaining to California

         Factors pertaining to California are set forth in Appendix D.

Short-Term Investments/Temporary Defensive Strategies

         For temporary or for defensive purposes, including the period during which the net proceeds of the offering are being invested, the Fund may invest up to 100% of its net assets in short-term investments including high quality, short-term securities that may be either tax-exempt or taxable. The Fund intends to invest in taxable short-term investments only in the event that suitable tax-exempt short-term investments are not available at reasonable prices and yields. Tax-exempt short-term investments include various obligations issued by state and local governmental issuers, such as tax-exempt notes (bond anticipation notes, tax anticipation notes and revenue anticipation notes or other such municipal bonds maturing in three years or less from the date of issuance) and municipal commercial paper. The Fund will invest only in taxable short-term investments that are U.S. Government securities or securities rated within the highest grade by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Service ("S&P") or Fitch, Inc. ("Fitch"), and which mature within one year from the date of purchase or carry a variable or floating rate of interest. See Appendix B for a general description of Moody's, S&P's and Fitch's ratings of securities in such categories. The Funds taxable short-term investments may include certificates of deposit issued by U.S. banks with assets of at least $1 billion, or commercial paper or corporate notes, bonds or debentures with a remaining maturity of one year or less, or repurchase agreements. To the extent the Fund invests in taxable short-term investments, the Fund may not achieve its investment objective of providing current income exempt from federal and California income taxes.

Other Municipal Securities

         Municipal notes in which the Fund may invest include demand notes, which are tax-exempt obligations that have stated maturities in excess of one year, but permit the holder to sell back the security (at par) to the issuer within one to seven days notice. The payment of principal and interest by the issuer of these obligations will ordinarily be guaranteed by letters of credit offered by banks. The interest rate on a demand note may be based upon a known lending rate, such as a bank's prime rate, and may be adjusted when such rate changes, or the interest rate on a demand note may be a market rate that is adjusted at specified intervals.

         Other short-term obligations constituting municipal notes include tax anticipation notes, revenue anticipation notes, bond anticipation notes and tax-exempt commercial paper. Tax anticipation notes are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenues, such as ad valorem, income, sales, and use and business taxes. Revenue anticipation notes are issued in expectation of receipt of other types of revenues, such as federal revenues available under the Federal Revenue Sharing Programs. Bond anticipation notes are issued to provide interim financing until long-term financing can be arranged. In most such cases, the long-term bonds provide the money for the repayment of the notes.

         Tax-Exempt Commercial Paper (Municipal Paper) is a short-term obligation with a stated maturity of 365 days or less (however, issuers typically do not issue such obligations with maturities longer than seven days). Such obligations are issued by state and local municipalities to finance seasonal working capital needs or as short-term financing in anticipation of longer-term financing.

         Certain municipal bonds may carry variable or floating rates of interest whereby the rate of interest is not fixed but varies with changes in specified market rates or indices, such as a bank prime rate or a tax-exempt money market index.

         While the various types of notes described above as a group represent the major portion of the tax-exempt note market, other types of notes are available in the marketplace and the Fund may invest in such other types of notes to the extent permitted under its investment objective, policies and limitations. Such notes may be issued for different purposes and may be secured differently from those mentioned above.

High Yield Securities ("Junk Bonds")

         Bonds of below investment grade quality (Ba/BB or below) are commonly referred to as "high yield securities" or "junk bonds." Issuers of bonds rated below investment grade are regarded as having current capacity to make principal and interest payments but are subject to business, financial or economic conditions that could adversely affect such payment capacity. Municipal bonds rated Baa or BBB are considered "investment grade" securities, although such bonds may be considered to possess some speculative characteristics.
Municipal bonds rated AAA in which the Fund may invest may have been so rated on the basis of the existence of insurance guaranteeing the timely payment, when due, of all principal and interest.

         High yield securities are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments and, therefore, carry greater price volatility and principal and income risk, including the possibility of issuer default and bankruptcy and increased market price volatility.

         High yield securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield security prices because the advent of a recession could lessen the ability of an issuer to make principal and interest payments on its debt securities. If an issuer of high yield securities defaults, in addition to risking payment of all or a portion of interest and principal, the Fund may incur additional expenses to seek recovery. Market prices of high yield securities structured as zero-coupon bonds are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities which pay interest periodically and in cash. Alliance seeks to reduce these risks through diversification, credit analysis and attention to current developments and trends in both the economy and financial markets.

         The secondary market on which high yield securities are traded may be less liquid than the market for higher-grade securities. Less liquidity in the secondary trading market could adversely affect the price at which the Fund could sell a high yield security, and could adversely affect the daily net asset value of the shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield securities, especially in a thinly traded market. When secondary markets for high yield securities are less liquid than the market for higher grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable objective data available. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly and the Fund may have greater difficulty selling its portfolio securities. The Fund will be more dependent on Alliance's research and analysis when investing in high yield securities. Alliance seeks to minimize the risks of investing in all securities through diversification, in-depth credit analysis and attention to current developments in interest rates and market conditions.

         A general description of Moody's, S&P's and Fitch's ratings of municipal bonds is set forth in Appendix B hereto.
The ratings of Moody's, S&P and Fitch represent their opinions as to the quality of the municipal bonds they rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, municipal bonds with the same maturity, coupon and rating may have different yields while obligations with the same maturity and coupon with different ratings may have the same yield. For these reasons, the use of credit ratings as the sole method of evaluating high yield securities can involve certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield securities. Also, credit rating agencies may fail to change credit ratings in a timely fashion to reflect events since the security was last rated. Alliance does not rely solely on credit ratings when selecting securities for the Fund and develops its own independent analysis of issuer credit quality.

Variable and Floating Rate Securities

         Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event based, such as based on a change in the prime rate.

Derivative Instruments

         The Fund may enter into interest rate and index futures contracts and purchase and sell options on such futures contracts ("futures options"). The Fund also may enter into swap agreements with respect to interest rates and indexes of securities. While the Fund does not currently intend to utilize any of these types of derivative instruments, it reserves the flexibility to use these techniques under appropriate circumstances and without limitation, except as described herein. If other types of financial instruments, including other types of options, futures contracts, or futures options are traded in the future, the Fund may also determine to use those instruments.

         The value of some derivative instruments in which the Fund may invest may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the Fund, the ability of the Fund to successfully utilize these instruments may depend in part upon the ability of Alliance to forecast interest rates and other economic factors correctly. If Alliance incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, the Fund could be exposed to the risk of loss. The Fund might not employ any of the strategies described below, and no assurance can be given that any strategy used will succeed. If Alliance incorrectly forecasts interest rates, market values or other economic factors in utilizing a derivatives strategy for the Fund, the Fund might have been in a better position if it had not entered into the transaction. Also, suitable derivative transactions may not be available in all circumstances. The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of the Fund to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because the Fund is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments, and the possible inability of the Fund to close out or to liquidate its derivatives positions. Income earned by the Fund from many derivative strategies will be treated as capital gain and, if not offset by net realized capital loss, will be distributed to shareholders in taxable distributions.

Futures Contracts and Options on Futures Contracts

         While the Fund does not currently intend to do so, it may enter into contracts for the purchase or sale for future delivery of municipal securities or obligations of the U.S. Government or securities or contracts based on financial indices, including an index of municipal securities or U.S. Government securities ("futures contracts") and may purchase and write put and call options to buy or sell futures contracts ("options on futures contracts"). A "sale" of a futures contract means the acquisition of a contractual obligation to deliver the securities called for by the contract at a specified price on a specified date. A "purchase" of a futures contract means the incurring of a contractual obligation to acquire the securities called for by the contract at a specified price on a specified date. The purchaser of a futures contract on an index agrees to take or make delivery of an amount of cash equal to the difference between a specified dollar multiple of the value of the index on the expiration date of the contract ("current contract value") and the price at which the contract was originally struck. No physical delivery of the fixed-income securities underlying the index is made. Options on futures contracts written or purchased, and futures contracts purchased or sold, by the Fund will be traded on U.S. exchanges. These investment techniques will be used only to hedge against anticipated future changes in interest rates which otherwise might either adversely affect the value of the securities held by the Fund or adversely affect the prices of securities which a Fund intends to purchase at a later date.

         The correlation between movements in the price of futures contracts or options on futures contracts and movements in the price of the securities hedged or used for cover will not be perfect and could produce unanticipated losses. If the value of the index increases, the purchaser of the futures contract thereon will be entitled to a cash payment. Conversely, if the value of the index declines, the seller of a futures contract will be entitled to a cash payment. In connection with its purchase of index futures the Fund will deposit liquid assets equal to the market value of the futures contract (less related margin) in a segregated account with the Fund's custodian or a futures margin account with a broker. If Alliance were to forecast incorrectly, the Fund might suffer a loss arising from adverse changes in the current contract values of the bond futures or index futures which it had purchased or sold. A Fund's ability to hedge its positions through transactions in index futures depends on the degree of correlation between fluctuations in the index and the values of the securities which the Fund owns or intends to purchase, or general interest rate movements.

    For additional information on the use, risks and costs of futures contracts and options on futures contracts, see
Appendix C.

Risks Associated with Futures and Futures Options.

         There are several risks associated with the use of futures contracts and futures options as hedging techniques. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the Fund securities being hedged. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

         Futures contracts on U.S. Government securities historically have reacted to an increase or decrease in interest rates in a manner similar to that in which the underlying U.S. Government securities reacted. To the extent, however, that the Fund enters into such futures contracts, the value of such futures may not vary in direct proportion to the value of the

Fund's holdings of municipal bonds. Thus, the anticipated spread between the price of the futures contract and the hedged security may be distorted due to differences in the nature of the markets. The spread also may be distorted by differences in initial and variation margin requirements, the liquidity of such markets and the participation of speculators in such markets.

         Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

         There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures or a futures option position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

Interest Rate Transactions (Swaps, Caps, and Floors)

         While the Fund does not currently intend to do so, it may enter into interest rate swaps and may purchase or sell interest rate caps and floors.

         The Fund would enter into these transactions primarily to preserve a return or spread on a particular investment or portion of the Fund. The Fund may also enter into these transactions to protect against price increases of securities Alliance anticipates purchasing for the Fund at a later date. The Fund does not intend to use these transactions in a speculative manner. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling such interest rate floor.

         Interest rate swaps, caps and floors may be entered into on either an asset-based or liability-based basis, depending upon whether they are hedging their assets or their liabilities, and will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each interest rate swap will be accrued daily, and an amount of liquid assets having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the custodian. If the Fund enters into an interest rate swap on other than a net basis, the Fund will maintain in a segregated account with the custodian the full amount, accrued daily, of the Fund's obligations with respect to the swap. The Fund will not enter into any interest rate swap, cap or floor unless the unsecured senior debt or the claims paying ability of the other party thereto is then rated in the highest rating category of at least one nationally recognized rating organization. Alliance will monitor the creditworthiness of counterparties on an ongoing basis. If there were a default by such a counterparty, the Fund would have contractual remedies. The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and agents utilizing standardized swap documentation. Alliance has determined that, as a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly they are less liquid than swaps. To the extent the Fund sells (i.e., writes) caps and floors it will maintain in a segregated account with the custodian liquid assets equal to the full amount, accrued daily, of the Fund's obligations with respect to any caps or floors.

         The use of interest rate swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary Fund securities transactions. If Alliance were incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Fund would diminish compared with what they would have been if these investment techniques were not used. Moreover, even if Alliance is correct in its forecasts, there is a risk that the swap position may correlate imperfectly with the price of the asset or liability being hedged.

         Interest rate swap transactions do not involve the delivery of securities or other underlying assets of principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the other party to an interest rate swap defaults, the Fund's risk of loss consists of the net amount of interest payments that the Fund contractually is entitled to receive. The Fund may purchase and sell (i.e., write) caps and floors without limitation, subject to the segregated account requirement described above.

Repurchase Agreements

         While the Fund does not intend currently to do so, it may seek additional income by investing in repurchase agreements pertaining only to U.S. Government securities. A repurchase agreement arises when a buyer purchases a security and simultaneously agrees to resell it to the vendor at an agreed-upon future date, normally one day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon market rate which is effective for the period of time the buyer's money is invested in the security and which is not related to the coupon rate on the purchased security. Such agreements would permit the Fund to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. In addition, the Fund will require continual maintenance of collateral held by the Fund's custodian in an amount equal to, or in excess of, the market value of the securities which are the subject of the agreement. In the event that a vendor defaulted on its repurchase obligation, the Fund would suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. In the event of a vendor's bankruptcy, the Fund might be delayed in, or prevented from, selling the collateral for its benefit. Repurchase agreements may be entered into with member banks of the Federal Reserve System including the Fund's custodian or "primary dealers" (as designated by the Federal Reserve Bank of New York) in U.S. Government securities. The Fund's current practice would be to enter into repurchase agreements only with such primary dealers.

Illiquid Securities

         The Fund may invest in illiquid securities. Illiquid securities include, among others, (a) direct placements or other securities which are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., trading in the security is suspended or, in the case of unlisted securities, market makers do not exist or will not entertain bids or offers), (b) options purchased by the Fund over-the-counter and the cover for options written by the Fund over-the-counter, and (c) repurchase agreements not terminable within seven days. Securities that have legal or contractual restrictions on resale but have a readily available market are not deemed illiquid for purposes of this limitation.

         Illiquid securities generally include securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market.

         Rule 144A under the Securities Act permits a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. An insufficient number of qualified institutional buyers interested in purchasing certain restricted securities held by the Fund, however, could affect adversely the marketability of such Fund securities.

         Alliance, acting under the supervision of the Board of Directors, will monitor the liquidity of restricted securities in the Fund that are eligible for resale pursuant to Rule 144A. In reaching liquidity decisions, Alliance will consider, among others, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers issuing quotations to purchase or sell the security; (3) the number of other potential purchasers of the security; (4) the number of dealers undertaking to make a market in the security; (5) the nature of the security (including its unregistered nature) and the nature of the marketplace for the security (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer); and (6) any applicable Commission interpretation or position with respect to such type of securities.

Portfolio Trading and Turnover Rate

         Portfolio trading may be undertaken to accomplish the investment objective of the Fund in relation to actual and anticipated movements in interest rates. In addition, a security may be sold and another of comparable quality purchased at approximately the same time to take advantage of what Alliance believes to be a temporary price disparity between the two securities. Temporary price disparities between two comparable securities may result from supply and demand imbalances where, for example, a temporary oversupply of certain bonds may cause a temporarily low price for such bonds, as compared with other bonds of like quality and characteristics. The Fund may also engage to a limited extent in short-term trading consistent with its investment objective. Securities may be sold in anticipation of a market decline (a rise in interest rates) or purchased in anticipation of a market rise (a decline in interest rates) and later sold, or to recognize a gain.

         A change in the securities held by the Fund is known as "portfolio turnover." Alliance manages the Fund without regard generally to restrictions on portfolio turnover. The use of certain derivative instruments with relatively short maturities may tend to exaggerate the portfolio turnover rate for the Fund. Trading in fixed income securities does not generally involve the payment of brokerage commissions, but does involve indirect transaction costs. The use of futures contracts may involve the payment of commissions to futures commission merchants. Higher portfolio turnover involves correspondingly greater expenses to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Transactions in the Fund's portfolio securities may result in realization of taxable capital gains (including short-term capital gains which are generally taxed to shareholders at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund's performance.

Other Investment Companies

         The Fund may invest in other investment companies either during periods when it has large amounts of uninvested cash, such as the period shortly after the Fund receives the proceeds of the offering of Preferred Shares, during periods when there is a shortage of attractive, high-yielding municipal bonds available in the market, or when Alliance believes share prices of other investment companies offer attractive values. The Fund may invest in investment companies that are advised by Alliance or its affiliates to the extent permitted by applicable law and/or pursuant to exemptive relief from the SEC. As a stockholder in an investment company, the Fund will bear its ratable share of that investment company's expenses and would remain subject to payment of the Fund's management and other fees with respect to assets so invested. Holders of Preferred Shares ("Preferred Shareholders") would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks described herein. As described in the Fund's Prospectus in the section entitled "Risks," the net asset value and market value of leveraged shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged shares. Alliance will consider all relevant factors, including expenses and leverage when evaluating the investment merits of an investment in an investment company relative to available municipal bond investments.

When-Issued, Delayed Delivery and Forward Commitment Transactions

         The Fund may purchase or sell municipal bonds on a "forward commitment" basis. When such transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but delayed settlements beyond two months may be negotiated. During the period between a commitment by the Fund and settlement, no payment is made for the securities purchased by the purchaser, and, thus, no interest accrues to the purchaser from the transaction. The use of forward commitments enables the Fund to hedge against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling bond prices, the Fund might sell municipal bonds which it owned on a forward commitment basis to limit its exposure to falling bond prices. In periods of falling interest rates and rising bond prices, the Fund might sell a municipal security held by the Fund and purchase the same or a similar security on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields. However, if Alliance were to forecast incorrectly the direction of interest rate movements, the Fund might be required to complete such when-issued or forward transactions at prices less favorable than the current market value.

         When-issued municipal securities and forward commitments may be sold prior to the settlement date, but the Fund enters into when-issued and forward commitment transactions only with the intention of actually receiving or delivering the municipal securities, as the case may be. To facilitate such transactions, the Fund's custodian bank will maintain, in a separate account of the Fund, liquid assets having value equal to, or greater than, any commitments to purchase municipal securities on a when-issued or forward commitment basis and, with respect to forward commitments to sell portfolio securities of the Fund, the portfolio securities themselves. If the Fund, however, chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it can incur a gain or loss. When-issued municipal securities may include bonds purchased on a "when, as and if issued" basis under which the issuance of the securities depends upon the occurrence of a subsequent event, such as approval of a proposed financing by appropriate municipal authorities. Any significant commitment of Fund assets to the purchase of securities on a "when, as and if issued" basis may increase the volatility of the Funds net asset value. At the time the Fund makes the commitment to purchase or sell a municipal security on a when-issued or forward commitment basis, it records the transaction and reflects the value of the security purchased or, if a sale, the proceeds to be received, in determining its net asset value. No forward commitments will be made by the Fund if, as a result, more than 10% of the value of such Funds total assets would be committed to such transactions.

Zero Coupon Bonds

         The Fund may invest in zero coupon bonds, which are debt obligations that do not entitle the holder to any periodic payments prior to maturity and are issued and traded at a discount from their face amounts. The discount varies depending on the time remaining until maturity, prevailing interest rates, liquidity of the security and perceived credit quality of the issuer. Even though the Fund does not receive any interest on zero coupon bonds during their life, the Fund accrues income with respect to such bonds and thus may have to dispose of portfolio securities under disadvantageous circumstances in order to obtain cash needed to pay dividends in amounts necessary to avoid unfavorable tax consequences. The market prices of zero coupon bonds are generally more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do securities having similar maturities and credit quality that do pay periodic interest.

General

         The successful use of the foregoing investment practices, all of which are highly specialized investment activities, draws upon the Advisers special skill and experience with respect to such instruments and usually depends on the Advisers ability to forecast interest rate movements correctly. Should interest rates move in an unexpected manner, the Fund may not achieve the anticipated benefits of futures contracts, options, interest rate transactions or forward commitment contracts, or may realize losses and thus be in a worse position than if such strategies had not been used. Unlike many exchange-traded futures contracts and options on futures contracts, there are no daily price fluctuation limits with respect to forward contracts, and adverse market movements could therefore continue to an unlimited extent over a period of time. In addition, the correlation between movements in the price of such instruments and movements in the price of the securities hedged or used for cover may not be perfect and could produce unanticipated losses.

         The Fund's ability to dispose of its position in futures contracts, options on futures contracts, interest rate transactions and forward commitment contracts will depend on the availability of liquid markets in such instruments. Markets for all these vehicles with respect to municipal securities are relatively new and still developing. It is impossible to predict the amount of trading interest that may exist in various types of futures contracts and options on futures contracts. No assurance can be given that the Fund will be able to utilize these instruments effectively for the purposes set forth above. Furthermore, the Fund's ability to engage in futures or other types of derivative transactions may be limited by tax considerations.

                     INVESTMENT RESTRICTIONS

Fundamental Investment Restrictions

         Unless specified to the contrary, the Fund cannot change its investment objective or fundamental policies without the approval of the holders of a "majority of the outstanding" voting shares of the Fund and of the holders of a "majority of the outstanding" Preferred Shares voting as a separate class. A "majority of the outstanding" shares (whether voting together as a single class or voting as a separate class) means (i) 67% or more of such shares present at a meeting, if the holders of more than 50% of those shares are present or represented by proxy, or
(ii) more than 50% of such shares, whichever is less. The Fund may not:

         (1) Concentrate its investments in a particular industry, as that term is used in the 1940 Act and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

         (2) Purchase or sell real estate, although it may purchase securities(including municipal bonds) secured by real estate or interests therein, or securities issued by companies which invest in real estate, or interests therein.

         (3) Make loans except through (i) the purchase of debt obligations in accordance with its investment objectives and policies; or (ii) the use of repurchase agreements.

         (4) Purchase or sell commodities or commodities contracts or oil, gas or mineral programs. This restriction shall not prohibit the Fund, subject to restrictions described in the Prospectus and elsewhere in this SAI, from purchasing, selling or entering into futures contracts, options on futures contracts, forward contracts, or any interest rate, securities-related or other hedging instruments, including swap agreements and other derivative instruments, subject to compliance with any applicable provisions of the federal securities or commodities laws.

         (5) Borrow money or issue any senior security, except in accordance with provisions of the 1940 Act and specifically the Fund may (a) borrow from a bank or other entity in a privately arranged transaction and issue commercial paper, bonds, debentures or notes, in series or otherwise, with such interest rates, conversion rights and other terms and provisions as are determined by the Fund's Board of Directors, if after such borrowing or issuance there is asset coverage of at least 300% as defined in the 1940 Act; and (b) issue Preferred Shares with such preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications, and terms and conditions of redemption as are determined by the Fund's Board of Directors, if after such issuance there is asset coverage of at least 200% as defined in the 1940 Act.

         (6) Pledge, hypothecate, mortgage or otherwise encumber its assets, except (i) to secure permitted borrowings, (ii) in connection with initial and variation margin deposits relating to futures contracts and (iii) any segregated accounts established in accordance with its investment objective and policies.

         (7) Act as an underwriter of securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws.

         The Fund's industry concentration policy does not preclude it from focusing investments in issuers in a group of related industries (such as different types of utilities).

                     MANAGEMENT OF THE FUND

Board of Director Information

         The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.


                                                 PORTFOLIOS
                           PRINCIPAL             IN FUND               OTHER
                           OCCUPATIONS(S)        COMPLEX               DIRECTORSHIPS
                           DURING PAST           OVERSEEN BY           HELD BY
Name, Address and Age      5 YEARS               DIRECTOR              DIRECTOR
of Director                --------              ----------            -------------
---------------------

INTERESTED DIRECTOR**
                           President, Chief        114                 None
1345 Avenue of the         Operating Officer
Americas, New York, NY     and a Director of
10105                      ACMC, with which he
                           has been associated
                           since prior to 1997.

DISINTERESTED DIRECTORS

Ruth Block,#+ 71,     Formerly an             87                  Ecolab Incorp.
P.O. Box 4623,        Executive Vice                              (specialty
Stamford, CT 06903    President and the                           chemicals);
                      Chief Insurance                             BP Amoco Corp. (oil
                      Officer of The                              and gas)
                      Equitable Life
                      Assurance Society of
                      the United States;
                      Chairman and Chief
                      Executive Officer of
                      Evlico; a Director
                      of Avon, Tandem
                      Financial Group and
                      Donaldson, Lufkin &
                      Jenrette Securities
                      Corporation.  She is
                      currently a Director
                      of Ecolab
                      Incorporated
                      (specialty


                               21




                      chemicals) and BP
                      Amoco Corporation
                      (oil and gas).


David H. Dievler,#+   Independent             94                  None
72,                   consultant.  Until
P.O. Box 167, Spring  December 1994,
Lake,                 Senior Vice
New Jersey 07762      President of ACMC
                      responsible for
                      mutual fund
                      administration.
                      Prior to joining
                      ACMC in 1984, Chief
                      Financial Officer of
                      Eberstadt Asset
                      Management since
                      1968.  Prior to
                      that, Senior Manager
                      at Price Waterhouse
                      & Co.  Member of
                      American Institute
                      of Certified Public
                      Accountants since
                      1953.


John H. Dobkin,#+     Consultant.             91                  None
60,                   Currently, President
P.O. Box 12,          of the Board of Save
Annandale, New York   Venice, Inc.
12504                 (preservation
                      organization).
                      Formerly a Senior
                      Advisor from June
                      1999 - June 2000 and
                      President from
                      December 1989 - May
                      1999 of Historic
                      Hudson Valley
                      (historic
                      preservation).
                      Previously, Director
                      of the National
                      Academy of Design.
                      During 1988-92,
                      Director and
                      Chairman of the
                      Audit Committee of
                      ACMC.


                               22






William H. Foulk,     Investment Adviser      110                 None
Jr.,#+ 69, Room 100,  and an independent
2 Greenwich Plaza,    consultant.
Greenwich,            Formerly Senior
Connecticut 06830     Manager of Barrett
                      Associates, Inc., a
                      registered
                      investment adviser,
                      with which he had
                      been associated
                      since prior to 1997.
                      Formerly Deputy
                      Comptroller of the
                      State of New York
                      and, prior thereto,
                      Chief Investment
                      Officer of the New
                      York Bank for
                      Savings.


Dr. James Hester,#+   President of the        81                  None
77, The Harry Frank   Harry Frank
Guggenheim            Guggenheim
Foundation, 527       Foundation, with
Madison Avenue, New   which he has been
York, NY 10022-4301   associated since
                      prior to 1997.  He
                      was formerly
                      President of New
                      York University and
                      the New York
                      Botanical Garden,
                      Rector of the United
                      Nations University
                      and Vice Chairman of
                      the Board of the
                      Federal Reserve Bank
                      of New York.


Clifford L.           Member of the law       91                  Placer Dome, Inc.
Michel,#+ 62,         firm of Cahill                              (mining)
St. Bernard's Road,   Gordon & Reindel,
Gladstone,            with which he has
New Jersey 07934      been associated
                      since prior to 1997.
                      President and Chief
                      Executive Officer of


                               23




                      Wenonah Development
                      Company
                      (investments) and a
                      Director of Placer
                      Dome, Inc. (mining).


Donald J.             Senior Counsel to       103                 None
Robinson,#+ 67,       the law firm of
98 Hell's Peak Road,  Orrick, Herrington &
Weston, Vermont       Sutcliffe LLP since
05161                 January 1997.
                      Formerly a senior
                      partner and a member
                      of the Executive
                      Committee of that
                      firm.  Member of the
                      Municipal Securities
                      Rulemaking Board and
                      a Trustee of the
                      Museum of the City
                      of New York.


________________
*    There is no stated term of office for the Fund's Directors.
**   Mr. Carifa is an "interested director", as defined in the
     1940 Act, due to his position as President and Chief
     Operating Officer of ACMC, the Fund's investment adviser.
#    Member of the Audit Committee.
+    Member of the Nominating Committee.

         The Fund's Board of Directors has two standing committees of the Board - an Audit Committee and a Nominating Committee. The members of the Audit and Nominating Committees are identified above. The function of the Audit Committee is to assist the Board of Directors in its oversight of the Fund's financial reporting process. The function of the Nominating Committee is to nominate persons to fill any vacancies on the Board of Directors. The Nominating Committee does not currently consider for nomination candidates proposed by stockholders for election as Directors.

         In approving the Fund's investment advisory agreement ("Advisory Agreement"), the Directors considered all information they deemed reasonably necessary to evaluate the terms of the Advisory Agreement. The principal areas of review by the Directors were the nature and quality of the services to be provided by the Adviser and the reasonableness of the fees to be charged for those services. These matters were considered by the disinterested directors meeting separately from the full Board of Directors with experienced counsel that is independent of the Adviser.

         The Directors' evaluation of the quality of the Adviser's services took into account their knowledge and experience gained as directors of other investment companies in the Alliance Fund Complex, including the scope and quality of the Adviser's in-house research capability, other resources dedicated to performing its services and the quality of its administrative and other services.

         In reviewing the fees payable under the Advisory Agreement, the Directors compared the fees of the Fund to those of competitive funds and other funds with similar investment objectives. The Directors also considered the Adviser's voluntary agreement to waive a portion of its fees or reimburse a portion of the Fund's expenses for the first nine full years of its operations, and to pay a portion of the Fund's organizational and offering costs. For these purposes, the Directors took into account not only the fees payable by the Fund, but also so-called "fallout benefits" to the Adviser, such as the proposed engagement of an affiliate of the Adviser to provide shareholder inquiry services to the Fund and that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost of providing certain administrative services. In evaluating the Fund's advisory fees, the Directors also took into account the demands and complexity of the investment management of the Fund.

         The Directors also considered the business reputation of the Adviser and its financial resources. The Directors evaluated the procedures and systems of the Adviser that are designed to fulfill the Adviser's fiduciary duty to the Fund with respect to possible conflicts of interest, including the Adviser's code of ethics (regulating the personal trading of its officers and employees) and the allocation of trades among its various investment advisory clients. The Directors also considered information concerning the proposed policies and procedures of the Adviser with respect to the execution of portfolio transactions.

         No single factor was considered in isolation or to be determinative to the decision of the Directors to approve the Advisory Agreement. Rather, the Directors concluded in light of a weighing and balancing of all factors considered that it was in the best interests of the Fund to approve the Advisory Agreement, including the fees to be charged for services thereunder.

    The dollar range of the Fund's securities owned by each Director and the aggregate dollar range of securities owned in the Alliance Fund Complex is set forth below.

                            Dollar Range of       Aggregate Dollar Range
                           Equity Securities      of Equity Securities in
                           in the Fund as of     the Alliance Fund Complex
                           December 31, 2001      as of December 31, 2001
                           -----------------    --------------------------

John D. Carifa                   $0                 over $100,000
Ruth Block                       $0                 over $100,000
David H. Dievler                 $0                 over $100,000
John H. Dobkin                   $0                 over $100,000
William H. Foulk, Jr.            $0                 over $100,000
Dr. James Hester                 $0                 over $100,000
Clifford L. Michel               $0                 over $100,000
Donald J. Robinson               $0                 over $100,000


Officer Information

Certain information concerning the Fund's officers is set forth below.

Name, Address,*            Position(s) Held        Principal Occupation(s)
and (Age)                      with Fund             During Past 5 Years
---------------             ---------------        -----------------------

John D. Carifa, (56)         Chairman and President  President, Chief
                                                     Operating Officer and
                                                     Director of ACMC,** with
                                                     which he has been
                                                     associated since prior to
                                                     1997.

David M. Dowden, (36)        Vice President          Vice President of ACMC,**
                                                     with which he has been
                                                     associated since 1997.

Terrence T. Hults, (35)      Vice President          Vice President of ACMC,**
                                                     with which he has been
                                                     associated since prior to
                                                     1997.

Edmund P. Bergan, Jr., (51)  Secretary               Senior Vice President and
                                                     the General Counsel of
                                                     Alliance Fund
                                                     Distributors, Inc.
                                                     ("AFD")** and AGIS**,
                                                     with which he has been
                                                     associated since prior to
                                                     1997.

Mark D. Gersten, (51)        Treasurer and Chief
                             Financial Officer       Senior Vice President of
                                                     AFD** and Senior Vice
                                                     President of AGIS,** with
                                                     which he has been
                                                     associated since prior to
                                                     1997.

Thomas R. Manley, (50)       Controller              Vice President of ACMC,**
                                                     with which he has been
                                                     associated since prior to
                                                     1997.

Andrew L. Gangolf, (47)      Assistant Secretary     Senior Vice President and
                                                     Assistant General Counsel
                                                     of AFD,** with which he
                                                     has been associated since
                                                     prior to 1997.

Domenick Pugliese, (40)      Assistant Secretary     Senior Vice President and
                                                     Assistant General Counsel
                                                     of AFD,** with which he
                                                     has been associated since
                                                     prior to 1997.

___________________

* The address for each of the Fund's officers is 1345 Avenue of the Americas, New York, NY 10105.

**  ACMC, AFD, and AGIS are affiliates of the Fund.

         The Fund does not pay any fees to, or reimburse expenses of, its Directors who are considered "interested" persons of the Fund.

         The aggregate compensation paid to each of the Directors during calendar year 2001 by all of the funds to which the Investment Adviser provides investment advisory services (collectively, the "Alliance Fund Complex"), and the total number of registered investment companies (and separate investment portfolios within those companies) in the Alliance Fund Complex with respect to which each of the Directors serves as a director or trustee are set forth below. Neither the Fund nor any other fund in the Alliance Fund Complex provides compensation in the form of pension or retirement benefits to any of its directors or trustees. Each of the Directors is a director or trustee of one or more other registered investment companies in the Alliance Fund Complex.

                                                              Total Number
                                               Total Number   of Investment
                                               of Funds in    Portfolios
                                               the Alliance   Within the
                                Total          Fund Complex,  Funds,
                                Compensation   Including the  Including the
                                from the       Fund, as to    Fund, as to
                                Alliance Fund  which the      which the
                 Aggregate      Complex,       Director is a  Director is a
Name of          Compensation   Including the  Director or    Director or
Director         from the Fund* Fund           Trustee        Trustee
--------         -------------- -------------  -------------  -------------

John D. Carifa        $ -0-     $ -0-          49             114
Ruth Block              -0-     $186,050       38             87
David H. Dievler        -0-     $244,350       44             94
John H. Dobkin          -0-     $210,900       41             91
William H. Foulk, Jr.   -0-     $249,400       45             110
Dr. James Hester        -0-     $90,650        8              81
Clifford L. Michel      -0-     $199,087.50    39             91
Donald J. Robinson      -0-     $186,050       41             103

_________________________

*    The information presented is for the period through March 8, 2002.

         As of March 1, 2002, the Directors and officers of the Fund as a group owned less than 1% of the shares of the Fund.

The Adviser

         Alliance, 1345 Avenue of the Americas, New York, New York 10105, is the Funds investment adviser. The Adviser is a leading global investment management firm supervising client accounts with assets as of January 31, 2002 totaling approximately $451 billion. The Adviser provides diversified investment management and related services globally to a broad range of clients including: institutional investors such as corporate and public employee pension funds, endowment funds, domestic and foreign institutions and governments and affiliates; private clients, consisting of high net worth individuals, trusts and estates, charitable foundations, partnerships, private and family corporations and other entities; individual investors by means of retail mutual funds sponsored by the Adviser; and institutional investors by means of in-depth research, portfolio strategy, trading and brokerage-related services.

         Alliance Capital Management Corporation is the general partner of the Adviser and an indirect wholly-owned subsidiary of AXA Financial, Inc. ("AXA Financial"). As of December 31, 2001,
AXA, its wholly-owned subsidiaries, AXA Financial and The

Equitable Life Assurance Society of the United States ("Equitable") and some subsidiaries of Equitable (other than the Adviser and its subsidiaries) were the beneficial owners of approximately 51.7% of the issued and outstanding units of the Adviser and approximately 2.1% of the issued and outstanding units of Alliance Capital Management Holding L.P. ("Alliance Holding"). Alliance Holding is an entity the business of which consists of holding units of the Adviser and engaging in related activities. As of December 31, 2001, Alliance Holding owned approximately 30.1% of the outstanding units of limited partnership interest in the Adviser.

         As of December 31, 2001, AXA and its subsidiaries owned all of the issued and outstanding shares of the common stock of AXA Financial. AXA Financial owns all of the issued and outstanding shares of Equitable. For insurance regulatory purposes all shares of common stock of AXA Financial beneficially owned by AXA and its affiliates have been deposited into a voting trust.

         AXA, a French company, is the holding company for an international group of insurance and related financial services companies. AXA's insurance operations include activities in life insurance, property and casualty insurance and reinsurance. The insurance operations are diverse geographically with activities principally in Western Europe, North America, the Asia/Pacific area, and, to a lesser extent, in Africa and South America. AXA is also engaged in asset management, real estate and other financial services activities principally in the United States, as well as in Western Europe and the Asia/Pacific area.

         Under the Advisory Agreement, Alliance furnishes advice and recommendations with respect to the Fund's portfolio of securities, order placement facilities and investments and provides persons satisfactory to the Board of Directors to act as officers and employees of the Fund. Such officers and employees, as well as certain Directors of the Fund may be employees of Alliance or its affiliates.

         Alliance is, under the Advisory Agreement, responsible for certain expenses incurred by the Fund, including, for example, office space and certain other equipment, investment advisory and administrative services, and any expenses incurred in promoting the sale of Fund shares (other than the costs of printing Fund prospectuses and other reports to shareholders and fees related to registration with the SEC and with state regulatory authorities).

         The Fund has, under the Advisory Agreement, assumed the obligation for payment of all of its other expenses. As to the obtaining of clerical, accounting and other services not required to be specifically provided to the Fund by Alliance under the Advisory Agreement, the Fund may utilize personnel employed by Alliance or its affiliates. The Fund may employ its own personnel or contract for services to be performed by third parties. In the event the Fund utilizes personnel employed by Alliance or its affiliates (as expected), the services will be provided to the Fund at no more than cost and the payments specifically approved by the Fund's Board of Directors.

         Under the terms of the Advisory Agreement, the Fund pays the Adviser a monthly advisory fee at an annual rate of .65% of the Fund's average daily net assets and will reimburse Alliance for the cost of providing certain administrative services. For the first ten years of the Fund's operation, Alliance has voluntarily agreed to waive a portion of its fees or reimburse the Fund for certain expenses in the amount and for the time periods described below.

                                         PERCENTAGE WAIVED
                                           OR REIMBURSED
                                         (AS A PERCENTAGE
                                            OF AVERAGE
YEAR ENDING JANUARY 31                  DAILY NET ASSETS)*
----------------------                  ------------------

2003**                                         .25%
2004                                           .25%
2005                                           .25%
2006                                           .25%
2007                                           .25%
2008                                           .20%
2009                                           .15%
2010                                           .10%
2011                                           .05%

________________________
*    Including net assets attributable to the Preferred Shares.
**   From the commencement of operations.

         Alliance has not agreed to waive its fees or reimburse the Fund for any portion of its expenses beyond January 31, 2011.

         The Adviser also provides administrative services to the Fund. These services include, among others, preparation and dissemination of shareholder reports and proxy materials, accounting and bookkeeping, calculation of net asset value, monitoring compliance, and negotiating certain terms and conditions of custodian and dividend disbursing services.

         The Advisory Agreement has been approved by the Fund's
Board of Directors and its initial shareholder.  The Advisory

Agreement by its terms continues in effect from year to year after January 28, 2004 if such continuance is specifically approved, at least annually, by a majority vote of the Directors who neither are interested persons of the Fund nor have any direct or indirect financial interest in the Advisory Agreement, cast in person at a meeting called for the purpose of voting on such approval.

         The Advisory Agreement may be terminated without penalty on 60 days written notice by a vote of a majority of the outstanding voting securities, by a vote of the majority of the Directors or by Alliance on 60 days written notice, and will automatically terminate in the event of assignment. The Advisory Agreement provides that Alliance shall not be liable under the Advisory Agreement for any mistake of judgment, or in any event whatsoever, except for lack of good faith, provided that Alliance shall be liable to the Fund and security holders by reason of willful misfeasance, bad faith or gross negligence or of reckless disregard of its obligations and duties under the Advisory Agreement.

         Certain other clients of Alliance may have investment objectives and policies similar to those of the Fund. Alliance and any of its affiliates may, from time to time, make recommendations which result in the purchase or sale of a particular security by their other clients simultaneously with the Fund. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or quantity. It is the policy of Alliance and any of its affiliates to allocate advisory recommendations and the placing of orders in a manner which is deemed equitable by Alliance and any of its affiliates to the accounts involved, including the Fund. When two or more of the clients of Alliance and any of its affiliates (including the Fund) are purchasing or selling the same security on a given day from the same broker-dealer, such transactions may be averaged as to price.

         The Adviser may act as an investment adviser to other persons, firms or corporations, including investment companies, and is the investment adviser to the following registered investment companies: AFD Exchange Reserves, Alliance All-Asia Investment Fund, Inc., Alliance Balanced Shares, Inc., Alliance Bond Fund, Inc., Alliance Capital Reserves, Alliance Global Dollar Government Fund, Inc., Alliance Global Small Cap Fund, Inc., Alliance Global Strategic Income Trust, Inc., Alliance Government Reserves, Alliance Greater China '97 Fund, Inc., Alliance Growth and Income Fund, Inc., Alliance Health Care Fund, Inc., Alliance High Yield Fund, Inc., Alliance Institutional Funds, Inc., Alliance Institutional Reserves, Inc., Alliance International Fund, Alliance International Premier Growth Fund,

Inc., Alliance Money Market Fund, Alliance Multi-Market Strategy Trust, Inc., Alliance Municipal Income Fund, Inc., Alliance Municipal Income Fund II, Alliance Municipal Trust, Alliance New Europe Fund, Inc., Alliance North American Government Income Trust, Inc., Alliance Premier Growth Fund, Inc., Alliance Quasar Fund, Inc., Alliance Select Investor Series, Inc., Alliance Technology Fund, Inc., Alliance Variable Products Series Fund, Inc., Alliance Worldwide Privatization Fund, Inc., AllianceBernstein Disciplined Value Fund, Inc., AllianceBernstein Real Estate Investment Fund, Inc., AllianceBernstein Utility Income Fund, Inc., The Alliance Fund, Inc., The Alliance Funds, The AllianceBernstein Trust, The Korean Investment Fund, Inc., Sanford C. Bernstein Fund, Inc. and EQ Advisors Trust, all registered open-end investment companies; and to ACM Government Opportunity Fund, Inc., ACM Income Fund, Inc., ACM Managed Dollar Income Fund, Inc., ACM Managed Income Fund, Inc., ACM Municipal Securities Income Fund, Inc., Alliance All-Market Advantage Fund, Inc., Alliance World Dollar Government Fund, Inc., Alliance World Dollar Government Fund II, Inc., The Austria Fund, Inc., The Southern Africa Fund, Inc. and The Spain Fund, Inc., all registered closed-end investment companies.

Codes of Ethics

         The Fund and Alliance have each adopted codes of ethics pursuant to Rule 17j-1 of the 1940 Act. These codes of ethics permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Fund. Text-only versions of the codes of ethics can be viewed on line or downloaded from the EDGAR Database on the SEC's web site at http://www.sec.gov. You may also review and copy those documents by visiting the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090. In addition, copies of the codes of ethics may be obtained, after mailing the appropriate duplicating fee, by writing to the SEC's Public Reference Section, 450 5th Street, N.W., Washington, D.C. 20549-0102 or by e-mail request at publicinfo@sec.gov.

                     PORTFOLIO TRANSACTIONS

         Subject to the general supervision of the Board of Directors of the Fund, the Adviser is responsible for the investment decisions and the placing of the orders for portfolio transactions for the Fund. The Fund's portfolio transactions occur primarily with issuers, underwriters or major dealers acting as principals. Such transactions are normally on a net basis which do not involve payment of brokerage commissions. The cost of securities purchased from an underwriter usually includes a commission paid by the issuer to the underwriters; transactions with dealers normally reflect the spread between bid and asked prices. Premiums are paid with respect to options purchased by the Fund and brokerage commissions are payable with respect to transactions in exchange-traded futures contracts.

         The Fund has no obligation to enter into transactions in portfolio securities with any dealer, issuer, underwriter or other entity. In placing orders, it is the policy of the Fund to obtain the best price and execution for its transactions. Where best price and execution may be obtained from more than one dealer, the Adviser may, in its discretion, purchase and sell securities through dealers who provide research, statistical and other information to the Adviser. Such services may be used by the Adviser for all of its investment advisory accounts and, accordingly, not all such services may be used by the Adviser in connection with the Fund. The supplemental information received from a dealer is in addition to the services required to be performed by the Adviser under the Advisory Agreement, and the expenses of the Adviser will not necessarily be reduced as a result of the receipt of such information. Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc., and subject to seeking best price and execution, the Fund may consider sales of its shares as a factor in the selection of dealers to enter into portfolio transactions with the Fund.

         The Fund may deal in some instances in securities which are not listed on a national stock exchange but are traded in the over-the-counter market. The Fund may also purchase listed securities through the third market, i.e., from a dealer which is not a member of the exchange on which a security is listed. Where transactions are executed in the over-the-counter market or third market, the Fund will seek to deal with the primary market makers; but when necessary in order to obtain the best price and execution, it will utilize the services of others. In all cases, the Fund will attempt to negotiate best execution.

         The Fund may from time to time place orders for the purchase or sale of securities with Sanford C. Bernstein & Co., LLC ("SCB & Co."), an affiliate of Alliance. In such instances, the placement of orders would be consistent with the Fund's objective of obtaining best execution and would not be dependent upon the fact that SCB & Co. is an affiliate of Alliance. With respect to orders placed by SCB & Co. for execution on a national securities exchange, commissions received must conform to Section 17(e)(2)(A) of the 1940 Act and Rule 17e-1 thereunder, which permit an affiliated person of a registered investment company (such as the Fund), or any affiliated person of such person, to receive a brokerage commission from such registered investment company provided that such commission is reasonable and fair compared to the commissions received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time.

                         NET ASSET VALUE

         The Fund's net asset value per share is determined as of the close of trading (normally 4:00 p.m. Eastern time) on each day the New York Stock Exchange is open for business. Net asset value is calculated by taking the fair value of the Fund's total assets, including interest or dividends accrued but not yet collected, less all liabilities, and dividing by the total number of shares outstanding. The result, rounded to the nearest cent, is the net asset value per share.

         In determining net asset value, expenses are accrued and applied daily and securities and other assets for which market quotations are available are valued at market value. The prices of municipal bonds are provided by a pricing service and based on the mean between the bid and asked price. When price quotes are not readily available (which is usually the case for municipal bonds), the pricing service establishes a fair market value based on prices of comparable municipal bonds. All valuations are subject to review by the Fund's Directors or their delegate, Alliance.

                ADDITIONAL INFORMATION CONCERNING
                          THE AUCTIONS

GENERAL

         Auction Agency Agreement. The Fund has entered into an Auction Agency Agreement (the "Auction Agency Agreement") with the Auction Agent (currently, The Bank of New York) which provides, among other things, that the Auction Agent will follow the Auction Procedures for purposes of determining the Applicable Rate for Series M Preferred Shares and Series T Preferred Shares so long as the Applicable Rate for shares of each such series is to be based on the results of an Auction.

         Broker-Dealer Agreements. Each Auction requires the participation of one or more Broker-Dealers. The Auction Agent has entered into agreements (collectively, the "Broker-Dealer Agreements") with several Broker-Dealers selected by the Fund, which provide for the participation of those Broker-Dealers in Auctions for Preferred Shares. See "Broker-Dealers" below.

         Securities Depository. The Depository Trust Company ("DTC") will act as the Securities Depository for the Agent Members with respect to each series of Preferred Shares. One certificate for all of the shares of each series of Preferred Shares will be registered in the name of Cede, as nominee of the Securities Depository. Such certificate will bear a legend to the effect that such certificate is issued subject to the provisions restricting transfers of Preferred Shares contained in the Articles. The Fund will also issue stop-transfer instructions to the transfer agent for shares of each series of Preferred Shares to elect a majority of the Fund's Directors, as described under "Description of Preferred Shares - Voting Rights" in the Prospectus, Cede will be the holder of record of all shares of each series of Preferred Shares, and owners of such shares will not be entitled to receive certificates representing their ownership interest in such shares.

         DTC, a New York-chartered limited purpose trust company, performs services for its participants (including the Agent Members), some of whom (and/or their representatives) own DTC. DTC maintains lists of its participants and will maintain the positions (ownership interests) held by each such participant (the "Agent Member") in Preferred Shares, whether for its own account or as a nominee for another person.

CONCERNING THE AUCTION AGENT

         The Auction Agent is acting as agent for the Fund in connection with Auctions. In the absence of willful misconduct or gross negligence on its part, the Auction Agent will not be liable for any action taken, suffered, or omitted or for any error of judgment made by it in the performance of its duties under the Auction Agency Agreement and will not be liable for any error of judgment made in good faith unless the Auction Agent will have been grossly negligent in ascertaining the pertinent facts.

         The Auction Agent conclusively may rely upon, as evidence of the identities of the Existing Holders of Preferred Shares, the Auction Agent's registry of Existing Holders, the results of Auctions and notices from any Broker-Dealer (or other Person, if permitted by the Fund) with respect to transfers described under "The Auction - Secondary Market Trading and Transfer of Preferred Shares" in the Prospectus and notices from the Fund. The Auction Agent is not required to accept any such notice for an Auction unless it is received by the Auction Agent by 3:00 p.m., New York City time, on the Business Day preceding such Auction.

         The Auction Agent may terminate the Auction Agency Agreement upon notice to the Fund on a date no earlier than 45 days after such notice. If the Auction Agent should resign, the Fund will use its best efforts to enter into an agreement with a successor Auction Agent containing substantially the same terms and conditions as the Auction Agency Agreement. The Fund may remove the Auction Agent provided that prior to such removal the Fund shall have entered into such an agreement with a successor Auction Agent.

BROKER-DEALERS

         The Auction Agent after each Auction for Preferred Shares will pay to each Broker-Dealer, from funds provided by the Fund, a service charge at the annual rate of .25 of 1% in the case of any Auction immediately preceding a Rate Period of less than one year, or a percentage agreed to by the Fund and the Broker-Dealers in the case of any Auction immediately preceding a Rate Period of one year or longer, of the purchase price of Preferred Shares placed by such Broker-Dealer at such Auction. For the purposes of the preceding sentence, Preferred Shares will be placed by a Broker-Dealer if such shares were (a) the subject of Hold Orders deemed to have been submitted to the Auction Agent by the Broker-Dealer and were acquired by such Broker-Dealer for its own account or were acquired by such Broker-Dealer for its customers who are Beneficial Owners or (b) the subject of an Order submitted by such Broker-Dealer that is (i) a Submitted Bid of an Existing Holder that resulted in such Existing Holder continuing to hold such shares as a result of the Auction or
(ii) a Submitted Bid of a Potential Holder that resulted in such Potential Holder purchasing such shares as a result of the Auction or (iii) a valid Hold Order.

         The Fund may request the Auction Agent to terminate one or more Broker-Dealer Agreements at any time, provided that at least one Broker-Dealer Agreement is in effect after such termination.

         The Broker-Dealer Agreement provides that a Broker-Dealer (other than an affiliate of the Fund) may submit Orders in Auctions for its own account, unless the Fund notifies all Broker-Dealers that they may no longer do so, in which case Broker-Dealers may continue to submit Hold Orders and Sell Orders for their own accounts. Any Broker-Dealer that is an affiliate of the Fund may submit Orders in Auctions, but only if such Orders are not for its own account. If a Broker-Dealer submits an Order for its own account in any Auction, it might have an advantage over other Bidders because it would have knowledge of all Orders submitted by it in that Auction; such Broker-Dealer, however, would not have knowledge of Orders submitted by other Broker-Dealers in that Auction.

                      DESCRIPTION OF SHARES

Preferred Shares

         The Articles authorize the issuance of up to 1,620 Series M Preferred Shares and up to 1,620 Series T Preferred Shares. The Fund's Charter (the "Charter") provides that the Board of Directors of the Fund may classify or reclassify, from time to time, any unissued shares of stock of the Fund, whether now or hereafter authorized, by setting, changing or eliminating the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications or terms and conditions or rights to require redemption of the stock. Upon completion of this offering, 8,516,667 Common Shares, $.001 par value per share, and up to 3,240 Preferred Shares will be issued and outstanding. The Board of Directors, without any action by the shareholders of the Fund, may amend the Charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that the Fund has the authority to issue. Under Maryland law, the Fund's shareholders generally are not liable for the Fund's debts or obligations.

         All Preferred Shares offered by the Prospectus will be duly authorized, fully paid and nonassessable. Preferred Shareholders are entitled to receive dividends when authorized by the Board of Directors out of assets legally available for the payment of dividends in accordance with the charter, including the Articles. They are also entitled to share ratably in the Funds assets legally available for distribution to the Fund's shareholders in the event of the Fund's liquidation, dissolution or winding up, after payment of or adequate provision for all of the Fund's known debts and liabilities.

         Each outstanding Preferred Share entitles the holder to one vote on all matters submitted to a vote of shareholders of the Fund, including the election of directors. There is no cumulative voting in the election of directors, which means that the holders of a majority of the outstanding shares entitled to vote in the election of directors can elect all of the directors then standing for election, and the holders of the remaining shares will not be able to elect any directors.

         Preferred Shareholders have no preference, conversion, exchange, sinking fund, redemption or appraisal rights and have no preemptive rights to subscribe for any of the Fund's securities. All Preferred Shares will have equal dividend, liquidation and other rights.

         Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter, merge, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless approved by the affirmative vote of shareholders holding at least two-thirds of the shares entitled to vote on the matter. However, a Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. The Funds Charter provides for the approval of such actions by the concurrence of a majority of the aggregate number of votes entitled to be cast on the matter, subject to the applicable requirements of the 1940 Act, or rules, regulations or orders issued by the SEC under the 1940 Act, and pursuant to certain exceptions in the Charter.

Power to Reclassify Shares of Stock

         The Charter authorizes the Board of Directors to classify and reclassify any unissued shares into other classes or series of stock. Prior to issuance of shares of each class or series, the Board is required by Maryland law and by the Charter to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series.

Power to Issue Additional Shares of Stock

    The Fund believes that the power to increase the authorized shares of stock, to issue additional shares of stock and to classify or reclassify unissued shares of stock and thereafter to issue the classified or reclassified shares provides it with increased flexibility in structuring possible future financings and acquisitions and in meeting other needs that might arise. These actions can be taken without shareholder approval, unless shareholder approval is required by applicable law or the rules of any stock exchange or automated quotation system on which the Funds securities may be listed or traded.

    The Fund will hold annual meetings of shareholders.

Limited Issuance of Preferred Shares

         Under the 1940 Act, the Fund is permitted to issue Preferred Shares with an aggregate liquidation value of up to one-half of the value of the Fund's total net assets, measured immediately after issuance of the Preferred Shares. "Liquidation value" means the original purchase price of the shares being liquidated plus any accrued and unpaid dividends. In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless the liquidation value of the Preferred Shares is less than one-half of the value of the Fund's total net assets (determined after deducting the amount of such dividend or distribution) immediately after the distribution. If the Fund sells all the Preferred Shares discussed in the Prospectus, the liquidation value of the Preferred Shares is expected to be approximately 40% of the value of the Fund's total net assets. The Fund intends to purchase or redeem Preferred Shares, if necessary, to keep that fraction below one-half.

Distribution Preference

         The Preferred Shares have complete priority over the Common Shares as to distribution of assets.

Liquidation Preference

         In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Fund, Preferred Shareholders will be entitled to receive a preferential liquidating distribution (expected to equal the original purchase price per share plus accumulated and unpaid dividends thereon, whether or not earned or declared) before any distribution of assets is made to Common Shareholders. After payment of the full amount of the liquidating distribution to which they are entitled, Preferred Shareholders will not be entitled to any further participation in any distribution of assets by the Fund. A consolidation or merger of the Fund with or into any trust or corporation or a sale of all or substantially all of the assets of the Fund shall not be deemed to be a liquidation, dissolution or winding up of the Fund.

Voting Rights

         In connection with issuance of Preferred Shares, the Fund must comply with Section 18(i) of the 1940 Act which requires, among other things, that Preferred Shares be voting shares. Except as otherwise provided in the Charter or the Fund's Bylaws (together, the Charter Documents) or otherwise required by applicable law, Preferred Shareholders will vote together with Common Shareholders as a single class.

         In connection with the election of the Fund's Directors, Preferred Shareholders, voting as a separate class, will also be entitled to elect two of the Fund's Directors. The remaining Directors will be elected by Common and Preferred Shareholders, voting together as a single class. In the unlikely event that two full years of dividends are not paid on the Preferred Shares, the holders of the outstanding Preferred Shares, voting as a separate class, will be entitled to elect a majority of the Fund's Directors until all dividends in default have been paid or declared and set apart for payment.

         Unless a higher percentage is provided for under the Charter Documents, the affirmative vote of the holders of a majority of the outstanding Preferred Shares, voting as a separate class, shall be required to approve any action requiring a vote of security holders under Section 13(a) of the 1940 Act including, among other things, changes in the Fund's investment objective or fundamental policies. The affirmative vote of 75% (which is higher than that required under Maryland law or the

1940 Act) of the outstanding Common Shares and Preferred Shares voting separately by class, is required to convert the Fund from a closed-end to an open-end fund. The class or series vote of Preferred Shareholders described above shall in each case be in addition to any separate vote of the requisite percentage of Common Shares and Preferred Shares voting together as a single class necessary to authorize the action in question.

         The foregoing voting provisions will not apply with respect to the Fund's Preferred Shares if, at or prior to the time when a vote is required, such shares shall have been (1) redeemed or (2) called for redemption and sufficient funds shall have been deposited in trust to effect such redemption.

Redemption of Preferred Shares by the Fund

         The Articles provide that, at certain times, the Preferred Shares are redeemable by the Fund in whole or in part, at the original purchase price per share plus accumulated dividends, that the Fund may tender for or purchase Preferred Shares and that the Fund may subsequently resell any shares so tendered for or purchased. Any redemption or purchase of Preferred Shares by the Fund will reduce the leverage applicable to Common Shares, while any resale of shares by the Fund will increase such leverage.

                CERTAIN PROVISIONS IN THE CHARTER

         Pursuant to the Charter, at the first annual meeting of shareholders after this public offering, the Board of Directors will be divided into three classes of Directors. The initial terms of the first, second and third classes will expire in 2003, 2004 and 2005, respectively. Beginning in 2003, Directors of each class will be chosen for three-year terms upon the expiration of their current terms and each year one class of Directors will be elected by the shareholders. The Fund believes that classification of the Board of Directors will help to assure the continuity and stability of our business strategies and policies as determined by the Board of Directors.

         The classified board provision could have the effect of making the replacement of incumbent Directors more time-consuming and difficult. At least two annual meetings of shareholders, instead of one, will generally be required to effect a change in a majority of the Board of Directors. Thus, the classified board provision could increase the likelihood that incumbent Directors will retain their positions. The staggered terms of Directors may delay, defer or prevent a tender offer or an attempt to change control of the Fund, even though the tender offer or change in control might be in the best interest of the shareholders.

Removal of Directors

         A Director may be removed only for cause and only by the affirmative vote of at least 75% of the votes entitled to be cast in the election of such Director. This provision, when coupled with the provision in the Charter authorizing the Board of Directors to fill vacant directorships, precludes shareholders from removing incumbent Directors except for cause and by a substantial affirmative vote.

Amendment to the Charter

         Certain provisions of the Charter, including its provisions on classification of the Board of Directors and removal of Directors, may be amended only by the affirmative vote of the holders of not less than 75% of all of the votes entitled to be cast on the matter. Other provisions of the Charter may be amended by a majority of the aggregate number of votes to be cast on the amendment. The required vote shall be in addition to the vote of the holders of shares of the Fund otherwise required by law or any agreement between the Fund and any national securities exchange.

Dissolution of the Company

         Subject to Board approval, the liquidation or dissolution of the Fund or an amendment to the Charter to terminate the Fund must be approved by the affirmative vote of the holders of not less than 75% of all of the votes entitled to be cast on the matter. However, if a majority of the Continuing Directors (as such term is defined in the Charter) approves the liquidation or dissolution of the Fund, such action requires the affirmative vote of a majority of the votes entitled to be cast.

Other Charter Provisions

         The affirmative vote of 75% (which is higher than that required under Maryland law or the 1940 Act) of the Fund's outstanding Common Shares and Preferred Shares voting together as a single class is required generally to authorize any of the following involving a corporation, person or entity that is directly, or indirectly through affiliates, the beneficial owner of more than 5% of the outstanding shares of the Fund (a Principal Shareholder), or to amend the provisions of the Charter relating to such transactions:

         (i) merger, consolidation or statutory share exchange of the Fund with or into any Principal Shareholder;

         (ii) the issuance of any securities of the Fund to any Principal Shareholder for cash except upon (1) reinvestment of dividends pursuant to a dividend reinvestment plan of the Fund or
(2) issuance of any securities of the Fund upon the exercise of any stock subscription rights distributed by the Fund or (3) a public offering by the Fund registered under the Securities Act;

         (iii) the sale, lease or exchange of all or any substantial part of the assets of the Fund to any Principal Shareholder (except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period); or

         (iv) the sale, lease or exchange to the Fund or any subsidiary thereof, in exchange for securities of the Fund, of any assets of any Principal Shareholder (except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purposes of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period).

         As noted, the voting provisions described above could have the effect of depriving Preferred Shareholders of an opportunity to sell their Preferred Shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. In the view of the Fund's Board of Directors, however, these provisions offer several possible advantages, including: (1) requiring persons seeking control of the Fund to negotiate with its management regarding the price to be paid for the amount of Preferred Shares required to obtain control; (2) promoting continuity and stability; and (3) enhancing the Fund's ability to pursue long-term strategies that are consistent with its investment objective and management policies. The Board of Directors has determined that the voting requirements described above are in the best interests of the Fund and its Shareholders generally.

         The foregoing is intended only as a summary and is qualified in its entirety by reference to the full text of the Charter Documents, which have been filed as exhibits to the Fund's registration statement on file with the SEC.

Liability of Directors

         Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its shareholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment and which is material to the cause of action. The

Charter contains such a provision which eliminates directors and officers liability to the maximum extent permitted by Maryland law. Nothing in the Charter, however, protects a Director against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

     REPURCHASE OF FUND SHARES; CONVERSION TO OPEN-END FUND

         The Fund is a closed-end investment company and as such its shareholders will not have the right to cause the Fund to redeem their shares. Instead, the Fund's Common Shares will trade in the open market at prices that will be a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, quality, average maturity and call protection of its portfolio securities, price, dividend stability, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Shares of a closed-end investment company frequently trade at prices lower than net asset value. The Fund's Board of Directors will regularly monitor the relationship between the market price and net asset value of the Common Shares. If the Common Shares were to trade at a substantial discount to net asset value for an extended period of time, the Fund may consider the repurchase by the Fund of its Common Shares or the making of a tender offer for such shares. The Fund has no present intention to repurchase its Common Shares.

         Notwithstanding the foregoing, at any time when Preferred Shares are outstanding, the Fund may not purchase, redeem or otherwise acquire any of its Common Shares unless (1) all accrued Preferred Shares dividends have been paid and (2) at the time of such purchase, redemption or acquisition, the net asset value of the Fund's portfolio (determined after deducting the acquisition price of the Common Shares) is at least 200% of the liquidation value of the outstanding Preferred Shares (expected to equal the original purchase price per share plus any accrued and unpaid dividends thereon).

         Subject to its investment limitations, the Fund may borrow to finance the repurchase of shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Fund in anticipation of share repurchases or tenders will reduce the Fund's net income. Any share repurchase, tender offer or borrowing by the Fund would have to comply with the Securities Exchange Act of 1934, as amended, and the 1940 Act and the rules and regulations thereunder.

         The Fund's Board of Directors may also from time to time consider submitting for a shareholder vote a proposal to convert the Fund to an open-end investment company in an attempt to reduce or eliminate significant market discounts from net asset value. The Charter requires the affirmative vote or consent of holders of at least seventy-five percent (75%) of each class of the Fund's shares entitled to vote on the matter to authorize a conversion of the Fund from a closed-end to an open-end investment company. This seventy-five percent (75%) shareholder approval requirement is higher than is required under the 1940 Act.

         If the Fund converted to an open-end company, it would be required to redeem all Preferred Shares then outstanding (requiring in turn that it liquidate a portion of its investment portfolio), and the Fund's Common Shares likely would no longer be listed on the Exchange. Shareholders of an open-end investment company may require the company to redeem their shares on any business day (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of redemption. In order to avoid maintaining large cash positions or liquidating favorable investments to meet redemptions, open-end companies typically engage in a continuous offering of their shares. Open-end companies are thus subject to periodic asset in-flows and out-flows that can complicate portfolio management.

         The repurchase by the Fund of its shares at prices below net asset value will result in an increase in the net asset value of those shares that remain outstanding. However, there can be no assurance that share repurchases or tender offers at or below net asset value will result in the Fund's shares trading at a price equal to their net asset value. Nevertheless, the fact that the Fund's shares may be the subject of repurchase or tender offers at net asset value from time to time, or that the Fund may be converted to an open-end company, may reduce any spread between market price and net asset value that might otherwise exist.

         In addition, a purchase by the Fund of its shares would decrease the Fund's total assets which would likely have the effect of increasing the Fund's expense ratio and may also require the redemption of a portion of any outstanding Preferred Shares in order to maintain coverage ratios. Any purchase by the Fund of its Common Shares at a time when Preferred Shares are outstanding will increase the leverage applicable to the outstanding Common Shares then remaining. See the Fund's Prospectus under "Risks--Leverage Risk."

         Before deciding whether to take any action if the Fund's Common Shares trade substantially below net asset value, the Board of Directors would consider all factors that it deemed relevant. Such factors may include the extent and duration of the discount, the liquidity of the Fund's portfolio, the relationship of the market price of the Common Shares to net asset value, the extent to which the Fund's capital structure is leveraged and the possibility of re-leveraging, the spread, if any, between the yields on securities in the Fund's portfolio and interest and dividend charges on Preferred Shares issued by the Fund, the impact of any action that might be taken on the Fund or its shareholders and general market and economic considerations. Based on these considerations, even if the Fund's shares should trade at a substantial discount for a significant period of time, the Board of Directors may determine that no action should be taken.

                           TAX MATTERS

         Taxation of the Fund. The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, the Fund must, among other things:

         (a) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies;

         (b) distribute with respect to each taxable year at least 90% of the sum of its taxable net investment income(which includes the excess, if any, of net short-term capital gains over net long-term capital losses) and its net tax-exempt income for such year; and

         (c) diversify its holdings so that, at the end of each quarter of the Fund's taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash and cash items, U.S. Government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund's total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's assets is invested in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses.

If the Fund qualifies as a regulated investment company that is accorded special tax treatment, the Fund will not be subject to federal income tax on income distributed in a timely manner to its shareholders in the form of dividends (including capital gain dividends).

         If the Fund failed to qualify as a regulated investment company accorded special tax treatment in any taxable year, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. Such distributions generally would be eligible for the dividends received deduction in the case of corporate shareholders. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

         The Fund may retain for investment its net capital gain. However, if the Fund retains any net capital gain or any net investment income, it will be subject to tax at regular corporate rates on the amount retained. The Fund intends to distribute at least annually to its shareholders all or substantially all of its net tax-exempt interest and any net investment income and net capital gain.

         If the Fund fails to distribute in a calendar year at least an amount equal to the sum of 98% of its ordinary income for such year and 98% of its capital gain net income for the one-year period ending October 31 of such calendar year, plus any undistributed ordinary income and capital gain net income from previous years, the Fund will be subject to a 4% excise tax on the undistributed amounts. For this purpose, any income or gain retained by the Fund that is subject to corporate tax will be considered to have been distributed by year end. A dividend paid to shareholders in January of a year generally is deemed to have been paid by the Fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November or December of that preceding year. The Fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax.

         If at any time when Preferred Shares are outstanding the Fund does not meet applicable asset coverage requirements, it will be required to suspend distributions to Common Shareholders until the requisite asset coverage is restored. Any such suspension may cause the Fund to pay the 4% federal excise tax and may, in certain circumstances, prevent the Fund from qualifying for treatment as a regulated investment company. The Fund may redeem Preferred Shares in an effort to comply with the distribution requirement applicable to regulated investment companies and to avoid income and excise taxes. There can be no assurance, however, that any such action would achieve such objectives.

         Fund Distributions. Distributions from the Fund (other than exempt-interest dividends, as discussed below) will be taxable to shareholders as ordinary income to the extent derived from net investment income (which includes any net short-term capital gains). Distributions of net capital gain (that is, the excess of net gains from the sale of capital assets held more than one year over net losses from the sale of capital assets held for not more than one year) will be taxable to shareholders as long-term capital gain, regardless of how long a shareholder has held the shares in the Fund. The Fund's distributions will not qualify for the dividends received deduction for corporate shareholders.

         Exempt-interest dividends. The Fund will be qualified to pay exempt-interest dividends to its shareholders only if, at the close of each quarter of the Fund's taxable year, at least 50% of the total value of the Fund's assets consists of obligations the interest on which is exempt from federal income tax under Code Section 103(a). Distributions from the Fund will constitute exempt-interest dividends to the extent of the Fund's tax-exempt interest income (net of expenses and amortized bond premium). Distributions that the Fund properly designates as exempt-interest dividends are treated as interest excludable from shareholders' gross income for federal income tax purposes, although such distributions are required to be reported on the shareholders' federal income tax returns and may be taxable for state and local purposes. Because the Fund intends to qualify to pay exempt-interest dividends, the Fund may be limited in its ability to enter into taxable transactions involving forward commitments, repurchase agreements, financial futures and options contracts on financial futures, tax-exempt bond indices and other assets.

         The Fund designates distributions made to the share classes as consisting of a portion of each type of income distributed by the Fund. The portion of each type of income deemed received by each class of shareholders is equal to the portion of total Fund dividends received by such class for that taxable year. Thus, the Fund will designate dividends paid as exempt-interest dividends in a manner that allocates such dividends between the Preferred and Common Shareholders in proportion to the total dividends paid to each class during or with respect to the taxable year, or otherwise as required by applicable law. Long-term capital gain distributions and other income subject to regular federal income tax will similarly be allocated between the two (or more) classes.

         Dividend and capital gains distributions will be taxable as described above whether received in cash or in shares. A shareholder whose distributions are reinvested in shares will be treated as having received a dividend equal to the fair market value of the new shares issued to the shareholder, or the amount of cash allocated to the shareholder for the purchase of shares on its behalf.

         Part or all of the interest on indebtedness, if any, incurred or continued by a shareholder to purchase or carry shares of the Fund paying exempt-interest dividends is not deductible. Under rules used by the Internal Revenue Service (the "Service") to determine when borrowed funds are considered used for the purpose of purchasing or carrying particular assets, the purchase of shares may be considered to have been made with borrowed funds even though such funds are not directly traceable to the purchase of shares.

         The Fund may invest in tax-exempt municipal securities subject to the alternative minimum tax ("AMT"). Under current federal income tax law, (i) interest on tax-exempt municipal securities issued after August 7, 1986 which are "specified private activity bonds" and the proportionate share of any exempt-interest dividend paid by a regulated investment company which receives interest from such specified private activity bonds will be treated as an item of tax preference for purposes of the AMT imposed on individuals and corporations although for regular federal income tax purposes such interest will remain fully tax-exempt, and (ii) interest on all tax-exempt obligations and all exempt-interest dividends will be included in "adjusted current earnings" of corporations for AMT purposes.

         In general, exempt-interest dividends, if any, attributable to interest received on certain private activity obligations and certain industrial development bonds will not be tax-exempt to any shareholders who are "substantial users," within the meaning of Section 147(a) of the Code, of the facilities financed by such obligations or bonds or who are "related persons" of such substantial users.

         The Fund will inform investors within 60 days of the Fund's taxable year-end of the percentage of its income distributions designated as tax-exempt. The percentage is applied uniformly to all distributions made during the year. The percentage of income designated as tax-exempt for any particular distribution may be substantially different from the percentage of the Fund's income that was tax-exempt during the period covered by the distribution.

         The Fund will allocate distributions to shareholders that are treated as tax-exempt interest and as long-term capital gain and ordinary income, if any, among the Common Shares and Preferred Shares in proportion to total dividends paid to each class for the year.

         Hedging Transactions. If the Fund engages in hedging transactions, including hedging transactions in options, futures contracts, and straddles, or other similar transactions, it will be subject to special tax rules (including constructive sale, mark-to-market, straddle, wash sale, and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities, affect whether gains and losses realized by the Fund are ordinary or capital, convert long-term capital gains into short-term capital gains or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. Income earned as a result of the Fund's hedging activities will not be eligible to be treated as exempt-interest dividends when distributed to shareholders. The Fund will endeavor to make any available elections and entries in its books and records pertaining to such transactions in a manner believed to be in the best interests of the Fund and its shareholders.

         Return of Capital Distributions. If the Fund makes a distribution to you in excess of its current and accumulated earnings and profits in any taxable year, the excess distribution will be treated as a return of capital to the extent of your tax basis in your shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces your tax basis in your shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by you of your shares.

         Dividends and distributions on the Fund's shares are generally subject to federal income tax as described herein, even though such dividends and distributions may economically represent a return of a particular shareholder's investment.
Such distributions are likely to occur in respect of shares purchased at a time when the Fund's net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when the Fund's net asset value also reflects unrealized losses. Distributions are taxable to a shareholder even if they are paid from income or gains earned by the Fund prior to the shareholder's investment (and thus included in the price paid by the shareholder).

         Securities Issued or Purchased at a Discount. The Fund's investment in securities issued at a more than de minimis discount and certain other obligations will (and investments in securities purchased at a discount may) require the Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio that it otherwise would have continued to hold.

         Sale or Redemption of Shares. The sale, exchange or redemption of Fund shares will give rise to gain or loss in an amount equal to the difference between the proceeds of the sale, exchange or redemption and the shareholder's adjusted tax basis in the shares. Any gain or loss realized upon a taxable disposition of shares held as a capital asset will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of Fund shares held as a capital asset will be treated as short-term capital gain or loss. However, if a shareholder sells shares at a loss within six months of purchase, any loss will be disallowed for federal income tax purposes to the extent of any exempt-interest dividends received on such shares. In addition, any loss realized upon a taxable disposition of shares held for six months or less but not disallowed as provided in the preceding sentence will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed if other substantially identical shares of the Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

         If the Fund redeems some but not all of the Preferred
Shares held by a Preferred Shareholder and such shareholder is treated as having received a taxable dividend upon such redemption, there is a remote risk that non-redeeming Preferred
Shareholders will be treated as having received taxable distributions from the Fund.

         Backup Withholding. The Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable dividends and other distributions paid to any non-corporate shareholder who fails to properly furnish the Fund with a correct taxpayer identification number (TIN), who has under-reported dividend or interest income, or who fails to certify to the Fund that he or she is not subject to such withholding. Backup withholding is not an additional tax; any amounts withheld may be credited against the shareholder's U.S. federal income tax liability.

         General. The federal income tax discussion set forth above is for general information only. Prospective investors should consult their tax advisers regarding the specific federal tax consequences of purchasing, holding, and disposing of shares of the Fund, as well as the effects of state, local and foreign tax law and any proposed tax law changes.

         California Tax Matters. The following California income tax discussion is based on the provisions of the California Revenue and Taxation Code, regulations of the California Franchise Tax Board and other applicable authority, all as of the date of this Prospectus. These authorities are subject to change by legislative and administrative action, possibly on a retroactive basis. The following discussion is only a summary of some of the important California tax considerations generally applicable to investments in the Fund. There may be other tax considerations applicable to particular investors.

         Provided that the Fund qualifies as a regulated investment company, distributions to residents of California out of interest income earned by the Fund from California Municipal Bonds or U.S. Government securities are exempt from California personal income tax. Distributions of capital gains and other investment income will be subject to California personal income tax.

         Interest on indebtedness incurred to buy or carry Fund shares generally will not be deductible for California personal income tax purposes.

         All distributions paid to corporate shareholders will be subject to the California corporate franchise tax.

         Gain from the sale, exchange or other disposition of Fund shares will be subject to California personal income tax and corporate franchise tax.

                             EXPERTS

         The Statement of Assets and Liabilities of the Fund as of January 23, 2002, incorporated by reference into this SAI, has been so included in reliance on the report of Ernst & Young LLP, independent auditors, given on their authority as experts in auditing and accounting. The principal business address of Ernst & Young LLP is 787 Seventh Avenue, New York, New York 10019.

                     REGISTRATION STATEMENT

         A Registration Statement on Form N-2, relating to the shares of the Fund offered hereby, has been filed by the Fund with the SEC, Washington, D.C. The Fund's Prospectus and this SAI do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Fund and the shares offered or to be offered hereby, reference is made to the Fund's Registration Statement. Statements contained in the Fund's Prospectus and this SAI as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. Copies of the Registration Statement may be inspected without charge at the SEC's principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the SEC upon the payment of certain fees prescribed by the SEC.

                      FINANCIAL STATEMENTS

         The Statement of Assets and Liabilities of the Fund dated January 23, 2002, and the report of Ernst & Young LLP thereon dated January 24, 2002, as included in the Fund's Statement of Additional Information dated January 28, 2002 relating to the Common Shares, is hereby incorporated by reference into this SAI.


ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND
PORTFOLIO OF INVESTMENTS
March 8, 2002 (unaudited)

                                       Standard     Principal
                                       & Poor's     Amount
                                       Rating       (000)            Value
-----------------------------------------------------------------------------
MUNICIPAL BONDS-104.8%

Long Term Municipal Bonds-93.5%
Arizona-4.2%
Arizona Health Facs AUTH Hosp
    Phoenix Childrens Hosp Ser A
    6.00%, 2/15/32(a)                     A3           $5,000    $4,951,700
-----------------------------------------------------------------------------
California-70.4%
Anaheim CA Pub Fing Auth Rev
    Elec Sys Distr Facs Ser A
    5.00%, 10/01/27                      AAA            4,000     3,899,640
California Hlth Facs Fing Auth

    Sutter Hlth Ser A
    6.25%, 8/15/35                        A+            5,000     5,253,850
California St
    AMT Veterans Ser BZ
    5.375%, 12/01/24                     AAA            4,000     3,922,520
California Statewide Cmnty Dev
    Bentley Sch
    6.75%, 7/01/32                        NR            8,500     8,444,580
Chula Vista CA Indl Dev Rev
    San Diego Gas & Elec Ser A
    6.40%, 12/01/27                        A            5,000     5,117,900
Cmnty Facs Dist No 2000 2
    Cmnty Facs Dist No 2000 2
    6.375%, 9/01/32                       NR            4,505     4,457,067
Los Angeles Calif Dept Wtr Pwr
    Ser A FGIC TCRS
    5.125%, 7/01/41                      AAA           10,000     9,759,701
Murrieta Vy CA Uni Sch Dist SP
    Cmnty Facs Dist 99 1 Impt A
    6.375%, 9/01/32                       NR            1,500     1,484,040
Murrieta Vy CA Uni Sch Dist SP
    Cmnty Facs Dist 99 1 Escrow
    6.375%, 9/01/32                       NR            1,000       989,360
Murrieta Vy CA Uni Sch Dist TX
    Cmnty Facs Dist No 2000 2
    6.30%, 9/01/24                        NR            1,625     1,609,546
Rancho Santa Fe CA Cmnty
    Cmnty Facs Dist No 01
    6.70%, 9/01/30                        NR            4,700     4,732,994
San Francisco CA City & Cnty
    Ref Second Ser Issue 28A
    5.125%, 5/01/32                      AAA           $2,500    $2,383,800
San Francisco CA Intl Arpt Rev
    5.00%, 5/01/28                       AAA            5,000     4,701,350
San Jose CA Arpt Rev
    Ser A
    5.00%, 3/01/31                       AAA            1,000       970,500
San Jose CA Redev Tax Allocatn
    Merged Area Redev Proj
    5.00%, 8/01/32                       AAA            5,000     4,855,250
TOB Securitization Auth
    Asset Bkd Bds Ser A
    5.375%, 6/01/41                        A            5,290     5,077,078
West Contra Costa CA Uni Sch
    Ser B
    5.00%, 8/01/31                       AAA            5,000     4,849,950
West Sacramento CA Fing Auth
    Wtr Sys Impt PJ
    5.00%, 8/01/32                       AAA            5,000     4,849,300

Yorba Linda CA Pub Fing Auth
    Black Gold Golf Course PJ
    7.50%, 10/01/03                       NR            4,500     4,772,475
                                                                 82,130,901
-----------------------------------------------------------------------------
Illinois-4.8%
Chicago IL Sales Tax Rev
5.25%, 1/01/28                           AAA            5,710     5,606,591
-----------------------------------------------------------------------------
Oregon-3.4%
Oregon Sthsg & Cmnty Svcs Dep
    AMT Single Family Mtg PG Ser B
    5.45%,7/01/32(a)                     Aa2            4,000     3,983,760
-----------------------------------------------------------------------------
Puerto Rico-10.7%
Puerto Rico Comwlth
    Ser D
    5.25%, 7/01/36                         A            6,450     6,414,396
Puerto Rico Elec Pwr Auth Pwr
    Ser II XLCA ICR
    5.25%, 7/01/31                       AAA            6,000     6,040,200
                                                                 12,454.596

Total Long Term Municipal Bonds
    (cost $110,403,631)                                         109,127,548
------------------------------------------------------------------------------
Short Term Municipal Notes(b)-11.3%
California-11.3%
California Hlth Facs Fing Auth
    Var Insd Sutter Chs Ser B
    1.20%, 7/01/12                      A-1+           $1,800    $1,800,000
California St
    Mun Secs Tr Rcpts CMC5
    1.35%, 9/01/08                       AA-            6,995     6,995,000
California Statewide Cmntys
    Var Chevron U S A Inc Proj
    1.25%, 12/15/24(a)                   Aa2              700       700,000
California Stwde Cmntys Dev
    Sutter Health Oblig Group
    1.20%, 7/01/15                       A-1            3,400     3,400,000
Irvine Ranch CA Wtr Dist
    Var Nos 105 140 240 + 250
    1.25%, 1/01/21                       A-1              300     3,000,000

Total Short Term Municipal Notes
    (cost $13,195,000)                                           13,195,000
-----------------------------------------------------------------------------
Total Investments-104.8%
    (cost $123,598,631)                                         122,322,548
Other assets less liabilities-(4.8)%                            (5,578,359)

Net Assets - 100%                                              $116,744,189
                                                               ------------
(a)  Moody's or Fitch Rating.
(b) Variable Rate Demand Notes (VRDN) are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.
     See notes to financial statements

STATEMENT OF ASSETS & LIABILITIES
March 8, 2002 (unaudited)

Assets
Investments in securities, at value
(cost $123,598,631)                                  $122,322,548
Interest receivable                                     1,160,078
                                                     ------------
Total assets                                          123,482,626
                                                     ------------
-----------------------------------------------------------------
Liabilities
Due to custodian                                          218,770
Payable for investment securities purchased             6,397,151
Payable for fund offering costs                            95,534
Advisory fee payable                                       11,297
Accrued expenses and other liabilities                     15,685
                                                      -----------
Tax liabilities                                         6,738,437
                                                      -----------
Net Assets                                           $116,744,189
                                                      -----------
-----------------------------------------------------------------
Composition of Net Assets
Common stock, at par                                       $8,232
Additional paid-in capital                            117,663,448
Undistributed net investment income                       338,375
Accumulated net realized gain on investments               10,217
Net unrealized depreciation of investments            (1,276,083)
                                                      -----------
                                                     $116,744,189
                                                      -----------
Net assets                                           $116,744,189
                                                      -----------
Shares of common stock outstanding                      8,231,667
                                                      -----------
Net asset value per share                                  $14.18
                                                      -----------

See notes to financial statements.

STATEMENT OF OPERATIONS
January 30, 2002(a) to March 8, 2002 (unaudited)

Investment Income
Interest                                              $421,943
Expenses
Advisory fee                         $78,838
Custodian                             12,840
Audit and legal                       12,440
Printing                               6,240
Transfer agency                        4,320
Directors' fees                        3,080
Miscellaneous                          1,160
                                       -----
Total expenses                       118,918
Less: expenses waived by the
  Adviser (see Note B)              (35,350)
                                    --------
Net expenses                                            83,568
                                                       -------
Net investment income                                  338,375
Realized and Unrealized Gain (Loss)
  on Investments
Net realized gain on investment transactions            10,217
Net change in unrealized appreciation/depreciation
  of investments                                   (1,276,083)
                                                   -----------
Net loss on investments                            (1,265,866)
Net Decrease in Net Assets from
  Operations                                        $(927,491)

(a)  Commencement of operations.
     See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

                                            January 30, 2002(a)
                                             to March 8, 2002
                                                (unaudited)
                                            ------------------
Increase (Decrease) in Net Assets
from Operations
Net investment income                               $338,375
Net realized gain on investment transactions          10,217
Net change in unrealized appreciation/
  depreciation                                   (1,276,083)
-----------------------------------------------------------------
Net decrease in net assets from operations         (927,491)
Common Stock Transactions
Net increase                                     117,571,675
-----------------------------------------------------------------
Total increase                                   116,644,184
Net Assets
Beginning of period                                  100,005

End of period (including undistributed
  net investment income of $338,375)            $116,744,189

(a)  Commencement of operations.
     See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
March 8, 2002 (unaudited)

NOTE A
Significant Accounting Policies
Alliance California Municipal Income Fund, Inc. (the "Fund"), was incorporated in the state of Maryland on November 9, 2001 and is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. Prior to commencement of operations on January 30, 2002, the fund had no operations other than the sale to alliance Capital Management L.P. of 6,667 shares for the amount of $100,005 on January 23, 2002. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States, which require management to make certain estimates and assumptions that affect the reporting amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1.   Security Valuation
Portfolio securities traded on a national securities exchange are generally valued at the last reported sale price or if there was no sale on such a day, the last bid price quoted on such day. If no bid prices are quoted, then the security is valued at the mean of the bid and asked prices as obtained on that day from one or more dealers regularly making a market in that security. Securities traded on the over-the-counter market are valued at the mean of the closing bid and ask prices provided by two or more dealers regularly making a market in such securities. U.S. government securities and other debt securities which mature in 60 days or less are valued at amortized cost unless this method does not represent fair value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by, or in accordance with procedures approved by, the Board of Directors. Fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.

2.   Taxes
It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

3.   Organization Expenses and Offering Costs
The Fund has incurred $246,950, an amount equal to $.03 per share of common shares issued, for offering costs of which were charged to paid-in capital. As of March 8, 2002, the Fund has paid an amount equal to $151,416 of these expenses and an amount equal to $95,534 remains outstanding. Alliance Capital Management L.P., the Fund's investment adviser, has agreed to pay any additional organization expenses and offering costs that exceed the $0.3 per share amount.

4.   Investment Income and Investment Transactions
Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund amortizes premiums and accretes original issue discounts and market discounts as adjustments to interest income.

5.   Dividends and Distributions
Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B
Advisory Fees
Under the terms of an investment advisory agreement, the Fund pays Alliance Capital Management L.P. (the "Adviser") an advisory fee payable monthly, in a maximum amount equal to .65% of the Fund's average daily net assets. The Adviser has agreed to waive a portion of its fees or reimburse the Fund for expenses in the amount of .30% of average daily net assets for the first 5 full years of the Fund's operations, .25% of average daily net assets in year 6, .20% in year 7, .15% in year 8, .10% in year 9, and ..05% in year 10. For the period ended March 8, 2002, the amount of such fee waived was $35,350.

NOTE C
Investment Transactions
Purchases and sales of investment securities (excluding short term investments and U.S. government securities) aggregated $116,061,348 and $5,787,670, respectively, for the period ended March 8, 2002. There were no purchases or sales of U.S. government and government agency obligations for the period ended March 8, 2002.

At March 8, 2002, the cost of investments for federal income tax purposes was $123,598,631. Accordingly, gross unrealized appreciation of investments was $45,072 and gross unrealized depreciation of investments was $1,321,155 resulting in net unrealized depreciation of $1,276,083.

NOTE D
Common Stock
There are 2,000,000,000 shares of $.001 par value common stock authorized. Of the 8,231,667 shares outstanding at March 8, 2002, the Adviser owned 6,667 shares. In addition to the shares issued to the Adviser, an initial public offering of the Fund's shares resulted in the issuance of 7,800,000 shares. Also, the Fund issued an additional 425,000 shares in connection with the exercise by the underwriters of the over-allotments option.

NOTE E
Subsequent Events
The Fund expects to issue Preferred Shares on or about March 27, 2002. Also, the Fund has issued an additional 285,000 Common Shares on March 15, 2002. The additional offering costs with respect to these Common Shares and Preferred Shares are estimated to be $8,550 and $198,712, respectively.

                      FINANCIAL HIGHLIGHTS
           Selected Data For A Share Of Common Stock
                Outstanding Throughout The Period

                                            January 30, 2002(a)
                                             to March 8, 2002
                                                (unaudited)
                                            ------------------
Net asset value, beginning of period                  $14.33
Income from Investment Operations
Net investment income(b)(c)                             0.04
Net realized and unrealized loss on
  investment transactions                             (0.16)
Net decrease in net asset value from
  operations                                          (0.12)
Offering cost                                         (0.03)
Net asset value, end of period                         14.18
Market value, end of period                           $15.04
-----------------------------------------------------------------
Total Investment Return
Total investment return based on:(d)
Market value                                           0.27%
Net asset value                                      (1.05)%
Ratios/Supplemental Data:
Net assets, end of period
  (000's omitted)                                   $116,744
Ratio to average net assets of:
    Expenses, net of fee waivers(e)                    0.71%
    Expenses, before fee waivers(e)                    1.01%
    Net investment income, net of
    fee waivers(e)                                     2.87%
    Net investment income, before
    fee waivers(e)                                     2.57%
Portfolio turnover rate                                   5%


(a)  Commencement of operations.
(b)  Based on average shares outstanding.
(c)  Net of fees waived by the Adviser.
(d) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of the period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of the period. Total investment return calculated for a period of less than one year is not annualized.
(e)  Annualized.

               APPENDIX A:  ARTICLES SUPPLEMENTARY

        ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND, INC.

                     ARTICLES SUPPLEMENTARY

                Auction Preferred Shares Series M
                Auction Preferred Shares Series T

         ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND, INC., a
Maryland corporation (the "Corporation"), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

         FIRST: Under a power contained in Article SEVENTH of its charter (the "Charter"), the Board of Directors of the Corporation, and a duly authorized committee thereof, by duly adopted resolutions, classified (a) 1620 shares of common stock, par value $.001 per share ("Common Stock"), of the Corporation as a series of preferred stock, par value $.001 per share ("Preferred Stock"), liquidation preference $25,000 per share plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared) thereon, designated as Auction Preferred Shares, Series M ("Preferred Shares Series M") and (b) 1620 shares of Common Stock as a series of Preferred Stock, liquidation preference $25,000 per share plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared) thereon, designated Auction Preferred Shares, Series T ("Preferred Shares Series T and together with the Preferred Shares Series M") and together with the Preferred Shares Series M, each such series of Preferred Shares having the following preferences, rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications, terms and conditions of redemption, which, upon any restatement of the Charter, shall become part of Article FIFTH of the Charter, with any necessary or appropriate renumbering or relettering of the sections or subsections hereof.

                           DESIGNATION

         PREFERRED SHARES SERIES M: A series of 1620 shares of preferred stock, par value $.001 per share, liquidation preference $25,000 per share plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared) thereon, is hereby designated Auction Preferred Shares, Series M (hereinafter, "Preferred Shares Series M"). Each Preferred Share Series M shall be issued on March 27, 2002; have an Applicable Rate for its Initial Rate Period (which period shall continue to and include April 8, 2002) equal to 1.05% per annum; have an initial Dividend Payment Date of April 9, 2002; and have such other preferences, rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications, and terms and conditions of redemption, in addition to those required by applicable law or set forth in the Corporation's Charter applicable to preferred stock of the Corporation, as are set forth in Part I and Part II of these Articles Supplementary. The Preferred Shares Series M shall constitute a separate series of preferred stock of the Corporation.

         PREFERRED SHARES SERIES T: A series of 1620 shares of preferred stock, par value $.001 per share, liquidation preference $25,000 per share plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared) thereon, is hereby designated Auction Preferred Shares, Series T ("Preferred Shares Series T"). Each Preferred Share Series T shall be issued on March 27, 2002; have an Applicable Rate for its Initial Rate Period (which period shall continue to and include April 9, 2002) equal to 1.05% per annum; have an initial Dividend Payment Date of April 10, 2002; and have such other preferences, rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications, and terms and conditions of redemption, in addition to those required by applicable law or set forth in the Corporation's Charter applicable to preferred stock of the Corporation, as are set forth in Part I and Part II of these Articles Supplementary. The Preferred Shares Series T shall constitute a separate series of preferred stock of the Corporation.

No holder of any series of Preferred Shares shall have, solely by reason of being a holder of any series of Preferred Shares, any right to acquire, purchase or subscribe for any Common Stock or other securities of the Corporation that it may hereafter issue or sell (whether out of the number of shares authorized by the Charter, or out of any shares acquired by the Corporation after the issuance thereof, or otherwise).

                           DEFINITIONS

As used in Parts I and II of these Articles Supplementary (the "Articles"), the following terms shall have the following meanings (with terms defined in the singular having comparable meanings when used in the plural and vice versa), unless the context otherwise requires:

    AA COMPOSITE COMMERCIAL PAPER RATE, on any date for any Rate Period of any series of Preferred Shares, shall mean (a) (i) in the case of any Minimum Rate Period or any Special Rate Period of fewer than 49 Rate Period Days, the interest equivalent of the 30-day rate; provided, however, that if such Rate Period is a Minimum Rate Period and the AA Composite Commercial Paper Rate is being used to determine the Applicable Rate for shares of such series when all of the Outstanding shares of such series are subject to Submitted Hold Orders, then the interest equivalent of the seven-day rate, and (ii) in the case of any Special Rate Period of (A) 49 or more but fewer than 70 Rate Period Days, the interest equivalent of the 60-day rate; (B) 70 or more but fewer than 85 Rate Period Days, the arithmetic average of the interest equivalent of the 60-day and 90-day rates; (C) 85 or more but fewer than 99 Rate Period Days, the interest equivalent of the 90-day rate; (D) 99 or more but fewer than 120 Rate Period Days, the arithmetic average of the interest equivalent of the 90-day and 120-day rates; (E) 120 or more but fewer than 141 Rate Period Days, the interest equivalent of the 120-day rate; (F) 141 or more but fewer than 162 Rate Period Days, the arithmetic average of the 120-day and 180-day rates; and (G) 162 or more but fewer than 183 Rate Period Days, the interest equivalent of the 180-day rate, in each case on commercial paper placed on behalf issuers whose corporate bonds are rated AA by S&P or the equivalent of such rating by S&P or another rating agency, as made available on a discount basis or otherwise by the Federal Reserve Bank of New York for the Business Day next preceding such date; or (B) in the event that the Federal Reserve Bank of New York does not make available any such rate, then the arithmetic average of such rates, as quoted on a discount basis or otherwise, by the Commercial Paper Dealers to the Auction Agent for the close of business on the Business Day next preceding such date. If any Commercial Paper Dealer does not quote a rate required to determine the AA Composite Commercial Paper Rate, the AA Composite Commercial Paper Rate shall be determined on the basis of the quotation or quotations furnished by the remaining Commercial Paper Dealer or Commercial Paper Dealers and any Substitute Commercial Paper Dealer or Substitute Commercial Paper Dealers selected by the Corporation to provide such rate or rates not being supplied by any Commercial Paper Dealer or Commercial Paper Dealers, as the case may be, or, if the Corporation does not select any such Substitute Commercial Paper Dealer or Substitute Commercial Paper Dealers, by the remaining Commercial

Paper Dealer or Commercial Paper Dealers. For purposes of this definition, the "interest equivalent" of a rate stated on a discount basis (a "discount rate") for commercial paper of a given days' maturity shall be equal to the quotient (rounded upwards to the next higher one-thousandth (.001) of 1%) of (1) the discount rate divided by (2) the difference between (I) 1.00 and (II) a fraction, the numerator of which shall be the product of the discount rate times the number of days in which such commercial paper matures and the denominator of which shall be 360.

    ACCOUNTANT'S CONFIRMATION shall have the meaning specified in paragraph (c) of Section 7 of Part I of these Articles.

    AFFILIATE shall mean any Person known to the Auction Agent to be controlled by, in control of or under common control with the Corporation; provided, however, that no Broker-Dealer controlled by, in control of or under common control with the Corporation shall be deemed to be an Affiliate nor shall any corporation or any Person controlled by, in control of or under common control with such corporation, one of the directors or executive officers of which is a director of the Corporation, be deemed to be an Affiliate solely because such director or executive officer is also a director of the Corporation.

    AGENT MEMBER shall mean a member of or participant in the Securities Depository that will act on behalf of a Bidder.

    ALL HOLD ORDER RATE shall have the same meaning specified in
Section 6 of Appendix A of these Articles.

    ANTICIPATION NOTES shall mean Tax Anticipation Notes (TANs), Revenue Anticipation Notes (RANs), Tax and Revenue Anticipation Notes (TRANs), Grant Anticipation Notes (GANs) that are rated by S&P and Bond Anticipation Notes (BANs) that are rated by S&P.

    APPLICABLE RATE shall have the meaning specified in subparagraph (e)(i) of Section 2 of Part I of these Articles.

    AUCTION shall mean each periodic implementation of the Auction Procedures.

    AUCTION AGENCY AGREEMENT shall mean the agreement between the Corporation and the Auction Agent, which provides, among other things, that the Auction Agent will follow the Auction Procedures for purposes of determining the Applicable Rate for any series of Preferred Shares so long as the Applicable Rate for shares of such series is to be based on the results of an Auction.

    AUCTION AGENT shall mean the entity appointed as such by a resolution of the Board of Directors in accordance with Section 6 of Part II of these Articles.

    AUCTION DATE, with respect to any Rate Period, shall mean the Business Day next preceding the first day of such Rate Period.

    AUCTION PROCEDURES shall mean the procedures for conducting
Auctions set forth in Part II of these Articles.

    AVAILABLE PREFERRED SHARES shall have the meaning specified in paragraph (a) of Section 3 of Part II of these Articles.

    BENCHMARK RATE shall have the meaning specified in Section 6 of Appendix A hereto.

    BENEFICIAL OWNER, with respect to any series of Preferred
Shares, means a customer of a Broker-Dealer who is listed on the records of that Broker-Dealer (or, if applicable, the Auction
Agent) as a holder of shares of such series.

    BID and BIDS shall have the respective meanings specified in paragraph (a) of Section 1 of Part II of these Articles.

    BIDDER and BIDDERS shall have the respective meanings specified in paragraph (a) of Section 1 of Part II of these Articles; provided, however, that neither the Corporation nor any Affiliate thereof shall be permitted to be a Bidder in an Auction, except that any Broker-Dealer that is controlled by, in control of or under common control with the Corporation may be a Bidder in an Auction, but only if the Orders placed by such Broker-Dealer are not for its own account.

    BOARD OF DIRECTORS shall mean the Board of Directors of the Corporation or any duly authorized committee thereof.

    BROKER-DEALER shall mean any broker-dealer, commercial bank or other entity permitted by law to perform the functions required of a Broker-Dealer in Part II of these Articles, that is a member of, or a participant in, the Securities Depository or is an affiliate of such member or participant, has been selected by the Corporation and has entered into a Broker-Dealer Agreement that remains effective.

    BROKER-DEALER AGREEMENT shall mean an agreement among the Corporation, the Auction Agent and a Broker-Dealer pursuant to which such Broker-Dealer agrees to follow the procedures specified in Part II of these Articles.

    BUSINESS DAY shall mean a day on which the New York Stock
Exchange is open for trading and which is neither a Saturday,

Sunday nor any other day on which banks in The City of New York, New York, are authorized by law to close.

    CHARTER shall have the meaning specified on the first page of these Articles.

    CODE means the Internal Revenue Code of 1986, as amended.

    COMMERCIAL PAPER DEALERS shall mean Lehman Commercial Paper Incorporated, Goldman, Sachs & Co. and Merrill Lynch, Pierce, Fenner & Smith Incorporated and any other commercial paper dealer selected by the Corporation as to which Moody's, S&P or any substitute rating agency then rating the Preferred Shares shall not have objected or, in lieu of any thereof, their respective affiliates or successors, if such entity is a commercial paper dealer.

    COMMON STOCK shall mean the common stock, par value $.001 per share, of the Corporation.

    CORPORATION shall mean the entity named on the first page of these Articles, which is the issuer of the Preferred Shares.

    CURE DATE shall mean the Preferred Shares Basic Maintenance
Cure Date or the 1940 Act Cure Date, as the case may be.

    DATE OF ORIGINAL ISSUE, with respect to any series of Preferred Shares, shall mean the date on which the Corporation initially issued such shares.

    DEPOSIT SECURITIES shall mean cash and Municipal Obligations rated at least rated P-1, MIG-1 or VMIG-1 by Moody's or A-1+ or SP-1+ by S&P.

    DISCOUNTED VALUE, as of any Valuation Date, shall mean, (a) with respect to an S&P Eligible Asset, the quotient of the Market Value thereof divided by the applicable S&P Discount Factor and
(b)(i) with respect to a Moody's Eligible Asset that is not currently callable as of such Valuation Date at the option of the issuer thereof, the quotient of the Market Value thereof divided by the applicable Moody's Discount Factor, or (ii) with respect to a Moody's Eligible Asset that is currently callable as of such Valuation Date at the option of the issuer thereof, the quotient of (A) the lesser of the Market Value or call price thereof, including any call premium, divided by (B) the applicable Moody's Discount Factor.

    DIVIDEND PAYMENT DATE, with respect to any series of Preferred Shares, shall mean any date on which dividends are payable on shares of such series pursuant to the provisions of paragraph (d) of Section 2 of Part I of these Articles.

    DIVIDEND PERIOD, with respect to any series of Preferred Shares, shall mean the period from and including the Date of Original Issue of shares of such series to but excluding the initial Dividend Payment Date for shares of such series and any period thereafter from and including one Dividend Payment Date for shares of such series to but excluding the next succeeding Dividend Payment Date for shares of such series.

    EXISTING HOLDER, with respect to any series of Preferred Shares, shall mean a Broker-Dealer (or any such other Person as may be permitted by the Corporation) that is listed on the records of the Auction Agent as a holder of shares of such series.

    FAILURE TO DEPOSIT, with respect to any series of Preferred Shares, shall mean a failure by the Corporation to pay to the Auction Agent, not later than 12:00 Noon, New York City time, (a) on the Business Day next preceding any Dividend Payment Date for shares of such series, in funds available on such Dividend Payment Date in The City of New York, New York, the full amount of any dividend (whether or not earned or declared) to be paid on such Dividend Payment Date on any share of such series or (b) on the Business Day next preceding any redemption date in funds available on such redemption date for shares of such series in The City of New York, New York, the Redemption Price to be paid on such redemption date for any share of such series after notice of redemption is mailed pursuant to paragraph (c) of Section 11 of Part I of these Articles; provided, however, that the foregoing clause (b) shall not apply to the Corporation's failure to pay the Redemption Price in respect of the Preferred Shares when the related Notice of Redemption provides that redemption of such shares is subject to one or more conditions precedent and any such condition precedent shall not have been satisfied at the time or times and in the manner specified in such Notice of Redemption.

    FEDERAL TAX RATE INCREASE shall have the meaning specified in the definition of Moody's Volatility Factor.

    GROSS-UP PAYMENT shall have the meaning specified in
Section 1 of Appendix A hereto.

    HOLDER, with respect to any series of Preferred Shares, shall mean the registered holder of such shares as the same appears on the record books of the Corporation.

    HOLD ORDER and HOLD ORDERS shall have the respective meanings specified in paragraph (a) of Section 1 of Part II of these Articles.

    INDEPENDENT ACCOUNTANT shall mean a nationally recognized accountant, or firm of accountants, that is with respect to the Corporation an independent public accountant or firm of independent public accountants under the Securities Act of 1933, as amended.

    INITIAL RATE PERIOD, with respect to any series of Preferred
Shares, shall have the meaning specified with respect to shares of such series in "Designation" above.

    INTEREST EQUIVALENT means a yield on a 360-day basis of a discount basis security which is equal to the yield on an equivalent interest-bearing security.

    ISSUE TYPE CATEGORY shall have the meaning specified in
Section 1 of Appendix A hereto.

    KENNY INDEX shall have the meaning specified in the definition of Taxable Equivalent of the Short-Term Municipal Bond
Rate.

    LATE CHARGE shall have the meaning specified in subparagraph
(e)(i)(B) and (D) of Section 2 of Part I of these Articles.

    LIQUIDATION PREFERENCE, with respect to a given number of Preferred Shares, means $25,000 times that number.

    MARKET VALUE of any asset of the Corporation shall mean the market value thereof determined by the pricing service designated from time to time by the Corporation's investment adviser (the "Pricing Service"). Market Value of any asset shall include any interest accrued thereon. The Pricing Service shall value portfolio securities at the mean between the quoted bid and asked price or the yield equivalent when quotations are readily available. Securities for which quotations are not readily available are valued at fair value as determined by the Pricing Service using methods which include consideration of: yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating; indications as to value from dealers; and general market conditions. The Pricing Service may employ electronic data processing techniques or a matrix system, or both, to determine valuations. If the Pricing Service fails to provide the Market Value of any Municipal Obligation, such Municipal Obligation shall be valued at the lower of two bid quotations (one of which shall be in writing) obtained by the Corporation from two dealers who are members of the National Association of Securities Dealers, Inc. and are making a market in such Municipal Obligations. Futures contracts and options are valued at closing prices for such instruments established by the exchange or board of trade on which they are traded, or, if market quotations are not readily available, are valued at fair value as determined by the Pricing Service or if the Pricing Service is not able to value such instruments, they shall be valued at fair value on a consistent basis using methods determined in good faith by the Board of Directors.

    MAXIMUM POTENTIAL GROSS-UP PAYMENT LIABILITY, as of any Valuation Date, shall mean the aggregate amount of Gross-up Payments that would be due if the Corporation were to make Taxable Allocations, with respect to any taxable year, estimated based upon dividends paid and the amount of undistributed realized net capital gains and other taxable income earned by the Corporation, as of the end of the calendar month immediately preceding such Valuation Date, and assuming such Gross-up Payments are fully taxable.

    MAXIMUM RATE, for any series of Preferred Shares on any Auction Date for shares of such series, shall mean:

         (a) in the case of any Auction Date which is not the Auction Date immediately prior to the first day of any proposed Special Rate Period designated by the Corporation pursuant to
Section 4 of Part I of these Articles, the product of: (i) the Reference Rate on such Auction Date for the next Rate Period of shares of such series and (ii) the Rate Multiple on such Auction Date, unless shares of such series have or had a Special Rate Period (other than a Special Rate Period of 28 Rate Period Days or fewer) and an Auction at which Sufficient Clearing Bids existed has not yet occurred for a Minimum Rate Period of shares of such series after such Special Rate Period, in which case the higher of:

              (A) the dividend rate on shares of such series for the then-ending Rate Period; or

              (B) the product of (1) the higher of (I) the Reference Rate on such Auction Date for a Rate Period equal in length to the then-ending Rate Period of shares of such series, if such then-ending Rate Period was 364 Rate Period Days or fewer, or the Treasury Note Rate on such Auction Date for a Rate Period equal in length to the then-ending Rate Period of shares of such series, if such then-ending Rate Period was more than 364 Rate Period Days, and (II) the Reference Rate on such Auction Date for a Rate Period equal in length to such Special Rate Period of shares of such series, if such Special Rate Period was 364 Rate Period Days or fewer, or the Treasury Note Rate on such Auction Date for a Rate Period equal in length to such Special Rate Period, if such Special Rate Period was more than 364 Rate Period Days and (2) the Rate Multiple on such Auction Date; or

         (b) in the case of any Auction Date which is the Auction Date immediately prior to the first day of any proposed Special Rate Period designated by the Corporation pursuant to Section 4 of Part I of these Articles, the product of (i) the highest of:
(A) the Reference Rate on such Auction Date for a Rate Period equal in length to the then-ending Rate Period of shares of such series, if such then-ending Rate Period was 364 Rate Period Days or fewer, or the Treasury Note Rate on such Auction Date for a Rate Period equal in length to the then-ending Rate Period of shares of such series, if such then-ending Rate Period was more than 364 Rate Period Days, (B) the Reference Rate on such Auction Date for the Special Rate Period for which the Auction is being held if such Special Rate Period is 364 Rate Period Days or fewer or the Treasury Note Rate on such Auction Date for the Special Rate Period for which the Auction is being held if such Special Rate Period is more than 364 Rate Period Days, and (C) the Reference Rate on such Auction Date for Minimum Rate Periods and
(ii) the Rate Multiple on such Auction Date.

    MINIMUM RATE PERIOD shall mean any Rate Period consisting of 7 Rate Period Days.

    MOODY'S shall mean Moody's Investors Service, Inc., a
Delaware corporation, and its successors.

    MOODY'S DISCOUNT FACTOR shall have the meaning specified in
Section 1 of Appendix A hereto.

    MOODY'S ELIGIBLE ASSET shall have the meaning specified in
Section 1 of Appendix A hereto.

    MOODY'S EXPOSURE PERIOD shall mean the period commencing on a given Valuation Date and ending 56 days thereafter.

    MOODY'S VOLATILITY FACTOR shall mean, as of any Valuation Date, (a) in the case of any Minimum Rate Period, any Special Rate Period of 28 Rate Period Days or fewer, or any Special Rate Period of 57 Rate Period Days or more, a multiplicative factor equal to 275%, except as otherwise provided in the last sentence of this definition; (b) in the case of any Special Rate Period of more than 28 but fewer than 36 Rate Period Days, a multiplicative factor equal to 203%; (c) in the case of any Special Rate Period of more than 35 but fewer than 43 Rate Period Days, a multiplicative factor equal to 217%; (d) in the case of any Special Rate Period of more than 42 but fewer than 50 Rate Period Days, a multiplicative factor equal to 226%; and (e) in the case of any Special Rate Period of more than 49 but fewer than 57 Rate Period Days, a multiplicative factor equal to 235%. If, as a result of the enactment of changes to the Code, the greater of the maximum marginal Federal individual income tax rate applicable to ordinary income and the maximum marginal Federal corporate income tax rate applicable to ordinary income will increase, such increase being rounded up to the next five percentage points (the "Federal Tax Rate Increase"), until the effective date of such increase, the Moody's Volatility Factor in the case of any Rate Period described in (a) above in this definition instead shall be determined by reference to the following table:

         FEDERAL TAX RATE INCREASE     VOLATILITY FACTOR

                    5%                        295%
                    10%                       317%
                    15%                       341%
                    20%                       369%
                    25%                       400%
                    30%                       436%
                    35%                       477%
                    40%                       525%

    MUNICIPAL OBLIGATIONS shall mean any and all instruments that pay interest or make other distributions that are exempt from regular federal income tax and in which the Corporation may invest consistent with the investment policies and contained in its registration statement on Form N-2 as the same may be amended from time to time.

    1940 ACT shall mean the Investment Company Act of 1940, as amended.

    1940 ACT CURE DATE, with respect to the failure by the Corporation to maintain the 1940 Act Preferred Shares Asset Coverage (as required by Section 6 of Part I of these Articles) as of the last Business Day of each month, shall mean the last Business Day of the following month.

    1940 ACT PREFERRED SHARES ASSET COVERAGE shall mean asset coverage, as defined in Section 18(h) of the 1940 Act, of at least 200% with respect to all outstanding senior securities of the Corporation that are shares of stock, including all outstanding Preferred Shares (or such other asset coverage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities that are shares or stock of a closed-end investment company as a condition of declaring dividends on its common shares or stock).

    NOTICE OF REDEMPTION shall mean any notice with respect to the redemption of Preferred Shares pursuant to paragraph (c) of
Section 11 of Part I of these Articles.

    NOTICE OF SPECIAL RATE PERIOD shall mean any notice with respect to a Special Rate Period of any series of Preferred

Shares pursuant to subparagraph (d)(i) of Section 4 of Part I of these Articles.

    ORDER and ORDERS shall have the respective meanings specified in paragraph (a) of Section 1 of Part II of these Articles. OTHER
ISSUES, if defined in Section 1 of Appendix A hereto, shall have the meaning specified in that section.

    OUTSTANDING shall mean, as of any Auction Date with respect to any series of Preferred Shares, the number of shares of such series theretofore issued by the Corporation except, without duplication, (i) any shares of such series theretofore cancelled or delivered to the Auction Agent for cancellation or redeemed by the Corporation, (ii) any shares of such series as to which the Corporation or any Affiliate thereof shall be an Existing Holder and (iii) any shares of such series represented by any certificate in lieu of which a new certificate has been executed and delivered by the Corporation.

    PERSON shall mean and include an individual, a partnership, a corporation, a trust, an unincorporated association, a joint venture or other entity or a government or any agency or political subdivision thereof.

    POTENTIAL BENEFICIAL OWNER, with respect to any series of Preferred Shares, shall mean a customer of a Broker-Dealer that is not a Beneficial Owner of shares of such series but that wishes to purchase shares of such series, or that is a Beneficial Owner of shares of such series that wishes to purchase additional shares of such series.

    POTENTIAL HOLDER, with respect to any series of Preferred Shares, shall mean a Broker-Dealer (or any such other person as may be permitted by the Corporation) that is not an Existing Holder of shares of such series or that is an Existing Holder of shares of such series that wishes to become the Existing Holder of additional shares of such series.

    PREFERRED SHARES shall have the meaning set forth in the "Designation" section of these Articles.

    PREFERRED SHARES BASIC MAINTENANCE AMOUNT, as of any Valuation Date, shall mean the dollar amount equal to the sum of:
(a)(i) the product of the number of Preferred Shares outstanding on such date multiplied by $25,000 (plus the product of the number of shares of any other series of Preferred Stock outstanding on such date multiplied by the liquidation preference of such shares), plus any redemption premium applicable to the Preferred Shares (or other Preferred Stock) then subject to redemption; (ii) the aggregate amount of dividends that will have accumulated at the respective Applicable Rates (whether or not earned or declared) to (but not including) the first respective Dividend Payment Dates for the Preferred Shares outstanding that follow such Valuation Date (plus the aggregate amount of dividends, whether or not earned or declared, that will have accumulated in respect of other outstanding Preferred Stock to, but not including, the first respective dividend payment dates for such other shares that follow such Valuation Date); (iii) the aggregate amount of dividends that would accumulate on shares of each series of Preferred Shares outstanding from such first respective Dividend Payment Date therefor through the 56th day after such Valuation Date, at the Maximum Rate (calculated as if such Valuation Date were the Auction Date for the Rate Period commencing on such Dividend Payment Date) for a Minimum Rate Period of shares of such series to commence on such Dividend Payment Date, assuming, solely for purposes of the foregoing, that, if on such Valuation Date, the Corporation shall have delivered a Notice of Special Rate Period to the Auction Agent pursuant to Section 4(d)(i) of this Part I with respect to shares of such series, such Maximum Rate shall be the higher of (A) the Maximum Rate for the Special Rate Period of shares of such series to commence on such Dividend Payment Date and (B) the Maximum Rate for a Minimum Rate Period of shares of such series to commence on such Dividend Payment Date, multiplied by the Volatility Factor applicable to a Minimum Rate Period, or, in the event the Corporation shall have delivered a Notice of Special Rate Period to the Auction Agent pursuant to Section 4(d)(i) of this Part I with respect to shares of such series designating a Special Rate Period consisting of 56 Rate Period Days or more, the Volatility Factor applicable to a Special Rate Period of that length (plus the aggregate amount of dividends that would accumulate at the maximum dividend rate or rates on any other Preferred Stock outstanding from such respective dividend payment dates through the 56th day after such Valuation Date, as established by or pursuant to the respective statements establishing and fixing the rights and preferences of such other Preferred Stock) (except that (1) if such Valuation Date occurs at a time when a Failure to Deposit (or, in the case of Preferred Stock other than Preferred Shares, a failure similar to a Failure to Deposit) has occurred that has not been cured, the dividend for purposes of calculation would accumulate at the current dividend rate then applicable to the shares in respect of which such failure has occurred and (2) for those days during the period described in this subparagraph (iii) in respect of which the Applicable Rate in effect immediately prior to such Dividend Payment Date will remain in effect (or, in the case of Preferred Stock other than Preferred Shares, in respect of which the dividend rate or rates in effect immediately prior to such respective dividend payment dates will remain in effect), the dividend for purposes of calculation would accumulate at such Applicable Rate (or other rate or rates, as the case may be) in respect of those days); (iv) the amount of anticipated expenses of the Corporation for the 90 days subsequent to such Valuation Date; (v) the amount of the Corporation's Maximum Potential Gross-up Payment Liability in respect of the Preferred Shares (and similar amounts payable in respect of other Preferred Stock pursuant to provisions similar to those contained in Section 3 of
Part I of these Articles) as of such Valuation Date; (vi) the amount of any indebtedness or obligations of the Corporation senior in right of payment to the Preferred Shares and (viii) any current liabilities as of such Valuation Date to the extent not reflected in any of (a)(i) through ((a)(v) (including, without limitation, any payables for Municipal Obligations purchased as of such Valuation Date and any liabilities incurred for the purpose of clearing securities transactions) less (b) the value (i.e., for purposes of current Moody's guidelines, the face value of cash, short-term Municipal Obligations rated MIG-1, VMIG-1 or P-1, and short-term securities that are the direct obligation of the U.S. government, provided in each case that such securities mature on or prior to the date upon which any of (a)(i) through
(a)(vii) become payable, otherwise the Moody's Discounted Value and, for the purposes of the current S&P guidelines, the face value of cash, short-term Municipal Obligations rated SP-1 or A-1 or Municipal Obligations rated A, provided in each case that such securities mature on or prior to the date upon which any of
(a)(i) through (a)(vii) become payable, otherwise the S&P Discounted Value) of any of the Corporation's assets irrevocably deposited by the Corporation for the payment of any of (a)(i) through (a)(vii).

    PREFERRED SHARES BASIC MAINTENANCE CURE DATE, with respect to the failure by the Corporation to satisfy the Preferred Shares Basic Maintenance Amount (as required by paragraph (a) of Section 7 of Part I of these Articles) as of a given Valuation Date, shall mean the seventh Business Day following such Valuation Date.

    PREFERRED SHARES BASIC MAINTENANCE REPORT shall mean a report signed by the President, Treasurer or any Senior Vice President or Vice President of the Corporation which sets forth, as of the related Valuation Date, the assets of the Corporation, the Market Value and the Discounted Value thereof (seriatim and in aggregate), and the Preferred Shares Basic Maintenance Amount.

    PREFERRED STOCK shall mean the preferred stock of the Corporation, and includes the Preferred Shares.

    QUARTERLY VALUATION DATE shall mean the last Business Day of the last month of each fiscal quarter of the Corporation in each fiscal year of the Corporation, commencing January 31, 2002.

    RATE MULTIPLE shall have the meaning specified in Section 1 of Appendix A hereto.

    RATE PERIOD, with respect to any series of Preferred Shares, shall mean the Initial Rate Period, and any Transitional Rate Period, of shares of such series and any Subsequent Rate Period, including any Special Rate Period, of shares of such series.

    RATE PERIOD DAYS, for any Rate Period or Dividend Period, means the number of days that would constitute such Rate Period or Dividend Period but for the application of paragraph (d) of
Section 2 of Part I of these Articles or paragraph (b) of Section 4 of Part I of these Articles.

    RECEIVABLES FOR MUNICIPAL OBLIGATIONS SOLD shall mean (a) for purposes of calculation of Moody's Eligible Assets as of any Valuation Date, no more than the aggregate of the following: (i) the book value of receivables for Municipal Obligations sold as of or prior to such Valuation Date if such receivables are due within five business days of such Valuation Date, and if the trades that generated such receivables are (A) settled through clearing house firms with respect to which the Corporation has received prior written authorization from Moody's or (B) with counterparties having a Moody's long-term debt rating of at least Baa3; and (ii) the Moody's Discounted Value of Municipal Obligations sold as of or prior to such Valuation Date which generated receivables, if such receivables are due within five business days of such Valuation Date but do not comply with either of the conditions specified in (i) above, and (b) for purposes of calculation of S&P Eligible Assets as of any Valuation Date, the book value of receivables for Municipal Obligations sold as of or prior to such Valuation Date if such receivables are due within five business days of such Valuation Date.

    REDEMPTION DATE shall mean the date determined in accordance with Section 11 of Part I of these Articles.

    REDEMPTION PRICE shall mean the applicable redemption price specified in paragraph (a) or (b) of Section 11 of Part I of these Articles.

    REFERENCE RATE shall mean (a) the higher of the Taxable Equivalent of the Short-Term Municipal Bond Rate and the AA Composite Commercial Paper Rate in the case of Minimum Rate Periods and Special Rate Periods of 28 Rate Period Days or fewer,
(b) the AA Composite Commercial Paper Rate in the case of Special Rate Periods of more than 28 Rate Period Days but fewer than 183 Rate Period Days; and (c) the Treasury Bill Rate in the case of Special Rate Periods of more than 182 Rate Period Days but fewer than 365 Rate Period Days.

    REGISTRATION STATEMENT shall mean the Registration Statement filed on Form N-2 with the Securities and Exchange Commission with respect to the Preferred Shares.

    S&P shall mean Standard & Poor's Corporation, a New York corporation, and its successors.

    S&P DISCOUNT FACTOR shall have the meaning specified in
Section 1 of Appendix A hereto.

    S&P ELIGIBLE ASSET shall have the meaning specified in
Section 1 of Appendix A hereto.

    S&P EXPOSURE PERIOD shall mean the maximum period of time following a Valuation Date that the Corporation has under these Articles to cure any failure to maintain, as of such Valuation Date, the Discounted Value for its portfolio at least equal to the Preferred Shares Basic Maintenance Amount (as described in paragraph (a) of Section 7 of Part I of these Articles).

    S&P VOLATILITY FACTOR shall mean, as of any Valuation Date, a multiplicative factor equal to (a) 305% in the case of any Minimum Rate Period or any Special Rate Period of 28 Rate Period Days or fewer, (b) 268% in the case of any Special Rate Period of more than 28 Rate Period Days but fewer than 183 Rate Period Days; and (c) 204% in the case of any Special Rate Period of more than 182 Rate Period Days.


    SECURITIES DEPOSITORY shall mean The Depository Trust Company and its successors and assigns or any other securities depository selected by the Corporation that agrees to follow the procedures required to be followed by such securities depository in connection with the Preferred Shares.

    SELL ORDER and SELL ORDERS shall have the respective meanings specified in paragraph (a) of Section 1 of Part II of these Articles.

    SPECIAL RATE PERIOD, with respect to any series of Preferred
Shares, shall have the meaning specified in paragraph (a) of
Section 4 of Part I of these Articles.

    SPECIAL REDEMPTION PROVISIONS shall have the meaning specified in subparagraph (a)(i) of Section 11 of Part I of these Articles.

    SUBMISSION DEADLINE shall mean 1:30 P.M., New York City time, on any Auction Date or such other time on any Auction Date by which Broker-Dealers are required to submit Orders to the Auction
Agent as specified by the Auction Agent from time to time.

    SUBMITTED BID and SUBMITTED BIDS shall have the respective meanings specified in paragraph (a) of Section 3 of Part II of these Articles.

    SUBMITTED HOLD ORDER and SUBMITTED HOLD ORDERS shall have the respective meanings specified in paragraph (a) of Section 3 of
Part II of these Articles.

    SUBMITTED ORDER and SUBMITTED ORDERS shall have the respective meanings specified in paragraph (a) of Section 3 of
Part II of these Articles.

    SUBMITTED SELL ORDER and SUBMITTED SELL ORDERS shall have the respective meanings specified in paragraph (a) of Section 3 of
Part II of these Articles.

    SUBSEQUENT RATE PERIOD, with respect to any series of Preferred Shares, shall mean the period from and including the first day following the Initial Rate Period of shares of such series to but excluding the next Dividend Payment Date for shares of such series and any period thereafter from and including one Dividend Payment Date for shares of such series to but excluding the next succeeding Dividend Payment Date for shares of such series; provided, however, that if any Subsequent Rate Period is also a Special Rate Period, such term shall mean the period commencing on the first day of such Special Rate Period and ending on the last day of the last Dividend Period thereof.

    SUBSTITUTE COMMERCIAL PAPER DEALER shall mean any commercial paper dealer selected by the Corporation as to which Moody's, S&P or any substitute rating agency then rating the Preferred Shares shall not have objected; provided, however, that none of such entities shall be a Commercial Paper Dealer.

    SUBSTITUTE U.S. GOVERNMENT SECURITIES DEALER shall mean any U.S. Government securities dealer selected by the Corporation as to which Moody's, S&P or any substitute rating agency then rating the Preferred Shares shall not have objected; provided, however, that none of such entities shall be a U.S. Government Securities Dealer.

    SUFFICIENT CLEARING BIDS shall have the meaning specified in paragraph (a) of Section 3 of Part II of these Articles.

    TAXABLE ALLOCATION shall have the meaning specified in
Section 3 of Part I of these Articles.

    TAXABLE EQUIVALENT OF THE SHORT-TERM MUNICIPAL BOND
RATE, on any date for any Minimum Rate Period or Special Rate Period of 28 Rate Period Days or fewer, shall mean 90% of the quotient of (a) the per annum rate expressed on an interest equivalent basis equal to the Kenny S&P 30 day High Grade Index or any successor index (the "Kenny Index") (provided, however, that any such successor index must be approved by Moody's (if Moody's is then rating the Preferred Shares) and S&P (if S&P is then rating the Preferred Shares)), made available for the Business Day immediately preceding such date but in any event not later than 8:30 A.M., New York City time, on such date by Kenny S&P Evaluation Services or any successor thereto, based upon 30-day yield evaluations at par of short-term bonds the interest on which is excludable for regular Federal income tax purposes under the Code of "high grade" component issuers selected by Kenny S&P Evaluation Services or any such successor from time to time in its discretion, which component issuers shall include, without limitation, issuers of general obligation bonds, but shall exclude any bonds the interest on which constitutes an item of tax preference under Section 57 (a)(5) of the Code, or successor provisions, for purposes of the "alternative minimum tax", divided by (b) 1.00 minus the maximum marginal regular Federal individual income tax rate applicable to ordinary income or the maximum marginal regular Federal corporate income tax rate applicable to ordinary income (in each case expressed as a decimal), whichever is greater; provided, however, that if the Kenny Index is not made so available by 8:30 A.M., New York City time, on such date by Kenny S&P Evaluation Services or any successor, the Taxable Equivalent of the Short-Term Municipal Bond Rate shall mean the quotient of (i) the per annum rate expressed on an interest equivalent basis equal to the most recent Kenny Index so made available for any preceding Business Day, divided by (ii) 1.00 minus the maximum marginal regular Federal individual income tax rate applicable to ordinary income or the maximum marginal regular Federal corporate income tax rate applicable to ordinary income (in each case expressed as a decimal), whichever is greater.

    TAXABLE INCOME shall have the meaning specified in Section 6 of Appendix A hereto.

    TREASURY BILL shall mean a direct obligation of the U.S.
Government having a maturity at the time of issuance of 364 days or less.

    TREASURY BILL RATE, on any date for any Rate Period, shall mean (a) the bond equivalent yield, calculated in accordance with prevailing industry convention, of the rate on the most recently auctioned Treasury Bill with a remaining maturity closest to the length of the Rate Period, as quoted in The Wall Street Journal on such date for the Business Day next preceding such date or, if the length of the Rate Period exceeds the remaining maturity of any recently auctioned Treasury Bill, the weighted average rate of the most recently auctioned Treasury Bill and Treasury Note with maturities closest to the length of the rate period; or (b) in the event that any such rate is not published in The Wall Street Journal, then the bond equivalent yield, calculated in accordance with prevailing industry convention, as calculated by reference to the arithmetic average of the bid price quotations of the most recently auctioned Treasury Bill with a remaining maturity closest to the length of such Rate Period, or, if the length of the Rate Period exceeds the remaining maturity of any recently auctioned Treasury bill, the weighted average rate of the most recently auctioned Treasury Bill and Treasury Note with maturities closest to the length of the rate period as determined by bid price quotations as of the close of business on the Business Day immediately preceding such date obtained from the U.S. Government Securities Dealers to the Auction Agent.

    TREASURY NOTE shall mean a direct obligation of the U.S.
Government having a maturity at the time of issuance of five years or less but more than 364 days.

    TREASURY NOTE RATE, on any date for any Rate Period, shall mean (a) the yield on the most recently auctioned Treasury Note with a remaining maturity closest to the length of such Rate Period, as quoted in The Wall Street Journal on such date for the Business Day next preceding such date; or (b) in the event that any such rate is not published in The Wall Street Journal, then the yield as calculated by reference to the arithmetic average of the bid price quotations of the most recently auctioned Treasury Note with a remaining maturity closest to the length of such Rate Period, as determined by bid price quotations as of the close of business on the Business Day immediately preceding such date obtained from the U.S. Government Securities Dealers to the Auction Agent. If any U.S. Government Securities Dealer does not quote a rate required to determine the Treasury Bill Rate or the Treasury Note Rate, the Treasury Bill Rate or the Treasury Note Rate shall be determined on the basis of the quotation or quotations furnished by the remaining U.S. Government Securities Dealer or U.S. Government Securities Dealers and any Substitute U.S. Government Securities Dealers selected by the Corporation to provide such rate or rates not being supplied by any U.S. Government Securities Dealer or U.S. Government Securities Dealers, as the case may be, or, if the Corporation does not select any such Substitute U.S. Government Securities Dealer or Substitute U.S. Government Securities Dealers, by the remaining U.S. Government Securities Dealer or U.S. Government Securities Dealers.

    U.S. GOVERNMENT SECURITIES DEALER shall mean Lehman Government Securities Incorporated, Goldman, Sachs & Co., Salomon Brothers Inc. Morgan Guaranty Trust Company of New York and any other U.S. Government Securities dealer selected by the Corporation as to which Moody's shall not have objected or their respective affiliates or successors, if such entity is a U.S. Government securities dealer.

    VALUATION DATE shall mean, for purposes of determining whether the Corporation is maintaining the Preferred Shares Basic
Maintenance Amount, each Business Day.

    VOLATILITY FACTOR shall mean, as of any Valuation Date, the greater of the Moody's Volatility Factor and the S&P Volatility
Factor.

    VOTING PERIOD shall have the meaning specified in paragraph
(b) of Section 5 of Part I of these Articles.

    WINNING BID RATE shall have the meaning specified in paragraph (a) of Section 3 of Part II of these Articles.

Any additional definitions specifically set forth in Section 1 of Appendix A hereto shall be incorporated herein and made part hereof by reference thereto.

                             PART I

1. NUMBER OF AUTHORIZED SHARES. The number of authorized shares constituting a series of Preferred Shares shall be as set forth with respect to such series in "Designation" above.

2. DIVIDENDS.

    (a) RANKING. The shares of each series of Preferred Shares shall rank on a parity with each other, with shares of any other series of Preferred Shares and with shares of any other series of Preferred Stock as to the payment of dividends by the Corporation.

    (b) CUMULATIVE CASH DIVIDENDS. The Holders of shares of any series of Preferred Shares shall be entitled to receive, when, as and if authorized by the Board of Directors and declared by the Corporation, out of funds legally available therefor in accordance with the Charter and applicable law, cumulative cash dividends at the Applicable Rate for shares of such series, and no more (except to the extent set forth in Section 3 of this Part
I), payable on the Dividend Payment Dates with respect to shares of such series. Holders of shares of any series of Preferred Shares shall not be entitled to any dividend, whether payable in cash, property or shares, in excess of full cumulative dividends, as herein provided, on Preferred Shares. No interest, or sum of money in lieu of interest, shall be payable in respect of any dividend payment or payments on Preferred Shares which may be in arrears, and, except to the extent set forth in subparagraph
(e)(i) of this Section 2, no additional sum of money shall be payable in respect of any such arrearage.

    (c) DIVIDENDS CUMULATIVE FROM DATE OF ORIGINAL ISSUE.
Dividends on shares of any series of Preferred Shares shall accumulate at the Applicable Rate for shares of such series from the Date of Original Issue thereof.

    (d) DIVIDEND PAYMENT DATES AND ADJUSTMENT THEREOF. The Dividend Payment Dates with respect to any series of Preferred Shares shall be as set forth with respect to shares of such series in Section 8 of Appendix A; provided, however, that:

         (i) (A) in the case of the Preferred Shares Series M, if the Tuesday on which dividends would otherwise be payable on shares of such series is not a Business Day, then such dividends shall be payable on such shares on the first Business Day that falls after that day and (B) in the case of the Preferred Shares Series T, if the Wednesday on which dividends would otherwise be payable on shares of such series is not a Business Day, then such dividends shall be payable on such shares on the first Business Day that falls after that day,; and

         (ii) notwithstanding "Designation" above, the Corporation in its discretion may establish the Dividend Payment Dates in respect of any Special Rate Period of any series of Preferred Shares consisting of more than 28 Rate Period Days; provided, however, that such dates shall be set forth in the Notice of Special Rate Period relating to such Special Rate Period, as delivered to the Auction Agent, which Notice of Special Rate Period shall be filed with the Secretary of the Corporation; and further provided that (A) any such Dividend Payment Date shall be a Business Day and (B) the last Dividend Payment Date in respect of such Special Rate Period shall be the Business Day immediately following the last day thereof, as such last day is determined in accordance with paragraph (b) of
Section 4 of this Part I.

    (e) APPLICABLE RATES AND CALCULATION OF DIVIDENDS.

         (i) APPLICABLE RATES. The Applicable Rate on shares of any series of Preferred Shares during the period from and after the Date of Original Issue of shares of such series to and including the last day of the Initial Rate Period of shares of such series shall be equal to the rate per annum set forth with respect to shares of such series under Designation above. For each Subsequent Rate Period of shares of such series thereafter, the Applicable Rate on shares of such series shall be equal to the rate per annum that results from an Auction for shares of such series on the Auction Date next preceding such Subsequent Rate Period; provided, however, that if:

              (A) an Auction for any such Subsequent Rate Period is not held for any reason other than as described below, the Applicable Rate on shares of such series for such Subsequent Rate Period will be the Maximum Rate for shares of such series on the Auction Date therefor;

              (B) any Failure to Deposit shall have occurred with respect to shares of such series during any Rate Period thereof (other than any Special Rate Period consisting of more than 364 Rate Period Days or any Rate Period succeeding any Special Rate Period consisting of more than 364 Rate Period Days during which a Failure to Deposit occurred that has not been cured), but, prior to 12:00 Noon, New York City time, on the third Business Day next succeeding the date on which such Failure to Deposit occurred, such Failure to Deposit shall have been cured in accordance with paragraph (f) of this Section 2 and the Corporation shall have paid to the Auction Agent a Late Charge equal to the sum of (1) if such Failure to Deposit consisted of the failure timely to pay to the Auction Agent the full amount of dividends with respect to any Dividend Period of the shares of such series, an amount computed by multiplying (I) 200% of the Reference Rate for the Rate Period during which such Failure to

Deposit occurs on the Dividend Payment Date for such Dividend Period by (II) a fraction, the numerator of which shall be the number of days for which such Failure to Deposit has not been cured in accordance with paragraph (f) of this Section 2 (including the day such Failure to Deposit occurs and excluding the day such Failure to Deposit is cured) and the denominator of which shall be 360, and applying the rate obtained against the aggregate Liquidation Preference of the outstanding shares of such series and (2) if such Failure to Deposit consisted of the failure timely to pay to the Auction Agent the Redemption Price of the shares, if any, of such series for which Notice of Redemption has been mailed by the Corporation pursuant to paragraph (c) of Section 11 of this Part I, an amount computed by multiplying (I) 200% of the Reference Rate for the Rate Period during which such Failure to Deposit occurs on the redemption date by (II) a fraction, the numerator of which shall be the number of days for which such Failure to Deposit is not cured in accordance with paragraph (f) of this Section 2 (including the day such Failure to Deposit occurs and excluding the day such Failure to Deposit is cured) and the denominator of which shall be 360, and applying the rate obtained against the aggregate Liquidation Preference of the outstanding shares of such series to be redeemed, no Auction will be held in respect of shares of such series for the Subsequent Rate Period thereof and the Applicable Rate for shares of such series for such Subsequent Rate Period will be the Maximum Rate for shares of such series on the Auction Date for such Subsequent Rate Period;

              (C) any Failure to Deposit shall have occurred with respect to shares of such series during any Rate Period thereof (other than any Special Rate Period consisting of more than 364 Rate Period Days or any Rate Period succeeding any Special Rate Period consisting of more than 364 Rate Period Days during which a Failure to Deposit occurred that has not been cured), and, prior to 12:00 Noon, New York City time, on the third Business Day next succeeding the date on which such Failure to Deposit occurred, such Failure to Deposit shall not have been cured in accordance with paragraph (f) of this Section 2 or the Corporation shall not have paid the applicable Late Charge to the Auction Agent, no Auction will be held in respect of shares of such series for the first Subsequent Rate Period thereof thereafter (or for any Rate Period thereof thereafter to and including the Rate Period during which (1) such Failure to Deposit is cured in accordance with paragraph (f) of this Section 2 and (2) the Corporation pays the applicable Late Charge to the Auction Agent (the condition set forth in this clause (2) to apply only in the event Moody's is rating such shares at the time the Corporation cures such Failure to Deposit), in each case no later than 12:00 Noon, New York City time, on the fourth Business Day prior to the end of such Rate Period), and the Applicable Rate for shares of such series for each such Subsequent Rate

Period shall be a rate per annum equal to the Maximum Rate for shares of such series on the Auction Date for such Subsequent Rate Period (but with the prevailing rating for shares of such series, for purposes of determining such Maximum Rate, being deemed to be "Below 'ba3'/BB2"); or

              (D) any Failure to Deposit shall have occurred with respect to shares of such series during a Special Rate Period thereof consisting of more than 364 Rate Period Days, or during any Rate Period thereof succeeding any Special Rate Period consisting of more than 364 Rate Period Days during which a Failure to Deposit occurred that has not been cured, and, prior to 12:00 Noon, New York City time, on the fourth Business Day preceding the Auction Date for the Rate Period subsequent to such Rate Period, such Failure to Deposit shall not have been cured in accordance with paragraph (f) of this Section 2 or, in the event Moody's is then rating such shares, the Corporation shall not have paid the applicable Late Charge to the Auction Agent (such Late Charge, for purposes of this subparagraph (D), to be calculated by using, as the Reference Rate, the Reference Rate applicable to a Rate Period (1) consisting of more than 182 Rate Period Days but fewer than 365 Rate Period Days and (2) commencing on the date on which the Rate Period during which Failure to Deposit occurs commenced), no Auction will be held in respect of shares of such series for such Subsequent Rate Period (or for any Rate Period thereof thereafter to and including the Rate Period during which (I) such Failure to Deposit is cured in accordance with paragraph (f) of this Section 2 and (II) the Corporation pays the applicable Late Charge to the Auction Agent (the condition set forth in this clause (II) to apply only in the event Moody's is rating such shares at the time the Corporation cures such Failure to Deposit), in each case no later than 12:00 Noon, New York City time, on the fourth Business Day prior to the end of such Rate Period), and the Applicable Rate for shares of such series for each such Subsequent Rate Period shall be a rate per annum equal to the Maximum Rate for shares of such series on the Auction Date for such Subsequent Rate Period (but with the prevailing rating for shares of such series, for purposes of determining such Maximum Rate, being deemed to be "Below 'ba3'/BB2") (the rate per annum at which dividends are payable on the Preferred Shares for any Rate Period thereof being herein referred to as the Applicable Rate for shares of such series).

         (ii) CALCULATION OF DIVIDENDS. The amount of dividends per share payable on any series of Preferred Shares on any date on which dividends shall be payable on shares of such series shall be computed by multiplying the Applicable Rate for shares of such series in effect for such Dividend Period or Dividend Periods or part thereof for which dividends have not been paid by a fraction, the numerator of which shall be the number of days in such Dividend Period or Dividend Periods or part thereof and the denominator of which shall be 365 if such Dividend Period consists of 7 Rate Period Days and 360 for all other Dividend Periods, and applying the rate obtained against $25,000.

    (f) CURING A FAILURE TO DEPOSIT. A Failure to Deposit with respect to any series of Preferred Shares shall have been cured (if such Failure to Deposit is not solely due to the willful failure of the Corporation to make the required payment to the Auction Agent) with respect to any Rate Period of shares of such series if, within the respective time periods described in subparagraph (e)(i) of this Section 2, the Corporation shall have paid to the Auction Agent (i) all accumulated and unpaid dividends on shares of such series and (ii) without duplication, the Redemption Price for shares, if any, of such series for which Notice of Redemption has been mailed by the Corporation pursuant to paragraph (c) of Section 11 of Part I of these Articles; provided, however, that the foregoing clause (ii) shall not apply to the Corporation's failure to pay the Redemption Price in respect of Preferred Shares when the related Redemption Notice provides that redemption of such shares is subject to one or more conditions precedent and any such condition precedent shall not have been satisfied at the time or times and in the manner specified in such Notice of Redemption.

    (g) DIVIDEND PAYMENTS BY CORPORATION TO AUCTION AGENT. The Corporation shall pay to the Auction Agent, not later than 12:00 Noon, New York City time, on the Business Day next preceding each Dividend Payment Date for any series of Preferred Shares, an aggregate amount of funds available on the next Business Day in The City of New York, New York, equal to the dividends to be paid to all Holders of shares of such series on such Dividend Payment Date.

    (h) AUCTION AGENT AS TRUSTEE OF DIVIDEND PAYMENTS BY CORPORATION. All moneys paid to the Auction Agent for the payment of dividends (or for the payment of any Late Charge) shall be held in trust for the payment of such dividends (and any such Late Charge) by the Auction Agent for the benefit of the Holders. Any moneys paid to the Auction Agent in accordance with the foregoing but not applied by the Auction Agent to the payment of dividends (and any such Late Charge) will, upon request to the extent permitted by law, be repaid to the Corporation at the end of 90 days from the date on which such moneys were so to have been applied.

    (i) DIVIDENDS PAID TO HOLDERS.  Each dividend on Preferred
Shares shall be paid on the Dividend Payment Date therefor to the Holders on the Business Day next preceding such Dividend Payment
Date.

    (j) DIVIDENDS CREDITED AGAINST EARLIEST ACCUMULATED BUT UNPAID DIVIDENDS. Any dividend payment made on Preferred Shares shall first be credited against the earliest accumulated but unpaid dividends due with respect to such shares. Dividends in arrears for any past Dividend Period may be declared and paid at any time, without reference to any regular Dividend Payment Date, to the Holders on such date, not exceeding 15 days preceding the payment date thereof, as may be fixed by the Board of Directors.

    (k) DIVIDENDS DESIGNATED AS EXEMPT-INTEREST DIVIDENDS. Dividends on Preferred Shares shall be designated as exempt-interest dividends up to the amount of tax-exempt income of the Corporation, to the extent permitted by, and for purposes of,
Section 852 of the Code.

3. GROSS-UP PAYMENTS. Holders shall be entitled to receive, when, as and if declared by the Board of Directors, out of funds legally available therefor, dividends in an amount equal to the aggregate Gross-up Payments as follows:

    (a) MINIMUM RATE PERIODS AND SPECIAL RATE PERIODS OF 28 RATE PERIOD DAYS OR FEWER. If, in the case of any Minimum Rate Period or any Special Rate Period of 28 Rate Period Days or fewer, the Corporation allocates any net capital gains or other income taxable for Federal income tax purposes to a dividend paid on Preferred Shares without having given advance notice thereof to the Auction Agent as provided in Section 5 of Part II of the Articles (a "Taxable Allocation") solely by reason of the fact that such allocation is made retroactively as a result of the redemption of all or a portion of the outstanding Preferred Shares or the liquidation of the Corporation, the Corporation shall, prior to the end of the calendar year in which such dividend was paid, provide notice thereof to the Auction Agent and direct the Corporation's dividend disbursing agent to send such notice with a Gross-up Payment to each Holder of such shares that was entitled to such dividend payment during such calendar year at such Holder's address.

         (b) SPECIAL RATE PERIODS OF MORE THAN 28 RATE PERIOD DAYS. If, in the case of any Special Rate Period of more than 28 Rate Period Days, the Corporation makes a Taxable Allocation to a dividend paid on Preferred Shares, the Corporation shall, prior to the end of the calendar year in which such dividend was paid, provide notice thereof to the Auction Agent and direct the Corporation's dividend disbursing agent to send such notice with a Gross-up Payment to each Holder that was entitled to such dividend payment during such calendar year.

    (c) NO GROSS-UP PAYMENTS IN THE EVENT OF A REALLOCATION. The
Corporation shall not be required to make Gross-up Payments with respect to any net capital gains or other taxable income determined by the Internal Revenue Service to be allocable in a manner different from that allocated by the Corporation.

4. DESIGNATION OF SPECIAL RATE PERIODS.

    (a) LENGTH OF AND PRECONDITIONS FOR SPECIAL RATE PERIOD. The Corporation, at its option, may designate any succeeding Subsequent Rate Period of any series of Preferred Shares as a Special Rate Period consisting of a specified number of Rate Period Days evenly divisible by seven and not more than 1,820, provided, however, that such Special Rate Period may consist of a number of Rate Period days not evenly divisible by seven if all series of Preferred Shares are to be redeemed at the end of the Special Rate Period, subject to adjustment as provided in paragraph (b) of this Section 4. A designation of a Special Rate Period shall be effective only if (i) notice thereof shall have been given in accordance with paragraph (c) and subparagraph
(d)(i) of this Section 4, (ii) an Auction for shares of such series shall have been held on the Auction Date immediately preceding the first day of such proposed Special Rate Period and Sufficient Clearing Bids for shares of such series shall have existed in such Auction, and (iii) if any Notice of Redemption shall have been mailed by the Corporation pursuant to paragraph
(c) of Section 11 of this Part I with respect to any shares of such series, the Redemption Price with respect to such shares shall have been deposited with the Auction Agent. In the event the Corporation wishes to designate any succeeding Subsequent Rate Period for any series of Preferred Shares as a Special Rate Period consisting of more than 28 Rate Period Days, the Corporation shall notify S&P (if S&P is then rating such series) and Moody's (if Moody's is then rating such series) in advance of the commencement of such Subsequent Rate Period that the Corporation wishes to designate such Subsequent Rate Period as a Special Rate Period and shall provide S&P (if S&P is then rating such series) and Moody's (if Moody's is then rating such series) with such documents as either may request.

    (b) ADJUSTMENT OF LENGTH OF SPECIAL RATE PERIOD. In the event the Corporation wishes to designate a Subsequent Rate Period as a Special Rate Period, but the day following what would otherwise be the last day of such Special Rate Period is not (i) a Tuesday that is a Business Day in the case of the Preferred Shares Series M or (ii) a Wednesday that is a Business Day in the case of the Preferred Shares Series T, then the Corporation shall designate such Subsequent Rate Period as a Special Rate Period consisting of the period commencing on the first day following the end of the immediately preceding Rate Period and ending (A) on the first Monday that is followed by a Tuesday that is a Business Day preceding what would otherwise be such last day, in the case of Preferred Shares Series M or (B) on the first Tuesday that is followed by a Wednesday that is a Business Day preceding what would otherwise be such last day, in the case of Preferred Shares Series T.

    (c) NOTICE OF PROPOSED SPECIAL RATE PERIOD. If the Corporation proposes to designate any succeeding Subsequent Rate Period of any series of Preferred Shares as a Special Rate Period pursuant to paragraph (a) of this Section 4, not less than 20 nor more than 30 days prior to the date the Corporation proposes to designate as the first day of such Special Rate Period (which shall be such day that would otherwise be the first day of a Minimum Rate Period), notice shall be (i) published or caused to be published by the Corporation in a newspaper of general circulation to the financial community in The City of New York, New York, which carries financial news, and (ii) mailed by the Corporation by first-class mail, postage prepaid, to the Holders of shares of such series. Each such notice shall state (A) that the Corporation may exercise its option to designate a succeeding Subsequent Rate Period of shares of such series as a Special Rate Period, specifying the first day thereof and (B) that the Corporation will, by 11:00 A.M., New York City time, on the second Business Day next preceding such date notify the Auction Agent of either (1) its determination, subject to certain conditions, to exercise such option, in which case the Corporation shall specify the Special Rate Period designated, or
(2) its determination not to exercise such option.

    (d) NOTICE OF SPECIAL RATE PERIOD. No later than 11:00 A.M., New York City time, on the second Business Day next preceding the first day of any proposed Special Rate Period of any series of Preferred Shares as to which notice has been given as set forth in paragraph (c) of this Section 4, the Corporation shall deliver to the Auction Agent either:

         (i) a notice ("Notice of Special Rate Period") stating
(A) that the Corporation has determined to designate the next succeeding Rate Period of shares of such series as a Special Rate Period, specifying the same and the first day thereof, (B) the Auction Date immediately prior to the first day of such Special Rate Period, (C) that such Special Rate Period shall not commence if (1) an Auction for shares of such series shall not be held on such Auction Date for any reason or (2) an Auction for shares of such series shall be held on such Auction Date but Sufficient Clearing Bids for shares of such series shall not exist in such Auction, (D) the scheduled Dividend Payment Dates for shares of such series during such Special Rate Period and (E) the Special Redemption Provisions, if any, applicable to shares of such series in respect of such Special Rate Period, such notice to be accompanied by a Preferred Shares Basic Maintenance Report showing that, as of the third Business Day next preceding such proposed Special Rate Period, Moody's Eligible Assets (if Moody's is then rating such series) and S&P Eligible Assets (if S&P is then rating such series) each have an aggregate Discounted Value at least equal to the Preferred Shares Basic Maintenance Amount as of such Business Day (assuming for purposes of the foregoing calculation that (I) the Maximum Rate is the Maximum Rate on such Business Day as if such Business Day were the Auction Date for the proposed Special Rate Period, and (II) the Moody's Discount Factors applicable to Moody's Eligible Assets are determined by reference to the first Exposure Period longer than the Exposure Period then applicable to the Corporation, as described in the definition of Moody's Discount Factor herein); or

         (ii) a notice stating that the Corporation has determined not to exercise its option to designate a Special Rate
Period of shares of such series and that the next succeeding Rate
Period of shares of such series shall be a Minimum Rate Period.

    (e) FAILURE TO DELIVER NOTICE OF SPECIAL RATE PERIOD. If the Corporation fails to deliver either of the notices described in subparagraphs (d)(i) or (d)(ii) of this Section 4 (and, in the case of the notice described in subparagraph (d)(i) of this
Section 4, a Preferred Shares Basic Maintenance Report to the effect set forth in such subparagraph (if either Moody's or S&P is then rating the series in question)) with respect to any designation of any proposed Special Rate Period to the Auction Agent by 11:00 A.M., New York City time, on the second Business Day next preceding the first day of such proposed Special Rate Period, the Corporation shall be deemed to have delivered a notice to the Auction Agent with respect to such Special Rate Period to the effect set forth in subparagraph (d)(ii) of this
Section 4. In the event the Corporation delivers to the Auction Agent a notice described in subparagraph (d)(i) of this Section 4, it shall file a copy of such notice with the Secretary of the Corporation, and the contents of such notice shall be binding on the Corporation. In the event the Corporation delivers to the Auction Agent a notice described in subparagraph (d)(ii) of this
Section 4, the Corporation will provide Moody's (if Moody's is then rating the series in question) and S&P (if S&P is then rating the series in question) a copy of such notice.

5. VOTING RIGHTS.

    (a) ONE VOTE PER PREFERRED SHARE. Except as otherwise provided in the Charter or as otherwise required by law, (i) each Holder shall be entitled to one vote for each Preferred Share held by such Holder on each matter submitted to a vote of stockholders of the Corporation, and (ii) the Holders and holders of outstanding Preferred Stock and of Common Stock shall vote together as a single class; provided, however, that the Holders and holders of outstanding Preferred Stock shall be entitled, as a class, to the exclusion of the holders of all other securities and classes of shares of Common Stock of the Corporation, to elect two Directors of the Corporation, each share of Preferred Stock, including each Preferred Share, entitling the holder thereof to one vote. Subject to paragraph (b) of this Section 5, the holders of outstanding Common Stock and Preferred Stock, including the Holders, voting together as a single class, shall elect the balance of the Directors.

    (b) VOTING FOR ADDITIONAL DIRECTORS.

         (i) VOTING PERIOD. During any period in which any one or more of the conditions described in subparagraphs (A) or (B) of this subparagraph (b)(i) shall exist (such period being referred to herein as a "Voting Period"), the number of Directors constituting the Board of Directors shall be automatically increased by the smallest number that, when added to the two Directors elected exclusively by the Holders and holders of Preferred Stock, would constitute a majority of the Board of Directors as so increased by such, smallest number; and the Holders and holders of Preferred Stock, shall be entitled, voting as a class on a one-vote-per-share basis (to the exclusion of the holders of all other securities, including all other classes or series of stock, of the Corporation), to elect such smallest number of additional Directors, together with the two Directors that such holders are in any event entitled to elect. A Voting Period shall commence:

              (A) if at the close of business on any Dividend Payment Date accumulated dividends (whether or not earned or declared) on any outstanding share of Preferred Stock, including Preferred Shares, equal to at least two full years' dividends shall be due and unpaid and sufficient cash or specified securities shall not have been deposited with the Auction Agent for the payment of such accumulated dividends; or

              (B) if at any time Holders and holders of Preferred
Stock are entitled under the 1940 Act to elect a majority of the Directors of the Corporation.

         Upon the termination of a Voting Period, the voting rights described in this subparagraph (b)(i) shall cease, subject always, however, to the revesting of such voting rights in the Holders and holders of Preferred Stock upon the further occurrence of any of the events described in this subparagraph
(b)(i).

         (ii) NOTICE OF SPECIAL MEETING. As soon as practicable after the accrual of any right of the Holders and holders of Preferred Stock to elect additional Directors as described in subparagraph (b)(i) of this Section 5, the Corporation shall notify the Auction Agent and the Auction Agent shall call a special meeting of such holders, by mailing a notice of such special meeting to such holders, such meeting to be held not less than 10 nor more than 20 days after the date of mailing of such notice. If the Corporation fails to send such notice to the Auction Agent or if the Auction Agent does not call such a special meeting, it may be called by any such holder on like notice. The record date for determining the holders entitled to notice of and to vote at such special meeting shall be the close of business on the fifth Business Day preceding the day on which such notice is mailed. At any such special meeting and at each meeting of Holders and holders of Preferred Stock held during a Voting Period at which Directors are to be elected, such holders, voting together as a class (to the exclusion of the holders of all other securities, including all other classes or series of stock, of the Corporation), shall be entitled to elect the number of Directors prescribed in subparagraph (b)(i) of this Section 5 on a one-vote-per-share basis.

         (iii) TERMS OF OFFICE OF EXISTING DIRECTORS. The terms of office of all persons who are Directors of the Corporation at the time of a special meeting of Holders and holders of other Preferred Stock to elect Directors shall continue, notwithstanding the election at such meeting by the Holders and such other holders of the number of Directors that they are entitled to elect, and the persons so elected by the Holders and such other holders, together with the two incumbent Directors elected by the Holders and such other holders of Preferred Stock and the remaining incumbent Directors elected by the holders of the Common Stock, shall constitute the duly elected Directors of the Corporation.

         (iv) TERMS OF OFFICE OF CERTAIN DIRECTORS TO TERMINATE UPON TERMINATION OF VOTING PERIOD. Simultaneously with the termination of a Voting Period, the terms of office of the additional Directors elected by the Holders and holders of other Preferred Stock pursuant to subparagraph (b)(i) of this Section 5 shall terminate, the number of Directors constituting the Board of Directors shall decrease accordingly, the remaining Directors shall constitute the Directors of the Corporation and the voting rights of the Holders and such other holders to elect additional Directors pursuant to subparagraph (b)(i) of this Section 5 shall cease, subject to the provisions of the last sentence of subparagraph (b)(i) of this Section 5.

    (c) HOLDERS OF PREFERRED SHARES TO VOTE ON CERTAIN OTHER
MATTERS.

         (i) INCREASES IN CAPITALIZATION. So long as any Preferred Shares are outstanding, the Corporation shall not, without the affirmative vote or consent of the Holders of a majority of the outstanding Preferred Shares, determined with reference to a "majority of outstanding voting securities" as that term is defined in Section 2(a)(42) of the 1940 Act, voting separately as one class: (A) authorize, create or issue any class or series of stock ranking prior to or on a parity with the Preferred Shares with respect to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Corporation, or authorize, create or issue additional shares of any series of Preferred Shares (except that, notwithstanding the foregoing, but subject to the provisions of paragraph (c) of Section 10 of this Part I, the Board of Directors, without the vote or consent of the Holders, may from time to time authorize and create, and the Corporation may from time to time issue, shares of any classes or series of Preferred Stock (including Preferred Shares) ranking on a parity with the Preferred Shares with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Corporation; provided, however, that if Moody's or S&P is not then rating the Preferred Shares, the aggregate liquidation preference of all Preferred Shares of the Corporation outstanding after any such issuance, exclusive of accumulated and unpaid dividends, may not exceed the amount set forth in Section 5 of Appendix A hereto),
(B) amend, alter or repeal the provisions of the Charter, or these Articles, whether by merger, consolidation or otherwise, so as to affect any preference, right or power of such Preferred Shares or the Holders thereof; provided, however, that (1) none of the actions permitted by the exception to (A) above will be deemed to affect such preferences, rights or powers, (2) a division of Preferred Shares will be deemed to affect such preferences, rights or powers only if the terms of such division adversely affect the Holders and (3) the authorization, creation and issuance of classes or series of shares ranking junior to the Preferred Shares with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Corporation, will be deemed to affect such preferences, rights or powers only if Moody's or S&P is then rating the Preferred Shares and such issuance would, at the time thereof, cause the Corporation not to satisfy the 1940 Act Preferred Shares Asset Coverage or the Preferred Shares Basic Maintenance Amount, or (c) file a voluntary application for relief under Federal bankruptcy law or any similar application under state law for so long as the Corporation is solvent and does not foresee becoming insolvent.

         (ii) 1940 ACT MATTERS. Unless a higher percentage is provided for in the Charter, (A) the affirmative vote of the Holders of 75% of the outstanding Preferred Shares, voting as a separate class, shall be required to approve any conversion of the Corporation from a closed-end to an open-end investment company and (B) the affirmative vote of the Holders of a majority of the outstanding Preferred Shares, voting separately as a class, shall be required to approve any plan of reorganization

(as such term is used in the 1940 Act) adversely affecting such shares. The affirmative vote of the Holders of a majority of the outstanding Preferred Shares, voting separately as a class, shall be required to approve any action not described in the first sentence of this Section 5(c)(ii) requiring a vote of security holders of the Corporation under Section 13(a) of the 1940 Act. For purposes of the foregoing, majority of the outstanding Preferred Shares is determined with reference to a "majority of outstanding voting securities" as that term is defined in Section 2(a)(42) of the 1940 Act. In the event a vote of Holders of Preferred Shares is required pursuant to the provisions of
Section 13(a) of the 1940 Act, the Corporation shall, not later than ten Business Days prior to the date on which such vote is to be taken, notify Moody's (if Moody's is then rating the Preferred Shares) and S&P (if S&P is then rating the Preferred Shares) that such vote is to be taken and the nature of the action with respect to which such vote is to be taken. The Corporation shall, not later than ten Business Days after the date on which such vote is taken, notify Moody's (if Moody's is then rating the Preferred Shares) of the results of such vote.

         (iii) OTHER MATTERS. (A) Notwithstanding any other provision of the Charter, and subject to the exceptions provided in paragraph (d) of this Section 5(c)(iii), the types of transactions described in paragraph (c) of this Section 5(c)(iii) shall require the affirmative vote of seventy-five percent (75%) of the outstanding Preferred Shares, voting together with the Common Stock when a Principal Shareholder (as defined in paragraph (b) of this Section 5(c)(iii) is a party to the transaction. Such affirmative vote shall be in addition to the vote of the holders of the stock of the Corporation otherwise required by law or any agreement between the Corporation and any national securities exchange.

    (B) The term "Principal Shareholder" shall mean any corporation, person or other entity which is the beneficial owner, directly or indirectly, of more than five percent (5%) of the outstanding shares of stock of the Corporation and shall include any affiliate or associate, as such terms are defined in clause (II) below, of a Principal Shareholder. For the purposes of this Section 5(c)(iii), in addition to the shares of stock which a corporation, person or other entity beneficially owns directly, (1) any corporation, person or other entity shall be deemed to be the beneficial owner of any shares of stock of the Corporation (I) which it has the right to acquire pursuant to any agreement or upon exercise of conversion rights or warrants, or otherwise (but excluding stock options granted by the Corporation) or (II) which are beneficially owned, directly or indirectly (including shares deemed owned through application of clause (I) above), by any other corporation, person or entity with which it or its "affiliate" or "associate" (as defined below) has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting or disposing of stock of the Corporation, or which is its "affiliate" or "associate" as those terms are defined in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended, as in effect from time to time, and (2) the outstanding shares of any class of stock of the Corporation shall include shares deemed owned through application of clauses (I) and (II) above but shall not include any other shares which may be issuable pursuant to any agreement, or upon exercise of conversion rights or warrants, or otherwise.

    (C) This Section 5(c)(iii) shall apply to the following transactions:

         (1) The merger, consolidation or statutory share exchange of the Corporation with or into any Principal
Shareholder.

         (2) The issuance of any securities of the Corporation to any Principal Shareholder for cash except upon
(I) reinvestment of dividends pursuant to a dividend reinvestment plan of the Corporation or (II) issuance of any securities of the Corporation upon the exercise of any stock subscription rights distributed by the Corporation or (III) a public offering by the Corporation registered under the Securities Act of 1933, as amended.

         (3) The sale, lease or exchange of all or any substantial part of the assets of the Corporation to any Principal Shareholder (except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period).

         (4) The sale, lease or exchange to the Corporation or any subsidiary thereof, in exchange for securities of the Corporation, of any assets of any Principal Shareholder (except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purposes of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period).

    (D) The provisions of this Section 5(c)(iii) shall not be applicable to (1) any of the transactions described in Paragraph
(C) of this Section if the Continuing Directors of the Corporation (as defined below) shall by resolution have approved a memorandum of understanding with such Principal Shareholder with respect to and substantially consistent with such transaction, or (2) any such transaction with any corporation of which a majority of the outstanding shares of all classes of stock normally entitled to vote in elections of directors is owned of record or beneficially by the Corporation and its subsidiaries. A "Continuing Director" is a Director who (I) was a Director on the date of the closing of the initial public offering of the Corporation's Common Stock or (II) subsequently became a Director and whose election, or nomination for election by the Corporation's stockholders, was approved by a vote of a majority of the Continuing Directors then on the Board of Directors.

    (E) The Board of Directors shall have the power and duty to determine for the purposes of this Section 5(c)(iii) on the basis of information known to the Corporation, whether (1) a corporation, person or entity beneficially owns more than five percent (5%) of the outstanding shares of any class of stock of the Corporation, (2) a corporation, person or entity is an "affiliate" or "associate" (as defined above) of another, (3) the assets being acquired or leased to or by the Corporation, or any subsidiary thereof, constitute a substantial part of the assets of the Corporation and have an aggregate fair market value of less than $1,000,000, and (4) the memorandum of understanding referred to in Paragraph (D) hereof is substantially consistent with the transaction covered thereby. Any such determination shall be conclusive and binding for all purposes of this Section.

    (F) The liquidation or dissolution of the Corporation and any amendments to the Charter to terminate the Corporation's existence shall require the affirmative vote of seventy-five percent (75%) of the outstanding Preferred Shares voting together with the Common Stock, provided, however, that if a majority of the Continuing Directors shall have approved the liquidation or dissolution of the Corporation, such action shall require the affirmative vote of a majority of the votes entitled to be cast.

    (d) CERTAIN DEFINITIONS DEPENDENT UPON FACTS ASCERTAINABLE OUTSIDE THE CHARTER. The rights of any Preferred Shares or the Holders thereof, including the interpretation or applicability of any or all of the definitions of the terms listed below that were adopted pursuant to ratings agency guidelines, may from time to time be modified by the Board of Directors in its sole discretion based on a determination by the Board of Directors that such action is necessary or appropriate with respect to the Preferred Shares; provided, however, that the Board of Directors receives written confirmation from Moody's (such confirmation being required to be obtained only in the event Moody's is rating the Preferred Shares and in no event being required to be obtained in the case of the definitions of (1) Deposit Securities, Discounted Value, Receivables for Municipal Obligations Sold, Issue Type Category and Other Issues as such terms apply to S&P Eligible Assets and (2) S&P Discount Factor, S&P Eligible Asset, S&P Exposure Period and S&P Volatility Factor) and S&P (such confirmation being required to be obtained only in the event S&P is rating the Preferred Shares and in no event being required to be obtained in the case of the definitions of (I) Discounted Value, Receivables for Municipal Obligations Sold, Issue Type Category and Other Issues as such terms apply to Moody's Eligible Assets, and (II) Moody's Discount Factor, Moody's Eligible Asset, Moody's Exposure Period and Moody's Volatility Factor) that any such modification would not impair the ratings then assigned by Moody's or S&P, as the case may be, to Preferred Shares:

         Deposit Securities          Moody's Volatility Factor
         Discounted Value            1940 Act Cure Date
         Escrowed Bonds              1940 Act Preferred Shares
           Asset Coverage
         Issue Type Category         Other Issues
         Market Value                Quarterly Valuation Date
         Maximum Potential Gross-up
           Payment Liability         Receivables for Municipal
           Obligations Sold
         Preferred Shares Basic
           Maintenance Amount        S&P Discount Factor
         Preferred Shares Basic
           Maintenance Cure Date     S&P Eligible Asset
         Preferred Shares Basic
           Maintenance Report        S&P Exposure Period
         Moody's Discount Factor     S&P Volatility Factor
         Moody's Eligible Asset      Valuation Date
         Moody's Exposure Period     Volatility Factor

    (e) VOTING RIGHTS SET FORTH HEREIN ARE SOLE VOTING RIGHTS.
Unless otherwise required by law, the Holders shall not have any relative rights or preferences or other special rights other than those specifically set forth herein.

    (f) NO PREEMPTIVE RIGHTS OR CUMULATIVE VOTING. The Holders shall have no preemptive rights or rights to cumulative voting.

    (g) VOTING FOR DIRECTORS SOLE REMEDY FOR CORPORATION'S
FAILURE TO PAY DIVIDENDS. In the event that the Corporation fails to pay any dividends on the Preferred Shares, the exclusive remedy of the Holders shall be the right to vote for Directors pursuant to the provisions of this Section 5.

    (h) HOLDERS ENTITLED TO VOTE. For purposes of determining any rights of the Holders to vote on any matter, whether such right is created by these Articles, by the other provisions of the Charter, by statute or otherwise, no Holder shall be entitled to vote any Preferred Shares and no Preferred Shares shall be deemed to be outstanding for the purpose of voting or determining the number of shares required to constitute a quorum if, prior to or concurrently with the time of determination of shares entitled to vote or shares deemed outstanding for quorum purposes, as the case may be, the requisite Notice of Redemption with respect to such shares shall have been mailed as provided in paragraph (c) of Section 11 of this Part I and the Redemption Price for the redemption of such shares shall have been deposited in trust with the Auction Agent for that purpose. None of the Preferred Shares held by the Corporation or any affiliate of the Corporation (except for shares held by a Broker-Dealer that is an affiliate of the Corporation for the account of its customers) shall have any voting rights or be deemed to be outstanding for voting or other purposes.

6. 1940 ACT PREFERRED SHARES ASSET COVERAGE. The Corporation shall maintain, as of the last Business Day of each month in which any Preferred Share is outstanding, the 1940 Act Preferred
Shares Asset Coverage.

7. PREFERRED SHARES BASIC MAINTENANCE AMOUNT.

    (a) So long as Preferred Shares are outstanding, the Corporation shall maintain, on each Valuation Date, and shall verify to its satisfaction that it is maintaining on such Valuation Date, (i) S&P Eligible Assets having an aggregate Discounted Value equal to or greater than the Preferred Shares Basic Maintenance Amount (if S&P is then rating the Preferred Shares) and (ii) Moody's Eligible Assets having an aggregate Discounted Value equal to or greater than the Preferred Shares Basic Maintenance Amount (if Moody's is then rating the Preferred Shares).

    (b) On or before 5:00 P.M., New York City time, on the third Business Day after a Valuation Date on which the Corporation fails to satisfy the Preferred Shares Basic Maintenance Amount, and on the third Business Day after the Preferred Shares Basic Maintenance Cure Date with respect to such Valuation Date, the Corporation shall complete and deliver to S&P (if S&P is then rating the Preferred Shares), Moody's (if Moody's is then rating the Preferred Shares) and the Auction Agent (if either S&P or Moody's is then rating the Preferred Shares) a Preferred Shares Basic Maintenance Report as of the date of such failure or such Preferred Shares Basic Maintenance Cure Date, as the case may be, which will be deemed to have been delivered to the Auction Agent if the Auction Agent receives a copy or telecopy, telex or other electronic transcription thereof and on the same day the Corporation mails to the Auction Agent for delivery on the next Business Day the full Preferred Shares Basic Maintenance Report. The Corporation shall also deliver a Preferred Shares Basic Maintenance Report to (i) the Auction Agent (if either Moody's or S&P is then rating the Preferred Shares) as of (A) the fifteenth day of each month (or, if such day is not a Business Day, the next succeeding Business Day) and (B) the last Business Day of each month, (ii) Moody's (if Moody's is then rating the Preferred Shares) and S&P (if S&P is then rating the Preferred Shares) as of any Quarterly Valuation Date, in each case on or before the third Business Day after such day, and (iii) S&P, if and when requested for any Valuation Date, on or before the third Business Day after such request. A failure by the Corporation to deliver a Preferred Shares Basic Maintenance Report pursuant to the preceding sentence shall be deemed to be delivery of a Preferred Shares Basic Maintenance Report indicating the Discounted Value for all assets of the Corporation is less than the Preferred Shares Basic Maintenance Amount, as of the relevant Valuation Date.

    (c) Within ten Business Days after the date of delivery of a Preferred Shares Basic Maintenance Report in accordance with paragraph (b) of this Section 7 relating to a Quarterly Valuation Date, the Corporation shall cause the Independent Accountant to confirm in writing to S&P (if S&P is then rating the Preferred Shares), Moody's (if Moody's is then rating the Preferred Shares) and the Auction Agent (if either S&P or Moody's is then rating the Preferred Shares) (i) the mathematical accuracy of the calculations reflected in such Report (and in any other Preferred Shares Basic Maintenance Report, randomly selected by the Independent Accountant, that was delivered by the Corporation during the quarter ending on such Quarterly Valuation Date), (ii) that, in such Report (and in such randomly selected Report), the Corporation determined in accordance with these Articles whether the Corporation had, at such Quarterly Valuation Date (and at the Valuation Date addressed in such randomly-selected Report), S&P Eligible Assets (if S&P is then rating the Preferred Shares) of an aggregate Discounted Value at least equal to the Preferred Shares Basic Maintenance Amount and Moody's Eligible Assets (if Moody's is then rating the Preferred Shares) of an aggregate Discounted Value at least equal to the Preferred Shares Basic Maintenance Amount, (iii) that, in such Report (and in such randomly selected Report), the Corporation determined whether the Corporation had, at such Quarterly Valuation Date (and at the Valuation Date addressed in such randomly selected Report) in accordance with these Articles, S&P Eligible Assets of an aggregate Discounted Value at least equal to the Preferred Shares Basic Maintenance Amount and Moody's Eligible Assets of an aggregate Discounted Value at least equal to the Preferred Shares Basic Maintenance Amount, (iv) with respect to the S&P ratings on Municipal Obligations, the issuer name, issue size and coupon rate listed in such Report, that the Independent Accountant has requested that S&P verify such information and the Independent Accountant shall provide a listing in its letter of any differences, (v) with respect to the Moody's ratings on Municipal Obligations, the issuer name, issue size and coupon rate listed in such Report, that such information has been verified by Moody's (in the event such information is not verified by

Moody's, the Independent Accountant will inquire of Moody's what such information is, and provide a listing in its letter of any differences), (vi) with respect to the bid or mean price (or such alternative permissible factor used in calculating the Market Value) provided by the custodian of the Corporation's assets to the Corporation for purposes of valuing securities in the Corporation's portfolio, the Independent Accountant has traced the price used in such Report to the bid or mean price listed in such Report as provided to the Corporation and verified that such information agrees (in the event such information does not agree, the Independent Accountant will provide a listing in its letter of such differences) and (vii) with respect to such confirmation to Moody's and S&P, that the Corporation has satisfied the requirements of Section 13 of these Articles (such confirmation is herein called the "Accountant's Confirmation").

    (d) Within ten Business Days after the date of delivery of a Preferred Shares Basic Maintenance Report in accordance with paragraph (b) of this Section 7 relating to any Valuation Date on which the Corporation failed to satisfy the Preferred Shares Basic Maintenance Amount, and relating to the Preferred Shares Basic Maintenance Cure Date with respect to such failure to satisfy the Preferred Shares Basic Maintenance Amount, the Corporation shall cause the Independent Accountant to provide to S&P (if S&P is then rating the Preferred Shares), Moody's (if Moody's is then rating the Preferred Shares) and the Auction Agent (if either S&P or Moody's is then rating the Preferred Shares) an Accountant's Confirmation as to such Preferred Shares Basic Maintenance Report.

    (e) If any Accountant's Confirmation delivered pursuant to paragraph (c) or (d) of this Section 7 shows that an error was made in the Preferred Shares Basic Maintenance Report for a particular Valuation Date for which such Accountant's Confirmation was required to be delivered, or shows that a lower aggregate Discounted Value for the aggregate of all S&P Eligible Assets (if S&P is then rating the Preferred Shares) or Moody's Eligible Assets (if Moody's is then rating the Preferred Shares), as the case may be, of the Corporation was determined by the Independent Accountant, the calculation or determination made by such Independent Accountant shall be final and conclusive and shall be binding on the Corporation, and the Corporation shall accordingly amend and deliver the Preferred Shares Basic Maintenance Report to S&P (if S&P is then rating the Preferred Shares), Moody's (if Moody's is then rating the Preferred Shares) and the Auction Agent (if either S&P or Moody's is then rating the Preferred Shares) promptly following receipt by the Corporation of such Accountant's Confirmation.

    (f) On or before 5:00 p.m., New York City time, on the first
Business Day after the Date of Original Issue of Preferred

Shares, the Corporation shall complete and deliver to S&P (if S&P is then rating the Preferred Shares) and Moody's (if Moody's is then rating the Preferred Shares) a Preferred Shares Basic Maintenance Report as of the close of business on such Date of Original Issue. Within five Business Days of such Date of Original Issue, the Corporation shall cause the Independent Accountant to confirm in writing to S&P (if S&P is then rating the Preferred Shares) (i) the mathematical accuracy of the calculations reflected in such Report and (ii) that the Discounted Value of S&P Eligible Assets reflected thereon equals or exceeds the Preferred Shares Basic Maintenance Amount reflected thereon.

    (g) On or before 5:00 p.m., New York City time, on the third Business Day after either (i) the Corporation shall have redeemed Common Stock or (ii) the ratio of the Discounted Value of S&P Eligible Assets or the Discounted Value of Moody's Eligible Assets to the Preferred Shares Basic Maintenance Amount is less than or equal to 105% or (iii) whenever requested by Moody's and S&P, the Corporation shall complete and deliver to S&P (if S&P is then rating the Preferred Shares) or Moody's (if Moody's is then rating the Preferred Shares), as the case may be, a Preferred Shares Basic Maintenance Report as of the date of either such event.

8. [RESERVED].

9. RESTRICTIONS ON DIVIDENDS AND OTHER DISTRIBUTIONS.

    (a) DIVIDENDS ON PREFERRED STOCK OTHER THAN PREFERRED SHARES. Except as set forth in the next sentence and in paragraph (c) of this Section 9, no dividends shall be declared or paid or set apart for payment on the shares of any class or series of shares of Preferred Stock ranking, as to the payment of dividends, on a parity with the Preferred Shares for any period unless full cumulative dividends have been or contemporaneously are declared and paid on each series of Preferred Shares through its most recent Dividend Payment Date. When dividends are not paid in full upon the each series of Preferred Shares through its most recent Dividend Payment Date or upon the shares of any other class or series of shares of Preferred Stock ranking on a parity as to the payment of dividends with the Preferred Shares through their most recent respective dividend payment dates, all dividends declared upon the Preferred Shares and any other such class or series of shares of Preferred Stock ranking on a parity as to the payment of dividends with the Preferred Shares shall be declared pro rata so that the amount of dividends declared per share on the Preferred Shares and such other class or series of shares of Preferred Stock shall in all cases bear to each other the same ratio that accumulated dividends per share on the Preferred Shares and such other class or series of shares of Preferred

Stock bear to each other (for purposes of this sentence, the amount of dividends declared per one Preferred Share shall be based on the Applicable Rate for such share for the Dividend
Periods during which dividends were not paid in full).

    (b) DIVIDENDS AND OTHER DISTRIBUTIONS WITH RESPECT TO COMMON STOCK UNDER THE 1940 ACT. The Board of Directors shall not authorize any dividend (except a dividend payable in Common Stock), or authorize any other distribution, upon the Common Stock, or purchase Common Stock, unless in every such case the Preferred Shares have, at the time of any such declaration or purchase, an asset coverage (as defined in and determined pursuant to the 1940 Act) of at least 200% (or such other asset coverage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities which are shares or stock of a closed-end investment company as a condition of declaring dividends on its common shares or stock) after deducting the amount of such dividend, distribution or purchase price, as the case may be.

    (c) OTHER RESTRICTIONS ON DIVIDENDS AND OTHER DISTRIBUTIONS. For so long as any of the Preferred Shares is outstanding, and except as set forth in paragraph (a) of this Section 9 and paragraph (c) of Section 12 of this Part I, (i) the Corporation shall not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or in options, warrants or rights to subscribe for or purchase, Common Stock or other shares, if any, ranking junior to the Preferred Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding
up) in respect of the Common Stock or any other shares of the Corporation ranking junior to or on a parity with the Preferred Shares as to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up, or call for redemption, redeem, purchase or otherwise acquire for consideration any Common Stock or any other such junior shares (except by conversion into or exchange for shares of the Corporation ranking junior to the Preferred Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up), or any such parity shares (except by conversion into or exchange for shares of the Corporation ranking junior to or on a parity with Preferred Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up), unless (A) full cumulative dividends on shares of each series of Preferred Shares through its most recently ended Dividend Period shall have been paid or shall have been declared and sufficient funds for the payment thereof deposited with the Auction Agent and (B) the Corporation has redeemed the full number of shares of each series of Preferred Shares required to be redeemed by any provision for mandatory redemption pertaining thereto, and (ii) the Corporation shall not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or in options, warrants or rights to subscribe for or purchase, Common Stock or other shares, if any, ranking junior to the Preferred Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding
up) in respect of Common Stock or any other shares of the Corporation ranking junior to the Preferred Shares as to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up, or call for redemption, redeem, purchase or otherwise acquire for consideration any Common Stock or any other such junior shares (except by conversion into or exchange for shares of the Corporation ranking junior to the Preferred Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up), unless immediately after such transaction the Discounted Value of Moody's Eligible Assets (if Moody's is then rating the Preferred Shares) and S&P Eligible Assets (if S&P is then rating the Preferred Shares) would each at least equal the Preferred Shares Basic Maintenance Amount.

10. RATING AGENCY RESTRICTIONS. For so long as any Preferred Shares are outstanding and Moody's or S&P, or both, are rating such shares, the Corporation will not, unless it has received written confirmation from Moody's or S&P, or both, as appropriate, that any such action would not impair the ratings then assigned by such rating agency to such shares, engage in any one or more of the following transactions:

    (a) buy or sell futures or write put or call options except as provided in Section 7 of Appendix A hereto;

    (b) borrow money, except that the Corporation may, without obtaining the written confirmation described above, borrow money for the purpose of clearing securities transactions if (i) the Preferred Shares Basic Maintenance Amount would continue to be satisfied after giving effect to such borrowing and (ii) such borrowing (A) is privately arranged with a bank or other person and is evidenced by a promissory note or other evidence of indebtedness that is not intended to be publicly distributed or
(B) is for "temporary purposes", is evidenced by a promissory note or other evidence of indebtedness and is in an amount not exceeding 5 per centrum of the value of the total assets of the Corporation at the time of the borrowing; for purposes of the foregoing, "temporary purpose" means that the borrowing is to be repaid within sixty days and is not to be extended or renewed;

    (c) issue additional shares of any series of Preferred Shares or any class or series of shares ranking prior to or on a parity with the Preferred Shares with respect to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up of the Corporation, or reissue any Preferred Shares previously purchased or redeemed by the Corporation;

    (d) engage in any short sales of securities;

    (e) lend securities;

    (f) merge or consolidate into or with any other corporation;

    (g) change the Pricing Service or

    (h) enter into reverse repurchase agreements.

11. REDEMPTION.

    (a) OPTIONAL REDEMPTION.

         (i) Subject to the provisions of subparagraph (v) of this paragraph (a), shares of any series of Preferred Shares may be redeemed, at the option of the Corporation, as a whole or from time to time in part, on the second Business Day preceding any Dividend Payment Date for shares of such series, out of funds legally available therefor, at a redemption price per share equal to the sum of $25,000 plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) to (but not including) the Redemption Date fixed for redemption; provided, however, that (A) shares of any series of Preferred Shares may not be redeemed in part if after such partial redemption fewer than [250] shares of such series remain outstanding; (B) shares of any series of Preferred Shares are redeemable by the Corporation during the Initial Rate Period thereof only on a Redemption Date that is the second Business Day next preceding the last Dividend Payment Date for such Initial Rate Period; and (C) subject to subparagraph (ii) of this paragraph (a), the Notice of Special Rate Period relating to a Special Rate Period of any series of Preferred Shares, as delivered to the Auction Agent and filed with the Secretary of the Corporation, may provide Special Redemption Provisions that shares of such series shall not be redeemable during the whole or any part of such Special Rate Period (except as provided in subparagraph (iv) of this paragraph (a)) or shall be redeemable during the whole or any part of such Special Rate Period only upon payment of such redemption premium or premiums as shall be specified therein.

         (ii) A Notice of Special Rate Period relating to any series of Preferred Shares for a Special Rate Period thereof may contain Special Redemption Provisions only if the Corporation's Board of Directors, after consultation with the Broker-Dealer or Broker-Dealers for such Special Rate Period of shares of such series, determines that such Special Redemption Provisions are in the best interest of the Corporation.

         (iii) If fewer than all of the outstanding shares of any series of Preferred Shares are to be redeemed pursuant to subparagraph (i) of this paragraph (a), the number of shares of such series to be redeemed shall be determined by the Board of Directors, and such shares shall be redeemed pro rata from the Holders of shares of such series in proportion to the number of shares of such series held by such Holders.

         (iv) Subject to the provisions of subparagraph (v) of this paragraph (a), shares of any series of Preferred Shares may be redeemed, at the option of the Corporation, as a whole but not in part, out of funds legally available therefor, on a Redemption Date that is the first day following any Dividend Period thereof included in a Rate Period consisting of more than 364 Rate Period Days if, on the date of determination of the Applicable Rate for shares of such series for such Rate Period, such Applicable Rate equaled or exceeded on such date of determination the Treasury Note Rate for such Rate Period, at a redemption price per share equal to the sum of $25,000 plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) to (but not including) the date fixed for redemption.

         (v) The Corporation may not on any date mail a Notice of Redemption pursuant to paragraph (c) of this Section 11 in respect of a redemption contemplated to be effected pursuant to this paragraph (a) unless on such date (A) the Corporation has available Deposit Securities with maturity or tender dates not later than the day preceding the applicable redemption date and having a value not less than the amount (including any applicable premium) due to Holders by reason of the redemption of such shares on such Redemption Date and (B) the Discounted Value of Moody's Eligible Assets (if Moody's is then rating the Preferred Shares) and the Discounted Value of S&P Eligible Assets (if S&P is then rating the Preferred Shares) each at least equal the Preferred Shares Basic Maintenance Amount, and would at least equal the Preferred Shares Basic Maintenance Amount immediately subsequent to such redemption if such redemption were to occur on such date. For purposes of determining in clause (b) of the preceding sentence whether the Discounted Value of Moody's Eligible Assets at least equals the Preferred Shares Basic Maintenance Amount, the Moody's Discount Factors applicable to Moody's Eligible Assets shall be determined by reference to the first Exposure Period longer than the Exposure Period then applicable to the Corporation, as described in the definition of Moody's Discount Factor herein.

    (b) MANDATORY REDEMPTION. The Corporation shall redeem, at a redemption price equal to $25,000 per share plus accumulated but unpaid dividends thereon (whether or not earned or declared) to (but not including) the Redemption Date that is the date fixed by the Board of Directors for redemption, certain of the Preferred Shares, if the Corporation fails to have either Moody's Eligible Assets with a Discounted Value or S&P Eligible Assets with a Discounted Value greater than or equal to the Preferred Shares Basic Maintenance Amount or fails to maintain the 1940 Act Preferred Shares Asset Coverage, in accordance with the requirements of the rating agency or agencies then rating the Preferred Shares, and such failure is not cured on or before the Preferred Shares Basic Maintenance Cure Date or the 1940 Act Cure Date, as the case may be. The number of Preferred Shares to be redeemed shall be equal to the lesser of (i) the minimum number of Preferred Shares, together with all other preferred shares subject to redemption or retirement, the redemption of which, if deemed to have occurred immediately prior to the opening of business on the Cure Date, would have resulted in the Corporation's having both Moody's Eligible Assets with a Discounted Value and S&P Eligible Assets with a Discounted Value greater than or equal to the Preferred Shares Basic Maintenance Amount or maintaining the 1940 Act Preferred Shares Asset Coverage, as the case may be, on such Cure Date (provided, however, that if there is no such minimum number of Preferred Shares and other Preferred Stock the redemption or retirement of which would have had such result, all Preferred Shares and Preferred Stock then outstanding shall be redeemed), and (ii) the maximum number of Preferred Shares, together with all other Preferred Stock subject to redemption or retirement, that can be redeemed out of funds expected to be legally available therefor in accordance with the Charter and applicable law. In determining the Preferred Shares required to be redeemed in accordance with the foregoing, the Corporation shall allocate the number required to be redeemed to satisfy the Preferred Shares Basic Maintenance Amount or the 1940 Act Preferred Shares Asset Coverage, as the case may be, pro rata among each series of Preferred Shares and other Preferred Stock subject to redemption or retirement. The Corporation shall effect such redemption on the Redemption Date, which date shall not be earlier than 20 days nor later than 40 days after such Cure Date, except that if the Corporation does not have funds legally available for the redemption of all of the required number of Preferred Shares and other Preferred Stock which are subject to redemption or retirement or the Corporation otherwise is unable to effect such redemption on or prior to 40 days after such Cure Date, the Corporation shall redeem those Preferred Shares and other Preferred Stock which it was unable to redeem on the earliest practicable date on which it is able to effect such redemption. If fewer than all of the outstanding shares of a series of Preferred Shares are to be redeemed pursuant to this paragraph (b), the number of shares of such series to be redeemed shall be redeemed pro rata from the Holders of shares of such series in proportion to the number of shares of such series held by such Holders.

    (c) NOTICE OF REDEMPTION. If the Corporation shall determine or be required to redeem shares of a series of Preferred Shares pursuant to paragraph (a) or (b) of this Section 11, it shall mail a Notice of Redemption with respect to such redemption by first class mail, postage prepaid, to each Holder of the shares of such series to be redeemed, at such Holder's address as the same appears on the record books of the Corporation on the record date established by the Board of Directors. Such Notice of Redemption shall be so mailed not less than 20 nor more than 45 days prior to the date fixed for redemption. Each such Notice of Redemption shall state: (i) the Redemption Date; (ii) the number of Preferred Shares to be redeemed and the series thereof; (iii) the CUSIP number for shares of such series; (iv) the Redemption Price; (v) the place or places where the certificate(s) for such shares (properly endorsed or assigned for transfer, if the Board of Directors shall so require and the Notice of Redemption shall so state) are to be surrendered for payment of the Redemption Price; (vi) that dividends on the shares to be redeemed will cease to accumulate on such redemption date; and (vii) the provisions of this Section 11 under which such redemption is made. If fewer than all shares of a series of Preferred Shares held by any Holder are to be redeemed, the Notice of Redemption mailed to such Holder shall also specify the number of shares of such series to be redeemed from such Holder. The Corporation may provide in any Notice of Redemption relating to a redemption contemplated to be effected pursuant to paragraph (a) of this
Section 11 that such redemption is subject to one or more conditions precedent and that the Corporation shall not be required to effect such redemption unless each such condition shall have been satisfied at the time or times and in the manner specified in such Notice of Redemption.

    (d) NO REDEMPTION UNDER CERTAIN CIRCUMSTANCES. Notwithstanding the provisions of paragraphs (a) or (b) of this
Section 11, if any dividends on shares of any series of Preferred Shares (whether or not earned or declared) are in arrears, no shares of such series shall be redeemed unless all outstanding shares of such series are simultaneously redeemed, and the Corporation shall not purchase or otherwise acquire any shares of such series of Preferred Shares; provided, however, that the foregoing shall not prevent the purchase or acquisition of all outstanding shares of such series pursuant to the successful completion of an otherwise lawful purchase or exchange offer made on the same terms to, and accepted by, Holders of all outstanding shares of such series.

    (e) ABSENCE OF FUNDS AVAILABLE FOR REDEMPTION. To the extent that any redemption for which Notice of Redemption has been mailed is not made by reason of the absence of legally available funds therefor in accordance with the Charter and applicable law, such redemption shall be made as soon as practicable to the extent such funds become available. Failure to redeem the Preferred Shares shall be deemed to exist at any time after the date specified for redemption in a Notice of Redemption when the Corporation shall have failed, for any reason whatsoever, to deposit in trust with the Auction Agent the Redemption Price with respect to any shares for which such Notice of Redemption has been mailed; provided, however, that the foregoing shall not apply in the case of the Corporation's failure to deposit in trust with the Auction Agent the Redemption Price with respect to any shares where (i) the Notice of Redemption relating to such redemption provided that such redemption was subject to one or more conditions precedent and (ii) any such condition precedent shall not have been satisfied at the time or times and in the manner specified in such Notice of Redemption. Notwithstanding the fact that the Corporation may not have redeemed the Preferred Shares for which a Notice of Redemption has been mailed, dividends may be declared and paid on the Preferred Shares and shall include those Preferred Shares for which a Notice of Redemption has been mailed.

    (f) AUCTION AGENT AS TRUSTEE OF REDEMPTION PAYMENTS BY CORPORATION. All moneys paid to the Auction Agent for payment of the Redemption Price of Preferred Shares called for redemption shall be held in trust by the Auction Agent for the benefit of Holders of shares so to be redeemed.

    (g) SHARES FOR WHICH NOTICE OF REDEMPTION HAS BEEN GIVEN ARE NO LONGER OUTSTANDING. Provided a Notice of Redemption has been mailed pursuant to paragraph (c) of this Section 11, upon the deposit with the Auction Agent (on the Business Day next preceding the Redemption Date, in funds available on the next Business Day in The City of New York, New York) of funds sufficient to redeem the Preferred Shares that are the subject of such notice, dividends on such shares shall cease to accumulate and such shares shall no longer be deemed to be outstanding for any purpose, and all rights of the Holders of the shares so called for redemption shall cease and terminate, except the right of such Holders to receive the Redemption Price, but without any interest or other additional amount, except as provided in subparagraph (e)(i) of Section 2 of this Part I and in Section 3 of this Part I. Upon surrender in accordance with the Notice of Redemption of the certificates for any shares so redeemed (properly endorsed or assigned for transfer, if the Board of Directors shall so require and the Notice of Redemption shall so state), the Redemption Price shall be paid by the Auction Agent to the Holders of Preferred Shares subject to redemption. In the case that fewer than all of the shares represented by any such certificate are redeemed, a new certificate shall be issued, representing the unredeemed shares, without cost to the Holder thereof. The Corporation shall be entitled to receive from the Auction Agent, promptly after the Redemption Date fixed for redemption, any cash deposited with the Auction Agent in excess of (i) the aggregate Redemption Price of the Preferred Shares called for redemption on the Redemption Date and (ii) all other amounts to which Holders of Preferred Shares called for redemption may be entitled. Any funds so deposited that are unclaimed at the end of 90 days from such redemption date shall, upon request and to the extent permitted by law, be repaid to the Corporation, after which time the Holders of Preferred Shares so called for redemption may look only to the Corporation for payment of the Redemption Price and all other amounts to which they may be entitled.

    (h) COMPLIANCE WITH APPLICABLE LAW. In effecting any redemption pursuant to this Section 11, the Corporation shall use its best efforts to comply with all applicable conditions precedent to effecting such redemption under the 1940 Act and any applicable Maryland law, but shall effect no redemption except in accordance with the 1940 Act and any applicable Maryland law.

    (i) ONLY WHOLE PREFERRED SHARES MAY BE REDEEMED. In the case of any redemption pursuant to this Section 11, only whole Preferred Shares shall be redeemed, and in the event that any provision of the Charter would require redemption of a fractional share, the Auction Agent shall be authorized to round up so that only whole shares are redeemed.

12. LIQUIDATION RIGHTS.

    (a) RANKING. The shares of any series of Preferred Shares shall rank on a parity with each other, with shares of any other series of Preferred Shares and with shares of any other series of Preferred Stock as to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Corporation.

    (b) DISTRIBUTIONS UPON LIQUIDATION. Upon the dissolution, liquidation or winding up of the affairs of the Corporation, whether voluntary or involuntary, the Holders then outstanding shall be entitled to receive and to be paid out of the assets of the Corporation available for distribution to its stockholders, before any payment or distribution shall be made on the Common Stock or on any other class of stock of the Corporation ranking junior to the Preferred Shares upon dissolution, liquidation or winding up, an amount equal to the Liquidation Preference with respect to such shares plus an amount equal to all dividends thereon (whether or not earned or declared) accumulated but unpaid to (but not including) the date of final distribution in same day funds, together with any payments required to be made pursuant to Section 3 of this Part I in connection with the liquidation of the Corporation. After the payment to the Holders of the full preferential amounts provided for in this paragraph
(b), the Holders shall have no right or claim to any of the remaining assets of the Corporation.

    (c) PRO RATA DISTRIBUTIONS. In the event the assets of the Corporation available for distribution to the Holders upon any dissolution, liquidation, or winding up of the affairs of the Corporation, whether voluntary or involuntary, shall be insufficient to pay in full all amounts to which such Holders are entitled pursuant to paragraph (b) of this Section 12, no such distribution shall be made on account of any shares of any other class or series of Preferred Stock ranking on a parity with the Preferred Shares with respect to the distribution of assets upon such dissolution, liquidation or winding up unless proportionate distributive amounts shall be paid on account of the Preferred Shares, ratably, in proportion to the full distributable amounts for which holders of all such parity shares are respectively entitled upon such dissolution, liquidation or winding up.

    (d) RIGHTS OF JUNIOR SHARES. Subject to the rights of the holders of shares of any series or class or classes of shares ranking on a parity with the Preferred Shares with respect to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Corporation, after payment shall have been made in full to the Holders as provided in paragraph (b) of this Section 12, but not prior thereto, any other series or class or classes of shares ranking junior to the Preferred Shares with respect to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Corporation shall, subject to the respective terms and provisions (if any) applying thereto, be entitled to receive any and all assets remaining to be paid or distributed, and the Holders of the Preferred Shares shall not be entitled to share therein.

    (e) CERTAIN EVENTS NOT CONSTITUTING LIQUIDATION. Neither the sale of all or substantially all the property or business of the Corporation, nor the merger or consolidation of the Corporation into or with any Maryland corporation nor the merger or consolidation of any Maryland corporation into or with the Corporation shall be a dissolution, liquidation or winding up, whether voluntary or involuntary, for the purposes of this
Section 12.

    (f) LIQUIDATION DISTRIBUTION UPON DISSOLUTION NOT ADDED TO CORPORATION'S TOTAL LIABILITIES. In determining whether a distribution (other than upon voluntary or involuntary liquidation), by dividend, redemption or other acquisition of shares of stock of the Corporation or otherwise, is permitted under the Maryland General Corporation Law, amounts that would be needed, if the Corporation were to be dissolved at the time of the distribution, to satisfy the preferential rights upon dissolution of Holders of the Preferred Shares will not be added to the Corporation's total liabilities.

13. MISCELLANEOUS.

    (a) APPENDIX A INCORPORATED BY REFERENCE. Appendix A hereto is incorporated in and made a part of these Articles by reference thereto.

    (b) NO FRACTIONAL SHARES. No fractional Preferred Shares shall be issued.

    (c) STATUS OF PREFERRED SHARES REDEEMED, EXCHANGED OR OTHERWISE ACQUIRED BY THE CORPORATION. Shares of any series of Preferred Shares which are redeemed, exchanged or otherwise acquired by the Corporation shall return to the status of authorized and unissued shares of Common Stock.

    (d) BOARD MAY RESOLVE AMBIGUITIES. To the extent permitted by applicable law, the Board of Directors may interpret or adjust the provisions of these Articles to resolve any inconsistency or ambiguity or to remedy any formal defect, and may amend these Articles with respect to any series of Preferred Shares prior to the issuance of shares of such series.

    (e) HEADINGS NOT DETERMINATIVE. The headings contained in these Articles are for convenience of reference only and shall not affect the meaning or interpretation of these Articles.

    (f) NOTICES. All notices or communications, unless otherwise specified in the Bylaws of the Corporation or these Articles, shall be sufficiently given if in writing and delivered in person or mailed by first-class mail, postage prepaid.

                            PART II

1. ORDERS.

    (a) Prior to the Submission Deadline on each Auction Date for shares of a series of Preferred Shares:

         (i) each Beneficial Owner of shares of such series may submit to its Broker-Dealer by telephone or otherwise information as to:

              (A) the number of Outstanding shares, if any, of such series held by such Beneficial Owner which such Beneficial
Owner desires to continue to hold without regard to the Applicable Rate for shares of such series for the next succeeding
Rate Period of such shares;

              (B) the number of Outstanding shares, if any, of such series held by such Beneficial Owner which such Beneficial Owner offers to sell if the Applicable Rate for shares of such series for the next succeeding Rate Period of shares of such series shall be less than the rate per annum specified by such Beneficial Owner; and/or

              (C) the number of Outstanding shares, if any, of such series held by such Beneficial Owner which such Beneficial Owner offers to sell without regard to the Applicable Rate for shares of such series for the next succeeding Rate Period of shares of such series;

         and

         (ii) one or more Broker-Dealers, using lists of Potential Beneficial Owners, shall in good faith for the purpose of conducting a competitive Auction in a commercially reasonable manner, contact Potential Beneficial Owners (by telephone or otherwise), including Persons that are not Beneficial Owners, on such lists to determine the number of shares, if any, of such series which each such Potential Beneficial Owner offers to purchase if the Applicable Rate for shares of such series for the next succeeding Rate Period of shares of such series shall not be less than the rate per annum specified by such Potential Beneficial Owner.

    For the purposes hereof, the communication by a Beneficial Owner or Potential Beneficial Owner to a Broker-Dealer, or by a Broker-Dealer to the Auction Agent, of information referred to in clause (i)(A), (i)(B), (i)(C) or (ii) of this paragraph (a) is hereinafter referred to as an "Order" and collectively as "Orders" and each Beneficial Owner and each Potential Beneficial Owner placing an Order with a Broker-Dealer, and such Broker-

Dealer placing an Order with the Auction Agent, is hereinafter referred to as a "Bidder" and collectively as "Bidders"; an Order containing the information referred to in clause (i)(A) of this paragraph (a) is hereinafter referred to as a "Hold Order" and collectively as "Hold Orders"; an Order containing the information referred to in clause (i)(B) or (ii) of this paragraph (a) is hereinafter referred to as a "Bid" and collectively as "Bids"; and an Order containing the information referred to in clause (i)(C) of this paragraph (a) is hereinafter referred to as a "Sell Order" and collectively as "Sell Orders".

    (b) (i) A Bid by a Beneficial Owner or an Existing Holder of shares of a series of Preferred Shares subject to an Auction on any Auction Date shall constitute an irrevocable offer to sell:

              (A) the number of Outstanding shares of such series specified in such Bid if the Applicable Rate for shares of such series determined on such Auction Date shall be less than the rate specified therein;

              (B) such number or a lesser number of Outstanding shares of such series to be determined as set forth in clause
(iv) of paragraph (a) of Section 4 of this Part II if the Applicable Rate for shares of such series determined on such Auction Date shall be equal to the rate specified therein; or

              (C) the number of Outstanding shares of such series specified in such Bid if the rate specified therein shall be higher than the Maximum Rate for shares of such series, or such number or a lesser number of Outstanding shares of such series to be determined as set forth in clause (iii) of paragraph (b) of
Section 4 of this Part II if the rate specified therein shall be higher than the Maximum Rate for shares of such series and Sufficient Clearing Bids for shares of such series do not exist.

         (ii) A Sell Order by a Beneficial Owner or an Existing
Holder of shares of a series of Preferred Shares subject to an Auction on any Auction Date shall constitute an irrevocable offer to sell:

              (A) the number of Outstanding shares of such series specified in such Sell Order; or

              (B) such number or a lesser number of Outstanding shares of such series as set forth in clause (iii) of paragraph
(b) of Section 4 of this Part II if Sufficient Clearing Bids for shares of such series do not exist;

         provided, however, that a Broker-Dealer that is an Existing Holder with respect to shares of a series of Preferred Shares shall not be liable to any Person for failing to sell such shares pursuant to a Sell Order described in the proviso to paragraph (c) of Section 2 of this Part II if (1) such shares were transferred by the Beneficial Owner thereof without compliance by such Beneficial Owner or its transferee Broker-Dealer (or other transferee person, if permitted by the Corporation) with the provisions of Section 7 of this Part II or
(2) such Broker-Dealer has informed the Auction Agent pursuant to the terms of its Broker-Dealer Agreement that, according to such Broker-Dealer's records, such Broker-Dealer believes it is not the Existing Holder of such shares.

         (iii) A Bid by a Potential Beneficial Holder or a
Potential Holder of shares of a series of Preferred Shares subject to an Auction on any Auction Date shall constitute an irrevocable offer to purchase:

              (A) the number of Outstanding shares of such series specified in such Bid if the Applicable Rate for shares of such series determined on such Auction Date shall be higher than the rate specified therein; or

              (B) such number or a lesser number of Outstanding shares of such series as set forth in clause (v) of paragraph (a) of Section 4 of this Part II if the Applicable Rate for shares of such series determined on such Auction Date shall be equal to the rate specified therein.

    (c) No Order for any number of Preferred Shares other than whole shares shall be valid.

2. SUBMISSION OF ORDERS BY BROKER-DEALERS TO AUCTION AGENT.

    (a) Each Broker-Dealer shall submit in writing to the Auction Agent prior to the Submission Deadline on each Auction Date all Orders for shares of a series of Preferred Shares subject to an Auction on such Auction Date obtained by such Broker-Dealer, designating itself (unless otherwise permitted by the Corporation) as an Existing Holder in respect of shares subject to Orders submitted or deemed submitted to it by Beneficial Owners and as a Potential Holder in respect of shares subject to Orders submitted to it by Potential Beneficial Owners, and shall specify with respect to each Order for such shares:

         (i) the name of the Bidder placing such Order (which shall be the Broker-Dealer unless otherwise permitted by the Corporation);

         (ii) the aggregate number of shares of such series that are the subject of such Order;

         (iii) to the extent that such Bidder is an Existing
Holder of shares of such series:

              (A) the number of shares, if any, of such series subject to any Hold Order of such Existing Holder;

              (B) the number of shares, if any, of such series subject to any Bid of such Existing Holder and the rate specified in such Bid; and

              (C) the number of shares, if any, of such series subject to any Sell Order of such Existing Holder; and

         (iv) to the extent such Bidder is a Potential Holder of shares of such series, the rate and number of shares of such series specified in such Potential Holder's Bid.

    (b) If any rate specified in any Bid contains more than three figures to the right of the decimal point, the Auction Agent shall round such rate up to the next highest one thousandth
(.001) of 1%.

    (c) If an Order or Orders covering all of the Outstanding shares of a series of Preferred Shares held by any Existing Holder is not submitted to the Auction Agent prior to the Submission Deadline, the Auction Agent shall deem a Hold Order to have been submitted by or on behalf of such Existing Holder covering the number of Outstanding shares of such series held by such Existing Holder and not subject to Orders submitted to the Auction Agent; provided, however, that if an Order or Orders covering all of the Outstanding shares of such series held by any Existing Holder is not submitted to the Auction Agent prior to the Submission Deadline for an Auction relating to a Special Rate Period consisting of more than 28 Rate Period Days, the Auction Agent shall deem a Sell Order to have been submitted by or on behalf of such Existing Holder covering the number of outstanding shares of such series held by such Existing Holder and not subject to Orders submitted to the Auction Agent.

    (d) If one or more Orders of an Existing Holder is submitted to the Auction Agent covering in the aggregate more than the number of Outstanding shares of a series of Preferred Shares subject to an Auction held by such Existing Holder, such Orders shall be considered valid in the following order of priority:

         (i) all Hold Orders for shares of such series shall be considered valid, but only up to and including in the aggregate the number of Outstanding shares of such series held by such Existing Holder, and if the number of shares of such series subject to such Hold Orders exceeds the number of Outstanding shares of such series held by such Existing Holder, the number of shares subject to each such Hold Order shall be reduced pro rata to cover the number of Outstanding shares of such series held by such Existing Holder;

         (ii) (A) any Bid for shares of such series shall be considered valid up to and including the excess of the number of Outstanding shares of such series held by such Existing Holder over the number of shares of such series subject to any Hold Orders referred to in clause (i) above;

              (B) subject to subclause (A), if more than one Bid of an Existing Holder for shares of such series is submitted to the Auction Agent with the same rate and the number of Outstanding shares of such series subject to such Bids is greater than such excess, such Bids shall be considered valid up to and including the amount of such excess, and the number of shares of such series subject to each Bid with the same rate shall be reduced pro rata to cover the number of shares of such series equal to such excess;

              (C) subject to subclauses (A) and (B), if more than one Bid of an Existing Holder for shares of such series is submitted to the Auction Agent with different rates, such Bids shall be considered valid in the ascending order of their respective rates up to and including the amount of such excess;
and

              (D) in any such event, the number, if any, of such Outstanding shares of such series subject to any portion of Bids considered not valid in whole or in part under this clause (ii) shall be treated as the subject of a Bid for shares of such series by or on behalf of a Potential Holder at the rate therein specified; and

         (iii) all Sell Orders for shares of such series shall be considered valid up to and including the excess of the number of Outstanding shares of such series held by such Existing Holder over the sum of shares of such series subject to valid Hold Orders referred to in clause (i) above and valid Bids referred to in clause (ii) above.

    (e) If more than one Bid for one or more shares of a series of Preferred Shares is submitted to the Auction Agent by or on behalf of any Potential Holder, each such Bid submitted shall be a separate Bid with the rate and number of shares therein specified.

    (f) Any Order submitted by a Beneficial Owner or a Potential
Beneficial Owner to its Broker-Dealer, or by a Broker-Dealer to the Auction Agent, prior to the Submission Deadline on any Auction Date, shall be irrevocable.

3. DETERMINATION OF SUFFICIENT CLEARING BIDS, WINNING BID RATE
AND APPLICABLE RATE.

    (a) Not earlier than the Submission Deadline on each Auction Date for shares of a series of Preferred Shares, the Auction Agent shall assemble all valid Orders submitted or deemed submitted to it by the Broker-Dealers in respect of shares of such series (each such Order as submitted or deemed submitted by a Broker-Dealer being hereinafter referred to individually as a "Submitted Hold Order", a "Submitted Bid" or a "Submitted Sell Order," as the case may be, or as a "Submitted Order" and collectively as "Submitted Hold Orders", "Submitted Bids" or "Submitted Sell Orders," as the case may be, or as "Submitted Orders") and shall determine for such series:

         (i) the excess of the number of Outstanding shares of such series over the number of Outstanding shares of such series subject to Submitted Hold Orders (such excess being hereinafter referred to as the "Available Preferred Shares" of such series);

         (ii) from the Submitted Orders for shares of such series whether:

              (A) the number of Outstanding shares of such series subject to Submitted Bids of Potential Holders specifying one or more rates equal to or lower than the Maximum Rate for shares of such series;

         exceeds or is equal to the sum of:

              (B) the number of Outstanding shares of such series subject to Submitted Bids of Existing Holders specifying one or more rates higher than the Maximum Rate for shares of such series; and

              (C) the number of Outstanding shares of such series subject to Submitted Sell Orders (in the event such excess or such equality exists (other than because the number of shares of such series in subclauses (B) and (C) above is zero because all of the Outstanding shares of such series are subject to Submitted Hold Orders), such Submitted Bids in subclause (A) above being hereinafter referred to collectively as "Sufficient Clearing Bids" for shares of such series); and

         (iii) if Sufficient Clearing Bids for shares of such series exist, the lowest rate specified in such Submitted Bids
(the Winning Bid Rate for shares of such series) which if:

              (A) (1) each such Submitted Bid of Existing Holders specifying such lowest rate and (2) all other such Submitted Bids of Existing Holders specifying lower rates were rejected, thus entitling such Existing Holders to continue to hold the shares of such series that are subject to such Submitted Bids; and

              (B) (1) each such Submitted Bid of Potential
Holders specifying such lowest rate and (2) all other such Submitted Bids of Potential Holders specifying lower rates were accepted;

         would result in such Existing Holders described in subclause (A) above continuing to hold an aggregate number of Outstanding shares of such series which, when added to the number of Outstanding shares of such series to be purchased by such Potential Holders described in subclause (B) above, would equal not less than the Available Preferred Shares of such series.

    (b) Promptly after the Auction Agent has made the determinations pursuant to paragraph (a) of this Section 3, the Auction Agent shall advise the Corporation of the Maximum Rate for shares of the series of Preferred Shares for which an Auction is being held on the Auction Date and, based on such determination, the Applicable Rate for shares of such series for the next succeeding Rate Period thereof as follows:

         (i) if Sufficient Clearing Bids for shares of such series exist, that the Applicable Rate for all shares of such series for the next succeeding Rate Period thereof shall be equal to the Winning Bid Rate for shares of such series so determined;

         (ii) if Sufficient Clearing Bids for shares of such series do not exist (other than because all of the Outstanding shares of such series are subject to Submitted Hold Orders), that the Applicable Rate for all shares of such series for the next succeeding Rate Period thereof shall be equal to the Maximum Rate for shares of such series; or

         (iii) if all of the Outstanding shares of such series are subject to Submitted Hold Orders, that the Applicable Rate for all shares of such series for the next succeeding Rate Period thereof shall be as set forth in Section 6 of Appendix A hereto.

4. ACCEPTANCE AND REJECTION OF SUBMITTED BIDS AND SUBMITTED SELL ORDERS AND ALLOCATION OF SHARES
.. Existing Holders shall continue to hold the Preferred Shares that are subject to Submitted Hold Orders, and, based on the determinations made pursuant to paragraph (a) of Section 3 of this Part II, the Submitted Bids and Submitted Sell Orders shall be accepted or rejected by the Auction Agent and the Auction Agent shall take such other action as set forth below:

    (a) If Sufficient Clearing Bids for shares of a series of Preferred Shares have been made, all Submitted Sell Orders with respect to shares of such series shall be accepted and, subject to the provisions of paragraphs (d) and (e) of this Section 4, Submitted Bids with respect to shares of such series shall be accepted or rejected as follows in the following order of priority and all other Submitted Bids with respect to shares of such series shall be rejected:

         (i) Existing Holders' Submitted Bids for shares of such series specifying any rate that is higher than the Winning Bid Rate for shares of such series shall be accepted, thus requiring each such Existing Holder to sell the Preferred Shares subject to such Submitted Bids;

         (ii) Existing Holders' Submitted Bids for shares of such series specifying any rate that is lower than the Winning Bid Rate for shares of such series shall be rejected, thus entitling each such Existing Holder to continue to hold the Preferred Shares subject to such Submitted Bids;

         (iii) Potential Holders' Submitted Bids for shares of such series specifying any rate that is lower than the Winning
Bid Rate for shares of such series shall be accepted;

         (iv) each Existing Holder's Submitted Bid for shares of such series specifying a rate that is equal to the Winning Bid Rate for shares of such series shall be rejected, thus entitling such Existing Holder to continue to hold the Preferred Shares subject to such Submitted Bid, unless the number of Outstanding Preferred Shares subject to all such Submitted Bids shall be greater than the number of Preferred Shares (remaining shares) in the excess of the Available Preferred Shares of such series over the number of Preferred Shares subject to Submitted Bids described in clauses (ii) and (iii) of this paragraph (a), in which event such Submitted Bid of such Existing Holder shall be rejected in part, and such Existing Holder shall be entitled to continue to hold Preferred Shares subject to such Submitted Bid, but only in an amount equal to the number of Preferred Shares of such series obtained by multiplying the number of remaining shares by a fraction, the numerator of which shall be the number of Outstanding Preferred Shares held by such Existing Holder subject to such Submitted Bid and the denominator of which shall be the aggregate number of Outstanding Preferred Shares subject to such Submitted Bids made by all such Existing Holders that specified a rate equal to the Winning Bid Rate for shares of such series; and

         (v) each Potential Holder's Submitted Bid for shares of such series specifying a rate that is equal to the Winning Bid Rate for shares of such series shall be accepted but only in an amount equal to the number of shares of such series obtained by multiplying the number of shares in the excess of the Available

Preferred Shares of such series over the number of Preferred Shares subject to Submitted Bids described in clauses (ii) through (iv) of this paragraph (a) by a fraction, the numerator of which shall be the number of Outstanding Preferred Shares subject to such Submitted Bid and the denominator of which shall be the aggregate number of Outstanding Preferred Shares subject to such Submitted Bids made by all such Potential Holders that specified a rate equal to the Winning Bid Rate for shares of such series.

    (b) If Sufficient Clearing Bids for shares of a series of Preferred Shares have not been made (other than because all of the Outstanding shares of such series are subject to Submitted Hold Orders), subject to the provisions of paragraph (d) of this
Section 4, Submitted Orders for shares of such series shall be accepted or rejected as follows in the following order of priority and all other Submitted Bids for shares of such series shall be rejected:

         (i) Existing Holders' Submitted Bids for shares of such series specifying any rate that is equal to or lower than the Maximum Rate for shares of such series shall be rejected, thus entitling such Existing Holders to continue to hold the Preferred Shares subject to such Submitted Bids;

         (ii) Potential Holders' Submitted Bids for shares of such series specifying any rate that is equal to or lower than the Maximum Rate for shares of such series shall be accepted; and

         (iii) Each Existing Holder's Submitted Bid for shares of such series specifying any rate that is higher than the Maximum Rate for shares of such series and the Submitted Sell Orders for shares of such series of each Existing Holder shall be accepted, thus entitling each Existing Holder that submitted or on whose behalf was submitted any such Submitted Bid or Submitted Sell Order to sell the shares of such series subject to such Submitted Bid or Submitted Sell Order, but in both cases only in an amount equal to the number of shares of such series obtained by multiplying the number of shares of such series subject to Submitted Bids described in clause (ii) of this paragraph (b) by a fraction, the numerator of which shall be the number of Outstanding shares of such series held by such Existing Holder subject to such Submitted Bid or Submitted Sell Order and the denominator of which shall be the aggregate number of Outstanding shares of such series subject to all such Submitted Bids and Submitted Sell Orders.

    (c) If all of the Outstanding shares of a series of Preferred
Shares are subject to Submitted Hold Orders, all Submitted Bids for shares of such series shall be rejected.

    (d) If, as a result of the procedures described in clause
(iv) or (v) of paragraph (a) or clause (iii) of paragraph (b) of this Section 4, any Existing Holder would be entitled or required to sell, or any Potential Holder would be entitled or required to purchase, a fraction of a share of a series of Preferred Shares on any Auction Date, the Auction Agent shall, in such manner as it shall determine in its sole discretion, round up or down the number of shares of such series of Preferred Shares to be purchased or sold by any Existing Holder or Potential Holder on such Auction Date as a result of such procedures so that the number of shares so purchased or sold by each Existing Holder or Potential Holder on such Auction Date shall be whole Preferred Shares.

    (e) If, as a result of the procedures described in clause (v) of paragraph (a) of this Section 4, any Potential Holder would be entitled or required to purchase less than a whole share of a series of Preferred Shares on any Auction Date, the Auction Agent shall, in such manner as it shall determine in its sole discretion, allocate shares of such series of Preferred Shares for purchase among Potential Holders so that only whole shares of such series are purchased on such Auction Date as a result of such procedures by any Potential Holder, even if such allocation results in one or more Potential Holders not purchasing shares of such series of Preferred Shares on such Auction Date.

    (f) Based on the results of each Auction for shares of a series of Preferred Shares, the Auction Agent shall determine the aggregate number of shares of such series to be purchased and the aggregate number of shares of such series to be sold by Potential Holders and Existing Holders and, with respect to each Potential Holder and Existing Holder, to the extent that such aggregate number of shares to be purchased and such aggregate number of shares to be sold differ, determine to which other Potential Holder(s) or Existing Holder(s) they shall deliver, or from which other Potential Holder(s) or Existing Holder(s) they shall receive, as the case may be, shares of such series. Notwithstanding any provision of the Auction Procedures or the Settlement Procedures to the contrary, in the event an Existing Holder or Beneficial Owner of shares of a series of Preferred Shares with respect to whom a Broker-Dealer submitted a Bid to the Auction Agent for such shares that was accepted in whole or in part, or submitted or is deemed to have submitted a Sell Order for such shares that was accepted in whole or in part, fails to instruct its Agent Member to deliver such shares against payment therefor, partial deliveries of shares of Preferred Shares that have been made in respect of Potential Holders' or Potential Beneficial Owners' Submitted Bids for shares of such series that have been accepted in whole or in part shall constitute good delivery to such Potential Holders and Potential Beneficial Owners.

    (g) Neither the Corporation nor the Auction Agent nor any affiliate of either shall have any responsibility or liability with respect to the failure of an Existing Holder, a Potential Holder, a Beneficial Owner, a Potential Beneficial Owner or its respective Agent Member to deliver shares of any series of Preferred Shares or to pay for shares of any series of Preferred Shares sold or purchased pursuant to the Auction Procedures or otherwise.

5. NOTIFICATION OF ALLOCATIONS. Whenever the Corporation intends to include any net capital gains or other income taxable for Federal income tax purposes in any dividend on Preferred Shares, the Corporation shall, in the case of a Minimum Rate Period or a Special Rate Period of 28 Rate Period Days or fewer, and may, in the case of any other Special Rate Period, notify the Auction Agent of the amount to be so included not later than the Dividend Payment Date next preceding the Auction Date on which the Applicable Rate for such dividend is to be established. Whenever the Auction Agent receives such notice from the Corporation, it will be required in turn to notify each Broker-Dealer, who, on or prior to such Auction Date, in accordance with its Broker-Dealer Agreement, will be required to notify its Beneficial Owners and Potential Beneficial Owners of Preferred Shares believed by it to be interested in submitting an Order in the Auction to be held on such Auction Date.

6. AUCTION AGENT. For so long as any Preferred Shares are outstanding, the Auction Agent, duly appointed by the Corporation to so, shall be in each case a commercial bank, trust company or other financial institution independent of the Corporation and its Affiliates (which however, may engage or have engaged in business transactions with the Corporation or its Affiliates) and at no time shall the Corporation or any of its Affiliates act as the Auction Agent in connection with the Auction Procedures. If the Auction Agent resigns or for any reason its appointment is terminated during any period that any Preferred Shares are outstanding, the Board of Directors shall use its best efforts promptly thereafter to appoint another qualified commercial bank, trust company or financial institution to act as the Auction Agent. The Auction Agent's registry of Existing Holders of shares of a series of Preferred Shares shall be conclusive and binding on the Broker-Dealers. A Broker-Dealer may inquire of the Auction Agent between 3:00 p.m. on the Business Day preceding an Auction for Preferred Shares of a series and 9:30 a.m. on the Auction Date for such Auction to ascertain the number of shares of such series in respect of which the Auction Agent has determined such Broker-Dealer to be an Existing Holder. If such Broker-Dealer believes it is the Existing Holder of fewer shares of such series than specified by the Auction Agent in response to such Broker-Dealer's inquiry, such Broker-Dealer may so inform the Auction Agent of that belief. Such Broker-Dealer shall not, in its capacity as Existing Holder of shares of such series, submit Orders in such Auction in respect of shares of such series covering in the aggregate more than the number of shares of such series specified by the Auction Agent in response to such Broker-Dealer's inquiry.

7. TRANSFER OF SHARES OF ANY SERIES OF PREFERRED SHARES. Unless otherwise permitted by the Corporation, a Beneficial Owner or an Existing Holder may sell, transfer or otherwise dispose of shares of any series of Preferred Shares only in whole shares and only pursuant to a Bid or Sell Order placed with the Auction Agent in accordance with the procedures described in this Part II or to a Broker-Dealer, provided, however, that (a) a sale, transfer or other disposition of Preferred Shares from a customer of a Broker-Dealer who is listed on the records of that Broker-Dealer as the holder of such shares to that Broker-Dealer or another customer of that Broker-Dealer shall not be deemed to be a sale, transfer or other disposition for purposes of this Section 7 if such Broker-Dealer remains the Existing Holder of the shares so sold, transferred or disposed of immediately after such sale, transfer or disposition and (b) in the case of all transfers other than pursuant to Auctions, the Broker-Dealer (or other Person, if permitted by the Corporation) to whom such transfer is made shall advise the Auction Agent of such transfer.

8. GLOBAL CERTIFICATE. Prior to the commencement of a Voting Period, (a) all of the shares of a series of Preferred Shares outstanding from time to time shall be represented by one global certificate registered in the name of the Securities Depository or its nominee and (b) no registration of transfer of shares of a series of Preferred Shares shall be made on the books of the Corporation to any Person other than the Securities Depository or its nominee.

9. FORCE MAJEURE

    (a) Notwithstanding anything else set forth herein, if an Auction Date is not a Business Day because the New York Stock Exchange is closed for business due to an act of God, natural disaster, act of war, civil or military disturbance, act of terrorism, sabotage, riots or a loss or malfunction of utilities or communications services of the Auction Agent is no able to conduct an Auction in accordance with the Auction Procedures for any such reason, then the Auction Rate for the next Dividend Period shall be the Auction Rate determined on the previous Auction Date.

    (b) Notwithstanding anything else set forth herein, if a Dividend Payment Date is not a Business Day because the New York Stock Exchange is closed for business due to an act of God, natural disaster, act of war, civil or military disturbance, act of terrorism, sabotage, riots or a loss or malfunction of utilities or communications service or the dividend payable on such date can not be paid for any such reason, then:

         (i) the Dividend Payment Date for the affected Dividend
Period shall be the next Business Day o which the Trust and its paying agent, if any, are able to cause the dividend to be paid using their reasonable best efforts;

         (ii) the affected Dividend Period shall end on the day it would have ended had such event not occurred and the Dividend
Payment Date had remained the scheduled date; and

         (iii) the next Dividend Period will begin and end on the dates on which it would have begun and ended had such event not occurred and the Dividend Payment Date remained the scheduled date.

         SECOND: The Preferred Shares have been classified and designated by the Board of Directors under the authority contained in the Charter.

         THIRD: These Articles Supplementary have been approved by the Board of Directors in the manner and by the vote required by law.

         FOURTH: The undersigned President of the Corporation acknowledges these Articles Supplementary to the corporate act of the Corporation and, as to all matters or facts required to be verified under oath, the undersigned President acknowledges that, to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties for perjury.


          [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the Corporation has caused these Articles Supplementary to be executed under seal in its name and on its behalf by its President and attested by its Secretary on this ____ day of __________, 2002.


ATTEST:                      ALLIANCE CALIFORNIA MUNICIPAL
                               INCOME FUND, INC.


_______________________      _______________________(seal)
Edmund P. Bergan, Jr.             John D. Carifa
Secretary                         President

                           APPENDIX A

         ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND, INC.


SECTION 1. CERTAIN DEFINITIONS. For purposes of these Articles, the following terms shall have the following meanings (with terms defined in the singular having comparable meanings when used in the plural and vice versa), unless the context otherwise requires:

    (a) ESCROWED BONDS shall mean Municipal Obligations that (i) have been determined to be legally defeased in accordance with S&P's legal defeasance criteria, (ii) have been determined to be economically defeased in accordance with S&P's economic defeasance criteria and assigned a rating of AAA by S&P, (iii) are not rated by S&P but have been determined to be legally defeased by Moody's or (iv) have been determined to be economically defeased by Moody's and assigned a rating no lower than the rating that is Moody's equivalent of S&P's AAA rating. In the event that a defeased obligation which is an S&P Eligible Asset does not meet the criteria of an Escrowed Bond, such Municipal Obligation will be deemed to remain in the Issue Type Category into which it fell prior to such defeasance.

    (b) GROSS-UP PAYMENT means payment to a Holder of an amount which, when taken together with the aggregate amount of Taxable Allocations made to such Holder to which such Gross-up Payment relates, would cause such Holder's dividends in dollars (after Federal income tax consequences) from the aggregate of such Taxable Allocations and the related Gross-up Payment to be equal to the dollar amount of the dividends which would have been received by such Holder if the amount of such aggregate Taxable Allocations would have been excludable from the gross income of such Holder. Such Gross-up Payment shall be calculated (i) without consideration being given to the time value of money;
(ii) assuming that no Holder of Preferred Shares is subject to the Federal alternative minimum tax with respect to dividends received from the Corporation; and (iii) assuming that each Taxable Allocation and each Gross-up Payment (except to the extent such Gross-up Payment is designated as an exempt-interest dividend under Section 852(b)(5) of the Code or successor provisions) would be taxable in the hands of each Holder of Preferred Shares at the maximum marginal combined regular Federal and California personal income tax rate applicable to ordinary income (taking into account the Federal income tax deductibility of state and local taxes paid or incurred) or net capital gains, as applicable, or the maximum marginal regular Federal corporate income tax rate applicable to ordinary income or net capital gains, as applicable, whichever is greater, in effect at the time such Gross-up Payment is made.

    (c) ISSUE TYPE CATEGORY shall mean, with respect to a Municipal Obligation acquired by the Corporation, (i) for purposes of Issue Type Concentration in calculating Moody's Eligible Assets as of any Valuation Date, one of the following categories into which such Municipal Obligation falls based upon a good faith determination by the Corporation: health care issues (including issues related to teaching and non-teaching hospitals, public or private); housing issues (including issues related to single- and multi-family housing projects); educational facilities issues (including issues related to public and private schools); student loan issues; resource recovery issues; transportation issues (including issues related to mass transit, airports and highways); industrial development bond issues (including issues related to pollution control facilities); utility issues (including issues related to the provision of gas, water, sewers and electricity); general obligation issues; lease obligations (including certificates of participation); escrowed bonds; and other issues (Other Issues) not falling within one of the aforementioned categories (includes special obligations to crossover, excise and sales tax revenue; recreation revenue, special assessment and telephone revenue bonds); and (ii) for purposes of calculating S&P Eligible Assets as of any Valuation Date, one of the following categories into which such Municipal Obligation falls based upon a good faith determination by the
Corporation: health care issues (including issues related to teaching and non-teaching hospitals, public or private); housing issues (including issues related to single- and multi-family housing projects); educational facilities issues (including issues related to public and private schools); student loan issues; transportation issues (including issues related to mass transit, airports and highways); industrial development bond issues (including issues related to pollution control facilities); public power utilities issues (including issues related to the provision of electricity, either singly or in combination with the provision of other utilities, and issues related only to the provision of gas); water and sewer utilities issues (including issues related to the provision of water and sewers as well as combination utilities not falling within the public power utilities category); special utilities issues (including issues related to resource recovery, solid waste and irrigation as well as other utility issues not falling within the public power and water and sewer utilities categories); general obligation issues; lease obligations (including certificates of participation); Escrowed Bonds; and other issues (Other Issues) not falling within one of the aforementioned categories. Municipal Obligations in the utility issue category will be classified within one of the three following sub-categories: (A) electric, gas and combination issues (if the combination issue includes an electric issue); (B) water and sewer utilities and combination issues (if the combination issue does not include an electric issue); and (C) irrigation, resource recovery, solid waste and other utilities, provided that Municipal Obligations included in this sub-category (C) must be rated by S&P in order to be included in S&P Eligible Assets. Municipal Obligations in the transportation issue category will be classified within one of the two following sub-categories: (1) streets and highways, toll roads, bridges and tunnels, airports and multi-purpose port authorities (multiple revenue streams generated by toll roads, airports, real estate, bridges); and (2) mass transit, parking seaports and others.

    (d) MOODY'S DISCOUNT FACTOR shall mean, for purposes of determining the Discounted Value of any Moody's Eligible Asset, the percentage determined by reference to the rating on such asset and the shortest Exposure Period set forth opposite such rating that is the same length as or is longer than the Moody's Exposure Period, in accordance with the table set forth below:

                                      Rating Category

Exposure
Period          Aaa*    Aa*     A*   Baa*    Other**   (V)MIG-1***  SP-1+****  Unrated*****
--------        ---     --      -    ----    ----      --------     -----      -------

7 weeks.......  151%    159%   168%   202%     229%        136%        148%       225%
8 weeks or
less but
greater than
seven weeks...  154%    164%   173%   205%     235%        137%        149%       231%
9 weeks or
less but
greater than
eight weeks...  158%    169%   179%   209%     242%        138%        150%       240%

___________________
*     Moody's rating.

**    Municipal Obligations not rated by Moody's but rated BBB by
S&P.

***   Municipal Obligations rated MIG-1 or VMIG-1, which do not
mature or have a demand feature at par exercisable in 30 days and which do not have a long-term rating.

**** Municipal Obligations not rated by Moody's but rated SP-1+ by S&P, which do not mature or have a demand feature at par exercisable in 30 days and which do not have a long-term rating.

***** Municipal Obligations rated less than Baa3 by Moody's or less than BBB by S&P or not rated by Moody's or S&P.

Notwithstanding the foregoing, (i) the Moody's Discount Factor for short-term Municipal Obligations will be 115%, so long as such Municipal Obligations are rated at least MIG-1, VMIG-1 or P-1 by Moody's and mature or have a demand feature at par exercisable in 30 days or less or 125% as long as such Municipal Obligations are rated at least A-1+/AA or SP-1+/AA by S&P and mature or have a demand feature at par exercisable in 30 days or less and (ii) no Moody's Discount Factor will be applied to cash or to Receivables for Municipal Obligations Sold.

    (e) MOODY'S ELIGIBLE ASSET shall mean cash, Receivables for Municipal Obligations Sold or a Municipal Obligation that (i) pays interest in cash, (ii) is publicly rated Baa or higher by Moody's or, if not rated by Moody's but rated by S&P, is rated at least BBB by S&P provided, however, that for purposes of determining the Moody's Discount Factor applicable to any such S&P-rated Municipal Obligation, such Municipal Obligation (including any short-term Municipal Obligation) shall be deemed to have a Moody's rating that is one full rating category lower than its S&P Rating (iii) does not have its Moody's rating, as applicable, suspended by Moody's, and (iii) is part of an issue of Municipal Obligations of at least $10,000,000. Municipal Obligations issued by any one issuer and rated BBB by S&P may comprise no more than 4% of total Moody's Eligible Assets; such BBB-rated Municipal Obligations, if any, together with any Municipal Obligations issued by the same issuer and rated Baa by Moody's or A by S&P, may comprise no more than 6% of total Moody's Eligible Assets; such BBB, Baa and A-rated Municipal Obligations, if any, together with any Municipal Obligations issued by the same issuer and rated A by Moody's or AA by S&P, may comprise no more than 10% of total Moody's Eligible Assets; and such BBB, Baa, A and AA-rated Municipal Obligations, if any, together with any Municipal Obligations issued by the same issuer and rated Aa by Moody's or AAA by S&P, may comprise no more than 20% of total Moody's Eligible Assets. For purposes of the foregoing sentence, any Municipal Obligation backed by the guaranty, letter of credit or insurance issued by a third party shall be deemed to be issued by such third party if the issuance of such third party credit is the sole determinant of the rating on such Municipal Obligation. Municipal Obligations issued by issuers located within a single state or territory and rated BBB by S&P may comprise no more than 12% of total Moody's Eligible Assets; such BBB-rated Municipal Obligations, if any, together with any Municipal Obligations issued by issuers located within a single state or territory and rated Baa by Moody's or A by S&P, may comprise no more than 20% of total Moody's Eligible Assets; such BBB, Baa and A-rated Municipal Obligations, if any, together with any Municipal Obligations issued by issuers located within the same state or territory and rated A by Moody's or AA by S&P, may comprise no more than 40% of total Moody's Eligible Assets; and such BBB, Baa, A and AA-rated Municipal Obligations, if any, together with any Municipal Obligations issued by issuers located within the same state or territory and rated Aa by Moody's or AAA by S&P, may comprise no more than 60% of total Moody's Eligible Assets. For purposes of this definition, a Municipal Obligation shall be deemed to be rated BBB by S&P if rated BBB-, BBB or BBB+ by S&P. When the Corporation sells a Municipal Obligation and agrees to repurchase such Municipal Obligation at a future date, such Municipal Obligation shall be valued at its Discounted Value for purposes of determining Moody's Eligible Assets, and the amount of the repurchase price of such Municipal Obligation shall be included as a liability for purposes of calculating the Preferred Shares Basic Maintenance Amount. When the Corporation purchases a Moody's Eligible Asset and agrees to sell it at a future date, such Eligible Asset shall be valued at the amount of cash to be received by the Corporation upon such future date, provided that the counterparty to the transaction has a long-term debt rating of at least A2 from Moody's and the transaction has a term of no more than 30 days, otherwise such Eligible Asset shall be valued at the Discounted Value of such Eligible Asset.

    Notwithstanding the foregoing, an asset will not be considered a Moody's Eligible Asset to the extent it is (i) subject to any material lien, mortgage, pledge, security interest or security agreement of any kind (collectively, "Liens"), except for (a) Liens which are being contested in good faith by appropriate proceedings and which Moody's has indicated to the Corporation will not affect the status of such asset as a Moody's Eligible Asset, (b) Liens for taxes that are not then due and payable or that can be paid thereafter without penalty, (c) Liens to secure payment for services rendered or cash advanced to the Corporation by Alliance Capital Management L.P., State Street Bank & Trust Company or the Auction Agent and (d) Liens by virtue of any repurchase agreement; or (ii) deposited irrevocably for the payment of any liabilities for purposes of determining the Preferred Shares Basic Maintenance Amount.

    For the purposes of determining Moody's Eligible Assets, the following diversification guidelines apply:

           MINIMUM                                   MAXIMUM    MAX STATE OR
           ISSUER       MAXIMUM    MAXIMUM TYPE      COUNTY       TERRITORY
            SIZE      UNDERLYING   CONCENTRATION  CONCENTRATION CONCENTRATION
RATING     ($mln)    OLIGOR(%)(1)    (%)(3)(4)      (%)(1)(5)     (%)(1)(5)

Aaa          10           100           100            100           100
Aa           10           20            60             60            60
A            10           10            40             40            40
Baa          10            6            20             20            20
Other(2)     10            4            12             12            12

(1) The referenced percentages represent maximum cumulative totals for the related rating category and each lower rating category.
(2) State municipal bonds and Municipal Obligations not rated by Moody's but rated BBB or BBB+ by S&P.
(3)   Does not apply to general obligations bonds.
(4)   In no event shall:
      (a) more than 10% of Moody's Eligible Assets consist of student loan issues
(5)   Applicable to general obligation bonds only.
(6) Does not apply to state Municipal Bonds. Territorial bonds (other than those issued by Puerto Rico and counted collectively) are each limited to 10% of Moody's Eligible Assets. For diversification purposes, Puerto Rico will be treated as a state.

    (f) OTHER ISSUES shall have the respective meanings specified in the definition of Issue Type Category.

    (g) RATE MULTIPLE, for shares of a series of Preferred Shares on any Auction Date for shares of such series, shall mean the percentage, determined as set forth below, based on the prevailing rating of shares of such series in effect at the close of business on the Business Day next preceding such Auction Date:

             PREVAILING RATING           PERCENTAGE

             aa3/AA-- or higher........  110%
             a3/A--....................  125%
             baa3/BBB--................  150%
             ba3/BB--..................  200%
             Below ba3/BB--............  250%

provided, however, that in the event the Corporation has notified the Auction Agent of its intent to allocate income taxable for Federal income tax purposes to shares of such series prior to the Auction establishing the Applicable Rate for shares of such series, the applicable percentage in the foregoing table shall be divided by the quantity 1 minus the maximum marginal combined regular Federal personal income tax rate applicable to ordinary income or the maximum marginal regular Federal corporate income tax rate applicable to ordinary income, whichever is greater.

    For purposes of this definition, the prevailing rating of shares of a series of Preferred Shares shall be (i) aa3/AA-- or higher if such shares have a rating of aa3 or better by Moody's and AA-- or better by S&P or the equivalent of such ratings by such agencies or a substitute rating agency or substitute rating agencies selected as provided below, (ii) if not aa3/AA-- or higher, then a3/A-- if such shares have a rating of a3 or better by Moody's and A-- or better by S&P or the equivalent of such ratings by such agencies or a substitute rating agency or substitute rating agencies selected as provided below, (iii) if not aa3/AA-- or higher or a3/A--, then baa3/BBB-- if such shares have a rating of baa3 or better by Moody's and BBB-- or better by S&P or the equivalent of such ratings by such agencies or a substitute rating agency or substitute rating agencies selected as provided below, (iv) if not aa3/AA-- or higher, a3/A-- or baa3/BBB--, then ba3/BB-- if such shares have a rating of ba3 or better by Moody's and BB-- or better by S&P or the equivalent of such ratings by such agencies or a substitute rating agency or substitute rating agencies selected as provided below, and (v) if not aa3/AA-- or higher, a3/A--, baa3/BBB--, or ba3/BB--, then Below ba3/BB--; provided, however, that if such shares are rated by only one rating agency, the prevailing rating will be determined without reference to the rating of any other rating agency. The Corporation shall take all reasonable action necessary to enable either S&P or Moody's to provide a rating for Preferred Shares. If neither S&P nor Moody's shall make such a rating available, the party set forth in Section 3 of Appendix A or its successor shall select at least one nationally recognized statistical rating organization (as that term is used in the rules and regulations of the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended from time to time) to act as a substitute rating agency in respect of shares of the series of Preferred Shares set forth opposite such party's name in Section 3 of Appendix A and the Corporation shall take all reasonable action to enable such rating agency to provide a rating for such shares.

    (h) S&P DISCOUNT FACTOR shall mean, for purposes of determining the Discounted Value of any S&P Eligible Asset, the percentage determined by reference to the rating on such asset and the shortest Exposure Period set forth opposite such rating that is the same length as or is longer than the S&P Exposure Period, in accordance with the table set forth below:

                               RATING CATEGORY

Exposure Period      AAA*          AA*        A*         BBB*     HIGH YIELD
45 Business Days     200%          205%       220%       260%     230%
25 Business Days     180           185        200        240      230
10 Business Days     165           170        185        225      230
7 Business Days      160           165        180        220      230
3 Business Days      140           145        160        200      230
________
*   S&P rating.

Notwithstanding the foregoing, (i) the S&P Discount Factor for short-term Municipal Obligations will be 115%, so long as such Municipal Obligations are rated A-1+ or SP-1+ by S&P and mature or have a demand feature exercisable within 30 days or less, or 120% so long as such Municipal Obligations are rated A-1 or SP-1 by S&P and mature or have a demand feature exercisable in 30 days or less or 125% if such Municipal Obligations are not rated by S&P but are rated equivalent to A-1+ or SP-1+ by another nationally recognized statistical rating organization, on a case by case basis; provided, however, that any such non-S&P rated short-term Municipal Obligations which have demand features exercisable within 30 days or less must be backed by a letter of credit, liquidity facility or guarantee from a bank or other financial institution with a short-term rating of at least A-1+ from S&P; and further provided that such non-S&P rated short-term Municipal Obligations may comprise no more than 50% of short-term Municipal Obligations that qualify as S&P Eligible Assets; provided, however, that Municipal Obligations not rated by S&P but rated equivalent to BBB or lower by another nationally recognized statistical rating organization, rated BB+ or lower by S&P or non-rated (such Municipal Obligations are hereinafter referred to as "High Yield Securities") may comprise no more than 20% of the short-term Municipal Obligations that qualify as S&P Eligible Assets; (ii) the S&P Discount Factor for Receivables for Municipal Obligations Sold that are due in more than five Business Days from such Valuation Date will be the S&P Discount Factor applicable to the Municipal Obligations sold; (iii) no S&P Discount Factor will be applied to cash or to Receivables for Municipal Obligations Sold if such receivables are due within five Business Days of such Valuation Date; and (iv) except as set forth in clause (i) above, in the case of any Municipal Obligation that is not rated by S&P but qualifies as an S&P Eligible Asset pursuant to clause (iii) of that definition, such Municipal Obligation will be deemed to have an S&P rating one full rating category lower than the S&P rating category that is the equivalent of the rating category in which such Municipal Obligation is placed by a nationally recognized statistical rating organization. Receivables for Municipal Obligations Sold, for purposes of calculating S&P Eligible Assets as of any Valuation Date, means the book value of receivables for Municipal Obligations sold as of or prior to such Valuation Date. The Corporation may adopt S&P Discount Factors for Municipal Obligations other than Municipal Obligations provided that S&P advises the Corporation in writing that such action will not adversely affect its then current rating on the Preferred Shares. For purposes of the foregoing, Anticipation Notes rated SP-1+ or, if not rated by S&P, equivalent to A-1+ or SP-1+ by another nationally recognized statistical rating organization, on a case by case basis, which do not mature or have a demand feature at par exercisable in 30 days and which do not have a long-term rating, shall be considered to be short-term Municipal Obligations.

    (i) S&P ELIGIBLE ASSET shall mean cash (excluding any cash irrevocably deposited by the Corporation for the payment of any liabilities within the meaning of Preferred Shares Basic Maintenance Amount), Receivables for Municipal Obligations Sold or a Municipal Obligation owned by the Corporation that (A) is interest bearing and pays interest at least semi-annually; (B) is payable with respect to principal and interest in U.S. Dollars;
(C) is publicly rated BBB or higher by S&P or, if not rated by S&P but rated equivalent or higher to an A by another nationally recognized statistical rating organization, on a case by case basis; (D) is not subject to a covered call or put option written by the Corporation; (E) is not part of a private placement of Municipal Obligations; and (vi) is part of an issue of Municipal Obligations with an original issue size of at least $10 million or if of an issue with an original issue size below $10 million (but in no event below $5 million) is issued by an issuer with a total of at least $50 million of securities outstanding.

Solely for purposes of this definition, the term Municipal Obligation means any obligation the interest on which is exempt from regular Federal income taxation and which is issued by any of the fifty United States, the District of Columbia or any of the territories of the United States, their subdivisions, counties, cities, towns, villages, school districts and agencies (including authorities and special districts created by the states), and federally sponsored agencies such as local housing authorities. Notwithstanding the foregoing limitations:

         (A) Municipal Obligations (excluding Escrowed Bonds and High Yield Securities) of any one issuer or guarantor (excluding bond insurers) shall be considered S&P Eligible Assets only to the extent the Market Value of such Municipal Obligations (including short-term Municipal Obligations) does not exceed 10% of the aggregate Market Value of S&P Eligible Assets, provided that 2% is added to the applicable S&P Discount Factor for every 1% by which the Market Value of such Municipal Obligations exceeds 5% of the aggregate Market Value of S&P Eligible Assets. High Yield Securities of any one issuer shall be considered S&P Eligible Assets only to the extent the Market Value of such Municipal Obligations does not exceed 5% of the aggregate Market Value of S&P Eligible Assets;

         (B) Municipal Obligations (excluding Escrowed Bonds) of any one Issue Type Category shall be considered S&P Eligible Assets only to the extent the Market Value of such Municipal Obligations does not exceed 25% of the aggregate Market Value of S&P Eligible Assets; provided, however, that Municipal Obligations falling within the utility Issue Type Category will be broken down into three sub-categories and such Municipal Obligations will be considered S&P Eligible Assets to the extent the Market Value of such Municipal Obligations in each sub-category does not exceed 25% of the aggregate Market Value of S&P Eligible Assets per each sub-category provided that the total utility Issue Type Category does not exceed 60% of the Aggregate Market Value of S&P Eligible Assets; provided, however, that Municipal Obligations falling within the transportation Issue Type Category will be broken down into two sub-categories and such Municipal Obligations will be considered S&P Eligible Assets to the extent the Market Value of such Municipal Obligations in both sub-categories combined does not exceed 40% of the aggregate Market Value of S&P Eligible Assets (exposure to transportation sub-category (i) described in the definition of Issue Type Category is limited to 25% of the aggregate Market Value of S&P Eligible Assets, provided, however, exposure to transportation sub-category (ii) can exceed the 25% limit to the extent that exposure to transportation sub-category (i) is reduced, for a total exposure up to and not exceeding 40% of the aggregate Market Value of S&P Eligible Assets for the transportation Issue Type Category); and provided, however, that the general obligation issues will be considered S&P Eligible Assets only to the extent the Market Value of such general obligation issues does not exceed 50% of the aggregate Market Value of S&P Eligible Assets;

         (C) Municipal Obligations not rated by S&P shall be considered S&P Eligible Assets only to the extent the Market Value of such Municipal Obligations does not exceed 50% of the aggregate Market Value of S&P Eligible Assets; provided, however, that High Yield Securities shall be considered S&P Eligible Assets only to the extent the Market Value of such Municipal Obligations does not exceed 20% of the aggregate Market Value of S&P Eligible Assets; and

         (D) Out of State Bonds shall be considered S&P Eligible
Assets only to the extent that the Market Value of such Municipal
Obligations does not exceed 20% of the aggregate Market Value of S&P Eligible Assets.

SECTION 2. RESERVED.

SECTION 3. PARTY NAMED FOR PURPOSES OF THE DEFINITION OF RATE
MULTIPLE IN THESE ARTICLES.

                  PARTY                SERIES OF PREFERRED SHARES
         Salomon Smith Barney Inc.     Preferred Shares Series M
         Salomon Smith Barney Inc.     Preferred Shares Series T

SECTION 4. RESERVED.

SECTION 5.  AMOUNT FOR PURPOSES OF SUBPARAGRAPH (c)(i) OF SECTION
5 OF PART I OF THESE ARTICLES. $81,000,000.

SECTION 6. ALL HOLD ORDER RATE FOR PURPOSES OF SUBPARAGRAPH
(b)(iii) OF SECTION 3 OF PART II OF THESE ARTICLES. For purposes of subparagraph (b)(iii) of Section 3 of Part II of these Articles, the All Holder Order Rate for shares of such series for the next succeeding Rate Period of shares of such series shall be equal to the lesser of the Kenny Index (if such Rate Period consists of fewer than 183 Rate Period Days) or the product of
(i)(A) the AA Composite Commercial Paper Rate on such Auction Date for such Rate Period, if such Rate Period consists of fewer than 183 Rate Period Days; (B) the Treasury Bill Rate on such Auction Date for such Rate Period, if such Rate Period consists of more than 182 but fewer than 365 Rate Period Days; or (C) the Treasury Note Rate on such Auction Date for such Rate Period, if such Rate Period is more than 364 Rate Period Days (the rate described in the foregoing clause (i)(A), (B) or (C), as applicable, being referred to herein as the Benchmark Rate) and
(ii) 1 minus the maximum marginal regular Federal personal income tax rate applicable to ordinary income or the maximum marginal regular Federal corporate income tax rate applicable to ordinary income, whichever is greater; provided, however, that if the Corporation has notified the Auction Agent of its intent to allocate to shares of such series in such Rate Period any net capital gains or other income taxable for Federal income tax purposes (hereinafter "Taxable Income"), the All Hold Order Rate for shares of such series for such Rate Period will be (1) if the Taxable Yield Rate (as defined below) is greater than the Benchmark Rate, then the Benchmark Rate, or (2) if the Taxable Yield Rate is less than or equal to the Benchmark Rate, then the rate equal to the sum of (I) the lesser of the Kenny Index (if such Rate Period consists of fewer than 183 Rate Period Days) or the product of the Benchmark Rate multiplied by the factor set forth in the preceding clause (ii) and (II) the product of the maximum marginal regular Federal personal income tax rate applicable to ordinary income or the maximum marginal regular Federal corporate income tax applicable to ordinary income, whichever is greater, multiplied by the Taxable Yield Rate. For purposes of the foregoing, Taxable Yield Rate means the rate determined by (x) dividing the amount of Taxable Income available for distribution per such share of Preferred Shares by the number of days in the Dividend Period in respect of which such Taxable Income is contemplated to be distributed, (y) multiplying the amount determined in (x) above by 365 (in the case of a Dividend Period of 7 Rate Period Days) or 360 (in the case of any other Dividend Period), and (z) dividing the amount determined in (b) above by $25,000.

SECTION 7. CERTAIN OTHER RESTRICTIONS AND REQUIREMENTS.

    (a) For so long as Preferred Shares are rated by S&P, the Corporation will not purchase or sell futures contracts, write, purchase or sell options on futures contracts or write put options (except covered put options) or call options (except covered call options) on portfolio securities unless it receives written confirmation from S&P that engaging in such transactions will not impair the ratings then assigned to the Preferred Shares by S&P, except that the Corporation may purchase or sell futures contracts based on the Bond Buyer Municipal Bond Index (the "Municipal Index") or United States Treasury Bonds or Notes ("Treasury Bonds") and write, purchase or sell put and call options on such contracts (collectively, "S&P Hedging Transactions"), subject to the following limitations:

         (i) the Corporation will not engage in any S&P Hedging Transaction based on the Municipal Index (other than transactions which terminate a futures contract or option held by the Corporation by the Corporation's taking an opposite position thereto ("Closing Transactions")), which would cause the Corporation at the time of such transaction to own or have sold the least of (A) more than 1,000 outstanding futures contracts based on the Municipal Index, (B) outstanding futures contracts based on the Municipal Index exceeding in number 25% of the quotient of the Market Value of the Corporation's total assets divided by $1,000 or (C) outstanding futures contracts based on the Municipal Index exceeding in number 10% of the average number of daily traded futures contracts based on the Municipal Index in the 30 days preceding the time of effecting such transaction as reported by The Wall Street Journal;

         (ii) the Corporation will not engage in any S&P Hedging Transaction based on Treasury Bonds (other than Closing Transactions) which would cause the Corporation at the time of such transaction to own or have sold the lesser of (A) outstanding futures contracts based on Treasury Bonds exceeding in number 50% of the quotient of the Market Value of the Corporation's total assets divided by $100,000 ($200,000 in the case of the two-year United States Treasury Note) or (B) outstanding futures contracts based on Treasury Bonds exceeding in number 10% of the average number of daily traded futures contracts based on Treasury Bonds in the 30 days preceding the time of effecting such transaction as reported by The Wall Street Journal.

         (iii) the Corporation will engage in Closing
Transactions to close out any outstanding futures contract which the Corporation owns or has sold or any outstanding option thereon owned by the Corporation in the event (A) the Corporation does not have S&P Eligible Assets with an aggregate Discounted Value equal to or greater than the Preferred Shares Basic Maintenance Amount on two consecutive Valuation Dates and (B) the Corporation is required to pay Variation Margin on the second such Valuation Date;

         (iv) the Corporation will engage in a Closing Transaction to close out any outstanding futures contract or option thereon in the month prior to the delivery month under the terms of such futures contract or option thereon unless the Corporation holds the securities deliverable under such terms; and

         (v) when the Corporation writes a futures contract or option thereon, it will either maintain an amount of cash, cash equivalents or high grade (rated A or better by S&P), fixed-income securities in a segregated account with the Corporation's custodian, so that the amount so segregated plus the amount of Initial Margin and Variation Margin held in the account of or on behalf of the Corporation's broker with respect to such futures contract or option equals the Market Value of the futures contract or option, or, in the event the Corporation writes a futures contract or option thereon which requires delivery of an underlying security, it shall hold such underlying security in its portfolio.

    For purposes of determining whether the Corporation has S&P Eligible Assets with a Discounted Value that equals or exceeds the Preferred Shares Basic Maintenance Amount, the Discounted Value of cash or securities held for the payment of Initial Margin or Variation Margin shall be zero and the aggregate Discounted Value of S&P Eligible Assets shall be reduced by an amount equal to (A) 30% of the aggregate settlement value, as marked to market, of any outstanding futures contracts based on the Municipal Index which are owned by the Corporation plus (B) 25% of the aggregate settlement value, as marked to market, of any outstanding futures contracts based on Treasury Bonds which contracts are owned by the Corporation.

    (b) For so long as Preferred Shares are rated by Moody's, the Corporation will not buy or sell futures contracts, write, purchase or sell call options on futures contracts or purchase put options on futures contracts or write call options (except covered call options) on portfolio securities unless it receives written confirmation from Moody's that engaging in such transactions would not impair the ratings then assigned to the Preferred Shares by Moody's, except that the Corporation may purchase or sell exchange-traded futures contracts based on the Municipal Index or Treasury Bonds and purchase, write or sell exchange-traded put options on such futures contracts and purchase, write or sell exchange-traded call options on such futures contracts (collectively, "Moody's Hedging Transactions"), subject to the following limitations:

         (i) the Corporation will not engage in any Moody's Hedging Transaction based on the Municipal Index (other than Closing Transactions), which would cause the Corporation at the time of such transaction to own or have sold (A) outstanding futures contracts based on the Municipal Index exceeding in number 10% of the average number of daily traded futures contracts based on the Municipal Index in the 30 days preceding the time of effecting such transaction as reported by The Wall Street Journal or (B) outstanding futures contracts based on the Municipal Index having a Market Value exceeding 50% of the Market Value of all Municipal Bonds constituting Moody's Eligible Assets owned by the Corporation (other than Moody's Eligible Assets already subject to a Moody's Hedging Transaction);

         (ii) the Corporation will not engage in any Moody's Hedging Transaction based on Treasury Bonds (other than Closing Transactions) which would cause the Corporation at the time of such transaction to own or have sold (A) outstanding futures contracts based on Treasury Bonds having an aggregate Market Value exceeding 20% of the aggregate Market Value of Moody's

Eligible Assets owned by the Corporation and rated Aa by Moody's (or, if not rated by Moody's but rated by S&P, rated AAA by S&P) or (B) outstanding futures contracts based on Treasury Bonds having an aggregate Market Value exceeding 40% of the aggregate Market Value of all Municipal Bonds constituting Moody's Eligible Assets owned by the Corporation (other than Moody's Eligible Assets already subject to a Moody's Hedging Transaction) and rated Baa or A by Moody's (or, if not rated by Moody's but rated by S&P, rated A or AA by S&P) (for purposes of the foregoing clauses (i) and (ii), the Corporation shall be deemed to own the number of futures contracts that underlie any outstanding options written by the Corporation);

         (iii) the Corporation will engage in Closing
Transactions to close out any outstanding futures contract based on the Municipal Index if the amount of open interest in the Municipal Index as reported by The Wall Street Journal is less than 5,000;

         (iv) the Corporation will engage in a Closing Transaction to close out any outstanding futures contract by no later than the fifth Business Day of the month in which such contract expires and will engage in a Closing Transaction to close out any outstanding option on a futures contract by no later than the first Business Day of the month in which such option expires;

         (v) the Corporation will engage in Moody's Hedging
Transactions only with respect to futures contracts or options thereon having the next settlement date or the settlement date immediately thereafter;

         (vi) the Corporation will not engage in options and futures transactions for leveraging or speculative purposes and will not write any call options or sell any futures contracts for the purpose of hedging the anticipated purchase of an asset prior to completion of such purchase; and

         (vii) the Corporation will not enter into an option or futures transaction unless, after giving effect thereto, the Corporation would continue to have Moody's Eligible Assets with an aggregate Discounted Value equal to or greater than the Preferred Shares Basic Maintenance Amount.

    For purposes of determining whether the Corporation has Moody's Eligible Assets with an aggregate Discounted Value that equals or exceeds the Preferred Shares Basic Maintenance Amount, the Discounted Value of Moody's Eligible Assets which the Corporation is obligated to deliver or receive pursuant to an outstanding futures contract or option shall be as follows: (A) assets subject to call options written by the Corporation which are either exchange-traded and readily reversible or which expire within 49 days after the date as of which such valuation is made shall be valued at the lesser of (1) Discounted Value and (2) the exercise price of the call option written by the Corporation; (B) assets subject to call options written by the Corporation not meeting the requirements of clause (A) of this sentence shall have no value; (C) assets subject to put options written by the Corporation shall be valued at the lesser of (1) the exercise price and (2) the Discounted Value of the subject security; (D) futures contracts shall be valued at the lesser of (1) settlement price and (2) the Discounted Value of the subject security, provided that, if a contract matures within 49 days after the date as of which such valuation is made, where the Corporation is the seller the contract may be valued at the settlement price and where the Corporation is the buyer the contract may be valued at the Discounted Value of the subject securities; and (E) where delivery may be made to the Corporation with any security of a class of securities, the Corporation shall assume that it will take delivery of the security with the lowest Discounted Value.

    For purposes of determining whether the Corporation has Moody's Eligible Assets with an aggregate Discounted Value that equals or exceeds the Preferred Shares Basic Maintenance Amount, the following amounts shall be subtracted from the aggregate Discounted Value of the Moody's Eligible Assets held by the
Corporation: (I) 10% of the exercise price of a written call option; (II) the exercise price of any written put option; (III) where the Corporation is the seller under a futures contract, 10% of the settlement price of the futures contract; (IV) where the Corporation is the purchaser under a futures contract, the settlement price of assets purchased under such futures contract;
(V) the settlement price of the underlying futures contract if the Corporation writes put options on a futures contract; and
(VI) 105% of the Market Value of the underlying futures contracts if the Corporation writes call options on a futures contract and does not own the underlying contract.

    (c) For so long as Preferred Shares are rated by Moody's, the Corporation will not enter into any contract to purchase securities for a fixed price at a future date beyond customary settlement time (other than such contracts that constitute Moody's Hedging Transactions that are permitted under Section 7(b) of this Appendix A), except that the Corporation may enter into such contracts to purchase newly-issued securities on the date such securities are issued (Forward Commitments), subject to the following limitation:

         (i) the Corporation will maintain in a segregated account with its custodian cash, cash equivalents or short-term, fixed-income securities rated P-1, MTG-1 or VMIG-1 by Moody's and maturing prior to the date of the Forward Commitment with a

Market Value that equals or exceeds the amount of the Corporation's obligations under any Forward Commitments to which it is from time to time a party or long-term fixed income securities with a Discounted Value that equals or exceeds the amount of the Corporation's obligations under any Forward
Commitment to which it is from time to time a party; and

         (ii) the Corporation will not enter into a Forward Commitment unless, after giving effect thereto, the Corporation would continue to have Moody's Eligible Assets with an aggregate Discounted Value equal to or greater than the Preferred Shares Basic Maintenance Amount.

    For purposes of determining whether the Corporation has Moody's Eligible Assets with an aggregate Discounted Value that equals or exceeds the Preferred Shares Basic Maintenance Amount, the Discounted Value of all Forward Commitments to which the Corporation is a party and of all securities deliverable to the Corporation pursuant to such Forward Commitments shall be zero.

SECTION 8. DIVIDEND PAYMENT DATES. Except as otherwise provided in paragraph (d) of Section 2 of Part I of these Articles, dividends shall be payable on shares of:

    Preferred Shares Series M, for the Initial Rate Period on
April 9, 2002, and on each Tuesday thereafter.

    Preferred Shares Series T, for the Initial Rate Period on
April 10, 2002, and on each Wednesday thereafter.

                        TABLE OF CONTENTS

DEFINITIONS..........................................5
PART I
1.  NUMBER OF AUTHORIZED SHARES......................23
2.  DIVIDENDS........................................23
3.  GROSS-UP PAYMENTS................................28
4.  DESIGNATION OF SPECIAL RATE PERIODS..............29
5.  VOTING RIGHTS....................................32
6.  1940 ACT PREFERRED SHARES ASSET COVERAGE.........40
7.  PREFERRED SHARES BASIC MAINTENANCE AMOUNT........41
8.  [RESERVED].......................................44
9.  RESTRICTIONS ON DIVIDENDS AND
     OTHER DISTRIBUTIONS.............................44
10. RATING AGENCY RESTRICTIONS.......................46
11. REDEMPTION.......................................47
12. LIQUIDATION RIGHTS...............................53
13. MISCELLANEOUS....................................55
PART II
1.  ORDERS...........................................56
2.  SUBMISSION OF ORDERS BY BROKER-DEALERS
      TO AUCTION AGENT...............................58
3.  DETERMINATION OF SUFFICIENT CLEARING BIDS,
      WINNING BID RATE AND APPLICABLE RATE...........61
4.  ACCEPTANCE AND REJECTION OF SUBMITTED
      BIDS AND SUBMITTED SELL ORDERS AND
      ALLOCATION OF SHARES...........................63
5.  NOTIFICATION OF ALLOCATIONS......................67
6.  AUCTION AGENT....................................67
7.  TRANSFER OF SHARES OF ANY SERIES
      OF PREFERRED SHARES............................68
8.  GLOBAL CERTIFICATE...............................68
9.  FORCE MAJEURE....................................69
APPENDIX A   ALLIANCE CALIFORNIA MUNICIPAL
             INCOME FUND, INC........................A-1

                    APPENDIX B: BOND RATINGS

Standard & Poor's Bond Ratings

         A Standard & Poor's municipal bond rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong. Debt rated "AA" has a very strong capacity to pay interest and to repay principal and differs from the highest rated issues only in small degree. Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than a debt of a higher rated category. Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and to repay principal for debt in this category than for higher rated categories.

         Debt rated "BB," "B," "CCC" or "CC" is regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. The rating "C" is reserved for income bonds on which no interest is being paid. Debt rated "D" is in default and payments of interest and/or repayment of principal are in arrears.

         The ratings from "AAA" to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Moody's Bond Ratings

         Excerpts from Moody's description of its municipal bond ratings: Aaa - judged to be the best quality, carry the smallest degree of investment risk; Aa - judged to be of high quality by all standards; A - possess many favorable investment attributes and are to be considered as higher upper grade obligations; Baa - considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured and have speculative characteristics as well; Ba, B, Caa, Ca, C - protection of interest and principal payments is questionable; Ba indicates some speculative elements while Ca represents a high degree of speculation and C represents the lowest rated class of bonds;

Caa, Ca and C bonds may be in default. Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa to B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks at the lower end of its generic rating category.

Short-Term Municipal Loans

         Moody's highest rating for short-term municipal loans is MIG-1/VMIG-1. Moody's states that short-term municipal securities rated MIG-1/VMIG-1 are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both. Loans bearing the MIG-2/VMIG-2 designation are of high quality, with margins of protection ample although not so large as in the MIG-l/VMIG-1 group.

         S&P's highest rating for short-term municipal loans is SP-1. S&P states that short-term municipal securities bearing the SP-1 designation have very strong or strong capacity to pay principal and interest. Those issues rated SP-1 which are determined to possess overwhelming safety characteristics will be given a plus (+) designation. Issues rated SP-2 have satisfactory capacity to pay principal and interest.

Other Municipal Securities

         "Prime-1" is the highest rating assigned by Moody's for other short-term municipal securities and commercial paper, and A-1+" and "A-1" are the two highest ratings for commercial paper assigned by S&P (S&P does not rate short-term tax-free obligations). Moody's uses the numbers 1, 2 and 3 to denote relative strength within its highest classification of "Prime," while S&P uses the number 1+, 1, 2 and 3 to denote relative strength within its highest classification of "A." Issuers rated "Prime" by Moody's have the following characteristics: their short-term debt obligations carry the smallest degree of investment risk, margins of support for current indebtedness are large or stable with cash flow and asset protection well assured, current liquidity provides ample coverage of near-term liabilities and unused alternative financing arrangements are generally available. While protective elements may change over the intermediate or longer-term, such changes are most unlikely to impair the fundamentally strong position of short-term obligations. Commercial paper issuers rated "A" by S&P have the following characteristics: liquidity ratios are better than industry average, long-term debt rating is A or better, the issuer has access to at least two additional channels of borrowing, and basic earnings and cash flow are in an upward trend. Typically, the issuer is a strong company in a well-established industry and has superior management.

Fitch, Inc. International Long-Term Credit Ratings

Investment Grade

         AAA - Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

         AA - Very high credit quality. 'AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

         A - High credit quality. 'A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

         BBB - Good credit quality. 'BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade

         BB - Speculative. 'BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

         B - Highly speculative. 'B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

         CCC, CC, C - High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A 'CC' rating indicates that default of some kind appears probable. 'C' ratings signal imminent default.

         DDD, DD, D - Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. 'DDD' obligations have the highest potential for recovery, around 90% - 100% of outstanding amounts and accrued interest. 'DD' indicates potential recoveries in the range of 50% - 90% and 'D' the lowest recovery potential, i.e., below 50%.

         Entities rated in this category have defaulted on some or all of their obligations. Entities rated 'DDD' have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated 'DD' and 'D' are generally undergoing a formal reorganization or liquidation process; those rated 'DD' are likely to satisfy a higher portion of their outstanding obligations, while entities rated 'D' have a poor prospect of repaying all obligations.

Fitch, Inc. International Short-Term Credit Ratings

         F1 - Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

         F2 - Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

         F3 - Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

         B - Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

         C - High default risk. Default is a real possibility.
Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

         D - Default. Denotes actual or imminent payment default.

Notes to Long-term and Short-term ratings:

"+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' Long-term rating category, to categories below 'CCC', or to Short-term ratings other than 'F1'.

'NR' indicates that Fitch does not rate the issuer or issue in question.

'Withdrawn': A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

A Rating Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, companies whose outlooks are 'stable' could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

Further Rating Distinctions

         While ratings provide an assessment of the obligor's capacity to pay debt service, it should be noted that the definition of obligor expands as layers of security are added. If municipal securities are guaranteed by third parties then the "underlying" issuers as well as the "primary" issuer will be evaluated during the rating process. In some cases, depending on the scope of the guaranty, such as bond insurance, bank letters of credit or collateral, the credit enhancement will provide the sole basis for the rating given.

Minimum Rating(s) Requirements

         For minimum rating(s) requirements for the Funds securities, please refer to "The Funds Investments Investment
Objectives and Policies" in the Prospectus.

        APPENDIX C: FUTURES CONTRACTS AND RELATED OPTIONS

Futures Contracts

         The Fund may enter into contracts for the purchase or sale for future delivery of municipal securities or U.S. Government Securities, or contracts based on financial indices including any index of municipal securities or U.S. Government Securities. U.S. futures contracts have been designed by exchanges which have been designated "contracts markets" by the Commodity Futures Trading Commission ("CFTC"), and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on a number of exchange markets, and, through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange.

         At the same time a futures contract is purchased or sold, the Fund must allocate cash or securities as a deposit payment ("initial deposit"). It is expected that the initial deposit would be approximately 1/2% to 5% of a contract's face value. Daily thereafter, the futures contract is valued and the payment of "variation margin" may be required, since each day the Fund would provide or receive cash that reflects any decline or increase in the contract's value.

         At the time of delivery of securities pursuant to such a contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate from that specified in the contract. In some (but not many) cases, securities called for by a futures contract may not have been issued when the contract was written.

         Although futures contracts by their terms call for the actual delivery or acquisition of securities, in most cases the contractual obligation is fulfilled before the date of the contract without having to make or take delivery of the securities. The offsetting of a contractual obligation is accomplished by buying (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the securities. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, the Fund will incur brokerage fees when it purchases or sells futures contracts.

Interest Rate Futures

         The purpose of the acquisition or sale of a futures contract, in the case of the Fund, which holds or intends to acquire fixed-income securities, is to attempt to protect the Fund from fluctuations in interest rates without actually buying or selling fixed-income securities. For example, if interest rates were expected to increase, the Fund might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the debt securities owned by the Fund. If interest rates did increase, the value of the debt securities in the Fund would decline, but the value of the futures contracts to the Fund would increase at approximately the same rate, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. The Fund could accomplish similar results by selling debt securities and investing in bonds with short maturities when interest rates are expected to increase. However, since the futures market is more liquid than the cash market, the use of futures contracts as an investment technique allows the Fund to maintain a defensive position without having to sell its portfolio securities.

         Similarly, when it is expected that interest rates may decline, futures contracts may be purchased to attempt to hedge against anticipated purchases of debt securities at higher prices. Since the fluctuations in the value of futures contracts should be similar to those of debt securities, a Fund could take advantage of the anticipated rise in the value of debt securities without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Fund could then buy debt securities on the cash market. To the extent the Fund enters into futures contracts for this purpose, the assets in the segregated account maintained to cover the Fund's obligations with respect to such futures contracts will consist of cash, cash equivalents or high-quality liquid debt securities from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial and variation margin payments made by the Fund with respect to such futures contracts.

         The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate trends by the Adviser may still not result in a successful transaction.

         In addition, futures contracts entail risks. Although the Fund believes that use of such contracts will benefit the Fund, if the Adviser's investment judgment about the general direction of interest rates is incorrect, the Fund's overall performance would be poorer than if it had not entered into any such contract. For example, if the Fund has hedged against the possibility of an increase in interest rates which would adversely affect the price of debt securities held in its portfolio and interest rates decrease instead, the Fund will lose part or all of the benefit of the increased value of its debt securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell debt securities from its portfolio to meet daily variation margin requirements. Such sales of bonds may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it may be disadvantageous to do so.

Options on Futures Contracts

         The Fund intends to purchase and write options on futures contracts for hedging purposes. The Funds are not commodity pools and all transactions in futures contracts and options on futures contracts engaged in by the Funds must constitute bona fide hedging or other permissible transactions in accordance with the rules and regulations promulgated by the CFTC. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities. As with the purchase of futures contracts, when the Fund is not fully invested it may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates.

         The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the security which is deliverable upon exercise of the futures contract or securities comprising an index. If the futures price at expiration of the option is below the exercise price, the Fund that has written a call will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in its portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the security which is deliverable upon the exercise of futures contract or securities comprising an index. If the futures price at the expiration of the option is higher than the exercise price, the Fund that has written a put will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which it intends to purchase. If a put or call option the Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Fund's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

         The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, the Fund may purchase a put option on a futures contract to hedge its portfolio against the risk of rising interest rates.

         The amount of risk the Fund assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

                           APPENDIX D

                FACTORS PERTAINING TO CALIFORNIA

         The following is based on information obtained from a Preliminary Official Statement, dated March 1, 2002, relating to
$1,108,375,000 State of California General Obligation Refunding
Bonds (the "Official Statement").

Constitutional Limits on Spending and Taxes

         Certain California (the "State") constitutional amendments, legislative measures, executive orders, civil actions and voter initiatives could adversely affect the ability of issuers of the State's municipal securities to pay interest and principal on municipal securities.

         Article XIII B. On November 6, 1979, the State's voters approved Proposition 4, which added Article XIII B to the State Constitution. Pursuant to Article XIII B, the State is subject to an annual appropriations limit (the "Appropriations Limit").

         Article XIII B was modified substantially by Propositions 98 and 111 in 1988 and 1990, respectively. (See "Proposition 98" below.) "Appropriations subject to limitation," with respect to the State, are authorizations to spend "proceeds of taxes," which consist of tax revenues, and certain other funds, including proceeds from regulatory licenses, user charges or other fees to the extent that such proceeds exceed "the cost reasonably borne by the entity in providing the regulation, product or service," but "proceeds of taxes" exclude most state subsidies to local governments, tax refunds and some benefit payments such as unemployment insurance. No limit is imposed on appropriations of funds which are not "proceeds of taxes," such as reasonable user charges or fees, and certain other non-tax funds.

         Not included in the Appropriations Limit are appropriations for the debt service costs of bonds existing or authorized by January 1, 1979, or subsequently authorized by the voters, appropriations required to comply with mandates of courts or the federal government, appropriations for qualified capital outlay projects, appropriations of revenues derived from any increase in gasoline taxes and motor vehicle weight fees above January 1, 1990 levels, and appropriation of certain special taxes imposed by initiative (e.g., cigarette and tobacco taxes). The Appropriations Limit may also be exceeded in cases of emergency.

         The State's yearly Appropriations Limit is based on the limit for the prior year with annual adjustments for changes in

California per capita personal income and population and any transfers of financial responsibility for providing services to or from another unit of government.

         As originally enacted in 1979, the Appropriations Limit was based on 1978-79 fiscal year authorizations to expend proceeds of taxes and was adjusted annually to reflect changes in cost of living and population (using different definitions, which were modified by Proposition 111). Starting in the 1991-92 Fiscal Year, the Appropriations Limit was recalculated by taking the actual 1986-87 limit and applying the annual adjustments as if Proposition 111 had been in effect.

         Proposition 98. On November 8, 1988, voters approved Proposition 98, a combined initiative constitutional amendment and statute called the "Classroom Instructional Improvement and Accountability Act." Proposition 98 changed State funding of public education below the university level, and the operation of the State Appropriations Limit, primarily by guaranteeing local schools and community colleges ("K-14 schools") a minimum share of General Fund revenues. Under Proposition 98 (as modified by "Proposition 111" which was enacted on June 5, 1990), K-14 schools are guaranteed the greater of (a) in general, a fixed percent of General Fund revenues (the "first test"), (b) the amount appropriated to K-14 schools in the prior year, adjusted for changes in the cost of living (measured as in Article XIII B by reference to State per capita personal income) and enrollment (the "second test"), or (c) a third test, which would replace the second test in any year when the percentage growth in per capita General Fund revenues from the prior year plus one half of one percent is less than the percentage growth in State per capita personal income. Under the third test, schools would receive the amount appropriated in the prior year adjusted for changes in enrollment and per capita General Fund revenues, plus an additional small adjustment factor. If the third test is used in any year, the difference between the third test and the second test would become a "credit" to schools which would be the basis of payments in future years when per capita General Fund revenue growth exceeds per capita personal income growth. Legislation adopted prior to the end of the 1988-89 Fiscal Year, implementing Proposition 98, determined the K-14 schools' funding guarantee under the first test to be 40.3 percent of the General Fund tax revenues, based on 1986-87 appropriations. However, that amount has been adjusted to 35 percent to account for a subsequent redirection of local property taxes, since such redirection directly affects the share of General Fund revenues to schools.

         During the recession in the early 1990s, General Fund revenues for several years were less than originally projected, so that the original Proposition 98 appropriations turned out to be higher than the minimum percentage provided in the law. The

Legislature responded to these developments by designating the "extra" Proposition 98 payments in one year as a "loan" from future years' entitlements. By implementing these actions, per-pupil funding from Proposition 98 sources stayed almost constant at approximately $4,220 from Fiscal Year 1991-92 to Fiscal Year 1993-94.

         In 1992, a lawsuit was filed, called California Teachers' Association v. Gould, which challenged the validity of these off-budget loans. The settlement of this case, finalized in July 1996, provides, among other things, that both the State and K-14 schools share in the repayment of prior years' emergency loans to schools. Of the total $1.76 billion in loans, the State will repay $935 million by forgiveness of the amount owed, while schools will repay $825 million. The State share of the repayment will be reflected as an appropriation above the current Proposition 98 base calculation. The schools' share of the repayment will count as appropriations that count toward satisfying the Proposition 98 guarantee, or from "below" the current base. Repayments are spread over the eight-year period of 1994-95 through 2001-02 to mitigate any adverse fiscal impact.

State Indebtedness

         The State Treasurer is responsible for the sale of debt obligations of the State and its various authorities and agencies. The State has always paid the principal of and interest on its general obligation bonds, general obligation commercial paper notes, lease-purchase debt and short-term obligations, including revenue anticipation notes and revenue anticipation warrants, when due.

         The State Constitution prohibits the creation of general obligation indebtedness of the State unless a bond law is approved by a majority of the electorate voting at a general election or a direct primary. General obligation bond acts provide that debt service on general obligation bonds shall be appropriated annually from the General Fund and all debt service on general obligation bonds is paid from the General Fund. Under the State Constitution, debt service on general obligation bonds is the second charge to the General Fund after the application of moneys in the General Fund to the support of the public school system and public institutions of higher education. Certain general obligation bond programs receive revenues from sources other than the sale of bonds or the investment of bond proceeds.

         As of January 1, 2002, the State had outstanding $23,897,558,000 aggregate principal amount of long-term general obligation bonds, and unused voter authorizations for the future issuance of $9,974,134,000 of long-term general obligation bonds. This latter figure consists of $4,558,469,000 of authorized commercial paper notes (of which $723,980,000 was outstanding), which had not yet been refunded by general obligation bonds, and $5,415,665,000 of other authorized but unissued general obligation debt (including the most recent voter authorizations). Two bond proposals for $2.8 billion appeared on the March 5, 2002 primary election ballot, and were approved by the voters.

         The General Obligation Bond Law permits the State to issue as variable rate indebtedness up to 20 percent of the aggregate amount of long-term general obligation bonds outstanding. As of January 1, 2002, there was no variable rate indebtedness outstanding; however, the State plans to issue such indebtedness in the future.

         In addition to general obligation bonds, the State builds and acquires capital facilities through the use of lease-purchase borrowing. Under these arrangements, the State Public Works Board, another State or local agency or a joint powers authority issues bonds to pay for the construction of facilities such as office buildings, university buildings or correctional institutions. These facilities are leased to a State agency or the University of California under a long-term lease which provides the source of payment of the debt service on the lease-purchase bonds. In some cases, there is not a separate bond issue, but a trustee directly creates certificates of participation in the State's lease obligation, which are marketed to investors.

         As part of its cash management program, the State has regularly issued short-term obligations to meet cash flow needs. Between spring 1992 and summer 1994, the State had depended upon external borrowing, including borrowings extending into the subsequent fiscal year, to meet its cash needs, including repayment of maturing Notes and Warrants. The State has not had to resort to such cross-year borrowing after the 1994-95 Fiscal Year. The State did not issue any revenue anticipation notes during the 2000-01 fiscal year, the first such occurrence in eighteen years. However, on October 4, 2001, the State issued $5.7 billion of 2001-2002 revenue anticipation notes, to mature on June 28, 2002. The 2001 revenue anticipation notes are payable from any "Unapplied Money" in the General Fund on the maturity date, subject to the prior application of such money to support the public school system and public institutions of higher education, to pay debt service on State general obligation bonds and commercial paper notes, and to reimburse other State special funds, to the extent required by law, for internal borrowings.

Prior Fiscal Years' Financial Results

         Following a severe recession beginning in 1990, the State's financial condition improved markedly during the fiscal years starting in 1995-96, due to a combination of better than expected revenues, slowdown in growth of social welfare programs, and continued spending restraint based on actions taken in earlier years. The State's cash position also improved, and no external deficit borrowing occurred over the end of the last five fiscal years.

         The economy grew strongly during the fiscal years beginning in 1995-96, and as a result, the General Fund took in substantially greater tax revenues (around $2.2 billion in 1995-96, $1.6 billion in 1996-97, $2.4 billion in 1997-98, $1.7 billion in 1998-99, and $8.2 billion in 1999-2000) than were initially planned when the budgets were enacted. These additional funds were largely directed to school spending as mandated by Proposition 98, to make up shortfalls from reduced federal health and welfare aid in 1995-96 and 1996-97 and to fund new program initiatives, including education spending above Proposition 98 minimums, tax reductions, aid to local governments and infrastructure expenditures.

         The 2000 Budget Act, signed by the Governor on June 30, 2000, assumed General Fund revenues and transfers of $73.9 billion, a 3.8 percent increase over 1999-00 estimates. The 2000 Budget Act appropriated $78.8 billion from the General Fund, a
17.3 percent increase over 1999-00 and reflected the use of $5.5 billion from the Special Fund for Economic Uncertainties ("SFEU") available from surpluses in the prior year. In order not to place undue pressure on future budget years, about $7.0 billion of the increased spending in 2000-01 was for one-time expenditures and investments.

         The extraordinary fiscal resources available in 2000-01 allowed the State to provide significantly increased funding for K-12 schools, higher education and health and human services.
New funding was also provided on a one-time basis to local governments. Significant moneys were devoted for capital outlay. A total of $2.0 billion of General Fund money was appropriated for transportation improvements, supplementing gasoline tax revenues normally used for that purpose. This was part of a $6.9 billion Transportation Congestion Relief Program to be implemented over six years. In addition, the Budget Act included $570 million from the General Fund in new funding for housing programs. A total of about $1.5 billion of tax relief was enacted as part of the budget process.

Fiscal Year 2001-02 Budget

         The 2001-02 Governor's Budget, released January 10, 2001, estimated 2001-02 General Fund revenues and transfers to be about $79.4 billion, and proposed $82.9 billion in expenditures, utilizing a portion of the surplus expected from 2001-01. The Governor proposed budget reserves in 2001-02 of $2.4 billion, including $500 million for unplanned litigation costs.

         The May Revision disclosed a reversal of the recent General Fund financial trend, as a result of the slowdown in economic growth in the State starting in the first quarter of 2001 and, most particularly, the steep drop in stock market levels since early 2000. The 2001 Budget Act projected General Fund revenues in 2001-02 would be about $75.1 billion, a drop of $2.9 billion from revised 2000-01 estimates. Most of the drop was attributed to the personal income tax, which reflected both slower job and wage growth and a severe decline in capital gains and stock option income, which is included in personal income tax statistics.

         The Fiscal Year 2001 Budget Act (the "2001 Budget Act") was signed by the Governor on July 26, 2001, almost four weeks after the start of the fiscal year. The Governor vetoed almost $500 million General Fund expenditures from the Budget passed by the Legislature. The spending plan for 2001-02 includes General Fund expenditures of $78.8 billion, a reduction of $1.3 billion from the prior year. This could be accomplished without serious program cuts because such a large part of the 2000 Budget Act comprised one-time expenditures. The spending plan utilizes more than half of the budget surplus as of June 30, 2001, but still leaves a projected balance in the SFEU at June 30, 2002 of $2.6 billion, the largest appropriated reserve in State history. The 2001 Budget Act assumed that, during the course of the fiscal year, the $6.2 billion advanced by the General Fund to the Department of Water Resources for power purchases would be repaid with interest. (See "Recent Developments Regarding Energy," below.)

         The 2001 Budget Act also included Special Fund expenditures of $21.3 billion and Bond Fund expenditures of $3.2 billion. The State issued $5.7 billion of revenue anticipation notes on October 4, 2001 as part of its cash management program.

         Some of the important features of the 2001 Budget Act were: (1)Proposition 98 per pupil spending was increased by 4.9 percent to $7,002; (2) higher education funding was increased to allow for enrollment increases at both the University of California and the California State University system with no fee increases; (3) health, welfare and social services generally are fully funded for anticipated caseload growth; and (4) about $125 million in new General Fund tax relief, primarily for senior citizens property tax assistance and certain new tax credits aimed at rural areas and agricultural equipment.

Fiscal year 2002-03 Proposed Governor's Budget

         The 2002-03 Governor's Budget, release on January 10, 2002 (the "2002-03 Governor's Budget"), projected a fall-off in General Fund revenues due to the national economic recession combined with the stock market decline, which began in mid-2000. Personal Income Tax receipts, which include stock option and capital gains realizations, are particularly impacted by the slowing economy and stock market decline. As a result, the Administration projected a combined budget gap for 2001-02 and 2002-03 of approximately $12.5 billion.

         The 2002-03 Governor's Budget projected revenues from the three largest sources of tax revenue (personal income, sales and use and corporation) to be about $64.9 billion in 2001-02. This is more than $5 billion lower than projected in the 2001 Budget Act and more than $7 billion lower than the final estimates for 2000-01. Most of the decline in projected tax revenues and transfer, projected to be $77.1 billion in 2001-02, of Water Resources Revenues Bonds and other sources to repay General Fund loans with interest. Every effort is being made to sell the bonds as quickly as possible; however, the exact timing of this bond sale is still uncertain. See "Recent Developments Regarding Energy," below. The 2002-03 billion and total revenues and transfers of $79.3 billion for 2002-03.

         The Administration proposed the following major actions to close the $12.5 billion budget gap for the two fiscal years: (1) expenditure reductions in the 2001-02 and 2002-03 fiscal years (from currently budgeted and projected expenditures based on current programs) totaling about $5.2 billion; (2) funding shifts from the General Fund to other sources, including bond funds and special funds, totaling $586 million; (3) anticipated increases in federal funding for health and human services programs, security/bioterrorism and other areas totalling about $1.1 billion; and (4) interfund loans, accelerations and transfers totaling $5.6 billion.

         All of these proposals are subject to consideration by the Legislature and, in some cases, action by other bodies, such as the federal government and the State pension funds. The final outcome of these proposals will not be known for several months.

         On February 20, 2002, the Legislative Analyst released her annual report on the Governor's Budget proposals (the "LAO Report"). The LAO Report projected that revenues would be about $3.9 billion lower over the period December 1, 2001 to June 30,

2003, and that expenditures would be about $1.1 billion higher, than the estimates in the 2002-03 Governor's Budget. As a result, the budget gap could be up to $5 billion higher than estimated by the Administration. The LAO Report contained many suggestions for possible actions to close the budget gap for consideration by the Legislature.

Recent Developments Regarding State Finances

         A series of reports after the start of the 2001-02 Fiscal Year have indicated that both the national and the State economies have been in a recession starting in 2001. In California, the impact has been particularly felt in the high technology sector centered in the Bay Area/Silicon Valley, in the construction section and in exports. The tragic events of September 11 have exacerbated the impact of the weakened economy, especially on tourism-related industries and locations. The Administration predicts there will be continued weakness through at least the first half of 2002 until recovery that the California economy continued to outperform the nation as a whole.

         The slowdown in the California economy, combined with weakness in the stock market, has resulted in a dramatic decline in General Fund revenues compared to the estimates made at the time of the enactment in July 2001 of the 2001 Budget Act. The decline in General Fund revenues is reflected in the 2002-03 Governor's Budget, discussed above.

         The 2002 LAO Report projects General Fund revenues for the period December 1, 2001 to June 30, 2002 will be about $2.8 billion lower than the forecast in the 2002-03 Governor's Budget, primarily because of recent evidence of lower-than-expected revenues and different estimates of stock option and capital gains income.

         The State Controller has reported that General Fund cash receipts for the period July 1, 2001 through January 31, 2002 were about $1.4 billion below the forecast of cash receipts for such period contained in the 2002-03 Governor's Budget. The forecast of cash receipts in the 2002-03 Governor's Budget consisted of actual receipts through November 2002 and estimates for the balance of the year, so the shortfall reported by the Controller was attributable only to December 2001 and January 2002 estimates.

         In October 2001, the Governor announced a hiring freeze for most State positions and directed State agencies to make cuts in operating expenses totaling at least $150 million in 2001-02 expenditures. The Governor also asked agencies to prepare for cuts of up to 15 percent in expenditures in the 2002-03 fiscal year budget. Most of these actions do not apply to public safety and certain other mandated expenditures.

         In November 2001, the Governor issued a letter to all State departments and agencies instituting immediate action to further reduce expenditures in the 2001-02 fiscal year. Pending action by the Legislature to cut expenditures, the Governor directed agencies to immediately freeze spending on a specified list of programs and projects totaling almost $2.25 billion (including the actions he directed in October). These program cuts and reversions cover almost all areas of State spending, including State operations, aid to local governments and capital outlay. The Governor stated that he had excluded from spending cuts expenditures which could provide short-term stimulus to the State economy. The Governor convened a special session of the Legislature in January 2002 to act on these proposed current year reductions. They were enacted, with certain modifications made by the Legislature, for a total of $2.2 billion, on February 4, 2002.

         The State Treasurer announced in early January 2002 a plan to, among other things, have amortization of the State's long-term debt more closely approximate level annual debt service costs as compared to level annual principal, the current practice. Another element of the Treasurer's plan is the proposed issuance of refunding debt to pay selected maturities of general obligation bonds coming due in the period from February 2002 to June 2004. The first sale of refunding bonds will occur in March 2002, to refund maturities up to June 2003, with additional sales potentially to occur in 2003. Refunding of the selected maturities would not involve any early redemptions or extend the final maturity of the refunding bonds beyond the final maturity of the series of bonds of which the selected maturities were a part. Such refunding bonds would enable the State to move toward level annual debt service in future years and, if fully implemented as described in the plan, would provide General Fund expenditure reductions of up to $1.9 billion over the period from February 2002 to June 2004. The Governor has incorporated this plan in an update to the 2002-03 Governor's Budget.

Recent Developments Regarding Energy

         Development of the Power Supply Program. In January 2001, the Governor of California determined that the electricity available from California's utilities was insufficient to prevent widespread and prolonged disruption of electric service in California and proclaimed a state of emergency to exist in California under the California Emergency Services Act. The Governor directed the Department of Water Resources of the State ("DWR") to enter into contracts and arrangements for the purchase and sale of electric power as necessary to assist in mitigating the effects of the emergency (the "Power Supply Program"). The Power Supply Program also has been implemented under legislation enacted in 2001 (the "Power Supply Act") and orders of the California Public Utilities Commission ("CPUC").

         DWR sells electricity to approximately 10 million retail
end-use customers in California (the "Customers").   The
Customers are also served by three investor-owned utilities, Pacific Gas and Electric Company ("PG&E"), Southern California Edison Company ("SCE") and San Diego Gas & Electric Company ("SDG&E") (collectively called the "IOUs"). DWR purchases power from wholesale suppliers under long-term contracts and in short-term and spot market transactions. DWR electricity is delivered to the Customers through the transmission and distribution systems of the IOUs and payments from the Customers and collected by the IOUs pursuant to servicing arrangements ordered by the CPUC.

         The Power Supply Program is expected to supply the shortfall (the "net short") between the amount of electricity required by Customers and the amount of electricity furnished to Customers by the IOUs until December 31, 2002. The Administration and the CPUC are developing plans for the provision of the net short after 2002, including plans to enable each of the IOUs to be able to furnish the portion of the net short not provided by DWR's long-term contracts (the "residual net short"). Alternatively, it is possible that the authorization of DWR to provide the residual net short will be extended by legislation or that another State agency will be authorized to develop a successor program. The proposed rate agreement between DWR and the CPUC, described below under "CPUC Actions," anticipates the imposition of a surcharge on all Customers (based on the aggregate amount of electricity sold by DWR and the IOUs) to pay DWRs debt service costs, with the result that DWR itself would not be required to continue to sell electricity to pay its debt service costs.

         Financing the Power Supply Program. The Power Supply Program was initially financed by unsecured, interest-bearing loans from the General Fund of the State (State loans) aggregating approximately $6.2 billion (of which $116 million has already been repaid). Advances from the General Fund ceased in June 2001, after DWR arranged secured loans from banks and other financial institutions, producing net proceeds aggregating approximately $4.1 billion (Interim loans). The Power Supply Program is also funded by revenue from electricity sales to Customers; cash receipts from such revenues have aggregated approximately $3.7 billion through January 31, 2002.

         DWR is authorized by the Power Supply Act to issue up to $13.4 billion in revenue bonds. Sale of the bonds has been delayed since mid-2001 by a number of factors, including potential legal challenges and the proceedings described below under CPUC Actions. At the date of the Official Statement, there is no proposed schedule for sale of the bonds.

         The terms of the Interim loans require that the DWR revenue bond proceeds be used to prepay the Interim loans (before being used to repay the State loans or to pay expenses of the Power Supply Program). Unless the Interim loans are so prepaid, Interim loan principal is payable in eleven quarterly installments commencing on April 30, 2002. Interest is payable at variable rates tied to market indices. Interest is capitalized through February 2002, and thereafter, principal and interest are payable solely from revenues from power sales and other funds of the Power Supply Program after provision is made for the payment of power purchase costs and other operating expenses of the Power Supply Program. The Interim loans are not a general obligation of the State and are not repayable from or secured by the General Fund. The loan agreement does not provide for acceleration of the Interim loans if DWR is not in compliance with the terms of the loan agreement. DWRs current revenue requirement (described below under CPUC Actions) includes provision to pay scheduled debt service on the Interim loans in 2002.

         DWR also plans to repay the State loans from the proceeds of sale of DWR revenue bonds. DWRs current revenue requirement (described below under CPUC Actions) does not include provision for repayment of any State loans in 2002 power sales revenues.

         CPUC Actions. Under California law, the retail rates for electricity supplied to Customers by DWR and the IOUs are to be set by the CPUC. Under the Power Supply Act, DWR is required to establish, revise and notify the CPUC of its revenue requirement for its purchases of electricity and its debt service. On November 5, 2001, DWR notified the CPUC of its revenue requirement through December 31, 2002. The CPUC had already authorized substantial overall retail rate increases commencing in early 2001, and on February 21, 2002 it adopted a decision establishing the respective rates to be recovered by DWR with each of the service territories of the IOUs. Determination of the respective rates for the IOUs may result in additional adjustments to overall rates.

         PG&E has filed Pacific Gas and Electric Company v. The California Department of Water Resources, et al., (Sacramento County Superior Court) contesting the DWR determination that its revenue requirement is just and reasonable. A hearing in the case is scheduled to be held in April 2002.

         The Power Supply Act authorizes DWR and the CPUC to enter into a rate agreement pertaining to DWR charges. A decision approving the proposed rate agreement was adopted by the CPUC on February 21, 2002. The proposed rate agreement would provide for the CPUC to impose bond charges (irrevocable surcharges imposed upon Customers to pay DWR revenue bond debt service) and department power charges (imposed upon Customers for electricity sold by DWR to pay DWR power purchase costs and other operating expenses) in response to DWRs submittal of its revenue requirement. Bond charges are a necessary component of DWRs planned revenue bond program and will not be imposed until after the decision of the CPUC approving the rate agreement providing for such charges becomes final and unappealable.

         The CPUC has approved servicing agreements between DWR and SDG&E and SCE, and adopted a servicing order as to DWR and PG&E pertaining to the delivery of DWR-purchased electricity to Customers through the transmission and distribution systems of the IOUs and the collection of payments for DWR from Customers by the IOUs. PG&E has challenged the servicing order in Bankruptcy Court (although PG&E continues to make remittances to DWR as required by CPUC orders). Revisions to the existing servicing agreements and the servicing order will be required to implement the rate agreement described above.

         The CPUC has adopted a decision suspending as of September 20, 2001 the right of additional Customers to elect to purchase electricity from suppliers other than DWR and the IOUs until DWR is no longer a supplier of electricity. Petitions for writs of review of this decision were rejected by the California Supreme Court. Also pending before the CPUC are questions regarding the implementation of this decision, including whether the date by which the affected Customers must have exercised their election should be earlier than September 20, 2001, and what, if any, exit fees may be imposed upon Customers choosing other suppliers.

         The timing of CPUC action or the effective dates of those actions may be affected by appeals or litigation brought by IOUs, consumer groups or other interested parties. Although under State law, appeals and litigation of CPUC actions related to the Power Supply Program must be granted an expedited appeal process, there can be no assurance that any such appeals or litigation will not delay the issuance of DWRs revenue bonds or the implementation of DWR's rates.

         Litigation. A number of lawsuits and regulatory proceedings have been commenced concerning various aspects of the current energy situation. These include disputes over rates set by the CPUC; responsibility for the electricity and natural gas purchases made by the IOUs and the California Independent Systems

Operator ("ISO"); continuing contractual obligations of certain small independent power generators; and antitrust and fraud claims against various parties. These actions do not seek a judgment against the State's General Fund, and in some cases neither the State nor the DWR is even a party to these actions. However, these cases may have an impact on the price or supply of energy in California.

         Pacific Gas and Electric Bankruptcy. On April 6, 2001, PG&E filed a voluntary Chapter 11 bankruptcy petition in U.S. Bankruptcy Court for the Northern District of California, San Francisco Division (In re Pacific Gas and Electric, U.S. Bankruptcy Court, N.D. Cal). The State has filed numerous claims as a creditor of PG&E, including but not limited to, claims for income and property taxes, regulatory fees, fines and penalties and environmental fees, fines and penalties.

         DWR has filed administrative claims for post-petition purchases of electricity on PG&Es behalf, arising from the sale of electric energy or services for the customers of PG&E for the period April 7, 2001, through October 31, 2001, in an estimated amount of approximately $275 million. Claims for amounts due for November 2001, and beyond, if any, may be filed. DWR has also filed claims for pre-petition power related matters in the estimated amount of approximately $225 million.

         On September 20, 2001, PG&E filed its plan of reorganization. The plan seeks an extensive restructuring of PG&Es business and the transfer of certain of its assets, including its electric and gas transmission assets, to newly created limited liability companies on the theory that the Bankruptcy Code expressly preempts state law. The plan states that PG&E will seek to establish conditions to PG&Es resumption of its responsibility for the power currently being provided its customers by DWR, and a ruling to prohibit it from accepting an assignment of any of DWRs long-term power purchase contracts. On February 7, 2002, the court ruled that PG&E must amend its plan to remove relief that is contrary to the States sovereign immunity or prove that the State has waived its sovereign immunity. The court also rejected PG&Es express preemption theory and held that PG&E must proceed on an implied preemption theory. On February 27, 2002, the court scheduled a hearing on PG&Es amended plan and disclosure statement for March 26, 2002. The court also ruled that CPUC may file an alternative plan of reorganization to be considered side by side with the PG&E plan. At the March 26th hearing, the court will conduct a status conference on the progress of the CPUC alternative plan.

Economic Overview

         California's economy, the largest among the 50 states and one of the largest in the world, has major components in high technology, trade, entertainment, agriculture, manufacturing, tourism, construction and services. California's economy started to slow down in the Spring of 2001.

         The slowdown has been most pronounced in the state's high-tech sector and tourism industry. The latter was hit hard by the September 11 terrorist attacks. State unemployment rose from 4.5 percent in February 2001 to 6.0 percent in December 2001.

         The slowing economy, conservation, incremental increases in electricity production capacity, and mild weather allowed the State to get through last summer without the electricity blackouts that the State experienced at the beginning of 2001. General issues need to be resolved regarding the States energy problems, however.

Litigation

         The State is a party to numerous legal proceedings, many of which normally occur in governmental operation. Certain of these proceedings, if decided against the State, may require it to make significant future expenditures or may impair future revenue sources.

























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